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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-8793

Strong Opportunity Fund, Inc., on behalf of Strong Advisor Select Fund,

Strong Advisor U.S. Small/Mid Cap Growth Fund, Strong Endeavor Fund

and Strong Opportunity Fund

(Exact name of registrant as specified in charter)

P.O. Box 2936 Milwaukee, WI	53201
(Address of principal executive offices)	(Zip code)

Richard Smirl, Strong Capital Management, Inc.

P.O. Box 2936 Milwaukee, WI 53201

(Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 359-3400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1.    Reports to Shareholders

ANNUAL REPORT    |    December 31, 2003

Strong

Growth

Funds

Strong Blue Chip Fund

Strong Discovery Fund

Strong Endeavor Fund

Strong Large Cap Growth Fund

Strong U.S. Emerging Growth Fund

Strong Enterprise Fund

Strong Growth 20 Fund

Strong Growth Fund

Strong Large Company Growth Fund

ANNUAL REPORT    |    December 31, 2003

Strong

Growth

Funds

A Few Words From Dick Weiss

Market Update — January 1, 2003, to December 31, 2003

One of the great strengths of Strong Capital Management, Inc. (“Strong”), is the autonomy of its different investment teams. Unlike so many institutions where a single investment philosophy predominates and stock selection is done by committee, Strong is comprised of highly independent investment teams with individual philosophies and practices.

This independence notwithstanding, the investment teams share a common objective — adding value for shareholders.

Despite the turmoil surrounding the mutual fund industry and our firm during the last quarter of 2003, Strong’s investment teams performed admirably. According to Lipper, 74 percent of the Strong Funds beat their respective peer indices since their inception.*

Indeed, 2003 turned out to be a better year than anticipated by the investment world. In October of 2002, the market bottomed, and then began a steady advance upward into 2003. Troubled by the prospect of military conflict with Iraq, the market turned down in January and bottomed again in March. Once the outcome in Iraq

Economic Growth Rebounded in 2003

*	Results are based on total returns. 110 of 149 funds, including separate share classes, outperformed their Lipper Peer Indices since the funds’ inception through 12-31-03. Investment values fluctuate. Results will vary for other time periods. Does not include effect of any loads (as applicable).

(Continued on next page)

became clear, the market anticipated the major business recovery that materialized in the third and fourth quarters, and resumed its forward march. The S&P 500 Index, Dow Jones Industrial Average, and Nasdaq moved up smartly for the remainder of the year.

It was, in effect, a rising tide that lifted many boats. Stocks that had been especially battered by the three-year bear market — either because the market assumed their business models were broken or because they had been pushed to the edge of bankruptcy — enjoyed dramatic recoveries. Once it became clear that the economy had bottomed, many of the most downtrodden stocks rebounded like coiled springs and rose appreciably in the second half of 2003. This is a phenomenon that has typically occurred after tough bear markets and has generally lasted around 6-8 months. I believe we are approaching the end of this phase.

In some instances, I believe going against conventional wisdom in 2004 will spell the difference between average and exceptional performance. For example:

•	Popular opinion has it that manufacturing — a sector which has suffered for roughly 30 years — will continue to falter in 2004. I disagree. It appears that 2004 may shape up to be the first synchronized global economic recovery in years. That, combined with a weak dollar, should make U.S. manufacturing goods increasingly competitive around the world and bolster the sector’s overall results.

•	The energy sector, which significantly underperformed in 2003, looks promising as well. While it participated in the fourth quarter rally, it lagged for the year and was nearing an all-time low, as a percentage of the S&P 500 Index. Energy prices were stronger than most observers expected in 2003. Given the likely increase in demand as the global economy expands, energy prices should remain at the upper end of their normal trading range. This scenario would allow individual energy stocks to play catch-up.

Here at home, the U.S. economy shows unmistakable signs of strengthening. Job growth is gaining momentum. Consumer confidence quite clearly is on the rise. All in all, it’s an encouraging combination.

If you accept the premise that there will be a wider divergence of performance this year, diversification becomes essential. It’s going to be harder to make money in 2004 than it was in 2003. But in a market environment where a rising tide will not lift all issues indiscriminately, diversified mutual funds can be a sound and sensible investment option.

Consumer Confidence Increased in 2003

Thank you for investing with Strong.

Richard T. Weiss

Vice Chairman

Strong Financial Corporation

Strong Blue Chip Fund

The year 2003 proved to be a very strong year for equities, providing welcome relief from the three-year bear market. In this environment, the Strong Blue Chip Fund posted a return of 29.00% for the one-year period. This placed it slightly ahead of its broad-based benchmark, the S&P 500, which returned 28.67%.

Over the year, the Fund’s performance generally followed the same direction as the broader market. The Fund posted mild losses in the first quarter, when the markets and the economy were stalled by concerns about the war with Iraq. Over the remainder of the year, however, the Fund posted strong returns as the war’s quick resolution boosted investor and consumer confidence. Economic stimulus, in the form of tax cuts from the President and Congress, and continued low interest rates from the Federal Reserve helped to drive an economic rebound that supported strong equity performance across virtually every sector of the market.

Small caps led the market

In keeping with our “blue chip” mandate, this Fund focused on the stocks of high-quality, large-cap companies that we believed offer solid prospects for future growth and were available at reasonable prices. In the early stages of the year’s recovery, investors were still cautious, and thus favored larger-company stocks, which can offer a greater degree of stability than small-cap stocks. The Fund benefited strongly from this trend in the second quarter of the year.

As the economy showed signs of an accelerating recovery, though, investors gained more confidence and were willing to take on higher degrees of risk. This led to renewed interest in smaller-company stocks, driving their returns strongly forward in the second half of the year. Our portfolio was strongly skewed toward larger companies, so this shift in market direction was not entirely favorable to our relative returns. Less risk-wary investors also drove technology stocks higher, which did have a positive impact on a number of the Fund’s holdings.

While we retained a large-cap focus, in spring we expanded the universe of stocks eligible for inclusion in the portfolio. This roughly doubled the number of eligible stocks, giving us the ability to be both more flexible and more selective in our investments. This change contributed to the Fund’s improved performance in the late spring and the second half of the year. This does not mean that we are adding small caps to the Fund; it simply indicates that we have been able to make good use of our new ability to range outside of the very largest companies in the U.S.

Technology had strong returns

The return to favor of many technology and telecommunication stocks had a positive impact on the Fund’s performance. Among our successful holdings in these areas were eBay, Yahoo!, and Nextel Communications. We consider eBay and Yahoo! to be representatives of not only the technology sector but also a representative of consumer stocks. This characteristic was strongly evident in 2003, as the two appeared to benefit from strong consumer trends as well as renewed interest in the tech sector. The single most beneficial holding in the portfolio was also a technology stock: networking giant Cisco Systems. Because technology stocks have already experienced a strong run-up, we do not anticipate carrying a large overweighting in the sector (relative to our benchmark) in 2004.

In the second half of the year, we reduced the Fund’s exposure to healthcare stocks. As many stocks in the sector underperformed the market — particularly major pharmaceutical companies — this move benefited our returns. We believe we now can identify companies in the sector that offer good opportunities for growth, given their now much more reasonable valuations.

Recovery appears likely to continue

The consumer has led the economic recovery so far, with heavy spending in housing and cars. We believe consumer spending will continue to play a large role in economic growth in 2004. There are hopes for an improving employment picture, and that, along with continued benefits from 2003’s tax-cut legislation, should help to further the outlook for consumer spending. For this reason, we expect to emphasize consumer-oriented stocks in the portfolio.

Business spending may, however, now be moving into a leadership role, as evidenced by a resurgence in production and rising orders for capital goods. Considering all these factors, we have positioned the Fund to benefit from the global economic expansion that we anticipate will continue in 2004.

Thank you for your investment in the Strong Blue Chip Fund.

Karen E. McGrath

Portfolio Manager

2

Fund Highlights

Your Fund’s Approach

The Fund invests, under normal conditions, at least 80% of its net assets in blue chip companies. The Fund considers blue chip companies to be companies whose stock is included in the Russell Top 200 Growth Index or companies with a similar capitalization at the time of the Fund’s investment. The Fund invests in blue chip companies and focuses on companies its manager believes offers the potential for capital growth.

Average Annual Total Returns

As of 12-31-03

Investor Class
1-year	29.00%
3-year	-12.43%
5-year	-5.36%
Since Fund Inception (6-30-97)	2.69%

Equity funds are volatile investments and should only be considered for long-term goals.

Growth of an Assumed $10,000 Investment†

From 6-30-97 to 12-31-03

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Large-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

From time to time, the Fund’s advisor and/or administrator has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

*	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Large-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Growth Funds Category. Source of the S&P index data is Standard & Poor’s Micropal. Source of the Lipper index data is Lipper Inc.

3

Strong Discovery Fund

The Strong Discovery Fund delivered its best annual return to shareholders in more than a decade, gaining 38.34%. Nonetheless, the Fund’s positioning during the second quarter negatively affected the overall performance, resulting in the Fund trailing its broad-based benchmark, the Russell 2000 Index, which returned 47.25% for the year.

The return of the Russell 2000 was heavily influenced by the smallest companies in the index. In fact, micro-cap companies — those with market capitalizations of less than $500 million — produced a good deal of the index’s return. This Fund strives to keep a balance of both small- and mid-cap stocks to help manage risk. We believe this is a prudent long-term strategy, though it hindered our performance relative to our benchmark this past year.

Improvement in the economy and markets

The stock market improved considerably during the middle of 2003, as concerns about the conflict in Iraq eased, and the outlook for economic growth improved. Investor confidence improved significantly, and consumer spending remained robust. By the end of the year, signs of an impressive economic recovery became undeniable.

While we were not surprised by the fundamental strength of the economy or corporate earnings, we were surprised that high-volatility stocks experienced the strongest performance over the past year. This is evidenced by data indicating that the strongest performance in 2003 came from those companies that had the poorest returns on equity in addition to having the most volatile stock prices. Our focus on exhaustive, fundamental research tends to steer us away from such companies, which accounts for much of our underperformance this past year.

Intensive research drives the process

Our team of portfolio managers and analysts worked diligently in 2003 to research each individual holding for the Discovery Fund. Our research process is based on the idea of surrounding a company. This can be likened to the work of investigative journalists. We begin by thoroughly analyzing its financial statements, looking for strong earnings growth relative to the investment required to grow their businesses.

This year our research led us to a number of consumer discretionary holdings, including Urban Outfitters, which contributed significantly to performance. This lifestyle merchandising company operates specialty retail stores under the Urban Outfitters, Anthropologie, and Free People brands. Many elements of our research process helped us to identify the opportunity we believe this company represents. We hold extensive conversations with senior management, but also interview middle managers, sales personnel, and product or channel managers who can provide valuable insights into sales trends, customer interests, and the competitive landscape. These relationships help us to gain an understanding of the effectiveness of new product and customer initiatives. Information from competitors, suppliers, and customers helps to round out our understanding of a company.

Companies with distinct qualities

With our investigative research, we were able to determine that Urban Outfitters, which targets fashion-conscious young adults, offered unique merchandise that indicated a keen understanding of customer buying trends. We believed this company had an exciting growth opportunity in each of its store concepts, as the company grows from a relatively small base. We also believed the company would be able to grow smart, as it began to open more mall-based locations, which have a lower cost to operate.

Our research also led us to pay close attention to the healthcare sector, which was a robust contributor to portfolio performance in 2003. Fund holding Digene Corporation, a developer of gene-based testing systems for the screening of human diseases, performed especially well. Digene’s primary focus is on screening for women’s cancers and infectious diseases. During the year, Digene’s stock performed well as its testing products gained further acceptance and as the company continued its expansion in Europe.

When investing in small- and mid-cap companies, we believe that our research into companies of all sizes is a key advantage. Many small- and mid-cap companies compete, form partnerships, or do business with larger companies. With research that spans the market capitalization spectrum, we get unusual insights that enhance our ability to build a differentiated portfolio of growth stocks.

Our outlook for 2004

Investors enter 2004 with more optimism about the future for equities, supported by an improving economy and low interest rates and inflation. After the broad rally of the past year, however, we believe investors will be much more

4

Fund Highlights

Your Fund’s Approach

The Fund invests in securities that its managers believe offer attractive opportunities for growth. The Fund usually invests in a diversified portfolio of common stocks from small- and medium-capitalization companies. These are chosen through a combination of in-depth fundamental analysis of a company’s financial reports and direct, on-site research during company visits.

Average Annual Total Returns

As of 12-31-03

Investor Class
1-year	38.34%
5-year	6.75%
10-year	7.82%
Since Fund Inception (12-31-87)	12.57%

Equity funds are volatile investments and should only be considered for long-term goals.

Growth of an Assumed $10,000 Investment†

From 12-31-87 to 12-31-03

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell 2000® Index and the Lipper Mid-Cap Core Funds Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Because smaller companies often have narrower markets and limited financial resources, investments in theses stocks present more risk than investments in those of larger, more established companies.

From time to time, the Fund’s advisor and/or administrator has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

*	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. The Lipper Mid-Cap Core Funds Average is the average of all funds in the Lipper Mid-Cap Core Funds Category. Source of the Russell index data is Standard & Poor’s Micropal. Source of the Lipper index data is Lipper Inc.

discriminating going forward. They are likely to reward companies with sustainable or improving growth, and punish those whose projections prove too optimistic — a situation that could particularly affect companies with the loftiest stock prices.

Thank you for your investment in the Strong Discovery Fund. We appreciate the trust you’ve placed in us.

Thomas J. Pence

Portfolio Co-Manager

James M. Leach

Portfolio Co-Manager

5

Strong Endeavor Fund

For the year ended December 31, 2003, the Strong Endeavor Fund delivered very solid returns, advancing 32.57%. It outperformed its broad-based index, the S&P 500, which returned 28.67% over the same period.

We had positioned the Fund to benefit from overall improvement in economic conditions and investor confidence. As that improvement took shape over the course of the year, the Fund posted solid performance. The Fund’s returns were largely driven by solid stock picking among the consumer discretionary, technology, and healthcare sectors of the market.

An investigative approach

Our team of portfolio managers and analysts worked diligently in 2003 to research each individual holding for the Fund. Our research process is based on the idea of surrounding a company. This can be likened to the work of investigative journalists, tapping into an extensive network of sources to develop an original investment opinion. We begin surrounding a company by thoroughly analyzing its financial statements, looking for companies that can produce strong earnings growth relative to the investment required to grow their businesses.

One of the companies this research led us toward in 2003 was Cisco Systems, the manufacturer of a broad array of networking and communications products. We seek to gain perspectives from many key individuals who directly affect the particular company or industry that is the subject of our research. We hold extensive conversations with senior management, but also interview middle managers, sales personnel, and product or channel managers who can provide valuable insights into sales trends, customer interests, and the competitive landscape. These relationships help us to gain an understanding of the effectiveness of new product and customer initiatives. Information from competitors, suppliers, and customers helps to round out our understanding.

In Cisco’s case, our research among component suppliers indicated that business trends were improving across most of the company’s customer base. Indeed, Cisco was able to announce an important new contract with the U.S. Defense Department to build a high-speed data network. Cisco’s solid operating leverage, improving business trends, and reduced product backlog and lead times were all positive for the company’s stock.

Healthy performers for the fund

Semiconductor manufacturer Intel Corporation was also a solid holding during the period. The semiconductor industry fared well this year, and Intel rose on the strength in demand as it witnessed a solid push in the markets for servers, desktop computers, and mobile devices. Also, the company continued to benefit from high expectations that its Centrino chipset will allow it to build considerable market share in the growing laptop market.

Finally, as demand for leisure travel improved this year, our carefully researched holdings in the travel sector contributed positively to returns. For example, Royal Caribbean, one of the world’s largest cruise lines, benefited from improved bookings and its strong position among its competitors. As the economy strengthened, we detected improving leisure travel as trends returned to normal after three years of below-average results.

We believe that our research of companies of all sizes is a key advantage even when investing in larger-cap companies. Many large companies compete, form partnerships, or do business with smaller and midsize companies. With research that spans the market-capitalization spectrum, we get unusual insights that enhance our ability to build a differentiated portfolio of growth stocks.

A positive outlook overall

We expect economic and corporate earnings growth to continue at a moderate pace in the coming year. Inflation appears to be at a sustainably low level, with strong productivity gains and job growth finally picking up. These factors should provide a solid foundation for the equity markets next year.

There is, however, potential for rising interest rates due to a weaker dollar and improving economy, which could hamper stock returns somewhat. In this environment, we intend to continue to maintain a balance of core growth holdings and develop growth stocks in the portfolio. Our aim is to take advantage of the opportunities that may present themselves in 2004, while prudently managing risk.

Thank you for your investment in the Strong Endeavor Fund. We appreciate the trust you’ve placed in us.

Thomas J. Pence

Portfolio Co-Manager

D. Paul Berg

Portfolio Co-Manager

6

Fund Highlights

Your Fund’s Approach

The Fund focuses on companies that its managers believe have above-average earnings growth prospects. The Fund invests primarily in large-capitalization companies but also invests in small- and medium-capitalization companies. The Fund’s managers select companies that have attractive growth prospects, accelerating sales and earnings, and positive fundamentals.

Average Annual Total Returns

As of 12-31-03

Investor Class
1-year	32.57%
Since Fund Inception (4-6-01)	-2.54%

Equity funds are volatile investments and should only be considered for long-term goals.

Growth of an Assumed $10,000 Investment†

From 4-6-01 to 12-31-03

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the S&P 500 Index and the Lipper Large-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or a loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

From time to time, the Fund’s advisor and/or administrator has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

*	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Large-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Growth Funds Category. Source of the S&P index data is Standard & Poor’s Micropal. Source of the Lipper index data is Lipper Inc.

7

Strong Large Cap Growth Fund

The year 2003 offered extraordinary returns for equity investors, as double-digit returns surpassed the common expectations after a three-year bear market. The Strong Large Cap Growth Fund was up a solid 26.83% for the year, performance that placed it just behind its broad-based S&P 500 Index, which returned 28.67% for the same period.

Economic stimulus efforts worked

Stock markets surged upward around the world as central banks, including the U.S. Federal Reserve, took active steps to ignite languishing global economies. In the U.S., the Fed’s efforts received an extra boost from the tax cuts provided by the President and Congress.

The economic stimulus had its desired impact, and as economic activity increased, corporate earnings improved, and investors gained some much-needed confidence to buy stocks. The change was dramatic, with the equity markets rallying by more than 35% off the lows they hit in March.

While many positive fundamental trends provided welcome support for this year’s rally, the equity market included a speculative element as well. This is evidenced by data indicating that the strongest performance in 2003 came from those companies that had the poorest returns on equity in addition to having the most volatile stock prices. Our process tends to steer us away from such companies, which accounts for much of our underperformance this past year.

A hands-on research process

Our investment process to discover long-term winners was very fundamental in nature. First, we did our financial homework and kicked the tires, meeting directly with company management — and researching competitors as well, to gain a broader understanding of the opportunities and pressures within an industry. We then considered this company-specific research in light of our overall outlook on the direction of the economy, as well as any broad investment themes that we believed could provide a favorable tailwind for specific sectors and industries. Among the themes we considered were the impact of the aging of the baby boomer generation, the emergence of China as an economic power, and the rising demand for healthcare products and services.

Managing risk is essential, given that growth stocks tend to be more volatile than value-oriented stocks. We sought to diversify the Fund by owning 80 to 100 stocks in the portfolio, spanning many industries. Our discipline for selling stocks was also driven by our eye toward risk management. We set target prices for the stocks the Fund owns, and we continuously monitored the relevant valuation measures for our holdings. We also watched for changes in fundamental conditions that could hurt the prospects for one or more of the Fund’s holdings.

Two examples from the portfolio

Intel is an example of one of the Fund’s largest holdings, and one of its biggest gainers in 2003. As the world’s largest manufacturer of microprocessors for personal computers and other uses through the technology and telecommunications industries, Intel has emerged from the post-Y2K technology recession as an even stronger and more dominant competitor. Intel managed to remain profitable throughout the recession while awaiting an economic recovery by offering a host of new products, including the Centrino processor for mobile computers.

Another large Fund holding that performed during the year was Home Depot. In early 2003, Home Depot was commonly viewed as a broken, one-time growth stock with a new management team that didn’t understand the retail business and had carelessly destroyed the company’s famous culture of customer service. We didn’t accept the conventional wisdom at face value and instead looked more closely at the company’s CEO, Bob Nardelli. After carefully researching his reputation and previous track record, and by listening to his plans for turning around the troubled retailer, we formed a much more positive opinion and invested in the stock. In 2003, Nardelli’s initiatives, supported by a buoyant housing market, enabled Home Depot to exceed consensus earnings expectations and caused its stock to outperform for the year.

Economy could remain strong

Our outlook for the coming months is continued economic strength with the Federal Reserve keeping interest rates low through the first half of the year. These factors, combined with the tendency for Presidential election years to be friendly to the equity markets, should provide a good backdrop for stocks in early 2004. We therefore believe the companies that can benefit from a stronger economic environment should do well in the coming year.

8

Fund Highlights

Your Fund’s Approach

The Fund invests in stocks of large-capitalization companies that its manager believes offer the potential for capital growth. The Fund’s manager seeks to identify companies that have superior sales and earnings, enjoy a competitive advantage, and have effective management. Although the Fund can invest in stocks of any economic sector, at times it may emphasize one or more particular sectors.

Average Annual Total Returns

As of 12-31-03

Investor Class
1-year	26.83%
5-year	-3.59%
10-year	6.92%
Since Fund Inception (12-30-81)	11.82%

Equity funds are volatile investments and should only be considered for long-term goals.

Growth of an Assumed $10,000 Investment†

From 12-30-81 to 12-31-03

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Large-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

From time to time, the Fund’s advisor and/or administrator has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

*	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Large-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Growth Funds Category. Source of the S&P index data is Standard & Poor’s Micropal. Source of the Lipper index data is Lipper Inc.

Thank you for your continued investment in the Strong Large Cap Growth Fund. We appreciate the confidence you’ve placed in us.

Bruce C. Olson

Portfolio Manager

9

Strong U.S. Emerging Growth Fund

For the year ended December 31, 2003, the Strong U.S. Emerging Growth Fund returned 48.70%, placing it ahead of its broad-based benchmark, the Russell 2000 Index, which returned 47.25% for the same period.

The economic climate improved as the year progressed, as did the Fund’s performance. We believed that the Federal Reserve would maintain its accommodative stance on interest rates and also anticipated that the fiscal stimulus measures — particularly tax cuts — pursued by President Bush in advance of the election year would provide further support for economic recovery.

Based on our economic outlook, we decided to emphasize in the portfolio those companies and sectors that were positioned to benefit from a recovering economy. This move played a large part in the Fund’s strong relative and absolute performance.

There was also a change in market leadership; where value stocks had prevailed in less certain times, growth stocks came to the fore as the economic recovery took firm hold.

Prepared for recovery

The most notable event in the first half of 2003 was the war in Iraq. Uncertainty leading up to the war caused consumer and business confidence to plummet, making it very difficult to manage growth stock portfolios. In November 2002, we repositioned the Fund in anticipation of improving business conditions and increasing consumer confidence, positioning that hurt performance in the year’s first quarter.

As the major portion of the war came to a quick resolution, however, confidence returned to the economy and the markets. Improvement began in the second quarter, and in the third and fourth quarters the signs of economic recovery became much clearer. The resumption of economic growth coupled with low interest rates and inflation provided a very positive backdrop for small- and mid-cap growth stocks. We expect these positive conditions to continue into the future.

Favored sectors for the fund

We added to our holdings in those groups that have traditionally done well coming out of slow economic periods. These include trucking companies, freight forwarders, retailers, restaurants, and technology companies. For different reasons, we also began to add to our position in the energy sector. After three years of almost no drilling among these companies, we began to see an upturn in such activity. This suggested that a new natural-gas production cycle was beginning, which would be a positive development given the very constrained supply situation that existed.

To accommodate these additions to the portfolio, we reduced our holdings among some of the more defensive stocks in our portfolio. While these companies retained appealing characteristics, they historically have underperformed faster-growing sectors during an economic recovery.

Our outlook is positive

The shift in market leadership from value to growth stocks helped drive our performance in 2003. Typically, such cycles of outperformance for an investment style have lasted from three to five years. While we will carefully monitor the market and economic climate for changing conditions, we find this historical pattern to be encouraging as we look to the months and years ahead.

We anticipate that the positive environment for small- and mid-cap growth stocks should persist for some time to come. Based on our research, we believe that corporate profits may exceed expectations in 2004. Continued low interest rates and inflation, along with the still significant amounts of investable cash that remains on the sidelines, could help fuel the next move upward in the broader market in general, and smaller-cap growth stocks specifically.

Thank you for your investment in the Strong U.S. Emerging Growth Fund.

Thomas L. Press

Portfolio Co-Manager

Donald M. Longlet

Portfolio Co-Manager

Robert E. Scott

Portfolio Co-Manager

10

Fund Highlights

Your Fund’s Approach

The Fund invests in stocks of U.S. companies that appear to have relatively strong long-term growth potential in revenues and profitability. To identify these companies, the managers look for several characteristics, including strong revenue growth, high return on invested capital, overall financial strength, competitive advantages, reasonable current stock price, effective management, and competence in research, development, and marketing.

Average Annual Total Returns

As of 12-31-03

Investor Class
1-year	48.70%
3-year	-8.06%
5-year	9.16%
Since Fund Inception (12-31-98)	9.16%

The Fund’s return since inception was significantly enhanced through investments in initial public offerings. You should not expect that such favorable returns can be consistently achieved. Please consider this before investing. Equity funds are volatile investments and should only be considered for long-term goals.

Growth of an Assumed $10,000 Investment†

From 12-31-98 to 12-31-03

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell 2000® Index and the Lipper Small-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

From time to time, the Fund’s advisor and/or administrator has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

Because smaller companies often have narrower markets and limited financial resources, investments in these stocks present more risk than investments in those of larger, more established companies.

*	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. The Lipper Small-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Small-Cap Growth Funds Category. Source of the Russell index data is Standard & Poor’s Micropal. Source of the Lipper index data is Lipper Inc.

11

Strong Enterprise Fund

During the year, the Strong Enterprise Fund delivered solid gains to shareholders, advancing by 36.98% for the year ended December 31, 2003. The Fund’s returns lagged those of its broad-based benchmark, the Russell Midcap Index, which returned 40.06% for the same period.

While many positive fundamental trends provided welcome support for this year’s rally, the equity market included a speculative element as well. This is evidenced by data indicating that the strongest performance in 2003 came from those companies that had the poorest returns on equity in addition to having the most volatile stock prices. Our focus on exhaustive, fundamental research tends to steer us away from such companies, which accounts for much of our underperformance this past year.

An investigative investment process

Our team of portfolio managers and analysts worked diligently in 2003 to research each individual holding for the Enterprise Fund. Our research process is based on the idea of surrounding a company. This can be likened to the work of investigative journalists. We begin surrounding a company by thoroughly analyzing its financial statements, looking for companies that can produce strong earnings growth relative to the investment required to grow their businesses.

This year, our research led us to a number of consumer discretionary holdings, including Harman International Industries, that were strong performers during the year. Harman markets high-fidelity audio products and electronic systems for the consumer and professional markets. Many elements of our research process helped us to identify the opportunity we believed this company represented.

We hold extensive conversations with senior management, but we also interview middle managers, sales personnel, and product or channel managers who can provide valuable insights into sales trends, customer interests, and the competitive landscape. These relationships help us to gain an understanding of the effectiveness of new product and customer initiatives. Information from competitors, suppliers, and customers helps to round out our understanding of a company.

With our investigative research, we were able to determine that Harman was continuing to benefit from rolling out its Harman Infotainment system to higher-end auto manufacturers. The Harman system also helps auto manufacturers decrease costs by simplifying the assembly process. We believed Harman’s customer base should allow it to generate solid long-term revenue and earnings growth.

Ideas in many parts of the market

Another consumer holding our research drew us toward was Marvel Enterprises, the character-based entertainment company. Over the past couple of years, Marvel has transformed its business to focus on licensing its characters, which has decreased the level of capital invested and increased profit margins. We expected the company’s international licensing to expand dramatically over the next few years, and we believed Marvel’s deep pipeline of movie and toy licensing opportunities would continue to support strong profit growth.

We also were able to identify opportunities in other sectors of the market. For example, Millennium Pharmaceuticals was a solid performer during the year. Millennium focuses on developing products for cardiovascular diseases as well as cancer. The company also has potential products in earlier stages of development in each of those areas, as well as in the inflammatory disease and metabolic disease fields. Our research among physicians and other healthcare industry participants indicated that Millennium had products poised to experience strong growth and be well received by the medical community.

When investing in mid-cap companies, we believe that our research into companies of all sizes is a key advantage. Many mid-size companies compete, form partnerships, or do business with both small and large companies. With research that spans the market capitalization spectrum, we get unusual insights that enhance our ability to build a differentiated portfolio of growth stocks.

Our outlook for the year ahead

Investors enter 2004 with more optimism about the future for equities; supported by an improving economy and low interest rates and inflation. After the broad rally of the past year, however, we believe investors will be much more discriminating going forward. They are likely to reward companies with sustainable or improving growth, and punish those whose projections prove too optimistic — a situation that could particularly affect companies with the loftiest stock prices.

Thank you for your investment in the Strong Enterprise Fund. We appreciate the trust you’ve placed in us.

Thomas J. Pence

Portfolio Manager

12

Fund Highlights

Your Fund’s Approach

The Fund typically invests in stocks of small- and medium-capitalization companies, though it may invest in companies of any size. It focuses on companies that the manager believes are positioned for rapid growth of revenue and earnings. The Fund’s manager strives to find leading companies in rapidly growing industries such as business services, computer and digital products, financial services, healthcare services, Internet-related companies, medical technology, retail, and telecommunication.

Average Annual Total Returns

As of 12-31-03

Investor Class
1-year	36.98%
3-year	-8.43%
5-year	9.19%
Since Fund Inception (9-30-98)	17.07%

Institutional Class[1]
1-year	37.55%
3-year	-8.31%
5-year	9.28%
Since Fund Inception (9-30-98)	17.16%

Advisor Class[2]
1-year	37.39%
3-year	-8.36%
5-year	9.12%
Since Fund Inception (9-30-98)	16.98%

Class K3
1-year	37.89%
3-year	-8.15%
5-year	9.39%
Since Fund Inception (9-30-98)	17.27%

Equity funds are volatile investments and should only be considered for long-term goals.

Growth of an Assumed $10,000 Investment †

From 9-30-98 to 12-31-03

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap® Index and the Lipper Mid-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary, due to differences in fee structures.

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

From time to time, the Fund’s advisor and/or administrator has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[1]	The performance of the Institutional Class shares prior to 6-30-03 is based on the Fund’s Investor Class shares’ performance. Please consult a prospectus for information about all share classes.
[2]	The performance of the Advisor Class shares prior to 2-24-00 is based on the Fund’s Investor Class shares’ performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.
[3]	The performance of Class K shares prior to 8-30-02 is based on the Fund’s Investor Class shares’ performance. Please consult a prospectus for information about all share classes.

Because smaller companies often have narrower markets and limited financial resources, investments in these stocks present more risk than investments in those of larger, more established companies.

*	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 26% of the total market capitalization of the Russell 1000® Index. The Lipper Mid-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Mid-Cap Growth Funds Category. Source of the Russell index data is Standard & Poor’s Micropal. Source of the Lipper index data is Lipper Inc.

13

Strong Growth 20 Fund

After enduring three consecutive years of negative returns in the equity markets, investors had something to smile about in 2003. For the year ended December 31, 2003, the Strong Growth 20 Fund posted a solid return of 27.18%, roughly in line with the broad-based S&P 500 Index return of 28.67%.

Many factors drove performance

During the year, several factors combined to create a very favorable investing climate. Among these factors were economic stimulus from new tax cuts, reduction of geopolitical uncertainties, and continued low interest rates and inflation. The positive impact was felt in both growth and value stocks, and across nearly all sectors of the economy.

The stocks that were the top contributors to the Fund’s performance over the year were in the consumer sector. This segment of the market experienced above-average growth as the economy strengthened over the course of the year. The Fund’s weaker holdings were confined mainly to the technology and energy sectors and hurt the performance of the Fund relative to the S&P 500 Index.

Our investment process

Research drives our process of selecting stocks for the Strong Growth 20 Fund. For a stock to be chosen for inclusion in the Fund, it must display — or have solid prospects for displaying — above-average growth trends in revenue, earnings, or both. Identifying stocks that are experiencing this growth is important. But what matters the most in our investment process is seeking to discern growth trends that are sustainable, as opposed to those that are likely to be short-lived.

In order for a company to make the most of its growth opportunities, it must also have a solid management team in place. For that reason, we analyze management’s track record of execution and often take time to get to know a company’s managers before buying its stock. Through our thorough, hands-on research, we also seek to determine whether their business plan is sensible and offers opportunities for future expansion. Finally, before we add a stock to the portfolio, we consider whether it fits in with our overall economic view, as well as one or more of the important investment themes that guide our market outlook. These trends include the aging of the overall population and the changes technological innovation can bring to virtually every part of the economy.

Harman International Industries is a company that met the above criteria — and it proved to be an excellent holding for the Fund during the year. Harman makes information, entertainment, and navigation systems used in a variety of automobiles. We were attracted to Harman because we recognized its element of sustainable, above-average growth, driven by their systems’ increasing popularity and management’s ability to take advantage of their opportunities. Harman was able to increase both the number of automobile makers to which it sells and its sales per vehicle. The result was outstanding revenue and earnings growth.

Our decision to sell a stock is generally based on criteria that are essentially the opposite of our buying criteria. We may sell a stock when we see a deterioration in fundamentals that threatens the sustainability of a company’s existing or prospective growth. Conditions that could cause this may include, but are not limited to, changes we see in the economy, a new competitive threat, or a change in management personnel or direction.

Maintaining a positive outlook

Our outlook for the next few months remains positive, as we expect the economy to benefit from continued low interest rates and inflation. This environment should allow for solid growth in corporate profits, which of course is beneficial to stock prices.

As has been our practice, we expect to continue to seek out the fastest-growing companies we can identify that we believe fit within the framework of our time-tested investment process.

We thank you for your continued investment in the Strong Growth 20 Fund.

Brandon M. Nelson

Portfolio Manager

14

Fund Highlights

Your Fund’s Approach

The Fund focuses on the stocks of 20 to 30 companies that its manager believes have favorable prospects for superior growth of earnings but are selling at reasonable valuations based on their earnings, cash flow, or asset value. Although the Fund can invest in stocks of any economic sector, at times it may emphasize one or more particular sectors.

Average Annual Total Returns

As of 12-31-03

Investor Class
1-year	27.18%
3-year	-19.81%
5-year	-0.63%
Since Fund Inception (6-30-97)	6.50%

Advisor Class[1]
1-year	27.48%
3-year	-19.67%
5-year	-0.64%
Since Fund Inception (6-30-97)	6.43%

The Fund’s return since inception was significantly enhanced through investments in initial public offerings. You should not expect that such favorable returns can be consistently achieved. Please consider this before investing. Equity funds are volatile investments and should only be considered for long-term goals.

Growth of an Assumed $10,000 Investment†

From 6-30-97 to 12-31-03

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Multi-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary, due to differences in fee structures.

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

From time to time, the Fund’s advisor and/or administrator has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[1]	The performance of the Advisor Class shares prior to 2-24-00 is based on the Fund’s Investor Class shares’ performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

The Fund is nondiversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility and market pressure than a fully diversified fund.

*	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Multi-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Multi-Cap Growth Funds Category. Source of the S&P index data is Standard & Poor’s Micropal. Source of the Lipper index data is Lipper Inc.

15

Strong Growth Fund

In a strong year for equities across the board, the Strong Growth Fund outperformed its broad-based benchmark, the S&P 500 Index. The Fund posted a return of 30.13% for the year ended December 31, 2003, while the S&P 500 returned 28.67%.

The stock market in 2003 was driven by three major trends. First, the newly enacted tax cuts offered the potential for stimulus to the economy and also provided a boost to investors’ anticipated after-tax returns. Second, the economy displayed solid improvement through the year, accelerating in the second half. Third, the credit and capital markets opened up dramatically, giving companies the opportunity to repair troubled balance sheets.

Overall, this environment favored the lowest-quality stocks the most, as the market found it had less reason to worry about these companies’ long-term viability. For most of the year, we positioned the Fund in stocks and sectors that we believed were likely to benefit strongly from the improving economy.

Seeking out fast-growing companies

Our process for selecting individual stocks has proprietary research at its core. The underlying theme to our process is the continual search for companies with superior business models that can achieve earnings growth by increasing their revenues and gaining market share.

Apollo Group is a good example to demonstrate our investment process. The company offers higher education both on campuses and via the Internet through its University of Phoenix operations. The company fit into an important investment theme that we follow, the dramatic economic growth associated with the very large echo boomer generation (that is, the children of the original baby boomers). This generation is now moving into its post-secondary education years, providing a generous tailwind for the University of Phoenix’s growth.

The company gained market share, strongly outpacing most of the post-secondary education market. Furthermore, it met our criteria for revenue growth, positive earnings surprises, return on invested capital, and consistency of performance. We supplemented our quantitative research with regular visits to the company to evaluate whether our growth expectations remained reasonable or needed to be revised upward or downward.

Choosing when to sell a stock

With Apollo Group, we observed times where the price of the stock was near our valuation targets — that is, the price we believed fully reflected its intrinsic value. As we do with other stocks in the portfolio, we took the opportunity to reduce our position in the stock. Because we invest in fast-growing companies, this sell discipline — that is, devising and employing the criteria we use to determine when a stock is no longer appropriate for the Fund — is a vital part of our management process.

Performance ultimately is driven not only by how well we buy a stock, but also by how well we sell it. Our decisions to sell stocks are driven by signs that the stock’s price has risen too high relative to its earnings and growth prospects and by indications that the growth rates we sought when we bought the stock may not come to fruition. (Similarly, we may choose to increase our position in a company if |its stock price dips while its prospects remain good.) Our consistent process has served us well with respect to Apollo Group, and we believe it is a good formula for evaluating, selecting, and eventually selling a wide range of growth stocks over the long term.

The outlook for 2004

For the near future, we anticipate continued economic strength, with the Federal Reserve taking a benign stance on interest rates through the first half of 2004. We believe that corporate profitability will continue to experience an above-average rate of growth, driven by rebounding domestic and international economies. We believe this should present a reasonable environment for growth stock investing.

The stock market is dynamic. Among the factors to which we expect to pay close attention in the coming months will be the direction of long bond rates, the recent weakness in the U.S. dollar relative to major foreign currencies, the environment for corporate credit, and the evolving demand for healthcare services.

We thank you for your investment in the Strong Growth Fund and appreciate the confidence you’ve continued to place in us.

Thomas C. Ognar

Portfolio Manager

16

Fund Highlights

Your Fund’s Approach

The Fund focuses on stocks of companies that its manager believes have favorable prospects for superior growth of earnings but are selling at reasonable valuations based on earnings, cash flow, or asset value. Although the Fund can invest in stocks of any economic sector, at times it may emphasize one or more particular sectors.

Average Annual Total Returns

As of 12-31-03

Investor Class
1-year	30.13%
5-year	0.27%
10-year	11.72%
Since Fund Inception (12-31-93)	11.72%

Institutional Class[1]
1-year	30.93%
5-year	0.79%
10-year	12.01%
Since Fund Inception (12-31-93)	12.01%

Advisor Class[2]
1-year	30.06%
5-year	0.10%
10-year	11.45%
Since Fund Inception (12-31-93)	11.45%

Class C3
1-year	27.92%
5-year	-0.80%
10-year	10.45%
Since Fund Inception (12-31-93)	10.45%

Class K4
1-year	30.78%
5-year	0.49%
10-year	11.84%
Since Fund Inception (12-31-93)	11.84%

Equity funds are volatile investments and should only be considered for long-term goals.

Growth of an Assumed $10,000 Investment†

From 12-31-93 to 12-31-03

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Multi-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

From time to time, the Fund’s advisor and/or administrator has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[1]	The performance of the Institutional Class shares prior to 2-24-00 is based on the Fund’s Investor Class shares’ performance. Please consult a prospectus for information about all share classes.
[2]	The performance of the Advisor Class shares prior to 2-24-00 is based on the Fund’s Investor Class shares’ performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.
[3]	The performance of Class C shares prior to 12-26-02 is based on the Fund’s Investor Class shares’ performance restated for the higher expense ratio of the Class C shares. Please consult a prospectus for information about all share classes. Average annual total returns include a 1.00% contingent deferred sales charge imposed on redemptions made within 12 months of purchase.
[4]	The performance of Class K shares prior to 8-30-02 is based on the Fund’s Investor Class shares’ performance. Please consult a prospectus for information about all share classes.
*	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Multi-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Multi-Cap Growth Funds Category. Source of the S&P index data is Standard & Poor’s Micropal. Source of the Lipper index data is Lipper Inc.

17

Strong Large Company Growth Fund

After three tough years for equity investors, 2003 ended up to be a great year. The Strong Large Company Growth Fund returned 24.16% for the year ended December 31, 2003. Although that was a strong positive return, it was not good enough to top the broad-based benchmark, the S&P 500 Index, which posted a return of 28.67% over the same period.

Lower quality prevailed

In 2003, the market rode the dual currents of emotions and liquidity. For their part, emotions began the year at a fairly low level. Over time, a well-fought war in Iraq, an improving economy, and the capture of Saddam Hussein led to an ever-growing level of confidence. Liquidity, on the other hand, stayed at very high levels during the entire year. Record-low interest rates, massive fiscal stimulus to the economy in the form of tax cuts, and the decline of the dollar relative to major foreign currencies have all given overextended consumers and corporations alike a chance to repair badly damaged balance sheets.

As is often the case in an environment of easy money, those companies in the greatest financial distress were the biggest beneficiaries of these trends, while those with the strongest balance sheets had the least to gain. According to Merrill Lynch research, S&P 500 companies rated A or better by Standard & Poor’s were up 27.4% for the year, while those companies rated C or D returned a dramatic 80.9%. This is easily one of the best one-year performances for junk-rated companies in history.

While lower-rated companies outperformed in 2003, over the longer term, we believe that the strongest returns will accrue to those companies that have the strongest finances, business models, and management teams. We therefore use an investment approach designed to identify such companies for the Fund.

Portfolio emphasizes higher quality

Our investment process starts with fundamentals — we analyze a company’s management, business model, and its stock price relative to its earnings. Second, we look at technicals — the trend in a stock’s price and in the company’s earnings. Last, but not least, we look at expectations — the current market sentiment toward the stock, indicating how much of the stock’s fundamentals and technicals are already factored into the share price.

The ideal candidate for addition to our portfolio would have strong fundamentals, strong technicals, and low expectations. We do not always make perfect decisions, but our disciplined process is designed to help us outperform our benchmark over time, while keeping risk levels modest. We believe that over long periods of time, the large-cap equity markets are very efficient. An efficient market is similar to games like tennis or golf, in that the goal is to make few mistakes and exploit those rare opportunities when the odds are in your favor.

Because our stock-selection process is designed to select higher-quality companies, we were significantly underweighted in low-quality companies relative to their representation in the index over the past year. This posture largely accounted for the Fund’s underperformance. Somewhat alarmingly (in our view), the market in 2003 appeared very similar to that in 1999 — another year that saw the returns of lower-quality, higher-risk stocks trounce those of higher-quality companies. This kind of short-run aberration poses a clear challenge to managers who remain committed to a higher-quality approach, as we do, but who attempt to outperform on an annual basis.

After a tough relative performance year like 2003, we have analyzed our process — and have found very little to change. This is supported by the Fund’s long-term performance versus the S&P 500 Index. We expect to continue to keep the Fund invested in stocks that are appealing on the basis of fundamentals, technicals, and expectations. To help manage risk, we expect to carefully monitor our allocations to market sectors and industries.

Keeping an eye on the consensus

We are hesitant to do anything that resembles market forecasting, but we do believe it is very important to monitor and understand the consensus view and see if we have a different perception.

Time and again, the market has shown a great ability to prove the consensus wrong, and nobody actually knows what the future holds. We therefore believe it’s prudent to remain flexible and be prepared to move against the consensus when it appears warranted.

Thank you for your investment in the Strong Large Company Growth Fund.

Christopher H. Wiles

Portfolio Co-Manager

Lawrence E. Eakin Jr.

Portfolio Co-Manager

18

Fund Highlights

Your Fund’s Approach

The Fund invests in securities of approximately 50 large-capitalization companies that its managers believe offer the potential for capital growth, consisting primarily of income-producing equity securities. To identify stocks that offer the opportunity for capital growth, the managers look for stocks that have a record of growth in the areas of sales, earnings, or book value, and stocks that have above-average returns on capital and equity.

Average Annual Total Returns

As of 12-31-03

Investor Class
1-year[1]	24.16%
3-year	-2.21%
5-year	8.01%
Since Inception (11-3-97)	9.06%

Class K
1-year[1]	25.79%
3-year	-2.12%
5-year	8.08%
Since Inception (11-3-97)	9.12%

Equity funds are volatile investments and should only be considered for long-term goals.

Growth of an Assumed $10,000 Investment†

From 11-3-97 to 12-31-03

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index (“S&P 500”) and the Lipper Large-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. This graph is based on the Investor Class shares only; performance for other classes will vary, due to differences in fee structures. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

From time to time, the Fund’s advisor and/or administrator has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

We have contractually agreed to waive fees and/or absorb expenses for an indefinite period of time to keep Total Annual Operating Expenses of the Large Company Growth Fund at no more than 1.50%. This contract may only be terminated by the Board of Directors of the Fund, but not before May 1, 2004.

The performance of the Fund prior to 9-16-02 is based on the performance of the Rockhaven Premier Dividend Fund (the predecessor Fund) and does not reflect the Fund’s maximum sales charge of 5.75%, which was charged from 9-17-99 through 9-15-02.

[1]	Average annual total returns include a 1.00% redemption fee (as a percentage of redemption proceeds) imposed on redemptions made within 12 months of purchase.
*	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Large-Cap Core Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Core Funds Category. Source of the S&P 500 index data is Standard & Poor’s Micropal. Source of the Lipper index data is Lipper Inc.

19

SCHEDULES OF INVESTMENTS IN SECURITIES	December 31, 2003

STRONG BLUE CHIP FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 99.4%
Banks - Money Center 2.0%
Citigroup, Inc.	72,300	$3,509,442
Beverages - Soft Drinks 1.1%
The Coca-Cola Company	38,200	1,938,650
Building - Resident/Commercial 18.8%
Centex Corporation	68,600	7,384,790
D.R. Horton, Inc.	176,700	7,644,042
Lennar Corporation Class A	64,600	6,201,600
Pulte Homes, Inc.	65,100	6,094,662
Ryland Group, Inc.	65,100	5,770,464

		33,095,558
Computer - Local Networks 4.7%
Cisco Systems, Inc. (b)	343,600	8,346,044
Computer - Manufacturers 3.9%
Dell, Inc. (b)	205,300	6,971,988
Computer Software - Desktop 2.7%
Microsoft Corporation	171,900	4,734,126
Computer Software - Enterprise 2.7%
VERITAS Software Corporation (b)	126,200	4,689,592
Diversified Operations 9.5%
General Electric Company	122,800	3,804,344
3M Co.	83,000	7,057,490
Tyco International, Ltd.	79,200	2,098,800
United Technologies Corporation	40,800	3,866,616

		16,827,250
Electronics - Semiconductor Manufacturing 8.1%
Analog Devices, Inc.	137,000	6,254,050
Intel Corporation	249,900	8,046,780

		14,300,830
Finance - Investment Brokers 3.8%
The Goldman Sachs Group, Inc.	67,600	6,674,148
Food - Miscellaneous Preparation 1.7%
PepsiCo, Inc.	66,100	3,081,582
Internet - Content 4.8%
Yahoo! Inc. (b)	186,300	8,415,171
Internet - E*Commerce 4.6%
eBay, Inc. (b)	124,800	8,060,832
Machinery - Construction/Mining 2.3%
Caterpillar, Inc.	49,900	4,142,698
Medical - Ethical Drugs 4.3%
Eli Lilly & Company	55,000	3,868,150
Pfizer, Inc.	104,800	3,702,584

		7,570,734
Medical - Generic Drugs 3.3%
Teva Pharmaceutical Industries, Ltd. ADR	101,500	5,756,065
Medical - Genetics 2.2%
Genentech, Inc. (b)	40,800	3,817,656
Medical - Products 2.1%
Boston Scientific Corporation (b)	103,100	3,789,956
Metal Ores - Miscellaneous 1.1%
Alcoa, Inc.	49,700	$1,888,600
Oil & Gas - Field Services 3.8%
Schlumberger, Ltd.	123,400	6,752,448
Retail - Restaurants 2.9%
McDonald’s Corporation	204,000	5,065,320
Retail/Wholesale - Building Products 2.9%
Lowe’s Companies, Inc.	92,000	5,095,880
Soap & Cleaning Preparations 1.6%
The Procter & Gamble Company	28,500	2,846,580
Telecommunications - Wireless Services 4.5%
Nextel Communications, Inc. Class A (b)	282,000	7,912,920

Total Common Stocks (Cost $135,428,305)		175,284,070

Short-Term Investments (a) 0.6%
Repurchase Agreements
State Street Bank (Dated 12/31/03), 0.75%, Due 1/02/04 (Repurchase proceeds $1,112,546); Collateralized by: United States Government & Agency Issues (c)	$1,112,500	1,112,500

Total Short-Term Investments (Cost $1,112,500)		1,112,500

Total Investments in Securities (Cost $136,540,805) 100.0%		176,396,570
Other Assets and Liabilities, Net (0.0%)		(86,183)

Net Assets 100.0%		$176,310,387

STRONG DISCOVERY FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 99.1%
Apparel - Shoes & Related Manufacturing 0.9%
Reebok International, Ltd.	37,090	$1,458,379
Auto/Truck - Original Equipment 0.8%
Eaton Corporation	12,720	1,373,506
Building - Heavy Construction 1.4%
Chicago Bridge & Iron Company NV	82,290	2,378,181
Building - Mobile/Manufacturers & RV 1.3%
Champion Enterprises, Inc. (b)	307,640	2,153,480
Commercial Services - Market Research 0.7%
Corporate Executive Board Company (b)	24,070	1,123,347
Commercial Services - Schools 2.3%
Career Education Corporation (b)	62,820	2,517,197
Strayer Education, Inc.	12,130	1,320,108

		3,837,305
Commercial Services - Staffing 1.2%
Kforce.com, Inc. (b)	210,042	1,961,792

20

STRONG DISCOVERY FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Computer - Local Networks 2.7%
Juniper Networks, Inc. (b)	46,670	$871,796
Polycom, Inc. (b)	183,970	3,591,094

		4,462,890
Computer Software - Education/Entertainment 0.9%
Activision, Inc. (b)	79,649	1,449,612
Electronics - Miscellaneous Components 1.8%
Vishay Intertechnology, Inc. (b)	130,920	2,998,068
Electronics - Scientific Measuring 2.2%
Teradyne, Inc. (b)	145,010	3,690,505
Electronics - Semiconductor Manufacturing 13.4%
ASE Test, Ltd. (b)	187,800	2,811,366
ATI Technologies, Inc. (b)	54,890	829,937
Amkor Technology, Inc. (b)	59,300	1,079,853
Credence Systems Corporation (b)	136,134	1,791,523
Cymer, Inc. (b)	25,830	1,193,088
Fairchild Semiconductor Corporation Class A (b)	130,430	3,256,837
Intersil Holding Corporation Class A	131,700	3,272,745
KLA-Tencor Corporation (b)	40,900	2,399,603
SanDisk Corporation (b)	28,600	1,748,604
Ultratech Stepper, Inc. (b)	98,340	2,888,246
Xilinx, Inc. (b)	27,110	1,050,241

		22,322,043
Financial Services - Miscellaneous 0.9%
Investors Financial Services Corporation	38,550	1,480,706
Household - Consumer Electronics 1.5%
Harman International Industries, Inc.	33,870	2,505,703
Insurance - Property/Casualty/Title 2.3%
Endurance Specialty Holdings, Ltd.	41,900	1,405,745
ProAssurance Corporation (b)	76,130	2,447,580

		3,853,325
Internet - E*Commerce 1.0%
eCollege.com (b)	91,480	1,688,721
Leisure - Movies & Related 2.4%
Avid Technology, Inc. (b)	25,160	1,207,680
Lions Gate Entertainment Corporation (b)	628,870	2,817,338

		4,025,018
Leisure - Services 2.3%
Royal Caribbean Cruises, Ltd.	108,320	3,768,453
Leisure - Toys/Games/Hobby 3.2%
Marvel Enterprises, Inc. (b)	182,410	5,309,955
Media - Newspapers 1.1%
The E.W. Scripps Company Class A	19,425	1,828,670
Media - Radio/TV 1.5%
Emmis Broadcasting Corporation Class A (b)	45,410	1,228,341
Univision Communications, Inc. Class A (b)	31,720	1,258,967

		2,487,308
Medical - Biomedical/Biotechnology 3.6%
Digene Corporation (b)	98,623	3,954,782
Genzyme Corporation (b)	24,600	1,213,764
ImClone Systems, Inc. (b)	22,620	897,109

		6,065,655
Medical - Ethical Drugs 2.7%
Inspire Pharmaceuticals, Inc. (b)	162,690	$2,303,690
Medicis Pharmaceutical Corporation Class A	30,400	2,167,520

		4,471,210
Medical - Generic Drugs 1.5%
Watson Pharmaceuticals, Inc. (b)	54,780	2,519,880
Medical - Genetics 1.5%
Millenium Pharmaceuticals (b)	128,290	2,395,174
Medical - Health Maintenance Organizations 1.0%
Mid Atlantic Medical Services, Inc. (b)	25,900	1,678,320
Medical - Hospitals 1.7%
Community Health Systems, Inc. (b)	104,990	2,790,634
Medical - Nursing Homes 2.3%
Beverly Enterprises, Inc. (b)	317,910	2,730,847
Select Medical Corporation	65,940	1,073,503

		3,804,350
Medical - Products 5.6%
C.R. Bard, Inc.	14,580	1,184,625
Cyberonics, Inc. (b)	98,530	3,153,945
Encore Medical Corporation (b)	390,810	3,185,102
Zimmer Holdings, Inc. (b)	25,340	1,783,936

		9,307,608
Medical - Systems/Equipment 1.1%
Varian Medical Systems, Inc. (b)	11,950	825,745
Viasys Healthcare, Inc. (b)	47,234	973,020

		1,798,765
Medical/Dental - Services 2.0%
LabOne, Inc. (b)	54,800	1,779,356
VCA Antech, Inc. (b)	53,179	1,647,485

		3,426,841
Medical/Dental - Supplies 0.7%
Dentsply International, Inc.	26,130	1,180,292
Oil & Gas - Drilling 2.1%
ENSCO International, Inc.	45,100	1,225,367
Nabors Industries, Ltd. (b)	53,170	2,206,555

		3,431,922
Oil & Gas - Field Services 0.5%
BJ Services Company (b)	25,730	923,707
Oil & Gas - United States Exploration & Production 0.6%
XTO Energy, Inc.	37,480	1,060,684
Pollution Control - Services 1.2%
Stericycle, Inc. (b)	42,370	1,978,679
Retail - Clothing/Shoes 3.5%
Aeropostale, Inc. (b)	39,430	1,081,171
Coach, Inc. (b)	37,350	1,409,963
Ross Stores, Inc.	44,040	1,163,977
Urban Outfitters, Inc. (b)	60,310	2,234,485

		5,889,596
Retail - Home Furnishings 2.4%
The Bombay Company, Inc. (b)	151,470	1,232,966
Select Comfort Corporation (b)	110,650	2,739,694

		3,972,660
Retail - Leisure Products 1.3%
Sports Authority, Inc. (b)	56,620	2,174,208

21

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2003

STRONG DISCOVERY FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Retail - Miscellaneous 1.3%
PETsMART, Inc.	94,039	$2,238,128
Retail - Restaurants 2.2%
Applebee’s International, Inc.	31,800	1,248,786
Panera Bread Company Class A (b)	60,275	2,382,671

		3,631,457
Retail/Wholesale - Auto Parts 0.8%
CarMax, Inc. (b)	42,080	1,301,534
Steel - Specialty Alloys 2.7%
GrafTech International, Ltd. (b)	330,140	4,456,890
Telecommunications - Equipment 1.1%
Adtran, Inc.	24,260	752,060
Avaya, Inc. (b)	85,810	1,110,381

		1,862,441
Telecommunications - Wireless Services 3.0%
Crown Castle International Corporation (b)	205,940	2,271,518
NII Holdings, Inc. Class B (b)	36,434	2,719,069

		4,990,587
Transportation - Airline 1.7%
AirTran Holdings, Inc. (b)	241,790	2,877,301
Transportation - Equipment Manufacturing 1.3%
Wabash National Corporation (b)	74,840	2,192,812
Transportation - Truck 0.6%
Heartland Express, Inc.	42,970	1,039,444
Trucks & Parts - Heavy Duty 3.3%
Navistar International Corporation (b)	89,315	4,277,295
PACCAR, Inc.	15,460	1,315,955

		5,593,250

Total Common Stocks (Cost $135,864,810 )		165,210,996

Short-Term Investments (a) 6.0%
Collateral Received for Securities Lending (d) 5.8%
Navigator Prime Portfolio	9,613,785	9,613,785
Repurchase Agreements 0.2%
State Street Bank (Dated 12/31/03), 0.75%, Due 1/02/04 (Repurchase proceeds $382,516); Collateralized by: United States Government & Agency Issues (c)	$382,500	382,500

Total Short-Term Investments (Cost $9,996,285)		9,996,285

Total Investments in Securities (Cost $145,861,095) 105.1%		175,207,281
Other Assets and Liabilities, Net (5.1%)		(8,414,021)

Net Assets 100.0%		$166,793,260

STRONG ENDEAVOR FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 99.1%
Apparel - Shoes & Related Manufacturing 1.3%
NIKE, Inc. Class B	850	$58,191
Banks - Money Center 3.4%
Citigroup, Inc.	3,190	154,843
Beverages - Alcoholic 0.7%
Anheuser-Busch Companies, Inc.	630	33,188
Commercial Services - Schools 2.0%
Career Education Corporation (b)	2,227	89,236
Computer - Data Storage 1.8%
EMC Corporation (b)	6,220	80,362
Computer - Local Networks 5.1%
Cisco Systems, Inc. (b)	7,535	183,025
Polycom, Inc. (b)	2,326	45,403

		228,428
Computer - Manufacturers 1.8%
Dell, Inc. (b)	2,330	79,127
Computer Software - Desktop 1.0%
Microsoft Corporation	1,690	46,543
Computer Software - Education/Entertainment 3.0%
Electronic Arts, Inc. (b)	2,860	136,651
Computer Software - Enterprise 1.2%
SAP AG Sponsored ADR	1,345	55,898
Diversified Operations 7.1%
Honeywell International, Inc.	2,740	91,598
Tyco International, Ltd.	8,635	228,828

		320,426
Electronics - Miscellaneous Components 0.5%
Vishay Intertechnology, Inc. (b)	1,010	23,129
Electronics - Scientific Measuring 2.5%
Teradyne, Inc. (b)	4,530	115,288
Electronics - Semiconductor Manufacturing 11.2%
Intel Corporation	7,890	254,058
KLA-Tencor Corporation (b)	600	35,202
Taiwan Semiconductor Manufacturing
Company, Ltd. Sponsored ADR (b)	16,270	166,605
Texas Instruments, Inc.	1,590	46,714

		502,579
Finance - Consumer/Commercial Loans 1.0%
SLM Corporation	1,195	45,028
Finance - Investment Brokers 1.1%
Lehman Brothers Holdings, Inc.	630	48,649
Finance - Mortgage & Related Services 1.8%
Countrywide Financial Corporation	1,053	79,870
Household - Consumer Electronics 1.5%
Harman International Industries, Inc.	940	69,541

22

STRONG ENDEAVOR FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Insurance - Diversified 1.4%
American International Group, Inc.	960	$63,629
Internet - Content 2.4%
Yahoo! Inc. (b)	2,400	108,408
Internet - E*Commerce 0.5%
eBay, Inc. (b)	370	23,898
Leisure - Gaming/Equipment 2.0%
International Game Technology	2,510	89,607
Leisure - Services 2.8%
Royal Caribbean Cruises, Ltd.	3,620	125,940
Leisure - Toys/Games/Hobby 1.3%
Marvel Enterprises, Inc. (b)	2,080	60,549
Machinery - Farm 1.7%
Deere & Company	1,170	76,108
Media - Cable TV 3.4%
EchoStar Communications Corporation Class A (b)	4,530	154,020
Media - Newspapers 0.8%
The E.W. Scripps Company Class A	365	34,361
Media - Radio/TV 0.8%
Clear Channel Communications, Inc.	730	34,186
Medical - Biomedical/Biotechnology 5.0%
Amgen, Inc. (b)	1,990	122,982
Genzyme Corporation (b)	1,630	80,424
Gilead Sciences, Inc. (b)	370	21,512

		224,918
Medical - Drug/Diversified 2.3%
Johnson & Johnson	2,010	103,837
Medical - Ethical Drugs 4.8%
Medicis Pharmaceutical Corporation Class A	610	43,493
Pfizer, Inc.	4,824	170,432

		213,925
Medical - Generic Drugs 1.1%
Teva Pharmaceutical Industries, Ltd. ADR	880	49,905
Medical - Health Maintenance Organizations 1.0%
Anthem, Inc. (b)	580	43,500
Medical - Products 2.5%
Boston Scientific Corporation (b)	1,760	64,698
Medtronic, Inc.	960	46,666

		111,364
Oil & Gas - Drilling 3.7%
ENSCO International, Inc.	1,630	44,287
Nabors Industries, Ltd. (b)	1,950	80,925
Transocean, Inc. (b)	1,720	41,297

		166,509
Oil & Gas - International Integrated 0.8%
Suncor Energy, Inc.	1,380	34,583
Retail - Home Furnishings 0.8%
Bed Bath & Beyond, Inc. (b)	810	35,113
Retail - Major Discount Chains 2.4%
Target Corporation	1,155	44,352
Wal-Mart Stores, Inc.	1,170	62,068

		106,420
Retail/Wholesale - Building Products 3.2%
The Home Depot, Inc.	1,910	67,786
Lowe’s Companies, Inc.	1,370	75,884

		143,670
Telecommunications - Wireless Equipment 0.8%
Telefonaktiebolaget LM Ericsson Sponsored ADR (b)	1,990	35,223
Telecommunications - Wireless Services 3.9%
Nextel Communications, Inc. Class A (b)	6,280	176,217
Trucks & Parts - Heavy Duty 1.7%
Navistar International Corporation (b)	1,610	77,103

Total Common Stocks (Cost $3,687,041 )		4,459,970

Short-Term Investments (a) 1.4%
Repurchase Agreements
State Street Bank (Dated 12/31/03), 0.75%, Due 1/02/04 (Repurchase proceeds $64,403); Collateralized by: United States Government & Agency Issues (c)	$64,400	64,400

Total Short-Term Investments (Cost $64,400 )		64,400

Total Investments in Securities (Cost $3,751,441 ) 100.5%		4,524,370
Other Assets and Liabilities, Net (0.5%)		(24,207)

Net Assets 100.0%		$4,500,163

STRONG LARGE CAP GROWTH FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 99.5%
Banks - Money Center 1.1%
Citigroup, Inc.	140,000	$6,795,600
Banks - Super Regional 0.8%
Charter One Financial, Inc.	155,000	5,355,250
Beverages - Alcoholic 0.6%
Anheuser-Busch Companies, Inc.	75,000	3,951,000
Beverages - Soft Drinks 1.0%
The Coca-Cola Company	130,000	6,597,500
Chemicals - Specialty 0.9%
Praxair, Inc.	150,000	5,730,000
Commercial Services - Advertising 0.5%
Omnicom Group, Inc.	40,000	3,493,200
Commercial Services - Miscellaneous 1.1%
Paychex, Inc.	190,000	7,068,000
Commercial Services - Schools 1.1%
Apollo Group, Inc. Class A (b)	100,000	6,800,000

23

SCHEDULES OF INVESTMENT IN SECURITIES (continued)	December 31, 2003

STRONG LARGE CAP GROWTH FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Computer - Data Storage 0.9%
EMC Corporation (b)	475,000	$6,137,000
Computer - IT Services 0.7%
Accenture, Ltd. Class A (b)	180,000	4,737,600
Computer - Local Networks 4.8%
Cisco Systems, Inc. (b)	1,060,000	25,747,400
QLogic Corporation (b)	105,000	5,418,000

		31,165,400
Computer - Manufacturers 2.4%
Dell, Inc. (b)	450,000	15,282,000
Computer Software - Desktop 1.7%
Microsoft Corporation	400,000	11,016,000
Computer Software - Education/Entertainment 0.5%
Electronic Arts, Inc. (b)	60,000	2,866,800
Computer Software - Enterprise 2.2%
Mercury Interactive Corporation (b)	110,000	5,350,400
SAP AG Sponsored ADR	95,000	3,948,200
VERITAS Software Corporation (b)	135,000	5,016,600

		14,315,200
Computer Software – Financial 1.3%
Intuit, Inc. (b)	160,000	8,465,600
Cosmetics - Personal Care 0.5%
Kimberly-Clark Corporation	50,000	2,954,500
Diversified Operations 3.0%
General Electric Company	330,000	10,223,400
Level 3 Communications, Inc. (b)	600,000	3,420,000
United Technologies Corporation	60,000	5,686,200

		19,329,600
Electronics - Contract Manufacturing 0.8%
Flextronics International, Ltd. (b)	350,000	5,194,000
Electronics - Scientific Measuring 0.6%
Danaher Corporation	40,000	3,670,000
Electronics - Semiconductor Manufacturing 11.1%
ASML Holding NV (b)	175,000	3,508,750
Agere Systems, Inc. Class A (b)	1,200,000	3,660,000
Analog Devices, Inc.	190,000	8,673,500
Applied Materials, Inc. (b)	145,000	3,255,250
Intel Corporation	800,000	25,760,000
KLA-Tencor Corporation (b)	50,000	2,933,500
Marvell Technology Group, Ltd. (b)	120,000	4,551,600
Maxim Integrated Products, Inc.	100,000	4,980,000
Microchip Technology, Inc.	140,000	4,670,400
Silicon Laboratories, Inc. (b)	105,000	4,538,100
Xilinx, Inc. (b)	125,000	4,842,500

		71,373,600
Finance - Consumer/Commercial Loans 1.1%
SLM Corporation	185,000	6,970,800
Finance - Investment Brokers 1.0%
The Goldman Sachs Group, Inc.	65,000	6,417,450
Finance - Mortgage & Related Services 1.1%
FNMA	90,000	6,755,400
Food - Flour & Grain 0.7%
Archer Daniels Midland Company	295,000	$4,489,900
Food - Miscellaneous Preparation 1.5%
PepsiCo, Inc.	210,000	9,790,200
Insurance - Diversified 1.8%
American International Group, Inc.	175,000	11,599,000
Insurance - Property/Casualty/Title 0.5%
The St. Paul Companies, Inc.	85,000	3,370,250
Internet - Content 0.8%
Yahoo! Inc. (b)	120,000	5,420,400
Internet - E*Commerce 1.8%
Amazon.com, Inc. (b)	65,000	3,421,600
eBay, Inc. (b)	125,000	8,073,750

		11,495,350
Leisure - Gaming/Equipment 1.2%
International Game Technology	155,000	5,533,500
Wynn Resorts, Ltd. (b)	85,000	2,380,850

		7,914,350
Leisure - Hotels & Motels 0.8%
Marriott International, Inc. Class A	110,000	5,082,000
Machinery - Construction/Mining 1.4%
Caterpillar, Inc.	105,000	8,717,100
Media - Cable TV 0.8%
EchoStar Communications Corporation Class A (b)	95,000	3,230,000
Hughes Electronics Corporation (b)	100,003	1,655,050

		4,885,050
Media - Radio/TV 3.5%
Clear Channel Communications, Inc.	150,000	7,024,500
Univision Communications, Inc. Class A (b)	100,000	3,969,000
Viacom, Inc. Class B	260,000	11,538,800

		22,532,300
Medical - Biomedical/Biotechnology 4.9%
Amgen, Inc. (b)	200,000	12,360,000
Genzyme Corporation (b)	210,000	10,361,400
Gilead Sciences, Inc. (b)	155,000	9,011,700

		31,733,100
Medical - Drug/Diversified 1.6%
Abbott Laboratories	220,000	10,252,000
Medical - Ethical Drugs 5.2%
Eli Lilly & Company	125,000	8,791,250
Pfizer, Inc.	700,000	24,731,000

		33,522,250
Medical - Generic Drugs 0.7%
Teva Pharmaceutical Industries, Ltd. ADR	80,000	4,536,800
Medical - Genetics 0.9%
Genentech, Inc. (b)	65,000	6,082,050
Medical - Hospitals 1.0%
HCA, Inc.	155,000	6,658,800
Medical - Products 4.7%
Boston Scientific Corporation (b)	180,000	6,616,800
Guidant Corporation	65,000	3,913,000
Medtronic, Inc.	175,000	8,506,750

24

STRONG LARGE CAP GROWTH FUND (continued)

	Shares or Principal Amount	Value (Note 2)
St. Jude Medical, Inc. (b)	40,000	$2,454,000
Zimmer Holdings, Inc. (b)	125,000	8,800,000

		30,290,550
Medical - Wholesale Drugs/Sundries 0.9%
AmerisourceBergen Corporation	100,000	5,615,000
Metal Ores - Gold/Silver 1.3%
Newmont Mining Corporation Holding Company	175,000	8,506,750
Oil & Gas - Drilling 1.0%
ENSCO International, Inc.	130,000	3,532,100
Nabors Industries, Ltd. (b)	75,000	3,112,500

		6,644,600
Oil & Gas - International Integrated 0.5%
Exxon Mobil Corporation	80,000	3,280,000
Oil & Gas - Machinery/Equipment 1.3%
Smith International, Inc. (b)	195,000	8,096,400
Oil & Gas - United States Exploration & Production 1.9%
Apache Corporation	85,000	6,893,500
Occidental Petroleum Corporation	120,000	5,068,800

		11,962,300
Retail - Consumer Electronics 1.0%
Best Buy Company, Inc.	125,000	6,530,000
Retail - Department Stores 1.0%
Kohl’s Corporation (b)	140,000	6,291,600
Retail - Discount & Variety 1.2%
Dollar Tree Stores, Inc. (b)	265,000	7,965,900
Retail - Drug Stores 1.5%
Walgreen Company	265,000	9,640,700
Retail - Major Discount Chains 2.4%
Target Corporation	400,000	15,360,000
Retail - Miscellaneous 0.6%
PETCO Animal Supplies, Inc. (b)	120,000	3,654,000
Retail - Restaurants 1.5%
Outback Steakhouse, Inc.	70,000	3,094,700
Panera Bread Company Class A (b)	90,000	3,557,700
Starbucks Corporation (b)	90,000	2,975,400

		9,627,800
Retail - Super/Mini Markets 0.6%
Whole Foods Marketing, Inc. (b)	60,000	4,027,800
Retail/Wholesale - Building Products 2.5%
The Home Depot, Inc.	345,000	12,244,050
Lowe’s Companies, Inc.	70,000	3,877,300

		16,121,350
Soap & Cleaning Preparations 1.8%
The Procter & Gamble Company	115,000	11,486,200
Telecommunications - Fiber Optics 1.0%
Corning, Inc. (b)	645,000	6,727,350
Telecommunications - Wireless Equipment 1.7%
Qualcomm, Inc.	145,000	$7,819,850
UTStarcom, Inc. (b)	80,000	2,965,600

		10,785,450
Telecommunications - Wireless Services 1.2%
Nextel Communications, Inc. Class A (b)	280,000	7,856,800

Total Common Stocks (Cost $506,235,678)		640,992,950

Short-Term Investments (a) 0.7%
Collateral Received for Securities Lending (d) 0.5%
Navigator Prime Portfolio	2,938,091	2,938,091
Repurchase Agreements 0.2%
State Street Bank (Dated 12/31/03),0.75%, Due 1/02/04 (Repurchase proceeds $1,642,068); Collateralized by: United States Government & Agency Issues (c)	$1,642,000	1,642,000

Total Short-Term Investments (Cost $4,580,091)		4,580,091

Total Investments in Securities (Cost $510,815,769) 100.2%		645,573,041
Other Assets and Liabilities, Net (0.2%)		(1,441,597)

Net Assets 100.0%		$644,131,444

WRITTEN OPTIONS ACTIVITY

	Contracts	Premiums
Options outstanding at beginning of year	—	$—
Options written during the year	900	798,276
Options closed	(900)	(798,276)
Options expired	—	—
Options exercised	—	—

Options outstanding at end of year	—	$—

STRONG U.S. EMERGING GROWTH FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 99.9%
Commercial Services - Advertising 1.2%
aQuantive, Inc. (b)	121,160	$1,241,890
Commercial Services - Market Research 1.0%
Corporate Executive Board Company (b)	21,580	1,007,139
Commercial Services - Miscellaneous 0.6%
Portfolio Recovery Associates, Inc. (b)	23,300	618,615
Commercial Services - Schools 5.0%
Career Education Corporation (b)	45,190	1,810,763
Corinthian Colleges, Inc. (b)	57,545	3,197,200

		5,007,963
Computer - IT Services 2.5%
Cognizant Technology Solutions Corporation (b)	23,515	1,073,225
MTC Technologies, Inc. (b)	46,040	1,483,409

		2,556,634
Computer - Local Networks 1.7%
Foundry Networks, Inc. (b)	62,195	1,701,655

25

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2003

STRONG U.S. EMERGING GROWTH FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Computer - Software Design 2.3%
Magma Design Automation (b)	97,310	$2,271,215
Computer Software - Desktop 0.9%
Sonic Solutions (b)	61,185	936,131
Computer Software - Enterprise 1.6%
Altiris, Inc. (b)	43,180	1,575,206
Computer Software - Medical 2.8%
eResearch Technology, Inc. (b)	110,255	2,802,682
Computer Software - Security 1.9%
Netscreen Technologies, Inc. (b)	76,070	1,882,733
Electronics - Semiconductor Manufacturing 21.4%
Cabot Microelectronics Corporation (b)	20,195	989,555
Cree, Inc. (b)	135,230	2,392,219
Integrated Circuit Systems, Inc. (b)	72,215	2,057,405
Integrated Silicon Solution, Inc. (b)	64,275	1,007,189
Lexar Media, Inc. (b)	146,850	2,559,596
OmniVision Technologies, Inc. (b)	49,580	2,739,295
Power Integrations, Inc. (b)	31,090	1,040,271
Rudolph Technologies, Inc. (b)	41,470	1,017,674
SanDisk Corporation (b)	32,070	1,960,760
Silicon Laboratories, Inc. (b)	51,075	2,207,461
Trident Microsystems, Inc. (b)	199,392	3,473,409

		21,444,834
Finance - Consumer/Commercial Loans 1.9%
WFS Financial, Inc. (b)	45,665	1,938,936
Financial Services - Miscellaneous 3.9%
Investors Financial Services Corporation	68,485	2,630,509
iPayment, Inc. (b)	36,490	1,240,660

		3,871,169
Insurance - Property/Casualty/Title 0.9%
ProAssurance Corporation (b)	27,720	891,198
Internet - Content 2.7%
United Online, Inc. (b)	159,235	2,673,556
Internet - E*Commerce 5.5%
Getty Images, Inc. (b)	21,710	1,088,322
Netflix, Inc. (b)	51,140	2,796,847
University of Phoenix Online (b)	24,440	1,684,649

		5,569,818
Internet - Network Security/Solutions 0.8%
iPass, Inc. (b)	48,675	780,260
Leisure - Gaming/Equipment 1.0%
Shuffle Master, Inc. (b)	29,260	1,012,981
Medical - Generic Drugs 3.9%
American Pharmaceutical Partners, Inc. (b)	83,707	2,812,555
Andrx Group (b)	44,645	1,073,266

		3,885,821
Medical - Nursing Homes 5.7%
Odyssey Healthcare, Inc. (b)	103,695	3,034,116
VistaCare, Inc. Class A (b)	75,275	2,645,916

		5,680,032
Medical - Outpatient/Home Care 1.6%
AmSurg Corporation (b)	42,420	1,607,294
Medical - Products 3.6%
Advanced Neuromodulation Systems, Inc. (b)	24,395	$1,121,682
Cyberonics, Inc. (b)	32,945	1,054,570
Wilson Greatbatch Technologies, Inc. (b)	34,690	1,466,346

		3,642,598
Medical/Dental - Services 2.5%
American Healthways, Inc. (b)	103,840	2,478,661
Oil & Gas - United States Exploration & Production 1.9%
Evergreen Resources, Inc. (b)	59,005	1,918,253
Retail - Clothing/Shoes 4.7%
Chicos FAS, Inc. (b)	39,029	1,442,122
Hot Topic, Inc. (b)	82,935	2,443,265
The Wet Seal, Inc. Class A (b)	84,450	835,210

		4,720,597
Retail - Discount & Variety 1.6%
Fred’s, Inc.	50,345	1,559,688
Retail - Miscellaneous 1.2%
Sharper Image Corporation (b)	36,430	1,189,439
Retail - Restaurants 2.4%
P.F. Chang’s China Bistro, Inc. (b)	47,445	2,414,002
Telecommunications - Wireless Services 4.5%
@Road, Inc. (b)	81,660	1,086,078
Alamosa Holdings, Inc. (b)	232,995	934,310
LCC International, Inc. Class A (b)	227,100	1,217,710
Nextel Partners, Inc. (b)	92,305	1,241,502

		4,479,600
Transportation - Services 1.6%
C.H. Robinson Worldwide, Inc.	41,495	1,573,075
Transportation - Truck 5.1%
Heartland Express, Inc.	43,850	1,060,731
J.B. Hunt Transport Services, Inc. (b)	86,480	2,335,825
Knight Transportation, Inc. (b)	65,255	1,673,791

		5,070,347

Total Common Stocks (Cost $65,741,028)		100,004,022

Short-Term Investments (a) 0.2%
Repurchase Agreements
State Street Bank (Dated 12/31/03), 0.75%, Due 1/02/04 (Repurchase proceeds $155,606); Collateralized by: United States Government & Agency Issues (c)	$155,600	155,600

Total Short-Term Investments (Cost $155,600)		155,600

Total Investments in Securities (Cost $65,896,628) 100.1%		100,159,622
Other Assets and Liabilities, Net (0.1%)		(44,848)

Net Assets 100.0%		$100,114,774

26

STRONG ENTERPRISE FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 97.5%
Apparel - Shoes & Related Manufacturing 0.9%
Reebok International, Ltd.	65,200	$2,563,664
Auto/Truck - Original Equipment 0.8%
Eaton Corporation	22,100	2,386,358
Building - Heavy Construction 1.3%
Chicago Bridge & Iron Company NV	126,800	3,664,520
Commercial Services - Market Research 0.7%
Corporate Executive Board Company (b)	43,100	2,011,477
Commercial Services - Schools 2.1%
Apollo Group, Inc. Class A (b)	26,030	1,770,040
Career Education Corporation (b)	109,700	4,395,679

		6,165,719
Computer - Local Networks 2.8%
Juniper Networks, Inc. (b)	113,900	2,127,652
Polycom, Inc. (b)	309,300	6,037,536

		8,165,188
Computer Software - Education/Entertainment 2.0%
Activision, Inc. (b)	144,444	2,628,881
Electronic Arts, Inc. (b)	62,900	3,005,362

		5,634,243
Electronics - Miscellaneous Components 1.8%
Vishay Intertechnology, Inc. (b)	230,000	5,267,000
Electronics - Scientific Measuring 2.2%
Teradyne, Inc. (b)	250,900	6,385,405
Electronics - Semiconductor Manufacturing 16.0%
ASE Test, Ltd. (b)	327,000	4,895,190
ATI Technologies, Inc. (b)	93,200	1,409,184
Amkor Technology, Inc. (b)	105,500	1,921,155
Credence Systems Corporation (b)	239,820	3,156,031
Cymer, Inc. (b)	45,200	2,087,788
Fairchild Semiconductor Corporation Class A (b)	232,000	5,793,040
Intersil Holding Corporation Class A	234,400	5,824,840
KLA-Tencor Corporation (b)	71,780	4,211,333
Linear Technology Corporation	89,900	3,782,093
SanDisk Corporation (b)	44,200	2,702,388
Ultratech Stepper, Inc. (b)	172,600	5,069,262
Xilinx, Inc. (b)	130,460	5,054,020

		45,906,324
Finance - Mortgage & Related Services 1.8%
Countrywide Financial Corporation	67,500	5,119,875
Financial Services - Miscellaneous 0.9%
Investors Financial Services Corporation	63,800	2,450,558
Household - Consumer Electronics 2.0%
Harman International Industries, Inc.	78,760	5,826,665
Leisure - Gaming/Equipment 1.9%
International Game Technology	152,990	5,461,743
Leisure - Movies & Related 0.7%
Avid Technology, Inc. (b)	44,200	2,121,600
Leisure - Services 2.4%
Royal Caribbean Cruises, Ltd.	202,200	$7,034,538
Leisure - Toys/Games/Hobby 3.4%
Marvel Enterprises, Inc. (b)	333,425	9,706,002
Media - Cable TV 2.1%
EchoStar Communications Corporation Class A (b)	175,500	5,967,000
Media - Newspapers 1.3%
The E.W. Scripps Company Class A	38,885	3,660,634
Media - Radio/TV 1.8%
Emmis Broadcasting Corporation Class A (b)	102,800	2,780,740
Univision Communications, Inc. Class A (b)	59,370	2,356,395

		5,137,135
Medical - Biomedical/Biotechnology 4.4%
Digene Corporation (b)	118,159	4,738,176
Genzyme Corporation (b)	84,875	4,187,732
Gilead Sciences, Inc. (b)	35,126	2,042,226
ImClone Systems, Inc. (b)	45,200	1,792,632

		12,760,766
Medical - Ethical Drugs 1.4%
Medicis Pharmaceutical Corporation Class A	54,600	3,892,980
Medical - Generic Drugs 1.5%
Watson Pharmaceuticals, Inc. (b)	92,800	4,268,800
Medical - Genetics 1.5%
Millennium Pharmaceuticals (b)	228,300	4,262,361
Medical - Health Maintenance Organizations 1.4%
Anthem, Inc. (b)	51,965	3,897,375
Medical - Hospitals 1.7%
Community Health Systems, Inc. (b)	181,700	4,829,586
Medical - Nursing Homes 1.2%
Manor Care, Inc.	40,900	1,413,913
Select Medical Corporation	115,700	1,883,596

		3,297,509
Medical - Products 2.0%
C.R. Bard, Inc.	25,700	2,088,125
Zimmer Holdings, Inc. (b)	52,365	3,686,496

		5,774,621
Medical - Systems/Equipment 1.3%
Varian Medical Systems, Inc. (b)	30,545	2,110,659
Viasys Healthcare, Inc. (b)	83,149	1,712,869

		3,823,528
Medical/Dental - Services 0.8%
VCA Antech, Inc. (b)	75,570	2,341,159
Medical/Dental - Supplies 0.7%
Dentsply International, Inc.	46,100	2,082,337
Oil & Gas - Drilling 2.1%
ENSCO International, Inc.	76,500	2,078,505
Nabors Industries, Ltd. (b)	94,605	3,926,107

		6,004,612
Oil & Gas - Field Services 0.6%
BJ Services Company (b)	45,830	1,645,297

27

SCHEDULES OF INVESTMENTS IN SECURITIES (continued )	December 31, 2003

STRONG ENTERPRISE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Oil & Gas - International Integrated 1.0%
Suncor Energy, Inc.	117,000	$2,932,020
Oil & Gas - United States Exploration & Production 1.0%
Devon Energy Corporation	52,100	2,983,246
Pollution Control - Services 1.4%
Stericycle, Inc. (b)	88,000	4,109,600
Retail - Clothing/Shoes 3.7%
Aeropostale, Inc. (b)	70,000	1,919,400
Coach, Inc. (b)	76,100	2,872,775
Ross Stores, Inc.	77,300	2,043,039
Urban Outfitters, Inc. (b)	101,300	3,753,165

		10,588,379
Retail - Home Furnishings 2.7%
The Bombay Company, Inc. (b)	180,900	1,472,526
Select Comfort Corporation (b)	183,850	4,552,126
Williams-Sonoma, Inc. (b)	46,800	1,627,236

		7,651,888
Retail - Leisure Products 1.0%
Sports Authority, Inc. (b)	76,100	2,922,240
Retail - Miscellaneous 1.4%
PETsMART, Inc.	163,182	3,883,732
Retail - Restaurants 2.2%
Applebee’s International, Inc.	55,500	2,179,485
Panera Bread Company Class A (b)	105,240	4,160,137

		6,339,622
Retail/Wholesale - Auto Parts 0.8%
CarMax, Inc. (b)	74,200	2,295,006
Telecommunications - Equipment 2.2%
Adtran, Inc.	43,400	1,345,400
Alcatel SA ADR (b)	235,500	3,026,175
Avaya, Inc. (b)	148,600	1,922,884

		6,294,459
Telecommunications - Fiber Optics 0.8%
Corning, Inc. (b)	230,500	2,404,115
Telecommunications - Wireless Services 3.9%
Crown Castle International Corporation (b)	434,200	4,789,226
Nextel Communications, Inc. Class A (b)	88,240	2,476,014
NII Holdings, Inc. Class B (b)	53,600	4,000,168

		11,265,408
Transportation - Airline 1.7%
AirTran Holdings, Inc. (b)	415,800	4,948,020
Transportation - Truck 0.7%
Heartland Express, Inc.	78,798	1,906,124
Trucks & Parts - Heavy Duty 3.5%
Navistar International Corporation (b)	161,910	7,753,870
PACCAR, Inc.	27,200	2,315,264

		10,069,134

Total Common Stocks (Cost $233,483,361)		280,109,572

Short-Term Investments (a) 4.7%
Collateral Received for Securities Lending (d) 4.2%
Navigator Prime Portfolio	12,001,350	$12,001,350
Repurchase Agreements 0.5%
State Street Bank (Dated 12/31/03),0.75%, Due 1/02/04, (Repurchase proceeds $1,330,655); Collateralized By: United States Government & Agency Issues (c)	$1,330,600	1,330,600

Total Short-Term Investments (Cost $13,331,950)		13,331,950

Total Investments in Securities (Cost $246,815,311) 102.2%		293,441,522
Other Assets and Liabilities, Net (2.2%)		(6,213,215)

Net Assets 100.0%		$287,228,307

STRONG GROWTH 20 FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 98.7%
Building - Resident/Commercial 9.0%
Centex Corporation	110,000	$11,841,500
Lennar Corporation Class A	120,000	11,520,000

		23,361,500
Commercial Services - Schools 3.2%
Apollo Group, Inc. Class A (b)	120,000	8,160,000
Computer - Local Networks 6.0%
Cisco Systems, Inc. (b)	635,000	15,424,150
Computer Software - Enterprise 4.7%
VERITAS Software Corporation (b)	330,000	12,262,800
Electronics – Semiconductor Manufacturing 12.9%
ASML Holding NV (b)	335,000	6,716,750
Intel Corporation	300,000	9,660,000
MEMC Electronic Materials, Inc. (b)	395,000	3,799,900
Marvell Technology Group, Ltd. (b)	85,000	3,224,050
SanDisk Corporation (b)	165,000	10,088,100

		33,488,800
Finance - Mortgage & Related Services 5.2%
Doral Financial Corporation	420,000	13,557,600
Finance - Savings & Loan 2.4%
Westcorp	170,000	6,213,500
Household - Consumer Electronics 6.3%
Harman International Industries, Inc.	220,000	16,275,600
Internet - Content 8.4%
Ask Jeeves, Inc. (b)	195,000	3,533,400
Yahoo! Inc. (b)	405,000	18,293,850

		21,827,250
Internet - E*Commerce 6.4%
eBay, Inc. (b)	255,000	16,470,450
Internet - Internet Service Provider 2.1%
J2 Global Communications (b)	220,000	5,449,400

28

STRONG GROWTH 20 FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Machinery - Construction/Mining 1.0%
Caterpillar, Inc.	30,000	$2,490,600
Medical - Biomedical/Biotechnology 3.5%
Gilead Sciences, Inc. (b)	155,000	9,011,700
Medical - Generic Drugs 7.2%
Pharmaceutical Resources, Inc. (b)	75,000	4,886,250
Taro Pharmaceutical Industries, Ltd. (b)	125,000	8,062,500
Teva Pharmaceutical Industries, Ltd. ADR	100,000	5,671,000

		18,619,750
Medical - Genetics 2.3%
Genentech, Inc. (b)	65,000	6,082,050
Metal Ores - Gold/Silver 1.5%
Newmont Mining Corporation Holding Company	80,000	3,888,800
Oil & Gas - United States Exploration & Production 4.1%
Ultra Petroleum Corporation (b)	425,000	10,463,500
Retail - Clothing/Shoes 5.8%
Coach, Inc. (b)	395,000	14,911,250
Telecommunications - Fiber Optics 2.0%
Corning, Inc. (b)	500,000	5,215,000
Telecommunications - Wireless Equipment 3.7%
UTStarcom, Inc. (b)	260,000	9,638,200
Trucks & Parts - Heavy Duty 1.0%
Navistar International Corporation (b)	55,000	2,633,950

Total Common Stocks (Cost $204,546,211)		255,445,850

Short-Term Investments (a) 1.0%
Repurchase Agreements
State Street Bank (Dated 12/31/03),0.75%, Due 1/02/04 (Repurchase proceeds $2,718,413); Collateralized by: United States Government & Agency Issues (c)	$2,718,300	2,718,300

Total Short-Term Investments (Cost $2,718,300)		2,718,300

Total Investments in Securities (Cost $207,264,511) 99.7%		258,164,150
Other Assets and Liabilities, Net 0.3%		727,997

Net Assets 100.0%		$258,892,147

WRITTEN OPTIONS ACTIVITY

	Contracts	Premiums
Options outstanding at beginning of year	—	$—
Options written during the year	3,385	683,262
Options closed	(3,385)	(683,262)
Options expired	—	—
Options exercised	—	—

Options outstanding at end of year	—	$—

STRONG GROWTH FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 98.4%
Banks - Midwest 0.8%
TCF Financial Corporation	280,000	$14,378,000
Banks - Super Regional 1.0%
Wells Fargo Company	310,000	18,255,900
Chemicals - Specialty 0.8%
Praxair, Inc.	360,000	13,752,000
Commercial Services - Miscellaneous 1.8%
Paychex, Inc.	850,000	31,620,000
Commercial Services - Schools 3.8%
Apollo Group, Inc. Class A (b)	490,000	33,320,000
Corinthian Colleges, Inc. (b)	590,000	32,780,400

		66,100,400
Computer - Data Storage 1.0%
EMC Corporation (b)	1,414,375	18,273,725
Computer - IT Services 1.4%
Amdocs, Ltd. (b)	635,000	14,274,800
Cognizant Technology Solutions Corporation (b)	220,000	10,040,800

		24,315,600
Computer - Local Networks 4.5%
Cisco Systems, Inc. (b)	2,000,000	48,580,000
Juniper Networks, Inc. (b)	500,000	9,340,000
Polycom, Inc. (b)	250,000	4,880,000
QLogic Corporation (b)	300,000	15,480,000

		78,280,000
Computer - Manufacturers 3.1%
Dell, Inc. (b)	1,585,000	53,826,600
Computer Software - Desktop 2.1%
Microsoft Corporation	1,300,000	35,802,000
Computer Software - Education/Entertainment 0.9%
Electronic Arts, Inc. (b)	345,000	16,484,100
Computer Software - Enterprise 3.9%
Cognos, Inc. (b)	380,000	11,635,600
Mercury Interactive Corporation (b)	545,000	26,508,800
SAP AG Sponsored ADR	425,000	17,663,000
VERITAS Software Corporation (b)	325,000	12,077,000

		67,884,400
Computer Software - Security 1.4%
Netscreen Technologies, Inc. (b)	975,000	24,131,250
Cosmetics - Personal Care 1.0%
Colgate Palmolive Company	295,000	14,764,750
The Gillette Company	95,000	3,489,350

		18,254,100
Diversified Operations 2.2%
General Electric Company	1,225,000	37,950,500
Electronics - Contract Manufacturing 1.3%
Flextronics International, Ltd. (b)	1,515,000	22,482,600

29

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2003

STRONG GROWTH FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Electronics - Semiconductor Manufacturing 12.5%
Analog Devices, Inc.	615,000	$28,074,750
Fairchild Semiconductor Corporation Class A (b)	225,000	5,618,250
Integrated Circuit Systems, Inc. (b)	400,000	11,396,000
Intel Corporation	1,075,000	34,615,000
Intersil Holding Corporation Class A	830,000	20,625,500
KLA-Tencor Corporation (b)	315,000	18,481,050
Linear Technology Corporation	275,000	11,569,250
MEMC Electronic Materials, Inc. (b)	250,000	2,405,000
Marvell Technology Group, Ltd. (b)	355,000	13,465,150
Microchip Technology, Inc.	570,000	19,015,200
Novellus Systems, Inc. (b)	475,000	19,973,750
Silicon Laboratories, Inc. (b)	330,000	14,262,600
Taiwan Semiconductor Manufacturing Company, Ltd. Sponsored ADR (b)	150,000	1,536,000
Xilinx, Inc. (b)	435,000	16,851,900

		217,889,400
Finance - Consumer/Commercial Loans 1.4%
SLM Corporation	655,000	24,680,400
Finance - Investment Brokers 1.2%
The Goldman Sachs Group, Inc.	205,000	20,239,650
Finance - Mortgage & Related Services 1.8%
Countrywide Financial Corporation	30,000	2,275,500
Doral Financial Corporation	450,000	14,526,000
FNMA	190,000	14,261,400

		31,062,900
Financial Services - Miscellaneous 1.5%
Alliance Data Systems Corporation (b)	600,000	16,608,000
American Express Company	185,000	8,922,550
First Marblehead Corporation (b)	45,600	997,728

		26,528,278
Food - Miscellaneous Preparation 0.4%
PepsiCo, Inc.	160,000	7,459,200
Household - Consumer Electronics 0.8%
Harman International Industries, Inc.	185,000	13,686,300
Insurance - Diversified 1.0%
American International Group, Inc.	255,000	16,901,400
Insurance - Property/Casualty/Title 0.3%
RenaissanceRe Holdings, Ltd.	100,000	4,905,000
Internet - Content 1.9%
Monster Worldwide, Inc. (b)	465,000	10,211,400
Yahoo! Inc. (b)	520,000	23,488,400

		33,699,800
Internet - E*Commerce 2.3%
eBay, Inc. (b)	500,000	32,295,000
University of Phoenix Online (b)	105,000	7,237,650

		39,532,650
Internet - Software 0.1%
BEA Systems, Inc. (b)	200,000	2,460,000
Leisure - Gaming/Equipment 0.8%
International Game Technology	380,000	13,566,000
Leisure - Hotels & Motels 0.8%
Marriott International, Inc. Class A	295,000	13,629,000
Machinery - General Industrial 0.5%
Dover Corporation	240,000	$9,540,000
Media - Cable TV 0.7%
EchoStar Communications Corporation Class A (b)	255,000	8,670,000
Hughes Electronics Corporation (b)	164,643	2,724,842

		11,394,842
Media - Radio/TV 2.8%
Univision Communications, Inc. Class A (b)	665,000	26,393,850
Viacom, Inc. Class B	285,000	12,648,300
XM Satellite Radio Holdings, Inc. Class A (b)	400,000	10,544,000

		49,586,150
Medical - Biomedical/Biotechnology 5.7%
Amgen, Inc. (b)	300,000	18,540,000
Digene Corporation (b)	530,000	21,253,000
Genzyme Corporation (b)	565,000	27,877,100
Gilead Sciences, Inc. (b)	530,000	30,814,200

		98,484,300
Medical - Ethical Drugs 4.0%
Eli Lilly & Company	180,000	12,659,400
Pfizer, Inc.	1,300,000	45,929,000
Wyeth	250,000	10,612,500

		69,200,900
Medical - Generic Drugs 2.1%
Mylan Laboratories, Inc.	500,000	12,630,000
Taro Pharmaceutical Industries, Ltd. (b)	220,000	14,190,000
Teva Pharmaceutical Industries, Ltd. ADR	25,000	1,417,750
Watson Pharmaceuticals, Inc. (b)	175,000	8,050,000

		36,287,750
Medical - Health Maintenance Organizations 0.5%
Molina Healthcare, Inc. (b)	375,000	9,461,250
Medical - Products 3.9%
Advanced Neuromodulation Systems, Inc. (b)	190,000	8,736,200
Boston Scientific Corporation (b)	685,000	25,180,600
Medtronic, Inc.	125,000	6,076,250
Respironics, Inc. (b)	215,000	9,694,350
St. Jude Medical, Inc. (b)	285,000	17,484,750

		67,172,150
Medical - Systems/Equipment 0.0%
Ventana Medical Systems, Inc. (b)	20,000	788,000
Medical/Dental - Services 0.4%
VCA Antech, Inc. (b)	212,000	6,567,760
Oil & Gas - Drilling 0.1%
ENSCO International, Inc.	65,000	1,766,050
Oil & Gas - Machinery/Equipment 1.0%
Smith International, Inc. (b)	405,000	16,815,600
Oil & Gas - United States Exploration & Production 1.2%
XTO Energy, Inc.	745,000	21,083,500
Retail - Clothing/Shoes 2.5%
Chicos FAS, Inc. (b)	285,000	10,530,750
Coach, Inc. (b)	200,000	7,550,000
Ross Stores, Inc.	965,000	25,504,950

		43,585,700

30

STRONG GROWTH FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Retail - Consumer Electronics 0.1%
Best Buy Company, Inc.	25,000	$1,306,000
Retail - Leisure Product 0.7%
Dick’s Sporting Goods (b)	68,000	3,308,880
Guitar Center, Inc. (b)	250,000	8,145,000

		11,453,880
Retail – Miscellaneous 3.4%
PETCO Animal Supplies, Inc. (b)	940,000	28,623,000
PETsMART, Inc.	1,295,000	30,821,000

		59,444,000
Retail - Restaurants 2.1%
Outback Steakhouse, Inc.	315,000	13,926,150
P.F. Chang’s China Bistro, Inc. (b)	260,000	13,228,800
Red Robin Gourmet Burgers, Inc. (b)	330,000	10,045,200

		37,200,150
Retail - Super/Mini Markets 1.5%
Provide Commerce, Inc. (b)	7,000	106,190
Whole Foods Marketing, Inc. (b)	400,000	26,852,000

		26,958,190
Retail/Wholesale - Auto Parts 1.1%
CarMax, Inc. (b)	600,000	18,558,000
Retail/Wholesale - Building Products 1.8%
Fastenal Company	200,000	9,988,000
The Home Depot, Inc.	320,000	11,356,800
Lowe’s Companies, Inc.	175,000	9,693,250

		31,038,050
Telecommunications - Fiber Optics 1.0%
Corning, Inc. (b)	1,645,000	17,157,350
Telecommunications - Wireless Equipment 1.0%
UTStarcom, Inc. (b)	465,000	17,237,550
Telecommunications - Wireless Services 0.6%
Nextel Communications, Inc. Class A (b)	380,000	10,662,800
Transportation – Airline 1.4%
AirTran Holdings, Inc. (b)	250,000	2,975,000
JetBlue Airways Corporation (b)	795,000	21,083,400

		24,058,400
Transportation - Services 0.5%
Expeditors International of Washington, Inc.	255,000	9,603,300

Total Common Stocks (Cost $1,265,496,893)		1,714,442,775

Short-Term Investments (a) 3.2%
Collateral Received for Securities Lending (d) 1.2%
Navigator Prime Portfolio	21,624,999	21,624,999
Repurchase Agreements 2.0%
ABN AMRO Inc. (Dated 12/31/03),0.95%, Due 1/02/04 (Repurchase proceeds $31,801,678); Collateralized by: United States Government & Agency Issues (c)	$31,800,000	31,800,000
State Street Bank (Dated 12/31/03),0.75%, Due 1/02/04 (Repurchase proceeds $2,340,598); Collateralized by: United States Government & Agency Issues (c)	2,340,500	2,340,500

		34,140,500
United States Government Issues 0.0%
United States Treasury Bills, Due 2/05/04	$920,000	$919,303

Total Short-Term Investments (Cost $56,684,695)		56,684,802

Total Investments in Securities (Cost $1,322,181,588) 101.6%		1,771,127,577
Other Assets and Liabilities, Net (1.6%)		(28,212,798)

NetAssets 100.0%		$1,742,914,779

WRITTEN OPTIONS ACTIVITY

	Contracts	Premiums
Options outstanding at beginning of year	500	$368,489
Options written during the year	5,775	1,092,549
Options closed	(6,272)	(1,458,827)
Options expired	—	—
Options exercised	(3)	(2,211)

Options outstanding at end of year	—	$—

STRONG LARGE COMPANY GROWTH FUND
	Shares or Principal Amount	Value (Note 2)
Common Stocks 99.4%
Apparel - Shoes & Related Manufacturing 2.5%
NIKE, Inc. Class B	25,800	$1,766,268
Banks - Money Center 2.8%
Citigroup, Inc.	41,400	2,009,556
Beverages - Alcoholic 3.3%
Anheuser-Busch Companies, Inc.	45,000	2,370,600
Building - Heavy Construction 1.5%
Chicago Bridge & Iron Company NV	36,000	1,040,400
Commercial Services - Advertising 1.7%
Omnicom Group, Inc.	14,000	1,222,620
Computer - IT Services 3.8%
Amdocs, Ltd. (b)	44,300	995,864
International Business Machines Corporation	11,700	1,084,356
Unisys Corporation (b)	46,000	683,100

		2,763,320
Computer - Local Networks 2.4%
Cisco Systems, Inc. (b)	70,200	1,705,158
Computer - Manufacturers 2.0%
Dell, Inc. (b)	42,500	1,443,300
Computer Software - Desktop 4.0%
Microsoft Corporation	103,300	2,844,882
Computer Software - Education/Entertainment 2.3%
Electronic Arts, Inc. (b)	35,000	1,672,300
Computer Software - Enterprise 1.2%
Oracle Systems Corporation (b)	65,000	858,000

31

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2003

STRONG LARGE COMPANY GROWTH FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Computer Software - Financial 1.0%
Intuit, Inc. (b)	14,000	$740,740
Diversified Operations 5.9%
General Electric Company	96,000	2,974,080
United Technologies Corporation	13,000	1,232,010

		4,206,090
Electronics - Scientific Measuring 1.5%
Cognex Corporation	38,400	1,084,416
Electronics - Semiconductor Manufacturing 6.3%
Intel Corporation	61,800	1,989,960
NVIDIA Corporation (b)	41,000	953,250
National Semiconductor Corporation (b)	40,000	1,576,400

		4,519,610
Finance - Index Tracking Fund 1.1%
MSCI I Shares Emerging Markets Index	5,000	819,650
Finance - Mortgage & Related Services 1.7%
FNMA	16,100	1,208,466
Finance - Publicly Traded Investment Funds-Equity (Non 40 Act) 1.3%
Pharmaceutical Holders Trust	11,500	914,250
Finance - Savings & Loan 1.0%
Washington Mutual, Inc.	18,000	722,160
Financial Services - Miscellaneous 1.8%
American Express Company	27,300	1,316,679
Food - Dairy Products 1.7%
Dean Foods Company (b)	37,500	1,232,625
Food - Miscellaneous Preparation 1.9%
PepsiCo, Inc.	29,000	1,351,980
Insurance - Diversified 2.9%
American International Group, Inc.	31,800	2,107,704
Internet - E*Commerce 4.4%
eBay,Inc. (b)	23,600	1,524,324
InterActiveCorp (b)	48,000	1,628,640

		3,152,964
Media - Cable TV 1.5%
Comcast Corporation Class A (b)	32,000	1,051,840
Media - Radio/TV 2.3%
Viacom, Inc. Class B	36,500	1,619,870
Medical - Biomedical/Biotechnology 5.8%
Amgen, Inc. (b)	40,400	2,496,720
Medimmune, Inc. (b)	30,700	779,780
Nektar Therapeutics (b)	67,500	918,675

		4,195,175
Medical - Drug/Diversified 2.2%
Johnson & Johnson	30,500	1,575,630
Medical - Ethical Drugs 5.7%
Merck & Company, Inc.	23,000	1,062,600
Pfizer, Inc.	86,180	3,044,739

		4,107,339
Medical - Generic Drugs 4.7%
Barr Laboratories, Inc. (b)	22,000	$1,692,900
Teva Pharmaceutical Industries, Ltd. ADR	29,200	1,655,932

		3,348,832
Medical - Products 1.7%
Alcon, Inc.	20,300	1,228,962
Medical/Dental - Services 2.4%
Aaipharma, Inc. (b)	20,000	502,400
Covance, Inc. (b)	45,000	1,206,000

		1,708,400
Metal Ores - Miscellaneous 1.3%
Freeport-McMoran Copper & Gold, Inc. Class B	22,000	926,860
Metal Products - Fasteners 1.5%
Illinois Tool Works, Inc.	13,000	1,090,830
Oil& Gas - United States Exploration & Production 1.2%
Devon Energy Corporation	14,417	825,517
Retail - Major Discount Chains 1.5%
Wal-Mart Stores, Inc.	19,800	1,050,390
Retail/Wholesale - Building Products 1.9%
Lowe’s Companies, Inc.	25,100	1,390,289
Retail/Wholesale - Jewelry 1.9%
Tiffany & Company	30,600	1,383,120
Soap & Cleaning Preparations 1.5%
The Procter & Gamble Company	11,000	1,098,680
Telecommunications - Wireless Equipment 2.3%
Nokia Corporation Sponsored ADR	97,500	1,657,500

Total Common Stocks (Cost $62,915,131)		71,332,972

Short-Term Investments (a) 1.7%
Repurchase Agreements
State Street Bank (Dated 12/31/03), 0.75%, Due 1/02/04 (Repurchase Proceeds $1,200,350); Collateralized by: United States Government & Agency Issues (c)	$1,200,300	1,200,300

Total Short-Term Investments (Cost $1,200,300)		1,200,300

Total Investments in Securities (Cost $64,115,431) 101.1%		72,533,272
Other Assets and Liabilities, Net (1.1%)		(758,683)

NetAssets 100.0%		$71,774,589

LEGEND

(a)	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)	Non-income producing security.
(c)	See Note 2(J) of Notes to Financial Statements.
(d)	See Note 2(K) of Notes to Financial Statements.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements.

32

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2003

	(In Thousands, Except Per Share Amounts)

	Strong Blue Chip Fund	Strong Discovery Fund	Strong Endeavor Fund
Assets:
Investments in Securities, at Value (Cost of $136,541, $145,861 and $3,751, respectively)	$176,397	$175,207	$4,524
Receivable for Securities Sold	—	1,123	22
Receivable for Fund Shares Sold	13	166	—
Dividends and Interest Receivable	66	28	2
Other Assets	81	27	5

Total Assets	176,557	176,551	4,553

Liabilities:
Payable for Securities Purchased	—	—	46
Payable for Fund Shares Redeemed	114	84	—
Payable Upon Return of Securities on Loan	—	9,614	—
Accrued Operating Expenses and Other Liabilities	133	60	7

Total Liabilities	247	9,758	53

Net Assets	$176,310	$166,793	$4,500

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$328,447	$138,569	$5,590
Undistributed Net Investment Income (Loss)	—	—	—
Undistributed Net Realized Gain (Loss)	(191,993)	(1,122)	(1,863)
Net Unrealized Appreciation (Depreciation)	39,856	29,346	773

Net Assets	$176,310	$166,793	$4,500

Capital Shares Outstanding (Unlimited Number Authorized)	15,862	8,452	483
Net Asset Value Per Share	$11.12	$19.73	$9.32

See Notes to Financial Statements.

33

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2003

	(In Thousands, Except Per Share Amounts)

	Strong Large Cap Growth Fund	Strong U.S. Emerging Growth Fund
Assets:
Investments in Securities, at Value (Cost of $510,816 and $65,897, respectively)	$645,573	$100,160
Receivable for Securities Sold	9,045	—
Receivable for Fund Shares Sold	65	48
Dividends and Interest Receivable	189	6
Other Assets	70	13

Total Assets	654,942	100,227

Liabilities:
Payable for Securities Purchased	7,442	—
Payable for Fund Shares Redeemed	179	65
Payable Upon Return of Securities on Loan	2,938	—
Accrued Operating Expenses and Other Liabilities	252	47

Total Liabilities	10,811	112

Net Assets	$644,131	$100,115

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$1,061,010	$128,069
Undistributed Net Investment Income (Loss)	—	—
Undistributed Net Realized Gain (Loss)	(551,636)	(62,217)
Net Unrealized Appreciation (Depreciation)	134,757	34,263

Net Assets	$644,131	$100,115

Capital Shares Outstanding (Unlimited Number Authorized)	30,759	6,720

Net Asset Value Per Share	$20.94	$14.90

See Notes to Financial Statements.

34

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2003

(In Thousands, Except As Noted)

Strong Enterprise Fund
Assets:
Investments in Securities, at Value (Cost of $246,815)	$293,442
Receivable for Securities Sold	6,840
Receivable for Fund Shares Sold	5
Dividends and Interest Receivable	49
Other Assets	55

Total Assets	300,391

Liabilities:
Payable for Securities Purchased	775
Payable for Fund Shares Redeemed	209
Payable Upon Return of Securities on Loan	12,001
Accrued Operating Expenses and Other Liabilities	178

Total Liabilities	13,163

Net Assets	$287,228

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$572,444
Undistributed Net Investment Income (Loss)	—
Undistributed Net Realized Gain (Loss)	(331,842)
Net Unrealized Appreciation (Depreciation)	46,626

Net Assets	$287,228

Investor Class ($ and shares in full)
Net Assets	$249,220,769
Capital Shares Outstanding (Unlimited Number Authorized)	11,441,034

Net Asset Value Per Share	$21.78

Institutional Class ($ and shares in full)
Net Assets	$2,113,659
Capital Shares Outstanding (Unlimited Number Authorized)	96,657

Net Asset Value Per Share	$21.87

Advisor Class ($ and shares in full)
Net Assets	$1,689,567
Capital Shares Outstanding (Unlimited Number Authorized)	77,528

Net Asset Value Per Share	$21.79

Class K ($ and shares in full)
Net Assets	$34,204,312
Capital Shares Outstanding (Unlimited Number Authorized)	1,556,215

Net Asset Value Per Share	$21.98

See Notes to Financial Statements.

35

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2003

(In Thousands, Except As Noted)

Strong Growth 20 Fund
Assets:
Investments in Securities, at Value (Cost of $207,265)	$258,164
Receivable for Securities Sold	1,432
Receivable for Fund Shares Sold	18
Dividends and Interest Receivable	5
Other Assets	25

Total Assets	259,644

Liabilities:
Payable for Fund Shares Redeemed	589
Accrued Operating Expenses and Other Liabilities	163

Total Liabilities	752

Net Assets	$258,892

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$597,315
Undistributed Net Investment Income (Loss)	—
Undistributed Net Realized Gain (Loss)	(389,323)
Net Unrealized Appreciation (Depreciation)	50,900

Net Assets	$258,892

Investor Class ($ and shares in full)
Net Assets	$253,148,948
Capital Shares Outstanding (Unlimited Number Authorized)	19,533,240

Net Asset Value Per Share	$12.96

Advisor Class ($ and shares in full)
Net Assets	$5,743,199
Capital Shares Outstanding (Unlimited Number Authorized)	442,237

Net Asset Value Per Share	$12.99

See Notes to Financial Statements.

36

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2003

(In Thousands, Except As Noted)

Strong Growth Fund
Assets:
Investments in Securities, at Value (Cost of $1,322,182)	$1,771,128
Receivable for Securities Sold	6,647
Receivable for Fund Shares Sold	67
Dividends and Interest Receivable	384
Other Assets	112

Total Assets	1,778,338

Liabilities:
Payable for Securities Purchased	12,172
Payable for Fund Shares Redeemed	1,017
Payable Upon Return of Securities on Loan	21,625
Accrued Operating Expenses and Other Liabilities	609

Total Liabilities	35,423

Net Assets	$1,742,915

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$2,255,117
Undistributed Net Investment Income (Loss)	—
Undistributed Net Realized Gain (Loss)	(961,148)
Net Unrealized Appreciation (Depreciation)	448,946

Net Assets	$1,742,915

Investor Class ($ and shares in full)
Net Assets	$1,365,945,936
Capital Shares Outstanding (Unlimited Number Authorized)	79,461,537

Net Asset Value Per Share	$17.19

Institutional Class ($ and shares in full)
Net Assets	$311,311,912
Capital Shares Outstanding (Unlimited Number Authorized)	17,639,984

Net Asset Value Per Share	$17.65

Advisor Class ($ and shares in full)
Net Assets	$9,294,285
Capital Shares Outstanding (Unlimited Number Authorized)	543,982

Net Asset Value Per Share	$17.09

Class C ($ and shares in full)
Net Assets	$511,781
Capital Shares Outstanding (Unlimited Number Authorized)	30,052

Net Asset Value Per Share	$17.03

Class K ($ and shares in full)
Net Assets	$55,850,865
Capital Shares Outstanding (Unlimited Number Authorized)	3,212,827

Net Asset Value Per Share	$17.38

See Notes to Financial Statements.

37

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2003

(In Thousands, Except As Noted)

Strong Large Company Growth Fund
Assets:
Investments in Securities, at Value (Cost of $64,115)	$72,533
Receivable for Securities Sold	2,158
Receivable for Fund Shares Sold	176
Dividends and Interest Receivable	47
Other Assets	18

Total Assets	74,932

Liabilities:
Payable for Securities Purchased	3,116
Payable for Fund Shares Redeemed	13
Accrued Operating Expenses and Other Liabilities	28

Total Liabilities	3,157

Net Assets	$71,775

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$72,858
Undistributed Net Investment Income (Loss)	—
Undistributed Net Realized Gain (Loss)	(9,501)
Net Unrealized Appreciation (Depreciation)	8,418

Net Assets	$71,775

Investor Class ($ and shares in full)
Net Assets	$70,748,434
Capital Shares Outstanding (Unlimited Number Authorized)	5,296,582

Net Asset Value Per Share	$13.36

Class K ($ and shares in full)
Net Assets	$1,026,155
Capital Shares Outstanding (Unlimited Number Authorized)	76,602

Net Asset Value Per Share	$13.40

See Notes to Financial Statements.

38

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2003

	(In Thousands)

	Strong Blue Chip Fund	Strong Discovery Fund	Strong Endeavor Fund
Income:
Dividends – Unaffiliated Issuers (net of foreign withholding taxes of $1,$4 and $0, respectively)	$1,468	$1,031	$32
Dividends – Affiliated Issuers	—	5	—
Interest	63	105	1

Total Income	1,531	1,141	33

Expenses:
Investment Advisory Fees	883	1,126	34
Administrative Fees	530	375	13
Custodian Fees	13	28	7
Shareholder Servicing Costs	1,302	510	25
Reports to Shareholders	207	99	4
12b-1 Fees	—	—	11
Professional Fees	26	27	11
Federal and State Registration Fees	17	26	18
Other	51	23	3

Total Expenses before Expense Offsets	3,029	2,214	126
Expense Offsets (Note 4)	(127)	(61)	(43)

Expenses, Net	2,902	2,153	83

Net Investment Income (Loss)	(1,371)	(1,012)	(50)

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on Investments	(20,202)	19,126	521
Net Change in Unrealized Appreciation/Depreciation on Investments	67,883	30,925	801

Net Gain (Loss) on Investments	47,681	50,051	1,322

Net Increase (Decrease) in Net Assets Resulting from Operations	$46,310	$49,039	$1,272

See Notes to Financial Statements.

39

STATEMENTS OF OPERATIONS (continued)

For the Year Ended December 31, 2003

	(In Thousands)

	Strong Large Cap Growth Fund	Strong U.S. Emerging Growth Fund
Income:
Dividends – Unaffiliated Issuers (net of foreign withholding taxes of $21 and $0, respectively)	$4,741	$24
Dividends – Affiliated Issuers	1	—
Interest	173	16

Total Income	4,915	40

Expenses:
Investment Advisory Fees	3,504	610
Administrative Fees	1,906	244
Custodian Fees	60	13
Shareholder Servicing Costs	2,071	451
Reports to Shareholders	350	58
Other	202	56

Total Expenses before Expense Offsets	8,093	1,432
Expense Offsets (Note 4)	(146)	(67)

Expenses, Net	7,947	1,365

Net Investment Income (Loss)	(3,032)	(1,325)

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	31,449	7,047
Written Options	254	—
Futures Contracts	4,629	—

Net Realized Gain (Loss)	36,332	7,047
Net Change in Unrealized Appreciation/Depreciation on:
Investments	117,355	26,088
Futures Contracts	490	—

Net Change in Unrealized Appreciation/Depreciation	117,845	26,088

Net Gain (Loss) on Investments	154,177	33,135

Net Increase (Decrease) in Net Assets Resulting from Operations	$151,145	$31,810

See Notes to Financial Statements.

40

STATEMENTS OF OPERATIONS (continued)

For the Year Ended December 31, 2003

	(In Thousands)

	Strong Enterprise Fund	Strong Growth 20 Fund
Income:
Dividends (net of foreign withholding taxes of $15 and $12, respectively)	$824	$386
Interest	127	158

Total Income	951	544

Expenses (Note 4):
Investment Advisory Fees	1,953	1,995
Administrative Fees	769	797
Custodian Fees	28	23
Shareholder Servicing Costs	1,717	1,481
Reports to Shareholders	325	241
12b-1 Fees	4	17
Federal and State Registration Fees	53	32
Other	107	80

Total Expenses before Expense Offsets	4,956	4,666
Expense Offsets	(399)	(124)

Expenses, Net	4,557	4,542

Net Investment Income (Loss)	(3,606)	(3,998)

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	41,662	24,221
Written Options	—	(460)
Futures Contracts	—	1,104

Net Realized Gain (Loss)	41,662	24,865
Net Change in Unrealized Appreciation/Depreciation on Investments	43,963	43,224

Net Gain (Loss) on Investments	85,625	68,089

Net Increase (Decrease) in Net Assets Resulting from Operations	$82,019	$64,091

See Notes to Financial Statements.

41

STATEMENTS OF OPERATIONS (continued)

For the Year Ended December 31, 2003

	(In Thousands)

	Strong Growth Fund	Strong Large Company Growth Fund
Income:
Dividends – Unaffiliated Issuers (net of foreign withholding taxes of $56 and $1, respectively)	$7,279	$411
Dividends – Affiliated Issuers	50	—
Interest	274	34

Total Income	7,603	445

Expenses (Note 4):
Investment Advisory Fees	12,665	330
Administrative Fees	4,301	132
Custodian Fees	123	14
Shareholder Servicing Costs	5,546	102
Reports to Shareholders	1,086	30
12b-1 Fees	29	110
Federal and State Registration Fees	87	45
Other	458	13

Total Expenses before Expense Offsets	24,295	776
Expense Offsets	(406)	(129)

Expenses, Net	23,889	647

Net Investment Income (Loss)	(16,286)	(202)

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	145,678	1,276
Written Options	(587)	—
Futures Contracts	834	—

Net Realized Gain (Loss)	145,925	1,276
Net Change in Unrealized Appreciation/Depreciation on:
Investments	320,871	8,628
Written Options	(271)	—

Net Change in Unrealized Appreciation/Depreciation	320,600	8,628

Net Gain (Loss) on Investments	466,525	9,904

Net Increase (Decrease) in Net Assets Resulting from Operations	$450,239	$9,702

See Notes to Financial Statements.

42

STATEMENT OF CHANGES IN NET ASSETS

	(In Thousands)

	Strong Blue Chip Fund		Strong Discovery Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Operations:
Net Investment Income (Loss)	$(1,371)	$(1,903)	$(1,012)	$(548)
Net Realized Gain (Loss)	(20,202)	(50,225)	19,126	(17,115)
Net Change in Unrealized Appreciation/Depreciation	67,883	(40,555)	30,925	(1,218)

Net Increase (Decrease) in Net Assets Resulting from Operations	46,310	(92,683)	49,039	(18,881)
Distributions:
From Net Investment Income	—	—	(7)	—
From Net Realized Gains	—	—	(1,805)	(4,117)

Total Distributions	—	—	(1,812)	(4,117)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(73,292)	(43,020)	(13,795)	(1,907)

Total Increase (Decrease) in Net Assets	(26,982)	(135,703)	33,432	(24,905)
NetAssets:
Beginning of Year	203,292	338,995	133,361	158,266

End of Year	$176,310	$203,292	$166,793	$133,361

Undistributed Net Investment Income (Loss)	$—	$—	$—	$7

	Strong Endeavor Fund		Strong Large Cap Growth Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Operations:
Net Investment Income (Loss)	$(50)	$(57)	$(3,032)	$(2,758)
Net Realized Gain (Loss)	521	(1,459)	36,332	(168,104)
Net Change in Unrealized Appreciation/Depreciation	801	(232)	117,845	(103,040)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,272	(1,748)	151,145	(273,902)
Distributions From Net Investment Income	—	—	—	—
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(447)	(794)	(95,908)	(113,540)

Total Increase (Decrease) in NetAssets	825	(2,542)	55,237	(387,442)
Net Assets:
Beginning of Year	3,675	6,217	588,894	976,336

End of Year	$4,500	$3,675	$644,131	$588,894

Undistributed Net Investment Income (Loss)	$—	$—	$—	$—

See Notes to Financial Statements.

43

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong U.S. Emerging Growth Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Operations:
Net Investment Income (Loss)	$(1,325)	$(1,384)
Net Realized Gain (Loss)	7,047	(22,207)
Net Change in Unrealized Appreciation/Depreciation	26,088	(8,450)

Net Increase (Decrease) in Net Assets Resulting from Operations	31,810	(32,041)
Distributions From Net Investment Income	—	—
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	9,891	4,156

Total Increase (Decrease) in Net Assets	41,701	(27,885)
Net Assets:
Beginning of Year	58,414	86,299

End of Year	$100,115	$58,414

Undistributed Net Investment Income (Loss)	$—	$—

	Strong Enterprise Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Operations:
Net Investment Income (Loss)	$(3,606)	$(4,456)
Net Realized Gain (Loss)	41,662	(68,214)
Net Change in Unrealized Appreciation/Depreciation	43,963	(28,578)

Net Increase (Decrease) in Net Assets Resulting from Operations	82,019	(101,248)
Distributions From Net Investment Income	—	—
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(24,147)	(42,799)

Total Increase (Decrease) in Net Assets	57,872	(144,047)
Net Assets:
Beginning of Year	229,356	373,403

End of Year	$287,228	$229,356

Undistributed Net Investment Income (Loss)	$—	$—

See Notes to Financial Statements.

44

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong Growth 20 Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Operations:
Net Investment Income (Loss)	$(3,998)	$(3,854)
Net Realized Gain (Loss)	24,865	(42,684)
Net Change in Unrealized Appreciation/Depreciation	43,224	(53,067)

Net Increase (Decrease) in Net Assets Resulting from Operations	64,091	(99,605)
Distributions From Net Investment Income	—	—
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	4,591	(81,964)

Total Increase (Decrease) in Net Assets	68,682	(181,569)
Net Assets:
Beginning of Year	190,210	371,779

End of Year	$258,892	$190,210

Undistributed Net Investment Income (Loss)	$—	$—

	Strong Growth Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Operations:
Net Investment Income (Loss)	$(16,286)	$(19,533)
Net Realized Gain (Loss)	145,925	(268,584)
Net Change in Unrealized Appreciation/Depreciation	320,600	(230,635)

Net Increase (Decrease) in Net Assets Resulting from Operations	450,239	(518,752)
Distributions From Net Investment Income	—	—
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(181,638)	(115,867)

Total Increase (Decrease) in Net Assets	268,601	(634,619)
Net Assets:
Beginning of Year	1,474,314	2,108,933

End of Year	$1,742,915	$1,474,314

Undistributed Net Investment Income (Loss)	$—	$—

See Notes to Financial Statements.

45

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong Large Company Growth Fund
	Year Ended Dec. 31, 2003	Period Ended Dec. 31, 2002	Year Ended Sept. 30, 2002
Operations:
Net Investment Income (Loss)	$(202)	$14	$703
Net Realized Gain (Loss)	1,276	(1,310)	(4,671)
Net Change in Unrealized Appreciation/Depreciation	8,628	2,206	653

Net Increase (Decrease) in Net Assets Resulting from Operations	9,702	910	(3,315)
Distributions:
From Net Investment Income:
Investor Class	(14)	(77)	(631)
From Net Realized Gains:
Investor Class	—	—	(69)

Total Distributions	(14)	(77)	(700)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	40,712	2,321	(10,937)

Total Increase (Decrease) in Net Assets	50,400	3,154	(14,952)
Net Assets:
Beginning of Year	21,375	18,221	33,173

End of Year	$71,775	$21,375	$18,221

Undistributed Net Investment Income (Loss)	$—	$14	$77

See Notes to Financial Statements.

46

FINANCIAL HIGHLIGHTS

STRONG BLUE CHIP FUND

	Year Ended
	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000(b)	Oct. 31, 2000	Oct. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$8.62	$12.36	$16.56	$20.99	$18.10	$13.24
Income From Investment Operations:
Net Investment Income (Loss)	(0.09)	(0.08)	(0.06)	(0.01)	(0.09)	(0.04)
Net Realized and Unrealized Gains (Losses) on Investments	2.59	(3.66)	(4.14)	(3.42)	2.98	4.90

Total from Investment Operations	2.50	(3.74)	(4.20)	(3.43)	2.89	4.86
Less Distributions:
From Net Investment Income	—	—	—	—	—	(0.00	)(c)
From Net Realized Gains	—	—	—	(1.00)	—	—

Total Distributions	—	—	—	(1.00)	—	(0.00	)(c)

Net Asset Value, End of Period	$11.12	$8.62	$12.36	$16.56	$20.99	$18.10

Ratios and Supplemental Data
Total Return	+29.0%	–30.3%	–25.4%	–16.4%	+16.0%	+36.7%
Net Assets, End of Period (In Millions)	$176	$203	$339	$499	$616	$485
Ratio of Expenses to Average Net Assets before Expense Offsets	1.7%	1.6%	1.4%	1.1%*	1.1%	1.2%
Ratio of Expenses to Average Net Assets	1.7%	1.6%	1.4%	1.1%*	1.1%	1.2%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.8)%	(0.7)%	(0.4)%	(0.2)%*	(0.5)%	(0.3)%
Portfolio Turnover Rate	268.5%	214.0%	203.9%	21.2%	67.9%	75.4%

STRONG DISCOVERY FUND

	Year Ended
	Dec. 31, 2003		Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$14.42		$16.84	$16.39	$18.64	$17.95
Income From Investment Operations:
Net Investment Income (Loss)	(0.12)		(0.06)	(0.08)	0.06	(0.17)
Net Realized and Unrealized Gains (Losses) on Investments	5.64		(1.91)	0.76	0.51	1.08

Total from Investment Operations	5.52		(1.97)	0.68	0.57	0.91
Less Distributions:
From Net Investment Income	(0.00	)(c)	—	—	(0.04)	—
From Net Realized Gains	(0.21)		(0.45)	(0.23)	(2.78)	(0.22)

Total Distributions	(0.21)		(0.45)	(0.23)	(2.82)	(0.22)

Net Asset Value, End of Period	$19.73		$14.42	$16.84	$16.39	$18.64

Ratios and Supplemental Data
Total Return	+38.3%		–12.1%	+4.2%	+4.0%	+5.3%
Net Assets, End of Period (In Millions)	$167		$133	$158	$165	$187
Ratio of Expenses to Average Net Assets before Expense Offsets	1.5%		1.5%	1.5%	1.5%	1.4%
Ratio of Expenses to Average Net Assets	1.4%		1.5%	1.5%	1.5%	1.4%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.7)%		(0.4)%	(0.5)%	0.3%	(0.7)%
Portfolio Turnover Rate	302.2%		420.0%	501.7%	481.8%	214.0%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	In 2000, the Fund changed its fiscal year-end from October to December.
(c)	Amount calculated is less than $0.005.

See Notes to Financial Statements.

47

FINANCIAL HIGHLIGHTS (continued)

STRONG ENDEAVOR FUND

	Year Ended
	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$7.03	$9.94	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.10)	(0.11)	(0.06	)(c)
Net Realized and Unrealized Gains (Losses) on Investments	2.39	(2.80)	0.00	(d)

Total from Investment Operations	2.29	(2.91)	(0.06)
Less Distributions:
From Net Investment Income	—	—	—

Total Distributions	—	—	—

Net Asset Value, End of Period	$9.32	$7.03	$9.94

Ratios and Supplemental Data
Total Return	+32.6%	–29.3%	–0.6%
Net Assets, End of Period (In Millions)	$5	$4	$6
Ratio of Expenses to Average Net Assets before Expense Offsets	2.8%	2.7%	3.1	%*
Ratio of Expenses to Average Net Assets	1.9%	1.9%	2.2	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.1)%	(1.2)%	(1.2	)%*
Portfolio Turnover Rate	243.0%	416.8%	391.8%

STRONG LARGE CAP GROWTH FUND

	Year Ended
	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001		Dec. 31, 2000(e)	Oct. 31, 2000	Oct. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$16.51	$23.55	$34.77		$45.49	$41.52	$29.10
Income From Investment Operations:
Net Investment Income (Loss)	(0.10)	(0.08)	(0.02)		0.01	(0.16)	(0.03)
Net Realized and Unrealized Gains (Losses) on Investments	4.53	(6.96)	(11.20)		(4.81)	12.01	12.84

Total from Investment Operations	4.43	(7.04)	(11.22)		(4.80)	11.85	12.81
Less Distributions:
From Net Investment Income	—	—	(0.00	)(d)	—	—	(0.01)
From Net Realized Gains	—	—	—		(5.92)	(7.88)	(0.38)

Total Distributions	—	—	(0.00	)(d)	(5.92)	(7.88)	(0.39)

Net Asset Value, End of Period	$20.94	$16.51	$23.55		$34.77	$45.49	$41.52

Ratios and Supplemental Data
Total Return	+26.8%	–29.9%	–32.3%		–10.3%	+28.1%	+44.3%
Net Assets, End of Period (In Millions)	$644	$589	$976		$1,574	$1,769	$1,253
Ratio of Expenses to Average Net Assets before Expense Offsets	1.3%	1.2%	1.1%		1.0%*	1.0%	1.0%
Ratio of Expenses to Average Net Assets	1.3%	1.2%	1.1%		1.0%*	1.0%	1.0%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.5)%	(0.4)%	(0.1)%		0.1%*	(0.4)%	(0.1)%
Portfolio Turnover Rate	253.4%	443.2%	468.7%		68.6%	455.0%	402.3%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from April 6, 2001 (commencement of class) to December 31, 2001.
(c)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(d)	Amount calculated is less than $0.005.
(e)	In 2000, the Fund changed its fiscal year-end from October to December.

See Notes to Financial Statements.

48

FINANCIAL HIGHLIGHTS (continued)

STRONG U.S. EMERGING GROWTH FUND

	Year Ended
	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.02	$15.17	$19.17	$19.59	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.20)	(0.24)	(0.23)	(0.19)	(0.11)
Net Realized and Unrealized Gains (Losses) on Investments	5.08	(4.91)	(3.77)	0.22	9.99

Total from Investment Operations	4.88	(5.15)	(4.00)	0.03	9.88
Less Distributions:
From Net Realized Gains	—	—	—	(0.45)	(0.29)

Total Distributions	—	—	—	(0.45)	(0.29)

Net Asset Value, End of Period	$14.90	$10.02	$15.17	$19.17	$19.59

Ratios and Supplemental Data
Total Return	+48.7%	–34.0%	–20.9%	+0.3%	+98.9%
Net Assets, End of Period (In Millions)	$100	$58	$86	$112	$36
Ratio of Expenses to Average Net Assets before Expense Offsets	1.8%	1.9%	1.6%	1.4%	1.9%
Ratio of Expenses to Average Net Assets	1.7%	1.9%	1.6%	1.4%	1.8%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.6)%	(1.8)%	(1.5)%	(1.2)%	(1.5)%
Portfolio Turnover Rate	100.3%	171.5%	168.2%	186.8%	281.1%

STRONG ENTERPRISE FUND — INVESTOR CLASS

	Year Ended
	Dec. 31, 2003	Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$15.90	$22.14		$28.37	$41.24	$14.74
Income From Investment Operations:
Net Investment Income (Loss)	(0.30)	(0.28	)(b)	(0.31)	(0.28)	(0.09)
Net Realized and Unrealized Gains (Losses) on Investments	6.18	(5.96)		(5.92)	(12.04)	27.43

Total from Investment Operations	5.88	(6.24)		(6.23)	(12.32)	27.34
Less Distributions:
From Net Realized Gains	—	—		—	(0.55)	(0.84)

Total Distributions	—	—		—	(0.55)	(0.84)

Net Asset Value, End of Period	$21.78	$15.90		$22.14	$28.37	$41.24

Ratios and Supplemental Data
Total Return	+37.0%	–28.2%		–22.0%	–29.8%	+187.8%
Net Assets, End of Period (In Millions)	$249	$224		$372	$575	$571
Ratio of Expenses to Average Net Assets before Expense Offsets	2.0%	2.0%		1.8%	1.4%	1.4%
Ratio of Expenses to Average Net Assets	1.8%	2.0%		1.8%	1.4%	1.4%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.4)%	(1.5)%		(1.2)%	(0.7)%	(1.0)%
Portfolio Turnover Rate(c)	261.2%	376.8%		629.8%	473.7%	178.1%

(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(c)	Calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See Notes to Financial Statements.

49

FINANCIAL HIGHLIGHTS (continued)

STRONG ENTERPRISE FUND — INSTITUTIONAL CLASS

	Period Ended Dec. 31, 2003(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$18.34
Income From Investment Operations:
Net Investment Income (Loss)	(0.06)
Net Realized and Unrealized Gains (Losses) on Investments	3.59

Total from Investment Operations	3.53
Less Distributions:
From Net Investment Income	—

Total Distributions	—

Net Asset Value, End of Period	$21.87

Ratios and Supplemental Data
Total Return	+19.3%
Net Assets, End of Period (In Millions)	$2
Ratio of Expenses to Average Net Assets before Expense Offsets	1.2	%*
Ratio of Expenses to Average Net Assets	1.0	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.7	)%*
Portfolio Turnover Rate(c)	261.2%

STRONG ENTERPRISE FUND — ADVISOR CLASS

	Year Ended
	Dec. 31, 2003	Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(d)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$15.86	$22.04		$28.31	$51.32
Income From Investment Operations:
Net Investment Income (Loss)	(0.23)	(0.24	)(e)	(0.21)	(0.03)
Net Realized and Unrealized Gains (Losses) on Investments	6.16	(5.94)		(6.06)	(22.43)

Total from Investment Operations	5.93	(6.18)		(6.27)	(22.46)
Less Distributions:
From Net Realized Gains	—	—		—	(0.55)

Total Distributions	—	—		—	(0.55)

Net Asset Value, End of Period	$21.79	$15.86		$22.04	$28.31

Ratios and Supplemental Data
Total Return	+37.4%	–28.0%		–22.2%	–43.7%
Net Assets, End of Period (In Millions)	$2	$1		$1	$0 (f)
Ratio of Expenses to Average Net Assets before Expense Offsets	1.5%	1.8%		2.1%	2.0%*
Ratio of Expenses to Average Net Assets	1.5%	1.8%		2.1%	1.9%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.1)%	(1.3)%		(1.6)%	(1.2)%*
Portfolio Turnover Rate(c)	261.2%	376.8%		629.8%	473.7%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from June 30, 2003 (commencement of class) to December 31, 2003.
(c)	Calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	For the period from February 24, 2000 (commencement of class) to December 31, 2000.
(e)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(f)	Amount is less than $500,000.

See Notes to Financial Statements.

50

FINANCIAL HIGHLIGHTS (continued)

STRONG ENTERPRISE FUND — CLASS K

	Year Ended
	Dec. 31, 2003	Dec. 31, 2002(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$15.94	$16.32
Income From Investment Operations:
Net Investment Income (Loss)	(0.10)	(0.04	)(c)
Net Realized and Unrealized Gains (Losses) on Investments	6.14	(0.34)

Total from Investment Operations	6.04	(0.38)
Less Distributions:
From Net Investment Income	—	—

Total Distributions	—	—

Net Asset Value, End of Period	$21.98	$15.94

Ratios and Supplemental Data
Total Return	+37.9%	–2.3%
Net Assets, End of Period (In Millions)	$34	$4
Ratio of Expenses to Average Net Assets before Expense Offsets	1.3%	1.3	%*
Ratio of Expenses to Average Net Assets	1.2%	1.1	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.8)%	(0.6	)%*
Portfolio Turnover Rate(d)	261.2%	376.8%

STRONG GROWTH 20 FUND — INVESTOR CLASS

	Year Ended
	Dec. 31, 2003		Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.19		$14.74	$25.13	$30.63	$15.44
Income From Investment Operations:
Net Investment Income (Loss)	(0.17	)(c)	(0.21)	(0.15)	(0.10)	(0.08)
Net Realized and Unrealized Gains (Losses) on Investments	2.94		(4.34)	(10.24)	(3.05)	16.60

Total from Investment Operations	2.77		(4.55)	(10.39)	(3.15)	16.52
Less Distributions:
From Net Realized Gains	—		—	—	(2.35)	(1.33)

Total Distributions	—		—	—	(2.35)	(1.33)

Net Asset Value, End of Period	$12.96		$10.19	$14.74	$25.13	$30.63

Ratios and Supplemental Data
Total Return	+27.2%		–30.9%	–41.4%	–10.3%	+109.5%
Net Assets, End of Period (In Millions)	$253		$184	$361	$766	$466
Ratio of Expenses to Average Net Assets before Expense Offsets	1.8%		1.9%	1.5%	1.3%	1.4%
Ratio of Expenses to Average Net Assets	1.7%		1.9%	1.5%	1.3%	1.4%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.5)%		(1.5)%	(0.8)%	(0.4)%	(0.6)%
Portfolio Turnover Rate(d)	318.1%		460.8%	658.7%	521.0%	432.3%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from August 30, 2002 (commencement of class) to December 31, 2002.
(c)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(d)	Calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See Notes to Financial Statements.

51

FINANCIAL HIGHLIGHTS (continued)

STRONG GROWTH 20 FUND — ADVISOR CLASS

	Year Ended
	Dec. 31, 2003		Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.19		$14.69	$25.06	$36.61
Income From Investment Operations:
Net Investment Income (Loss)	(0.15	)(d)	(0.15)	(0.12)	(0.02)
Net Realized and Unrealized Gains (Losses) on Investments	2.95		(4.35)	(10.25)	(9.18)

Total from Investment Operations	2.80		(4.50)	(10.37)	(9.20)
Less Distributions:
From Net Realized Gains	—		—	—	(2.35)

Total Distributions	—		—	—	(2.35)

Net Asset Value, End of Period	$12.99		$10.19	$14.69	$25.06

Ratios and Supplemental Data
Total Return	+27.5%		–30.6%	–41.4%	–25.2%
Net Assets, End of Period (In Millions)	$6		$7	$10	$5
Ratio of Expenses to Average Net Assets before Expense Offsets	1.6%		1.6%	1.6%	2.0%*
Ratio of Expenses to Average Net Assets	1.5%		1.6%	1.6%	1.9%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.3)%		(1.2)%	(0.9)%	(1.0)%*
Portfolio Turnover Rate(c)	318.1%		460.8%	658.7%	521.0%

STRONG GROWTH FUND — INVESTOR CLASS

	Year Ended
	Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$13.21		$17.68		$27.05	$35.66	$23.25
Income From Investment Operations:
Net Investment Income (Loss)	(0.16	)(d)	(0.18	)(d)	(0.15)	(0.17)	(0.18)
Net Realized and Unrealized Gains (Losses) on Investments	4.14		(4.29)		(9.15)	(3.21)	17.08
Total from Investment Operations	3.98		(4.47)		(9.30)	(3.38)	16.90
Less Distributions:
From Net Realized Gains	—		—		(0.07)	(5.23)	(4.49)

Total Distributions	—		—		(0.07)	(5.23)	(4.49)

Net Asset Value, End of Period	$17.19		$13.21		$17.68	$27.05	$35.66

Ratios and Supplemental Data
Total Return	+30.1%		–25.3%		–34.4%	–9.2%	+75.1%
Net Assets, End of Period (In Millions)	$1,366		$1,256		$2,022	$3,411	$3,354
Ratio of Expenses to Average Net Assets before Expense Offsets	1.5%		1.6%		1.4%	1.2%	1.2%
Ratio of Expenses to Average Net Assets	1.5%		1.6%		1.4%	1.2%	1.2%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.1)%		(1.2)%		(0.7)%	(0.6)%	(0.8)%
Portfolio Turnover Rate(c)	138.8%		248.5%		399.8%	366.3%	324.0%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from February 24, 2000 (commencement of class) to December 31, 2000.
(c)	Calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.

See Notes to Financial Statements.

52

FINANCIAL HIGHLIGHTS (continued)

STRONG GROWTH FUND — INSTITUTIONAL CLASS

	Year Ended
	Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$13.48		$17.91		$27.17	$43.74
Income From Investment Operations:
Net Investment Income (Loss)	(0.07	)(c)	(0.08	)(c)	(0.02)	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments	4.24		(4.35)		(9.17)	(11.33)

Total from Investment Operations	4.17		(4.43)		(9.19)	(11.34)
Less Distributions:
From Net Realized Gains	—		—		(0.07)	(5.23)

Total Distributions	—		—		(0.07)	(5.23)

Net Asset Value, End of Period	$17.65		$13.48		$17.91	$27.17

Ratios and Supplemental Data
Total Return	+30.9%		–24.7%		–33.8%	–25.7%
Net Assets, End of Period (In Millions)	$311		$195		$73	$18
Ratio of Expenses to Average Net Assets before Expense Offsets	0.9%		0.9%		0.9%	0.8%*
Ratio of Expenses to Average Net Assets	0.9%		0.9%		0.9%	0.8%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.5)%		(0.5)%		(0.3)%	(0.1)%*
Portfolio Turnover Rate(d)	138.8%		248.5%		399.8%	366.3%

STRONG GROWTH FUND — ADVISOR CLASS

	Year Ended
	Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$13.14		$17.58		$26.96	$43.74
Income From Investment Operations:
Net Investment Income (Loss)	(0.16	)(c)	(0.17	)(c)	(0.15)	(0.02)
Net Realized and Unrealized Gains (Losses) on Investments	4.11		(4.27)		(9.16)	(11.53)

Total from Investment Operations	3.95		(4.44)		(9.31)	(11.55)
Less Distributions:
From Net Realized Gains	—		—		(0.07)	(5.23)

Total Distributions	—		—		(0.07)	(5.23)

Net Asset Value, End of Period	$17.09		$13.14		$17.58	$26.96

Ratios and Supplemental Data
Total Return	+30.1%		–25.3%		–34.5%	–26.2%
Net Assets, End of Period (In Millions)	$9		$10		$14	$4
Ratio of Expenses to Average Net Assets before Expense Offsets	1.6%		1.6%		1.6%	2.0%*
Ratio of Expenses to Average Net Assets	1.6%		1.6%		1.6%	1.9%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.1)%		(1.2)%		(1.0)%	(0.9)%*
Portfolio Turnover Rate(d)	138.8%		248.5%		399.8%	366.3%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from February 24, 2000 (commencement of class) to December 31, 2000.
(c)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(d)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

53

FINANCIAL HIGHLIGHTS (continued)

STRONG GROWTH FUND — CLASS C

	Year Ended
	Dec. 31, 2003		Dec. 31, 2002(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$13.21		$13.44
Income From Investment Operations:
Net Investment Income (Loss)	(0.32	)(d)	0.00	(c)(d)
Net Realized and Unrealized Gains (Losses) on Investments	4.14		(0.23)

Total from Investment Operations	3.82		(0.23)
Less Distributions:
From Net Investment Income	—		—

Total Distributions	—		—

Net Asset Value, End of Period	$17.03		$13.21

Ratios and Supplemental Data
Total Return	+28.9%		–1.7%
Net Assets, End of Period (In Millions)	$1		$0	(e)
Ratio of Expenses to Average Net Assets before Expense Offsets	4.3%		2.3	%*
Ratio of Expenses to Average Net Assets	2.5%		2.3	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.0)%		0.0	%(c)
Portfolio Turnover Rate(f)	138.8%		248.5%

STRONG GROWTH FUND — CLASS K

	Year Ended
	Dec. 31, 2003		Dec. 31, 2002(g)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$13.29		$13.53
Income From Investment Operations:
Net Investment Income (Loss)	(0.08	)(d)	(0.01	)(d)
Net Realized and Unrealized Gains (Losses) on Investments	4.17		(0.23)

Total from Investment Operations	4.09		(0.24)
Less Distributions:
From Net Investment Income	—		—

Total Distributions	—		—

Net Asset Value, End of Period	$17.38		$13.29

Ratios and Supplemental Data
Total Return	+30.8%		–1.8%
Net Assets, End of Period (In Millions)	$56		$13
Ratio of Expenses to Average Net Assets before Expense Offsets	1.2%		1.3	%*
Ratio of Expenses to Average Net Assets	1.0%		1.0	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.5)%		(0.7	)%*
Portfolio Turnover Rate(f)	138.8%		248.5%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from December 26, 2002 (commencement of class) to December 31, 2002.
(c)	Amount calculated is less than $0.005 or 0.05%.
(d)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(e)	Amount is less than $500,000.
(f)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g)	For the period from August 30, 2002 (commencement of class) to December 31, 2002.

See Notes to Financial Statements.

54

FINANCIAL HIGHLIGHTS (continued)

STRONG LARGE COMPANY GROWTH FUND — INVESTOR CLASS

	Year Ended
	Dec. 31, 2003	Dec. 31, 2002(b)		Sept. 30, 2002(e)	Sept. 30, 2001	Sept. 30, 2000	Sept. 30, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.66	$10.25		$12.17	$19.15	$13.12	$9.80
Income From Investment Operations:
Net Investment Income	(0.04)	0.00	(c)	0.31	0.32	0.29	0.18
Net Realized and Unrealized Gains (Losses) on Investments	2.75 (f)	0.45		(1.93)	(5.09)	6.26	3.33

Total from Investment Operations	2.71	0.45		(1.62)	(4.77)	6.55	3.51
Less Distributions:
From Net Investment Income	(0.01)	(0.04)		(0.27)	(0.32)	(0.27)	(0.19)
From Net Realized Gains	—	—		(0.03)	(1.89)	(0.25)	—

Total Distributions	(0.01)	(0.04)		(0.30)	(2.21)	(0.52)	(0.19)

Net Asset Value, End of Period	$13.36	$10.66		$10.25	$12.17	$19.15	$13.12

Ratios and Supplemental Data
Total Return	+25.4%	+4.4%		–13.7%	–26.2%	+50.7%	+36.0%
Net Assets, End of Period (In Millions)	$71	$21		$18	$33	$37	$9
Ratio of Expenses to Average Net Assets before Expense Offsets	1.8%	1.9	%*	1.7%	1.6%	1.6%	3.1%
Ratio of Expenses to Average Net Assets	1.5%	1.3	%*	1.5%	1.5%	1.5%	1.5%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.5)%	0.2	%*	2.3%	2.2%	1.8%	1.5%
Portfolio Turnover Rate(d)	229.0%	71.8%		311.3%	285.3%	180.8%	120.2%

STRONG LARGE COMPANY GROWTH FUND — CLASS K

	Period Ended
	Dec. 31, 2003(g)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$11.96
Income From Investment Operations:
Net Investment Income	(0.00	)(c)
Net Realized and Unrealized Gains (Losses) on Investments	1.44	(h)

Total from Investment Operations	1.44
Less Distributions:
From Net Investment Income	—

Total Distributions	—

Net Asset Value, End of Period	$13.40

Ratios and Supplemental Data
Total Return	+12.0%
Net Assets, End of Period (In Millions)	$1
Ratio of Expenses to Average Net Assets before Expense Offsets	2.1	%*
Ratio of Expenses to Average Net Assets	0.9	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.0	)%*(c)
Portfolio Turnover Rate(d)	229.0%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	In 2002, the Fund changed its fiscal year-end from September to December.
(c)	Amount calculated is less than $0.005 or 0.05%.
(d)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	Effective September 5, 2002, Strong Capital Management, Inc. assumed the investment advisory responsibilities from Rockhaven Asset Management, LLC.
(f)	Includes $0.01 in redemption fees (Note 2Q).
(g)	For the period from June 30, 2003 (commencement of class) to December 31, 2003.
(h)	Includes $0.02 in redemption fees (Note 2Q).

See Notes to Financial Statements.

55

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

1.	Organization

The accompanying financial statements represent the following Strong Growth Funds (the “Funds”), each with its own investment objectives and policies:

•	Strong Blue Chip Fund(1) (a series fund of Strong Conservative Equity Funds, Inc.)

•	Strong Discovery Fund(1) (a series fund of Strong Discovery Fund, Inc.)

•	Strong Endeavor Fund(1) (a series fund of Strong Opportunity Fund, Inc.)

•	Strong Large Cap Growth Fund(1) (a series fund of Strong Large Cap Growth Fund, Inc.)

•	Strong U.S. Emerging Growth Fund(1) (a series fund of Strong Equity Funds, Inc.)

•	Strong Enterprise Fund(1) (a series fund of Strong Equity Funds, Inc.)

•	Strong Growth 20 Fund(2) (a series fund of Strong Equity Funds, Inc.)

•	Strong Growth Fund(1) (a series fund of Strong Equity Funds, Inc.)

•	Strong Large Company Growth Fund(1) (a series fund of Strong Equity Funds, Inc.)

(1) Diversified Fund.

(2) Non-diversified Fund.

Each Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”).

Strong Blue Chip Fund, Strong Discovery Fund, Strong Endeavor Fund, Strong Large Cap Growth Fund and Strong U.S. Emerging Growth Fund offer Investor Class shares. Strong Enterprise Fund offers Investor Class, Institutional Class, Advisor Class and Class K shares. Strong Growth 20 Fund offers Investor Class and Advisor Class shares. Strong Growth Fund offers Investor Class, Institutional Class, Advisor Class, Class C and Class K shares. Strong Large Company Growth Fund offers Investor Class and Class K shares. All classes of shares differ principally in their respective administration, transfer agent and distribution expenses and sales charges, if any. All classes of shares have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

Investor Class shares are available to the general public, Institutional Class shares are available to investors that meet certain higher initial investment minimums, Advisor Class shares and Class C shares are available only through financial professionals and Class K shares are primarily available through retirement plans.

Effective June 30, 2003 (public launch July 1, 2003), Strong Enterprise Fund issued an additional class of shares: Institutional Class shares.

Effective June 30, 2003 (public launch July 1, 2003), Strong Large Company Growth Fund issued an additional class of shares: Class K shares.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

(A)	Security Valuation — Securities of the Funds traded on a national securities exchange are valued each business day at the last sales price. Securities traded on the NASDAQ Stock Market are valued each business day using the NASDAQ Official Closing Price (“NOCP”). Exchange-traded securities for which there were no transactions and NASDAQ-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Securities for which market quotations are not readily available are fair valued as determined in good faith under the general supervision of the Board of Directors. Some of the Fund’s portfolio securities may be listed on foreign exchanges that close before the U.S. markets and that trade on days when the U.S. markets are closed. As a result, management, under the supervision of the Strong Funds’ Board of Directors, will consider significant events affecting foreign securities and the movements of the domestic markets that occur after the close of the foreign markets and before the time a Fund’s net asset value (“NAV”) is calculated in valuing such foreign securities. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

The Funds may own certain securities that are restricted as to resale. Restricted securities include Section 4(2) commercial paper, securities issued in a private placement, or securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Restricted securities may be determined to be liquid or illiquid. Securities are deemed illiquid based upon guidelines established by the Funds’ Board of Directors. Illiquid securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions and the issuer’s financial performance. The Funds held no restricted and illiquid securities at December 31, 2003.

56

(B)	Federal Income and Excise Taxes and Distributions to Shareholders — The Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

Undistributed income or net realized gains for financial statement purposes may differ from what is determined for federal income tax purposes due to differences in the timing, recognition and characterization of income, and expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

Strong Discovery Fund, Strong Endeavor Fund, Strong Large Cap Growth Fund, Strong U.S. Emerging Growth Fund, Strong Enterprise Fund, Strong Growth 20 Fund, Strong Growth Fund and Strong Large Company Growth Fund generally pay dividends from net investment income and distribute net realized capital gains, if any, at least annually. Strong Blue Chip Fund generally pays dividends from net investment income quarterly and distributes net realized capital gains, if any, at least annually.

(C)	Realized Gains and Losses on Investment Transactions — Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

(D)	Certain Investment Risks — The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds’ investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities’ prices, foreign currencies or interest rates. The use of these instruments involves certain risks, including the possibility that the value of the underlying assets or indices fluctuate, the derivative becomes illiquid, imperfect correlation exists between the value of the derivative and the underlying assets or indices, or that the counterparty fails to perform its obligations when due.

Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency rate fluctuations, political and economic instability, different financial reporting standards and taxes, less liquidity, less strict regulation of securities markets and smaller markets with lower trading volume.

(E)	Futures — Upon entering into a futures contract, the Funds deposit in a segregated account with their custodian, in the name of the broker, cash and/or other liquid investments equal to the minimum “initial margin” requirements of the exchange. Each Fund designates liquid securities as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin” and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(F)	Options — The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted daily to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, the Funds realize a gain or loss and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the written option, although any potential loss during the period would be reduced by the amount of the option premium received by the Funds. Each Fund designates liquid securities as collateral on open written options contracts.

(G)	Foreign Currency Conversion — Securities and other assets and liabilities initially expressed in foreign currencies are converted daily into U.S. dollars based upon current exchange rates. Purchases and sales of foreign securities and foreign income are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

(H)	Forward Foreign Currency Exchange Contracts — Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(I)	Short Positions — The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability.

57

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2003

The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Changes between the amount of the liability and the current market value of the short positions are recorded as unrealized gains or losses. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. If the Funds sell securities short while also holding the long position in the security, they may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If the Funds sell securities short when not holding the long position in the security, they will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced.

(J)	Repurchase Agreements — The Funds may enter into repurchase agreements with institutions that the Funds’ investment advisor, Strong Capital Management, Inc. (“Strong” or the “Advisor”), has determined are creditworthy. Each repurchase transaction is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by cash and/or securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account under the control of the Funds’ custodial bank in a manner sufficient to enable the Funds to liquidate those securities in the event of a default of the counterparty. On a daily basis, the Funds’ custodial bank monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

(K)	Securities Lending — The Funds have entered into a Securities Lending Agreement (the “Agreement”) with Deutsche Bank, which was subsequently acquired by State Street Bank and Trust Company. Under the terms of the Agreement, the Funds may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash and cash equivalents equal to at least 102% of the market value of the aggregate loaned securities, plus accrued interest, and the collateral is marked-to-market daily. Cash collateral received is invested in repurchase agreements, investment funds, government obligations and/or bank obligations.

At December 31, 2003, Strong Discovery Fund, Strong Large Cap Growth Fund, Strong Enterprise Fund and Strong Growth Fund had securities with a market value of $9,385,417, $2,875,220, $11,711,132 and $21,103,774, respectively, on loan and had received $9,613,785, $2,938,091, $12,001,350 and $21,624,999, respectively, in collateral (both are included within Investments in the Statements of Assets and Liabilities). Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Interest Income in the Statements of Operations. For the year ended December 31, 2003, the securities lending income totaled $20,642, $17,267, $35,363 and $40,560 for Strong Discovery Fund, Strong Large Cap Growth Fund, Strong Enterprise Fund and Strong Growth Fund, respectively.

The three primary risks associated with securities lending are: a borrower defaulting on its obligation to return the securities loaned resulting in a shortfall on the posted collateral; a principal loss arising from the lending agent’s investment of cash collateral; and the inability of the lending Fund to recall a security in time to exercise valuable voting rights or sell the security. In each case, the lending agent has indemnified the Funds for these types of losses.

(L)	Directed Brokerage — The Funds direct certain portfolio trades to brokers who, in turn, pay a portion of the Funds’ expenses not attributable to the Advisor or its affiliates. Such amounts are included in Expense Offsets reported in the Funds’ Statements of Operations and in Note 4.

(M)	Earnings Credit Arrangements — Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian’s fees incurred by certain Funds and are included in Expense Offsets reported in the Funds’ Statements of Operations and in Note 4.

(N)	Expenses — The Funds and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

(O)	Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

(P)	Other — Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative shares outstanding.

(Q)	Redemption Fees — Investor Class shares of Strong Large Company Growth Fund held for less than one year are subject to a redemption fee of 1.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the Fund. The amount collected for the year is included in Capital Stock reported in the Statements of Assets and Liabilities and in Note 8.

58

3.	Related Party Transactions

The Advisor provides investment advisory and related services to the Funds. Strong Investor Services, Inc. (the “Administrator”), an affiliate of the Advisor, provides administrative, transfer agent and related services to the Funds. Certain officers and, until December 2, 2003, certain directors of the Funds are or were affiliated with the Advisor and the Administrator. Investment advisory and administration fees, which are established by terms of the advisory and administration agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

			Administrative Fees
	Advisory Fees		Investor Class	Institutional Class	Advisor Class	Class C	Class K
Strong Blue Chip Fund	0.50%		0.30%	*	*	*	*
Strong Discovery Fund	0.75%		0.25%	*	*	*	*
Strong Endeavor Fund	0.75	%(1)	0.30%	*	*	*	*
Strong Large Cap Growth Fund	0.60	%(2)	0.30%	*	*	*	*
Strong U.S. Emerging Growth Fund	0.75	%(1)	0.30%	*	*	*	*
Strong Enterprise Fund	0.75	%(1)	0.30%	0.02%	0.30%	*	0.25%
Strong Growth 20 Fund	0.75	%(1)	0.30%	*	0.30%	*	*
Strong Growth Fund	0.75	%(1)	0.30%	0.02%	0.30%	0.30%	0.25%
Strong Large Company Growth Fund	0.75	%(1)	0.30%	*	*	*	0.25%

*	Does not offer share class.
(1)	The Investment Advisory fees are 0.75% for assets under $4 billion, 0.725% for the next $2 billion assets, and 0.70% for assets $6 billion and above.
(2)	The Investment Advisory fees are 0.60% for first $35 million assets and 0.55% for assets over $35 million.

The Funds’ Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. The Advisor and/or Administrator has contractually agreed to waive its fees and/or absorb expenses for the Investor Class shares of the Strong Large Company Growth Fund to keep Total Annual Operating Expenses at no more than 1.50%. This agreement may only be terminated by the Board of Directors of the Funds. The Advisor and/or Administrator has contractually agreed to waive and/or absorb expenses until May 1, 2004, to keep Total Annual Operating Expenses of the Investor Class of Strong Endeavor Fund and Strong Enterprise Fund at no more than 2.00%, Class K of Strong Enterprise Fund at no more than 1.20% and Class K of Strong Growth Fund and Strong Large Company Growth Fund at no more than 0.99%.

Transfer agent and related service fees for the Investor Class shares are paid at a rate of $27.00 for each open shareholder account and $4.20 for each closed shareholder account. Transfer agent and related service fees for the Institutional Class, Advisor Class, Class C and Class K shares are paid at an annual rate of 0.015%, 0.20%, 0.20% and 0.20%, respectively, of the average daily net assets of each respective class. Transfer agent fees are recorded in Shareholder Servicing Costs in the Funds’ Statements of Operations. The Administrator also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Class’ level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Funds by the Administrator, if any, are included in Other Expenses in the Funds’ Statements of Operations. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the transfer agent expenses incurred by the Funds and are included in Expense Offsets in the Funds’ Statements of Operations and in Note 4. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

Next Century Growth Investors, LLC (“Next Century Growth”), an affiliate of the Advisor, manages the investments of Strong U.S. Emerging Growth Fund under a subadvisory agreement with the Advisor. Next Century Growth is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services.

Strong Endeavor Fund, Strong Large Company Growth Fund, Strong Enterprise Fund, Strong Growth 20 Fund and Strong Growth Fund have adopted a Rule 12b-1 distribution and service plan under the 1940 Act on behalf of the Investor Class shares of Strong Endeavor Fund and Strong Large Company Growth Fund, the Advisor Class shares of Strong Enterprise Fund, Strong Growth 20 Fund and Strong Growth Fund and the Class C shares of Strong Growth Fund. Under the plan, Strong Investments, Inc. (the “Distributor,” and an affiliate of the Advisor) is paid an annual rate of 0.25% of the average daily net assets of the Investor Class shares and the Advisor Class shares and 1.00% for Class C shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Class’ shares. See Note 4.

Strong Growth Fund’s Class C shares have a 1.00% contingent deferred sales charge if shares are sold within one year of their original purchase date. For the year ended December 31, 2003, the Distributor received no aggregate contingent deferred sales charges from the redemption of Class C shares for Strong Growth Fund. Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds. Sales charges may be waived in limited circumstances.

The Funds may invest cash in money market funds managed by the Advisor, subject to certain limitations.

59

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2003

Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the year ended December 31, 2003, is as follows:

	Payable to/ (Receivable from) Advisor or Administrator at Dec. 31, 2003	Shareholder Servicing and Other Related Expenses Paid to Administrator	Transfer Agency Banking Charges/(Credits)	Unaffiliated Directors’ Fees
Strong Blue Chip Fund	$102,931	$1,305,244	$12,811	$5,503
Strong Discovery Fund	45,733	510,815	3,476	3,320
Strong Endeavor Fund	2,602	25,661	59	823
Strong Large Cap Growth Fund	185,682	2,074,020	27,895	16,363
Strong U.S. Emerging Growth Fund	38,383	453,338	2,054	1,939
Strong Enterprise Fund	115,183	1,724,100	22,580	6,532
Strong Growth 20 Fund	124,379	1,484,673	11,768	5,924
Strong Growth Fund	465,893	5,557,652	63,668	38,950
Strong Large Company Growth Fund	11,468	102,888	3,555	1,099

4.	Expenses and Expense Offsets

For the year ended December 31, 2003, the class specific expenses are as follows:

	Administrative Fees	Shareholder Servicing Costs	Reports to Shareholders	12b-1 Fees	Other
Strong Enterprise Fund
Investor Class	$714,844	$1,674,191	$317,891	$—	$26,238
Institutional Class*	154	113	2,604	—	6
Advisor Class	4,752	3,219	(616)	3,960	45
Class K	49,407	39,558	5,209	—	3,311
Strong Growth 20 Fund
Investor Class	777,538	1,467,358	240,871	—	14,931
Advisor Class	19,829	13,249	139	16,524	904
Strong Growth Fund
Investor Class	4,106,875	5,397,664	842,641	—	46,049
Institutional Class	53,110	40,351	233,566	—	27,208
Advisor Class	31,471	21,069	2,439	26,226	449
Class C	966	653	6,539	3,227	37
Class K	108,553	86,729	1,059	—	1,111
Strong Large Company Growth Fund
Investor Class	131,466	101,373	28,191	109,555	4,546
Class K*	576	462	1,777	—	61

*	For the period from June 30, 2003 to December 31, 2003.

60

For the year ended December 31, 2003, the expense offsets are as follows:

	Expense Waivers and Absorptions	Transfer Agency Banking Credits	Directed Brokerage Credits	Earnings Credits
Strong Blue Chip Fund	$(39,114)	$—	$(87,365)	$(201)
Strong Discovery Fund	(9,290)	—	(51,624)	(510)
Strong Endeavor Fund	(37,609)	—	(5,792)	(4)
Strong Large Cap Growth Fund	(36,179)	—	(105,957)	(4,133)
Strong U.S. Emerging Growth Fund	(43,280)	—	(22,947)	(720)
Strong Enterprise Fund
Investor Class	(295,225)	—	—	—
Institutional Class*	(1,368)	—	—	—
Advisor Class	(1)	(7)	—	—
Class K	(21,174)	—	—	—
Fund Level	(15,411)	—	(65,118)	(1,017)
Strong Growth 20 Fund
Investor Class	(52,122)	—	—	—
Advisor Class	(4)	—	—	—
Fund Level	(14,615)	—	(56,518)	(1,150)
Strong Growth Fund
Investor Class	(3,132)	—	—	—
Institutional Class	(2)	—	—	—
Advisor Class	(5)	—	—	—
Class C	(5,912)	—	—	—
Class K	(107,579)	—	—	—
Fund Level	(96,943)	—	(189,496)	(3,192)
Strong Large Company Growth Fund
Investor Class	(71,361)	—	—	—
Class K*	(2,671)	—	—	—
Fund Level	(45,800)	—	(9,007)	(393)

*	For the period from June 30, 2003 to December 31, 2003.

5.	Line of Credit

The Strong Funds have established a line of credit agreement (“LOC”) with certain financial institutions, which expires October 8, 2004, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund’s total assets or any explicit borrowing limits in the Fund’s registration statement. The principal amount of each borrowing under the LOC is due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds based on their net asset values. Strong Blue Chip Fund, Strong Large Cap Growth Fund and Strong Growth Fund had no borrowings under the LOC during the year. Strong Discovery Fund, Strong U.S. Emerging Growth Fund, Strong Enterprise Fund and Strong Growth 20 Fund had minimal borrowings during the year. The average daily balance, maximum amount outstanding and interest expense for Strong Endeavor Fund was $16,986, $700,000 and $285, respectively and for Strong Large Company Growth Fund was $74,247, $3,800,000 and $1,126, respectively, for the year ended December 31, 2003. At December 31, 2003, there were no outstanding borrowings by the Funds under the LOC.

61

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2003

6.	Investment Transactions

The aggregate purchases and sales of long-term securities during the year ended December 31, 2003, are as follows:

	Purchases	Sales
Strong Blue Chip Fund	$456,381,623	$506,711,045
Strong Discovery Fund	431,220,994	433,790,628
Strong Endeavor Fund	10,578,840	11,070,230
Strong Large Cap Growth Fund	1,556,179,164	1,619,608,420
Strong U.S. Emerging Growth Fund	88,839,991	80,163,984
Strong Enterprise Fund	658,049,752	686,883,665
Strong Growth 20 Fund	816,294,816	797,500,215
Strong Growth Fund	2,295,434,150	2,466,914,312
Strong Large Company Growth Fund	140,141,944	99,657,651

There were no purchases or sales of long-term U.S. government securities during the year ended December 31, 2003.

7.	Income Tax Information

The following information for the Funds is presented on an income tax basis as of December 31, 2003:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) on Investments	Distributable Ordinary Income	Distributable Long-Term Capital Gains
Strong Blue Chip Fund	$138,690,180	$37,706,390	$—	$37,706,390	$—	$—
Strong Discovery Fund	149,219,498	28,191,051	(2,203,268)	25,987,783	2,284,239	—
Strong Endeavor Fund	3,772,813	781,507	(29,950)	751,557	—	—
Strong Large Cap Growth Fund	532,657,830	114,598,614	(1,683,403)	112,915,211	—	—
Strong U.S. Emerging Growth Fund	66,314,045	34,426,884	(581,307)	33,845,577	—	—
Strong Enterprise Fund	250,287,726	46,821,324	(3,667,528)	43,153,796	—	—
Strong Growth 20 Fund	212,017,214	49,163,981	(3,017,045)	46,146,936	—	—
Strong Growth Fund	1,372,713,189	404,868,726	(6,454,338)	398,414,388	—	—
Strong Large Company Growth Fund	65,843,773	6,808,566	(119,067)	6,689,499	—	—

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

The tax components of dividends paid during the years ended December 31, 2003 and 2002 and capital loss carryovers (expiring in varying amounts through 2011) as of December 31, 2003, and tax basis post-October losses as of December 31, 2003, which are not recognized for tax purposes until the first day of the following fiscal year, are:

	2003 Income Tax Information				2002 Income Tax Information
	Ordinary Income Distributions	Long-Term Capital Gains Distributions	Net Capital Loss Carryovers	Post-October Losses	Ordinary Income Distributions		Long-Term Capital Gains Distributions
Strong Blue Chip Fund	$—	$—	$189,843,041	$—	$—		$—
Strong Discovery Fund	1,811,805	—	—	47,859	—		4,117,207
Strong Endeavor Fund	—	—	1,841,060	99	—		—
Strong Large Cap Growth Fund	—	—	523,964,290	5,676,937	—		—
Strong U.S. Emerging Growth Fund	—	—	61,799,533	—	—		—
Strong Enterprise Fund	—	—	327,970,652	398,910	—		—
Strong Growth 20 Fund	—	—	384,570,210	—	—		—
Strong Growth Fund	—	—	912,414,231	—	—		—
Strong Large Company Growth Fund	14,224	—	7,772,161	1,046	77,055	(1)	—	(1)

(1)	For the period from October 1, 2002 through December 31, 2002.

For corporate shareholders in the Funds, the percentages of ordinary dividend income distributed for the year ended December 31, 2003, which is designated as qualifying for the dividends-received deduction, is as follows (unaudited): Strong Blue Chip Fund 0.0%, Strong Discovery Fund 100.0%, Strong Endeavor Fund 0.0%, Strong Large Cap Growth Fund 0.0%, Strong U.S. Emerging Growth Fund 0.0%, Strong Enterprise Fund 0.0%, Strong Growth 20 Fund 0.0%, Strong Growth Fund 0.0% and Strong Large Company Growth Fund 100.0%.

62

For shareholders in the Funds, the percentages of dividend income distributed for the year ended December 31, 2003, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is as follows (unaudited): Strong Blue Chip Fund 0.0%, Strong Discovery Fund 43.0%, Strong Endeavor Fund 0.0%, Strong Large Cap Growth Fund 0.0%, Strong U.S. Emerging Growth Fund 0.0%, Strong Enterprise Fund 0.0%, Strong Growth 20 Fund 0.0%, Strong Growth Fund 0.0% and Strong Large Company Growth Fund 0.0%.

Capital loss carryovers utilized during the year ended December 31, 2003 is as follows: Strong Blue Chip Fund $0, Strong Discovery Fund $10,213,054, Strong Endeavor Fund $441,570, Strong Large Cap Growth Fund $5,370,201, Strong U.S. Emerging Growth Fund $5,163,587, Strong Enterprise Fund $31,830,620, Strong Growth 20 Fund $15,813,626, Strong Growth Fund $114,554,778 and Strong Large Company Growth Fund $1,988,353.

8.	Capital Share Transactions

	Strong Blue Chip Fund		Strong Discovery Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Capital Share Transactions of Each of the Funds Were as Follows:
Proceeds from Shares Sold	$38,554,582	$58,579,917	$72,860,267	$106,826,156
Proceeds from Reinvestment of Distributions	—	—	1,765,655	4,008,647
Payment for Shares Redeemed	(111,846,495)	(101,599,557)	(88,420,497)	(112,742,042)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(73,291,913)	$(43,019,640)	$(13,794,575)	$(1,907,239)

Transactions in Shares of Each of the Funds Were as Follows:
Sold	4,237,712	5,467,305	4,453,708	6,929,360
Issued in Reinvestment of Distributions	—	—	93,470	235,942
Redeemed	(11,971,115)	(9,308,147)	(5,340,622)	(7,318,812)

Net Increase (Decrease) in Shares	(7,733,403)	(3,840,842)	(793,444)	(153,510)

	Strong Endeavor Fund		Strong Large Cap Growth Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Capital Share Transactions of Each of the Funds Were as Follows:
Proceeds from Shares Sold	$2,761,167	$2,639,463	$119,300,083	$92,753,828
Proceeds from Reinvestment of Distributions	—	—	—	—
Payment for Shares Redeemed	(3,208,236)	(3,433,944)	(215,208,135)	(206,294,132)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(447,069)	$(794,481)	$(95,908,052)	$(113,540,304)

Transactions in Shares of Each of the Funds Were as Follows:
Sold	352,819	297,527	6,748,415	5,153,796
Issued in Reinvestment of Distributions	—	—	—	—
Redeemed	(392,692)	(400,627)	(11,659,100)	(10,941,355)

Net Increase (Decrease) in Shares of the Fund	(39,873)	(103,100)	(4,910,685)	(5,787,559)

63

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2003

	Strong U.S. Emerging Growth Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Capital Share Transactions of the Fund Were as Follows:
Proceeds from Shares Sold	$80,614,500	$120,177,180
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(70,723,291)	(116,020,955)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$9,891,209	$4,156,225

Transactions in Shares of the Fund Were as Follows:
Sold	6,579,270	9,702,326
Issued in Reinvestment of Distributions	—	—
Redeemed	(5,686,579)	(9,562,612)

Net Increase (Decrease) in Shares of the Fund	892,691	139,714

	Strong Enterprise Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
	(Note 1)
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$57,913,922	$101,776,889
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(108,083,036)	(148,882,956)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(50,169,114)	(47,106,067)

INSTITUTIONAL CLASS
Proceeds from Shares Sold	2,440,911	—
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(571,699)	—

Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,869,212	—

ADVISOR CLASS
Proceeds from Shares Sold	794,357	849,133
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(860,789)	(481,554)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(66,432)	367,579

CLASS K CLASS
Proceeds from Shares Sold	27,685,600	4,310,980
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(3,466,148)	(371,572)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	24,219,452	3,939,408

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(24,146,882)	$(42,799,080)

64

	Strong Enterprise Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
	(Note 1)
Transactions in Shares of Each Class of the Fund Were as Follows:

INVESTOR CLASS
Sold	3,153,308	5,339,599
Issued in Reinvestment of Distributions	—	—
Redeemed	(5,809,732)	(8,049,574)

Net Increase (Decrease) in Shares	(2,656,424)	(2,709,975)

INSTITUTIONAL CLASS
Sold	124,525	—
Issued in Reinvestment of Distributions	—	—
Redeemed	(27,868)	—

Net Increase (Decrease) in Shares	96,657	—

ADVISOR CLASS
Sold	41,765	44,794
Issued in Reinvestment of Distributions	—	—
Redeemed	(42,658)	(26,641)

Net Increase (Decrease) in Shares	(893)	18,153

CLASS K
Sold	1,484,422	270,110
Issued in Reinvestment of Distributions	—	—
Redeemed	(174,720)	(23,597)

Net Increase (Decrease) in Shares	1,309,702	246,513

65

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2003

	Strong Growth 20 Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$215,730,444	$37,975,224
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(208,651,373)	(119,329,093)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	7,079,071	(81,353,869)

ADVISOR CLASS
Proceeds from Shares Sold	1,330,952	2,702,059
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(3,819,394)	(3,312,180)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(2,488,442)	(610,121)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$4,590,629	$(81,963,990)

Transactions in Shares of Each Class of the Fund Were as Follows:

INVESTOR CLASS
Sold	20,382,621	3,076,476
Issued in Reinvestment of Distributions	—	—
Redeemed	(18,867,469)	(9,577,471)

Net Increase (Decrease) in Shares	1,515,152	(6,500,995)

ADVISOR CLASS
Sold	116,482	218,805
Issued in Reinvestment of Distributions	—	—
Redeemed	(323,340)	(279,312)

Net Increase (Decrease) in Shares	(206,858)	(60,507)

66

	Strong Growth Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$195,543,770	$212,362,800
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(449,810,001)	(501,568,269)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(254,266,231)	(289,205,469)

INSTITUTIONAL CLASS
Proceeds from Shares Sold	97,951,922	176,034,058
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(53,916,690)	(15,602,302)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	44,035,232	160,431,756

ADVISOR CLASS
Proceeds from Shares Sold	4,568,184	4,515,364
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(7,899,492)	(5,576,741)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(3,331,308)	(1,061,377)

CLASS C
Proceeds from Shares Sold	385,777	100,000
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(48,846)	—

Net Increase (Decrease) in Net Assets from Capital Share Transactions	336,931	100,000

CLASS K
Proceeds from Shares Sold	51,582,602	15,492,888
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(19,995,565)	(1,625,166)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	31,587,037	13,867,722

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(181,638,339)	$(115,867,368)

67

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2003

	Strong Growth Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Transactions in Shares of Each Class of the Fund Were as Follows:

INVESTOR CLASS
Sold	13,337,882	13,789,094
Issued in Reinvestment of Distributions	—	—
Redeemed	(28,947,288)	(33,083,023)

Net Increase (Decrease) in Shares	(15,609,406)	(19,293,929)

INSTITUTIONAL CLASS
Sold	6,457,458	11,454,780
Issued in Reinvestment of Distributions	—	—
Redeemed	(3,285,692)	(1,053,015)

Net Increase (Decrease) in Shares	3,171,766	10,401,765

ADVISOR CLASS
Sold	304,356	292,723
Issued in Reinvestment of Distributions	—	—
Redeemed	(503,466)	(362,829)

Net Increase (Decrease) in Shares	(199,110)	(70,106)

CLASS C
Sold	25,570	7,441
Issued in Reinvestment of Distributions	—	—
Redeemed	(2,959)	—

Net Increase (Decrease) in Shares	22,611	7,441

CLASS K
Sold	3,430,845	1,111,771
Issued in Reinvestment of Distributions	—	—
Redeemed	(1,204,449)	(125,340)

Net Increase (Decrease) in Shares	2,226,396	986,431

68

	Strong Large Company Growth Fund
	Year Ended Dec. 31, 2003	Period Ended Dec. 31, 2002	Year Ended Sept. 30, 2002
	(Note 1)
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$71,224,694	$4,988,861	$5,920,297
Proceeds from Reinvestment of Distributions	12,085	66,475	607,929
Proceeds from Redemption Fees	30,740	51	—
Payment for Shares Redeemed	(31,528,112)	(2,734,805)	(17,465,133)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	39,739,407	2,320,582	(10,936,907)

CLASS K
Proceeds from Shares Sold	1,000,551	—	—
Proceeds from Reinvestment of Distributions	—	—	—
Proceeds from Redemption Fees	626	—	—
Payment for Shares Redeemed	(28,718)	—	—

Net Increase (Decrease) in Net Assets from Capital Share Transactions	972,459	—	—

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$40,711,866	$2,320,582	$(10,936,907)

Transactions in Shares of Each Class of the Fund Were as Follows:

INVESTOR CLASS
Sold	5,804,010	470,973	467,109
Issued in Reinvestment of Distributions	1,118	6,242	49,733
Redeemed	(2,514,076)	(248,984)	(1,466,404)

Net Increase (Decrease) in Shares of the Fund	3,291,052	228,231	(949,562)

CLASS K
Sold	78,792	—	—
Issued in Reinvestment of Distributions	—	—	—
Redeemed	(2,190)	—	—

Net Increase (Decrease) in Shares of the Fund	76,602	—	—

9.	Investments in Affiliates

Affiliated issuers, as defined under the 1940 Act, include any Fund of the Strong Funds and any issuer in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of transactions in the securities of these issuers during the year ended December 31, 2003 is as follows:

	Balance of Shares Held Jan. 1, 2003	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held Dec. 31, 2003	Value Dec. 31, 2003	Dividend Income Jan. 1, 2003 - Dec. 31, 2003
Strong Discovery Fund
Strong Heritage Money Fund – Institutional Class	1,000,000	—	(1,000,000)	—	$—	$5,291
Strong Large Cap Growth Fund
Strong Heritage Money Fund – Institutional Class	6,200,000	—	(6,200,000)	—	—	1,113
Strong Growth Fund
Strong Heritage Money Fund – Institutional Class	12,700,000	—	(12,700,000)	—	—	50,219

69

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2003

10.	Special Meeting of Shareholders of Strong Advisor Mid Cap Growth Fund

On August 1, 2003, the Strong Advisor Mid Cap Growth Fund’s and Strong Growth Fund’s Board of Directors approved the reorganization of the Strong Advisor Mid Cap Growth Fund into the Strong Growth Fund, subject to shareholder approval at a meeting scheduled for October 31, 2003, which was adjourned. A new meeting date has not been set. Effective after the close of the market on August 22, 2003, the Strong Advisor Mid Cap Growth Fund was closed to new investors. Effective January 30, 2004, Strong Advisor Mid Cap Growth Fund was reopened to new investors.

11.	Legal Proceedings

The United States Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”), the Wisconsin Attorney General (“WAG”), and the Wisconsin Department of Financial Institutions (“WDFI”) are investigating active trading of the Strong Funds by employees of Strong, including Richard S. Strong, former employee and Chairman of Strong. The Independent Directors of the Strong Funds are also investigating these matters, with the assistance of counsel and an independent consulting firm. Fund expenses related to the investigation are reimbursed by Strong. The Independent Directors intend to obtain appropriate redress if they determine that the Strong Funds were harmed. In addition, Strong has received a subpoena from the West Virginia Attorney General (“WVAG”) requesting documents, if any, related to market timing and late trading practices. Effective November 2, 2003, the Independent Directors accepted Mr. Strong’s resignation as Chairman of the Strong Funds’ Boards. Effective December 2, 2003, Mr. Strong resigned as Director of the Strong Funds’ Boards, as Chairman, Chief Investment Officer and Director of Strong, and as Chairman and Director of Strong Financial Corporation, and its affiliates.

Strong is aware of a complaint filed and simultaneously settled on September 3, 2003 (the “Complaint”), by NYAG on behalf of the State of New York, against Canary Capital Partners, LLC, et al. (collectively, “Canary”), which alleges that Canary engaged in certain improper trading practices characterized as “late-day trading” and “market timing” with various mutual funds. Strong and certain Strong Funds are referenced, although not named as parties in the Complaint, with respect to the market timing allegations. On September 5, 2003, the SEC began an inquiry based on matters related to, and set forth in, the Complaint. On September 24, 2003, the WDFI asked that certain information and documents be provided related to the matters referenced in the Complaint.

Strong is currently cooperating with the NYAG, the SEC, the WAG, the WDFI, and the WVAG with respect to their separate inquiries into these matters. On September 26, 2003, Strong announced its commitment to make appropriate reimbursement if it is determined that the transactions set forth in the Complaint adversely affected investors in the Strong Funds referenced in the Complaint. On October 30, 2003, Mr. Strong announced that he has committed to personally compensate the Strong Funds for any financial losses they may have experienced as a result of his transactions.

As of the date of this Report, Strong is aware of multiple shareholder class and derivative actions (“Actions”) filed since September 4, 2003, with respect to the factual matters referenced in the Complaint naming, among others, Strong, Strong Funds, Strong affiliates, and certain of their officers and directors as defendants. These Actions have been filed in the following federal and state courts: U.S. District Court for the Southern District of New York; U.S. District Court, District of New Jersey; U.S. District Court, Eastern District of Wisconsin, Milwaukee Division; U.S. District Court, Western District of Wisconsin; Superior Court of New Jersey Law Division of Hudson; State of Wisconsin Circuit Court, Milwaukee County; State of Wisconsin Circuit Court, Waukesha County; Supreme Court of the State of New York; Superior Court of the State of California, County of Los Angeles; and U.S. District Court, District of Connecticut. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds’ prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs’ attorneys’ fees and experts’ fees, and/or replacement of the Board of Directors of the Strong Funds. Additional lawsuits may be filed in the same or other venues presenting allegations and demands for relief. Strong expects that any such lawsuits would contain allegations including the matters discussed here and that the demands for relief would not materially differ from those described above. Based on available information, Strong and the Strong Funds do not currently believe that any of the pending Actions or the regulatory inquiries will have a material impact on any of the Strong Funds.

70

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders

of Strong Growth Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Blue Chip Fund, Strong Discovery Fund, Strong Endeavor Fund, Strong Large Cap Growth Fund, Strong U.S. Emerging Growth Fund, Strong Enterprise Fund, Strong Growth 20 Fund, Strong Growth Fund and Strong Large Company Growth Fund (all nine collectively constituting Strong Growth Funds, hereafter referred to as the “Funds”) at December 31, 2003, and the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods indicated, in conformity with the accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin

February 3, 2004

71

DIRECTORS AND OFFICERS

Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 72 mutual funds (“Strong Funds”).

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc., a utility company) since 1990, Metro Goldwyn Mayer, Inc. (an entertainment company), since 1998, Bassett Furniture Industries, Inc., since 1997, Checker’s Drive-In Restaurants, Inc. (formerly Rally’s Hamburgers, Inc.), since 1994, Johnson Controls, Inc. (an industrial company), since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services), since 2001, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network since November 1997, Health Network Ventures, Inc., from 1992 to April 2000, Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 until October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of Independent Directors Committee of the Strong Funds since January 1995.

Mr. Vogt has been Senior Vice President of IDX Systems Corporation (a management consulting firm) since June 2001; President of Vogt Management Consulting, Inc., from July 1990 June 2001; and former Fellow of the American College of Medical Practice Executives.

72

DIRECTORS AND OFFICERS (continued)

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer of the Strong Funds since November 2002.

Ms. Ohm has been Anti-Money Laundering Compliance Officer of Strong Financial Corporation since February 2003; Assistant Executive Vice President of Strong Financial Corporation since November 2003; Executive Vice President of the Advisor since December 2001; Director of Mutual Fund Administration of Strong Investor Services, Inc., since April 2001; and Marketing Services Manager of Strong Investments, Inc., from November 1998 to April 2001.

Christopher O. Petersen (DOB 1-18-70), Vice President and Assistant Secretary of the Strong Funds since May 2003.

Mr. Petersen has been Managing Counsel of Strong Financial Corporation since March 2003; Corporate Counsel at U.S. Bancorp Asset Management, Inc., from May 2001 to March 2003; Corporate Counsel at First American Asset Management, a division of U.S. Bank National Association (“FAAM”), from September 1999 to May 2001; Compliance Officer at FAAM from January 1999 to September 1999; and Associate Attorney at Mauzy Law Firm from September 1997 to December 1998.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

Mr. Smirl has been Senior Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of Strong Financial Corporation from December 2001 to February 2003; Secretary of Strong Financial Corporation since February 2003; Assistant Executive Vice President of the Advisor since December 2001; Chief Legal Officer of the Advisor since February 2003; Secretary of the Advisor since November 2002; Assistant Secretary of the Advisor from December 2001 to November 2002; Senior Counsel of the Advisor from July 2000 to December 2001; General Counsel of Strong Investments, Inc. (“Distributor”), since November 2001; Secretary of the Distributor since July 2000; Vice President and Chief Compliance Officer of the Distributor from July 2000 to December 2003; Lead Counsel of the Distributor from July 2000 to November 2001; Vice President of Strong Investor Services, Inc., since December 2001; Assistant Secretary of Strong Investor Services, Inc., from December 2001 to May 2003; Secretary of Strong Investor Services, Inc., since May 2003; Partner at Keesal, Young & Logan LLP (a law firm) from September 1999 to July 2000; and Associate at Keesal, Young & Logan LLP from September 1992 to September 1999.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of the Advisor since December 2002; Associate Counsel of the Advisor from April 2001 to December 2001; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; and Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Treasurer of Strong Financial Corporation since December 2001; Assistant Secretary of Strong Financial Corporation from December 2001 to January 2003; Treasurer of Strong Service Corporation since April 1999; Treasurer and Assistant Secretary of Strong Investor Services, Inc., since July 2001; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc., since October 1993; Executive Vice President of Strong Investor Services, Inc., since July 2001; Secretary of Strong Investor Services, Inc., from July 2001 to May 2003; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; and Senior Vice President of the Advisor from February 1998 to April 2001.

Except for Messrs. Davis, Kritzik, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis’s address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik’s address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Malicky’s address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt’s address is P.O. Box 7657, Avon, CO 81620.

The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

73

NOTES

74

Directors

Willie D. Davis

Gordon B. Greer

Stanley Kritzik

Neal Malicky

William F. Vogt

Officers

Phillip O. Peterson, President (effective January 2004)

Thomas M. Zoeller, Vice President

Richard W. Smirl, Vice President and Secretary

Christopher O. Petersen, Vice President and Assistant Secretary

Gilbert L. Southwell III, Assistant Secretary

John W. Widmer, Treasurer

Ane K. Ohm, Anti-Money Laundering Compliance Officer

Investment Advisor

Strong Capital Management, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor

Strong Investments, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent

Strong Investor Services, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants

PricewaterhouseCoopers LLP

100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street, Milwaukee, Wisconsin 53202

Strong Investments

P.O. Box 2936    |    Milwaukee, WI 53201

www.Strong.com

To order a free prospectus kit,

call 1-800-368-1030

To learn more about our funds, discuss an

existing account, or conduct a transaction,

call 1-800-368-3863

To receive a free copy of the policies and

procedures the funds use to determine

how to vote proxies relating to portfolio

securities, call 1-800-368-3863, or visit the

Securities and Exchange Commission’s

web site at www.sec.gov

If you are a Financial Professional,

call 1-800-368-1683

Visit our web site at

www.Strong.com

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT40968 02-04

AGRO/WH2150 12-03

Item 1.    Reports to Stockholders

ANNUAL REPORT    |    December 31, 2003

Strong

ADVISOR EQUITY

Funds

Strong Advisor Common Stock Fund

Strong Advisor Mid Cap Growth Fund

Strong Advisor Small Cap Value Fund

Strong Advisor U.S. Value Fund

Strong Advisor Endeavor Large Cap Fund

Strong Advisor Focus Fund

Strong Advisor International Core Fund

Strong Advisor Select Fund

Strong Advisor Technology Fund

Strong Advisor U.S. Small/Mid Cap Growth Fund

Strong Advisor Utilities and Energy Fund

Strong Advisor Large Company Core Fund

ANNUAL REPORT    |    December 31, 2003

Strong

Advisor Equity

Funds

A Few Words From Dick Weiss

Market Update — January 1, 2003, to December 31, 2003

One of the great strengths of Strong Capital Management, Inc. (“Strong”), is the autonomy of its different investment teams. Unlike so many institutions where a single investment philosophy predominates and stock selection is done by committee, Strong is comprised of highly independent investment teams with individual philosophies and practices.

This independence notwithstanding, the investment teams share a common objective — adding value for shareholders.

Despite the turmoil surrounding the mutual fund industry and our firm during the last quarter of 2003, Strong’s investment teams performed admirably. According to Lipper, 74 percent of the Strong Funds beat their respective peer indices since their inception.*

Indeed, 2003 turned out to be a better year than anticipated by the investment world. In October of 2002, the market bottomed, and then began a steady advance upward into 2003. Troubled by the prospect of military conflict with Iraq, the market turned down in January and bottomed again in March. Once the outcome in Iraq

Economic Growth Rebounded in 2003

*	Results are based on total returns. 110 of 149 funds, including separate share classes, outperformed their Lipper Peer Indices since the funds’ inception through 12-31-03. Investment values fluctuate. Results will vary for other time periods. Does not include effect of any loads (as applicable).

(Continued on next page)

became clear, the market anticipated the major business recovery that materialized in the third and fourth quarters, and resumed its forward march. The S&P 500 Index, Dow Jones Industrial Average, and Nasdaq moved up smartly for the remainder of the year.

It was, in effect, a rising tide that lifted many boats. Stocks that had been especially battered by the three-year bear market — either because the market assumed their business models were broken or because they had been pushed to the edge of bankruptcy — enjoyed dramatic recoveries. Once it became clear that the economy had bottomed, many of the most downtrodden stocks rebounded like coiled springs and rose appreciably in the second half of 2003. This is a phenomenon that has typically occurred after tough bear markets and has generally lasted around 6-8 months. I believe we are approaching the end of this phase.

In some instances, I believe going against conventional wisdom in 2004 will spell the difference between average and exceptional performance. For example:

•	Popular opinion has it that manufacturing — a sector which has suffered for roughly 30 years — will continue to falter in 2004. I disagree. It appears that 2004 may shape up to be the first synchronized global economic recovery in years. That, combined with a weak dollar, should make U.S. manufacturing goods increasingly competitive around the world and bolster the sector’s overall results.

•	The energy sector, which significantly underperformed in 2003, looks promising as well. While it participated in the fourth quarter rally, it lagged for the year and was nearing an all-time low, as a percentage of the S&P 500 Index. Energy prices were stronger than most observers expected in 2003. Given the likely increase in demand as the global economy expands, energy prices should remain at the upper end of their normal trading range. This scenario would allow individual energy stocks to play catch-up.

Here at home, the U.S. economy shows unmistakable signs of strengthening. Job growth is gaining momentum. Consumer confidence quite clearly is on the rise. All in all, it’s an encouraging combination.

If you accept the premise that there will be a wider divergence of performance this year, diversification becomes essential. It’s going to be harder to make money in 2004 than it was in 2003. But in a market environment where a rising tide will not lift all issues indiscriminately, diversified mutual funds can be a sound and sensible investment option.

Consumer Confidence Increased in 2003

Thank you for investing with Strong.

Richard T. Weiss

Vice Chairman

Strong Financial Corporation

Strong Advisor Common Stock Fund

Following three consecutive years of declines, the U.S. equity markets staged a strong recovery in 2003. The Strong Advisor Common Stock Fund Class A gained 30.52% for the year (38.50% when excluding the initial sales charge), while the Fund’s broad-based benchmark, the Russell Midcap Index, returned 40.06% for the same period.

Improving economic conditions

This year’s rally was driven by a material improvement in the nation’s economic outlook. Specifically, low interest rates from the Federal Reserve and tax cuts from Washington set the stage for economic recovery. As investors began to anticipate the resurgence of the economy, they regained confidence in investing in various stocks, which helped to drive some of the initial improvements in the market.

By the middle of the year, the continued strengthening of the economy led investors to focus on lower-quality stocks — specifically those with little or no earnings. This hurt the Fund’s relative performance, as we have historically invested in attractively priced companies with higher-quality characteristics and strong, long-term potential. We believe the trend favoring lower-quality, speculative stocks has now reached its conclusion.

Considering private market value

Our analysis of individual companies takes a close look at their competitive strengths, assets, and financial position. We then use that information to gauge a company’s private market value — the price a buyer would be willing to pay for the entire company. Companies that meet our standards and whose stocks are selling at prices lower than their private market value are candidates for inclusion in the Fund.

This process served us relatively well in 2003, as it attracted us to many stocks with strong qualities whose prices had been beaten down to very attractive levels. One example of a stock we identified through our disciplined process is Continental Airlines. Following the terrorist attacks of 9/11, the U.S. airline industry was hit by one of its worst down-turns ever. Many companies were pushed into bankruptcy. We thoroughly evaluated the remaining airlines and added Continental to the portfolio based on its relative strength. It proved to be one of our strongest stocks during the year.

Our analysis of beaten-down segments also helped us add trucking company Ryder Systems and metals company Alcoa to the portfolio during the year. In the technology sector, pessimism about the industry outlook early in the year allowed us to add companies positioned to benefit from improving corporate spending. Among the companies we were able to buy at a discount to private market value was Unisys Corporation. That holding, as well as existing positions in software and semiconductor stocks, performed strongly during the year.

As the economy improved in the second half of the year, most of the market’s performance came from lower-quality companies. This was particularly true in the technology area, where the long bear market had driven many companies to near-bankruptcy level. Given our stock selection criteria, the Fund had an underrepresentation in these stocks compared to the benchmark, which hurt our relative performance for the year. In addition, non-cyclical consumer stocks, such as food and beverage companies, did not fully participate in the market’s rally. Our holdings in this segment also hurt relative performance.

Our overweight position, relative to our benchmark, in energy stocks also hurt the Fund’s performance despite an extremely strong year for commodity prices. While oil prices hovered around $30 per barrel, and natural gas stayed above $5 per cubic foot for most of the year, the performance of energy stocks did not match these high levels. We continue to believe the stocks are attractively valued and that strong underlying fundamentals will in time attract more investors to the sector. Our holdings in the sector remain tilted toward natural gas and energy-service stocks, which we believe are in the best position to benefit from higher commodity prices.

Further improvement in 2004

We believe the market will continue to post positive returns in the coming year, though not at the levels seen in 2003. The economic picture continues to improve, with the employment picture likely stabilizing at year-end. Given both low inventory levels and improving corporate spending, we believe the progress is sustainable. Much of this positive news has already been reflected in stock prices, but in our assessment, stock valuations remain reasonable for this stage of the economic recovery. We therefore anticipate that stocks should continue to appreciate as long as earnings continue to rise.

Thank you for your investment in the Strong Advisor Common Stock Fund.

Richard T. Weiss

Portfolio Co-Manager

Ann M. Miletti

Portfolio Co-Manager

Fund Highlights

Your Fund’s Approach

The Fund invests in common stocks of small- and medium-capitalization companies that the Fund’s managers believe are underpriced yet have attractive growth prospects. The managers base their analysis on a company’s “private market value” — the price an investor would be willing to pay for the entire company given its management, financial health, and growth potential.

Average Annual Total Returns

As of 12-31-03

Class A1
1-year	30.52%
5-year	7.23%
10-year	11.32%
Since Fund Inception (12-29-89)	14.80%

Class A, excluding sales load
1-year	38.50%
5-year	—
10-year	—
Since Fund Inception (12-29-89)	—

Class B1
1-year	32.40%
5-year	7.56%
10-year	11.57%
Since Fund Inception (12-29-89)	14.98%

Class C1
1-year	36.31%
5-year	7.86%
10-year	11.39%
Since Fund Inception (12-29-89)	14.70%

Class Z2
1-year	38.70%
5-year	8.83%
10-year	12.35%
Since Fund Inception (12-29-89)	15.67%

Equity funds are volatile investments and should only be considered for long-term goals.

Growth of an Assumed $10,000 Investment†

From 12-29-89 to 12-31-03

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap® Index and the Lipper Mid-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class Z shares only; performance for other classes will vary due to differences in fee structures.

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

From time to time, the Fund’s advisor and/or administrator has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[1]	Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C. The performance of the Class A, B, and C shares is based on the performance of the Fund’s Class Z shares (formerly Retail Class shares) prior to 11-30-00. The performance of the Class A shares is restated to reflect the load and the different expenses of the Class A shares, as applicable. The performance of the Class B shares is restated to reflect the contingent deferred sales charge, the different expenses of the Class B shares, and the conversion to Class A shares after eight years, as applicable. The performance of the Class C shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable.
[2]	Performance information is for Class Z shares (formerly Retail Class shares). The Strong Advisor Common Stock Fund Class Z shares are closed to new accounts, though the Fund may continue to offer its shares to certain company-sponsored retirement plans, institutional investors meeting specific eligibility requirements, and other limited groups as described in the prospectus. Please consult a prospectus for information about all share classes.

Because smaller companies often have narrower markets and limited financial resources, investments in these stocks present more risk than investments in those of larger, more established companies.

*	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is the average of the 30 largest funds in the Lipper Mid-Cap Core Funds Category. Source of the Russell index data is Standard & Poor’s Micropal. Source of the Lipper index data is Lipper Inc.

Strong Advisor Mid Cap Growth Fund

After withstanding a fierce bear market, equity investors were generally rewarded with strong positive returns in 2003. For the year ended December 31, 2003, the Strong Advisor Mid Cap Growth Fund Class A recorded a solid return of 26.84% (34.56% when excluding the initial sales charge). This figure did, however, lag the broad-based Russell Midcap Index’s return of 40.06% over the same period.

Many factors drove performance

During the year, several factors combined to create a very favorable investing climate. Among these factors were economic stimulus from new tax cuts, reduction of geopolitical uncertainties, and continued low interest rates and inflation. The positive impact was felt in both growth and value stocks and across nearly all sectors of the economy.

The stocks that were the top contributors to the Fund’s performance over the year came from the consumer sector of the market. As the economy strengthened throughout the year, this area experienced above-average growth. Holdings that were weaker for the Fund came primarily from the technology, healthcare, and energy sectors.

Our investment process

Research drives our process of selecting stocks for the Strong Advisor Mid Cap Growth Fund. For a stock to be chosen, it must display — or have solid prospects for displaying — above-average growth trends in revenue, earnings, or both. Identifying stocks that are experiencing this growth is important. But what matters the most in our investment process is seeking to discern growth trends that are sustainable, as opposed to those that are likely to be short-lived.

In order for a company to make the most of its growth opportunities, it must also have a solid management team in place. For that reason, we analyze management’s track record of execution and often take time to get to know a company’s managers before buying its stock. Through our thorough, hands-on research, we also seek to determine whether their business plan is sensible and offers opportunities for future expansion. Finally, before we add a stock to the portfolio, we consider whether it fits in with our overall economic view, as well as one or more of the important investment themes that guide our market outlook. These trends include the aging of the overall population and the changes technological innovation can bring to virtually every part of the economy.

Ultra Petroleum Corporation is a company that met the above criteria and proved to be an excellent holding for the Fund during the year. Ultra is an energy company, engaged in the exploration and production of crude oil and natural gas. We were attracted to Ultra because we recognized it was growing its natural gas production at an industry-leading rate, and more importantly, because its high production growth rate was likely to continue for several more years, driven by the strength of its drilling prospects and management’s solid track record of execution. Finally, an investment in Ultra made sense given the team’s positive overall outlook for crude oil and natural gas prices.

Our decision to sell a stock is generally based on criteria that are essentially the opposite of our buying criteria. We may sell a stock when we see a deterioration in fundamentals that threatens the sustainability of a company’s existing or prospective growth. Conditions that could cause this may include, but are not limited to, changes we see in the economy, a new competitive threat, or a change in management personnel or direction.

Maintaining a positive outlook

Our outlook for the next few months remains positive, as we expect the economy to continue to benefit from continued low interest rates and inflation. This environment should allow for solid growth in corporate profits, which is beneficial to stock prices.

We will continue to seek out the fastest-growing companies we can identify that fit within the framework of our time-tested investment process.

We thank you for your continued investment in the Strong Advisor Mid Cap Growth Fund.

Brandon Nelson

Portfolio Manager

Fund Highlights

Your Fund’s Approach

The Fund invests in stocks of medium-capitalization companies that the Fund’s manager believes have favorable prospects for growth of earnings and capital appreciation. Although the Fund may invest in stocks of any economic sector, at times it may emphasize one or more particular sectors.

Average Annual Total Returns

As of 12-31-03

Class A1
1-year	26.84%
3-year	-18.24%
5-year	-0.92%
Since Fund Inception (12-31-96)	3.07%

Class A, excluding sales load
1-year	34.56%
3-year	—
5-year	—
Since Fund Inception (12-31-96)	—

Class B1
1-year	28.41%
3-year	-19.21%
5-year	-0.76%
Since Fund Inception (12-31-96)	3.38%

Class C1
1-year	32.41%
3-year	-17.21%
5-year	-0.36%
Since Fund Inception (12-31-96)	3.38%

Class Z2
1-year	34.25%
3-year	-16.70%
5-year	0.32%
Since Fund Inception (12-31-96)	4.10%

Equity funds are volatile investments and should only be considered for long-term goals.

Growth of an Assumed $10,000 Investment†

From 12-31-96 to 12-31-03

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap® Index and the Lipper Mid-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class Z shares only; performance for other classes will vary due to differences in fee structures.

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

From time to time, the Fund’s advisor and/or administrator has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[1]	Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C. The performance of the Class A, B, and C shares is based on the performance of the Fund’s Class Z shares (formerly Retail Class shares) prior to 11-30-00. The performance of Class A shares is restated to reflect the load and the different expenses of the Class A shares, as applicable. The performance of the Class B shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class B shares, as applicable. The performance of the Class C shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable.
[2]	Performance information is for Class Z shares (formerly Retail Class shares). The Strong Advisor Mid Cap Growth Fund Class Z shares are closed to new accounts, though the Fund may continue to offer its shares to certain company-sponsored retirement plans, institutional investors meeting specific eligibility requirements, and other limited groups as described in the prospectus. Please consult a prospectus for information about all share classes.
*	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The Lipper Mid-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Mid-Cap Growth Funds Category. Source of the Russell index data is Standard & Poor’s Micropal. Source of the Lipper index data is Lipper Inc.

Strong Advisor Small Cap Value Fund

The Strong Advisor Small Cap Value Fund had a very good year in 2003, both in absolute terms and relative to its broad-based benchmark. The Fund’s Class A shares returned 39.98% or 48.49% when excluding the initial sales charge, placing it just ahead of the broad-based Russell 2000 Index, which returned 47.25%.

A strong year for equities

The past year witnessed a broad and substantial rally for all areas of the equity market. The growth and value styles of investing both performed well. While large-cap stocks, especially those in the technology sector, performed well, small-cap stocks had a very good year. Although the market in 2003 was generally perceived to have been growth-dominated, small-cap stocks in the value style performed exceptionally well.

The Fund’s holdings in stocks from such sectors as materials, industrials, and energy made significant positive contributions to its returns. Also, many of our mining and metals stocks added to the Fund’s returns. These stocks benefited from a favorable supply/demand relationship — that is, demand is good while supply is relatively tight — for silver and gold.

Furthermore, this past year saw a significant weakening of the U.S. dollar, which also aided many of the names in the metals and mining industries. When the dollar loses value relative to foreign currencies, investors tend to favor precious metals, helping to drive the value of these stocks upward. Energy stocks in the portfolio also benefited from a good supply/demand environment. The situation is particularly favorable for companies in the natural gas area.

We kept the Fund’s exposure to technology stocks near to, or slightly lower than, their representation in our benchmark index. Technology stocks performed very strongly over the year, so this positioning could have hurt performance. However, our individual stock selections in this sector were strong and added significant value to the portfolio.

Looking for catalysts

The Fund employs a relative value approach to investing. This means that we look for stocks in all sectors of the marketplace that are attractively priced and have positive fundamental catalysts that could drive their stock price upward in the future. These catalyst qualities can include new products, strong management teams, or favorable dynamics within the company’s industry.

We use a multidimensional, bottom-up stock-selection process. We employ both quantitative analysis (objective number-crunching) and fundamental research (careful, but more subjective study of the company’s specific qualities). For the most part, we use quantitative analysis to narrow down the pool of stocks we consider for the portfolio and then spend most of our time on the hands-on, fundamental research that guides our final selections. We contend that a stock that is attractive from a quantitative basis may not be a good investment if it lacks a catalyst to drive future growth.

The Fund’s allocations to different industries and sectors are driven primarily by our individual stock selections. We generally don’t seek to capitalize on potential market trends by deliberately overweighting or underweighting the portfolio in different market sectors.

United States Steel provides an excellent example of how our stock selection process works. This company’s reasonable valuation and other factors allowed it to pass through our initial quantitative screening process. Then we engaged in closer research and evaluation. What we found was a preeminent steel company with a seasoned, forward-thinking management team and successful operations in eastern Europe. Additionally, the company merged with National Steel in May 2003. The resulting synergies have been a key driving force for success and earnings growth. The stock has been a holding in our portfolio for some time, typifying our long-term approach to most of our holdings.

Possible challenges in 2004

In the past year, stocks moved upward across the market, but in 2004 we believe individual stock selection will become increasingly critical to success. It is our opinion that small-cap stocks can continue to do well this year, as their prices remain attractive and many investors still have relatively low exposure to this asset class.

Additionally, we believe the dollar may continue to drop (but somewhat less drastically) versus other major currencies, and that prices for such commodities as precious metals, natural gas, and oil will continue their upward trend. We intend to position the Fund to benefit from these expected trends.

Thank you for your investment in the Strong Advisor Small Cap Value Fund.

I. Charles Rinaldi

Portfolio Manager

Fund Highlights

Your Fund’s Approach

The Fund invests in stocks of small-capitalization companies that the Fund’s manager believes are undervalued relative to the market based on earnings, cash flow, or asset value. The manager specifically looks for companies whose stock prices may benefit from a positive dynamic of change, such as a new management team, a new product or service, a corporate restructuring, an improved business plan, or a change in the political, economic, or social environment.

Average Annual Total Returns

As of 12-31-03

Class A1
1-year	39.98%
3-year	15.60%
5-year	19.97%
Since Fund Inception (12-31-97)	17.49%

Class A, excluding sales load
1-year	48.49%
3-year	—
5-year	—
Since Fund Inception (12-31-97)	—

Class B1
1-year	42.28%
3-year	16.09%
5-year	20.50%
Since Fund Inception (12-31-97)	17.91%

Class C1
1-year	46.34%
3-year	17.11%
5-year	20.72%
Since Fund Inception (12-31-97)	18.01%

Class Z2
1-year	48.70%
3-year	18.09%
5-year	21.66%
Since Fund Inception (12-31-97)	18.92%

Equity funds are volatile investments and should only be considered for long-term goals.

Growth of an Assumed $10,000 Investment†

From 12-31-97 to 12-31-03

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell 2000® Index and the Lipper Small-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class Z shares only; performance for other classes will vary due to differences in fee structures.

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

From time to time, the Fund’s advisor and/or administrator has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[1]	Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C. The performance of the Class A, B, and C shares is based on the performance of the Fund’s Class Z shares (formerly Retail Class shares) prior to 11-30-00. The performance of the Class A shares is restated to reflect the load and the different expenses of the Class A shares, as applicable. The performance of the Class B shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class B shares, as applicable. The performance of the Class C shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable.
[2]	Performance information is for Class Z shares (formerly Retail Class shares). The Strong Advisor Small Cap Value Fund Class Z shares are closed to new accounts, though the Fund may continue to offer its shares to certain company-sponsored retirement plans, institutional investors meeting specific eligibility requirements, and other limited groups as described in the prospectus.

Please consult a prospectus for information about all share classes.

Because small companies often have narrower markets and limited financial resources, investments in these stocks present more risk than investments in those of larger, more established companies.

*	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Lipper Small-Cap Value Funds Index is the average of the 30 largest funds in the Lipper Small-Cap Value Funds Category. Source of the Russell index data is Standard & Poor’s Micropal. Source of the Lipper index data is Lipper Inc.

Strong Advisor U.S. Value Fund

The Strong Advisor U.S. Value Fund outperformed its broad-based index, the S&P 500 Index. The Fund’s Class A shares returned 23.00% or 30.48% when excluding the initial sales charge, while the S&P 500 Index returned 28.67%.

In a departure from the previous three years, all categories of the equity markets delivered positive results — and did so decisively. As is typical in the early stages of an economic recovery, throughout the year small-cap stocks outperformed mid-cap stocks, which in turn outperformed large-cap stocks. Our willingness to hold some mid-cap stocks clearly helped our performance relative to the S&P 500 Index.

Individual stock selection drove outperformance

We spend virtually all of our time and effort on bottom-up, fundamental stock research. We were therefore gratified to find that our outperformance relative to our indices was driven in large part by strength in our individual stock selections, led by stocks in the materials (Georgia-Pacific and Phelps Dodge), healthcare (HCA and McKesson), and consumer discretionary (McDonald’s and Metro-Goldwyn-Mayer) sectors. In keeping with our value discipline, we have substantially reduced our exposure to our strongest materials and consumer discretionary stocks, as they have generally doubled in price from their lows. However, we continue to find value in healthcare stocks.

We are overweighted in food stocks relative to the benchmark level, as we find the steady growth, high dividends, and stable cash flow of these businesses very compelling at this time. In addition, as growth-oriented investors rotated out of this sector in search of faster-growth stocks, there was an unusual opportunity to purchase these businesses when they were out of favor and undervalued.

Some notes about energy and tech stocks

As of December 31, 2003, we were overweight in energy stocks relative to our benchmark. We took this position because energy stocks materially underperformed the broader market in 2003. Although we believed the energy stocks we selected may benefit from company-specific factors, it’s generally oil prices that drive the sector’s returns. Because oil prices are denominated in dollars, we believed that the weakened dollar should bolster prices, driving our decision to increase our position in the sector in the fourth quarter. The market appeared to warm up to this idea toward the end of the year, and energy stocks significantly outperformed the market in December.

We reduced our holdings in technology stocks in 2003. We believe that euphoria has begun to return to this area of the market, making the valuations of many companies excessive, in our assessment. In addition, it appears to us that many investors are not considering that most technology companies’ earnings per share will suffer material, negative impact once stock options are properly accounted for. We also reduced our position in financials, particularly in brokers and other areas sensitive to shifts in the markets.

Outlook for the year ahead

The year saw considerable weakness in the U.S. dollar, a condition that is typically more beneficial to larger companies. (Bigger companies are more likely to be exporters, which generally benefit from stronger currencies abroad.) This was not the case in 2003, however, as small caps outperformed larger stocks, continuing a five-year trend. It may be that large-cap investors can look forward to their stocks’ playing catch-up in 2004, particularly if dollar weakness continues.

We will continue to keep our heads down and our eyes open, seeking out companies with solid assets, manageable debt levels, and credible management teams. We will work to buy these companies at attractive prices — which often come when they are temporarily out of favor with the market. Finally, we hope and expect our valuation discipline and focus on risk management will be of greater importance in 2004 than they were in 2003.

Thank you for your investment in the Strong Advisor U.S. Value Fund.

Robert J. Costomiris

Portfolio Manager

*	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Large-Cap Value Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Value Funds Category. Source of the S&P index data is Standard & Poor’s Micropal. Source of the Lipper index data is Lipper Inc.

Fund Highlights

Your Fund’s Approach

The Fund invests in stocks of U.S. companies that the Fund’s manager believes are undervalued relative to the market based on discounted cash flows, earnings, and asset value. The manager’s philosophy is that improving returns on invested capital drives improving valuations. The manager selects securities by screening for undervalued securities and utilizing fundamental analysis such as management interviews and financial modeling analysis to select those securities with improving returns on capital.

Average Annual Total Returns

As of 12-31-03

Class A1
1-year	23.00%
3-year	-3.32%
5-year	0.29%
Since Fund Inception (12-29-95)	9.51%

Class A, excluding sales load
1-year	30.48%
3-year	—
5-year	—
Since Fund Inception (12-29-95)	—

Class B1
1-year	24.37%
3-year	-3.51%
5-year	0.41%
Since Fund Inception (12-29-95)	9.62%

Class C1
1-year	28.42%
3-year	-2.08%
5-year	0.81%
Since Fund Inception (12-29-95)	9.62%

Class K1
1-year	31.03%
3-year	-0.95%
5-year	1.90%
Since Fund Inception (12-29-95)	10.76%

Class Z2
1-year	30.23%
3-year	-1.49%
5-year	1.56%
Since Fund Inception (12-29-95)	10.53%

Equity funds are volatile investments and should only be considered for long-term goals.

Growth of an Assumed $10,000 Investment†

From 12-29-95 to 12-31-03

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index (“S&P 500”) and the Lipper Large-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class Z shares only; performance for other classes will vary due to differences in fee structures.

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

From time to time, the Fund’s advisor and/or administrator has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[1]	Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C. The performance of the Class A, B, and C shares is based on the performance of the Fund’s Class Z shares (formerly Retail Class shares) prior to 11-30-00. The performance of the Class A shares is restated to reflect the load and the different expenses of the Class A shares. The performance of the Class B shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class B shares, as applicable. The performance of the Class C shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable. The performance of Class K shares prior to December 31, 2001, is based on the Fund’s Class Z shares’ performance. Please consult a prospectus for information about all share classes.
[2]	Performance information is for Class Z shares. The Strong Advisor U.S. Value Fund Class Z shares are closed to new accounts, though the Fund may continue to offer its shares to certain company-sponsored retirement plans, institutional investors meeting specific eligibility requirements, and other limited groups as described in the prospectus. Please consult a prospectus for information about all share classes.

Strong Advisor Endeavor Large Cap Fund

For the year ended December 31, 2003, the Strong Advisor Endeavor Large Cap Fund Class A delivered a very solid return, advancing 25.84% (33.51% when excluding the initial sales charge). The Fund’s broad-based benchmark, the S&P 500 Index, returned 28.67%.

We had positioned the Fund to benefit from overall improvement in economic conditions and investor confidence. We were surprised, however, that high-volatility stocks experienced the strongest performance over the past year. This may have hindered our performance relative to the benchmark.

An investigative approach

Our team of portfolio managers and analysts worked diligently in 2003 to research investment opportunities for new and existing holdings for the Fund. Our research process is based on the idea of surrounding a company. This can be likened to the work of investigative journalists, tapping into an extensive network of sources to develop an original investment opinion. We begin surrounding a company by thoroughly analyzing its financial statements, looking for companies that can produce strong earnings growth relative to the investment required to grow their businesses. One of the companies this research led us toward in 2003 was Cisco Systems, the manufacturer of a broad array of networking and communications products.

We then seek to gain perspectives from many key individuals who directly affect the particular company or industry that is the subject of our research. We hold extensive conversations with senior management, but also interview middle managers, sales personnel, and product or channel managers who can provide valuable insights into sales trends, customer interests, and the competitive landscape. These relationships help us to gain an understanding of the effectiveness of new product and customer initiatives. Information from competitors, suppliers, and customers helps to round out our understanding.

In Cisco’s case, our research among component suppliers indicated that business trends were improving across most of the company’s customer base. Indeed, Cisco was able to announce an important new contract with the U.S. Defense Department to build a high-speed data network. Cisco’s solid operating leverage, improving business trends, and reduced product backlog and lead times were all positive for the company’s stock.

Healthy performers for the Fund

Semiconductor manufacturer Intel Corporation was also a solid holding during the period. The semiconductor industry fared well this year, and Intel’s stock rose on the strength in demand as it witnessed a solid push in the markets for servers, desktop computers, and mobile devices. Also, the company continued to benefit from high expectations that its Centrino chipset will allow it to build considerable market share in the growing laptop market.

Finally, as demand for leisure travel improved this year, our carefully researched holdings in the travel sector contributed positively to returns. For example, Royal Caribbean, one of the world’s largest cruise lines, benefited from improved bookings and its strong position among its competitors. As the economy strengthened, we detected improving leisure travel as trends returned to normal after three years of below-average results.

We believe that our research of companies of all sizes is a key advantage even when investing in larger-cap companies. Many large companies compete, form partnerships, or do business with smaller and midsize companies. With research that spans the market capitalization spectrum, we get unusual insights that enhance our ability to build a differentiated portfolio of growth stocks.

A positive outlook overall

We expect economic and corporate earnings growth to continue at a moderate pace in the coming year. Inflation appears to be at a sustainably low level, with strong productivity gains and job growth appearing to pick up. These factors should provide a solid foundation for the equity markets next year.

There is, however, potential for rising interest rates due to a weaker dollar and improving economy, which could hamper stock returns somewhat. In this environment, we intend to continue to maintain a balance of core growth holdings and developing growth stocks in the portfolio. Our aim is to take advantage of the opportunities that may present themselves in 2004, while prudently managing risk.

Thank you for your investment in the Strong Advisor Endeavor Large Cap Fund.

Thomas J. Pence

Portfolio Co-Manager

D. Paul Berg

Portfolio Co-Manager

Fund Highlights

Your Fund’s Approach

The Fund invests in stocks of large-cap companies that its managers believe offer the potential for capital growth. The Fund’s managers seek to identify companies that have the prospect of improving sales and earnings growth rates, enjoy a competitive advantage, and have effective management with a history of making investments that are in the best interests of shareholders.

Average Annual Total Returns

As of 12-31-03

Class A1
1-year	25.84%
Since Fund Inception (9-28-01)	-1.21%

Class A, excluding sales load
1-year	33.51%
Since Fund Inception (9-28-01)	—

Class B1
1-year	27.76%
Since Fund Inception (9-28-01)	-0.84%

Class C1
1-year	31.76%
Since Fund Inception (9-28-01)	0.93%

Equity funds are volatile investments and should only be considered for long-term goals.

Growth of an Assumed $10,000 Investment†

From 9-28-01 to 12-31-03

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index (“S&P 500”) and the Lipper Large-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value of the Fund vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other share classes will vary due to differences in fee structures and sales charges.

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

From time to time, the Fund’s advisor and/or administrator has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[1]	Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C.
*	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Large-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Growth Funds Category. Source of the S&P 500 index data is Standard & Poor’s Micropal. Source of the Lipper index data is Lipper Inc.

Strong Advisor Focus Fund

Emerging from a three-year bear market, the Strong Advisor Focus Fund Class A posted a solid return of 17.91% for the year (25.05% when excluding the initial sales charge). The Fund’s broad-based benchmark, the S&P 500 Index, returned 28.67% for the same period.

The stock market in 2003 was driven by three major trends. First, the newly enacted tax cuts offered the potential for stimulus to the economy and provided a boost to investors’ anticipated after-tax returns. Second, the economy displayed solid improvement through the year, accelerating in the second half. Third, the credit and capital markets opened up dramatically, giving companies the opportunity to repair troubled balance sheets.

Overall, this environment favored the lowest-quality stocks the most, as the market appeared to understand that it had less reason to worry about these companies’ long-term viability. Our focus and research tends to steer us away from such companies, which accounts for much of our underperformance this past year.

Seeking out fast-growing companies

Our process for selecting individual stocks has proprietary research at its core. The underlying theme to our process is the continual search for companies with superior business models that can achieve earnings growth by increasing their revenues and gaining market share.

Apollo Group is a good example that demonstrates our investment process. The company offers higher education both on campuses and via the Internet through its University of Phoenix operations. The company fits into an important investment theme that we follow, the dramatic economic growth associated with the very large echo boomer generation (that is, the children of the original baby boomers). This generation is now moving into its post-secondary-education years, providing a generous tailwind for the University of Phoenix’s growth.

The company gained market share, strongly outpacing most of the post-secondary education market. Furthermore, it met our criteria for revenue growth, positive earnings surprises, return on invested capital, and consistency of performance. We have supplemented our quantitative research with regular visits to the company to evaluate whether our growth expectations remain reasonable or need to be revised upward or downward.

Choosing when to sell a stock

With Apollo Group we observed times where the price of the stock was near our valuation targets — that is, the price we believed fully reflected its intrinsic value. As we do with other stocks in the portfolio, we took the opportunity to reduce our position in the stock. Because we invest in fast-growing companies, this sell discipline — that is, devising and employing the criteria we use to determine when a stock is no longer appropriate for the Fund — is a vital part of our management process.

Performance ultimately is driven not only by how well we buy a stock, but also by how well we sell it. Our decisions to sell stocks are driven by signs that the stock’s price has risen too high relative to its earnings and growth prospects, and by indications that the growth rates we sought when we bought the stock may not come to fruition. (Similarly, we may choose to increase our position in a company if its stock price dips while its prospects remain good.) Our process has served us well with respect to Apollo Group, and we believe it is a good formula for evaluating, selecting, and eventually selling a wide range of growth stocks over the long term.

Thoughts about 2004

For the near future, we anticipate continued economic strength, with the Federal Reserve taking a benign stance on interest rates through the first half of 2004. We believe that corporate profitability will continue to experience an above-average rate of growth, driven by rebounding domestic and international economies. We believe this should present a reasonable environment for growth-stock investing.

The stock market is dynamic. Among the factors we expect to be paying close attention to in the coming months will be the direction of long-bond rates, the recent weakness in the U.S. dollar relative to major foreign currencies, the environment for corporate credit, and the evolving demand for healthcare services.

We thank you for your investment in the Strong Advisor Focus Fund, and we appreciate the confidence you’ve continued to place in us.

Thomas C. Ognar

Portfolio Manager

Fund Highlights

Your Fund’s Approach

The Fund focuses on stocks of 30 to 40 companies that its manager believes have favorable prospects for accelerating growth of earnings but are selling at reasonable valuations based on earnings, cash flow, or asset value. The portfolio can include stocks of small-, medium-, or large-capitalization companies.

Average Annual Total Returns

As of 12-31-03

Class A1
1-year	17.91%
3-year	-18.07%
Since Fund Inception (11-30-00)	-16.92%

Class A, excluding sales load
1-year	25.05%
3-year	—
Since Fund Inception (11-30-00)	—

Class B1
1-year	19.10%
3-year	-18.88%
Since Fund Inception (11-30-00)	-17.28%

Class C1
1-year	23.10%
3-year	-16.90%
Since Fund Inception (11-30-00)	-15.86%

Equity funds are volatile investments and should only be considered for long-term goals.

Growth of an Assumed $10,000 Investment†

From 11-30-00 to 12-31-03

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index (“S&P 500”) and the Lipper Multi-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other classes will vary due to differences in fee structures and sales charges.

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

From time to time, the Fund’s advisor and/or administrator has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

The Fund is nondiversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility and market pressure than a fully diversified fund.

[1]	Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C.
*	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Multi-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Multi-Cap Growth Funds Category. Source of the S&P index data is Standard & Poor’s Micropal. Source of the Lipper index data is Lipper Inc.

Strong Advisor International Core Fund

The Strong Advisor International Core Fund Class A rose 23.82% for the year ended December 31, 2003 (31.38% when excluding the initial sales charge). While a solid return for the year, the Fund’s performance lagged the total return of its international benchmark, the MSCI EAFE Index, which gained 38.59% for the year.

Small-cap stocks and lower-quality stocks dominated the global market rally over the past year. Our investment discipline emphasizes higher-quality, large-cap companies, which limited the Fund’s participation in the market’s recovery.

Solid gains around the world

As the global economic recovery gained momentum through the year, all major international equity markets and global sectors enjoyed double-digit gains in U.S. dollar terms. Performance was best in emerging markets, where falling interest rates, attractive share prices, and accelerating growth prospects sparked investor sentiment. The Fund’s investments in Brazil and Mexico were particular beneficiaries of this trend. Asian markets also posted strong returns, especially in the second half of the year.

European markets had less dramatic performance in local currency terms, reflecting the struggling nature of that region’s economy. Germany was a notable exception in Europe. We increased our investment in Germany during the year, emphasizing companies poised for a significant earnings recovery in spite of the strong euro.

A major factor in the Fund’s results was the strength of key foreign currencies compared with the U.S. dollar. For example, the yen rose in value by 10% relative to the dollar, and the euro appreciated by 20%. Differences between the Fund’s currency exposures and those of the MSCI EAFE Index contributed to the Fund’s below-benchmark return.

Lower-quality stocks outperformed

As we have noted, in 2003 the stocks that experienced the greatest returns around the world and across economic sectors were small-capitalization stocks and low-quality stocks sharing such traits as highly leveraged balance sheets, a history of poor acquisition strategies, and volatile earnings results.

The difference in relative performance of small vs. large capitalization stocks was striking around the world. For example, the MSCI Europe Small Cap Index rose 35% in the year, while the MSCI Europe Index climbed just 17%. A similar relationship existed in Asia, where the MSCI Far East Small Cap Index increased 45%, nearly twice the return of the MSCI Far East Index, up 23%. (All returns are based in local currencies.) While some smaller-cap holdings, such as Puma of Germany, did very well for the year, the Fund is generally concentrated on large-cap stocks as part of our long-standing investment process.

The performance gap between low- and high-quality stocks also had an impact on the Fund’s relative performance. Eye-popping increases were experienced by some of the world’s most troubled financial, technology, and industrial stocks. Nevertheless, we remained true to our discipline, eschewing high-risk stocks with questionable fundamentals and favoring instead those that fit key criteria such as solid balance sheets, consistent earnings growth, proven business development strategies, and attractive relative valuations. We intend to maintain our focus on quality, as we believe such an approach is essential to identifying stocks that can survive and prosper over the longer term.

The year did have significant bright spots for the Fund. We identified rising materials prices as a key new trend early in the year, and therefore chose to emphasize that sector within the portfolio. Commodity prices rose on the back of the weaker dollar, reduced production capacity, and renewed demand — especially from China. Three Fund holdings from the sector, Anglo American, Gold Fields, and BHP are among the world’s largest metals and mining firms and were clear beneficiaries of the solid pricing environment for their products. Companhia Vale do Rio Doce, one of the Fund’s best performing stocks in 2003, has the added benefit of very low production costs following the devaluation of Brazil’s currency in January 1999.

Keeping our focus on high quality

Major issues facing global stock markets in 2004 include questions about the durability of the current global economic recovery, the negative effects of a weak U.S. dollar, the potential for rising interest rates across regions, and the ability of China’s expansion to serve as an engine of growth for the world economy and not just the Asian region.

In this environment, we believe investors will once again turn to the large-cap, high-quality stocks this Fund favors.

Thank you for your investment in the Strong Advisor International Core Fund.

Stacy Ho

Portfolio Co-Manager

Katherine Schapiro

Portfolio Co-Manager

Fund Highlights

Your Fund’s Approach

The Fund invests in stocks of any size from any country, including emerging markets, that appear to have strong growth potential and good relative value based on valuation measures such as earnings, cash flow, or asset value. The strategy is comprised of three parts that continually interact: trend identification, stock selection, and risk management.

Average Annual Total Returns

As of 12-31-03

Class A1
1-year	23.82%
Since Fund Inception (9-28-01)	4.09%

Class A, excluding sales load
1-year	31.38%
Since Fund Inception (9-28-01)	—

Class B1
1-year	26.58%
Since Fund Inception (9-28-01)	5.17%

Class C1
1-year	30.52%
Since Fund Inception (9-28-01)	6.79%

Equity funds are volatile investments and should only be considered for long-term goals.

Growth of an Assumed $10,000 Investment†

From 9-28-01 to 12-31-03

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Index (“MSCI EAFE”) and the Lipper International Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value of the Fund vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other share classes will vary due to differences in fee structures and sales charges.

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

From time to time, the Fund’s advisor and/or administrator has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. The Fund’s share price is expected to be more volatile than that of a U.S.-only fund. These risks are generally intensified for investments in emerging markets.

[1]	Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C.
*	The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The Lipper International Funds Index is the average of the 30 largest funds in the Lipper International Funds Category. These funds invest assets in securities with primary trading markets outside of the United States. Source of the MSCI EAFE index data is Standard & Poor’s Micropal. Source of the Lipper index data is Lipper Inc.

Strong Advisor Select Fund

The Strong Advisor Select Fund Class A posted a strong return in 2003. For the year ended December 31, 2003, the Fund returned 29.21% (37.05% when excluding the initial sales charge), outperforming its broad-based benchmark, the S&P 500 Index, which returned 28.67% for the same period.

In an environment that saw virtually every sector of the equity market post solid returns, the Fund’s outperformance relative to the S&P 500 Index was driven by strong individual stock selection.

Investigative approach to investing

Our investment process for the Strong Advisor Select Fund is based on the idea of surrounding a company with research. This can be likened to the work of investigative journalists, tapping into an extensive network of sources to develop an original investment opinion. We begin surrounding a company by thoroughly analyzing its financial statements, looking for companies that can produce strong earnings growth relative to the investment required to grow their businesses. We require each holding in the Fund to display strong barriers to new competitors, which should help support strong or improving returns on capital.

One company this approach led us to was Royal Caribbean Cruises, one of the world’s largest cruise lines. The very nature of the large cruise-line business helps to limit the potential for new entrants to the market. Among the factors that drew us to this company were increased bookings, which resulted from the strengthening economy and receding fears of terrorism. Royal Caribbean Cruises also had a strong position among its competitors. We expect to continue to closely monitor pricing, competition, and demand trends in the travel industry.

Among the most useful elements of our research process is seeking out perspectives from many key individuals who directly affect the particular company or industry that is the subject of our research. We hold extensive conversations with senior management, but we also interview middle managers, sales personnel, and product or channel managers who can provide valuable insights into sales trends, customer interests, and the competitive landscape. These relationships help us to gain an understanding of the effectiveness of new product and customer initiatives. Information from competitors, suppliers, and customers helps to round out our understanding of a company.

Eclectic stock picking

This research helps us to uncover opportunities in a wide range of sectors. For example, another strong performer we identified for the Fund was Harman International Industries, which designs and markets high-fidelity audio products and electronic systems. We were able to determine that Harman was benefiting from rolling out its Harman Infotainment system to higher-end auto manufacturers. That system also helps auto manufacturers decrease costs by simplifying the assembly process. We believed Harman’s customer base should allow it to generate solid long-term revenue and earnings growth.

Our research-driven approach also led us to semiconductor manufacturer Intel Corporation. The semiconductor industry fared well this year, and Intel rose on the strength in demand as it witnessed a solid push in the markets for servers, desktop computers, and mobile devices. The company’s new Centrino chipset should also allow it to build considerable market share in the growing laptop market.

We believe that our research of companies of all sizes is a key advantage even when investing in larger-cap companies. Many large companies compete, form partnerships, or do business with smaller and midsize companies. With research that spans the market-capitalization spectrum, we get unusual, invaluable insights.

Expectations for 2004

While the current environment suggests a positive tone for the equity markets next year, we anticipate that stock valuations will keep returns closer to historic levels (rather than the very high levels seen in 2003). There is some potential for downside risk due to an economic hiccup or unexpected event, and investors are likely to be more selective in the stocks they favor. We believe the stock market’s volatility is also likely to pick up.

Therefore, we intend to stay focused on keeping the right mix of core investments for the Fund and to continue to manage risk by adhering to our strict price targets for individual stocks. We believe the Fund is well-positioned to take advantage of the more discriminating market we are likely to see in the year ahead.

We sincerely appreciate your investment in the Strong Advisor Select Fund.

Thomas J. Pence Portfolio Co-Manager	Erik J. Voss Portfolio Co-Manager

Fund Highlights

Your Fund’s Approach

The Fund invests in the stocks of 30 to 40 small-, medium-, and large-capitalization companies that its managers believe have above-average earnings growth prospects. The Fund’s managers select stocks that have attractive growth prospects, accelerating sales and earnings, and positive fundamentals.

Average Annual Total Returns

As of 12-31-03

Class A1
1-year	29.21%
3-year	-7.58%
Since Fund Inception (12-29-00)	-7.57%

Class A, excluding sales load
1-year	37.05%
3-year	—
Since Fund Inception (12-29-00)	—

Class B1
1-year	30.88%
3-year	-7.97%
Since Fund Inception (12-29-00)	-7.56%

Class C1
1-year	34.88%
3-year	-6.42%
Since Fund Inception (12-29-00)	-6.41%

Equity funds are volatile investments and should only be considered for long-term goals.

Growth of an Assumed $10,000 Investment†

From 12-29-00 to 12-31-03

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the S&P 500 Index (“S&P 500”) and the Lipper Multi-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or a loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other classes will vary due to differences in fee structures and sales charges.

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

From time to time, the Fund’s advisor and/or administrator has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns. The Fund is nondiversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility and market pressure than a fully diversified fund.

[1]	Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C.
*	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Multi-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Multi-Cap Growth Funds Category. Source of the S&P index data is Standard & Poor’s Micropal. Source of the Lipper index data is Lipper Inc.

Strong Advisor Technology Fund

In a year that saw virtually all sectors of the equity markets post strong returns, technology stocks represented the strongest equity sector in 2003. The Strong Advisor Technology Fund outperformed its broad-based benchmark by substantial margins. For the year ended December 31, 2003, the Fund’s Class A shares returned 65.11% (75.24% when excluding the initial sales charge), while its broad-based index, the S&P 500 Index, returned 28.67%.

A powerful year for tech stocks

In general, technology stocks tend to perform well in periods of expanding economic growth. This past year was no exception, and as the U.S. economy rebounded near the middle of 2003, tech stocks started to move upward as well. The strength of the technology sector rebound is, of course, tempered by the depth of the drop in their prices (fully 75% on average) that took place during the bear market.

Because of this Fund’s size, we were able to invest in a substantial number of small-capitalization stocks, which were the best-performing equity class in 2003. We overweighted the semiconductor group, relative to our benchmark, for the entire year. This further contributed to our strong performance, as this was the top-performing subsector within technology during the year. Individual stock selection also contributed positively to our relative and absolute performance.

Interesting examples from the portfolio

We employ a bottom-up stock-selection process, focusing carefully on a company’s fundamental qualities. This process includes a rigorous evaluation of a company’s management, its market position, ability to be self-financing, and above all, prospects for future growth. We especially like companies offering “best-of-breed” products.

One change in technology investing that has occurred over the past several years has been the relative slowdown in the growth rate of the major end markets: personal computers, wireless telephony, and Internet/networking. The slowdown in these markets has forced a switch in strategy toward newer, but smaller, markets and companies that still have high projected growth rates.

One example would be Fund holding Metrologic Instruments, our best performer for the year with a return of more than 200%. This small but leading technology company specializes in equipment and systems for bar-code scanning and RFID devices (the so-called smart tags being phased in by Wal-Mart and other retailers). We bought the stock based on an accelerated pattern of sales growth caused by new product innovation, as well as an increased potential range of uses for these technologies in hospital and logistics management. While this example is particularly strong, in 2003 we were able to identify several stocks that provided outsized returns for the portfolio.

We strive to maintain diversification among the major technology end markets and we’ve rarely allowed our exposure to a single sub-industry to exceed 30% of assets. In 2003, our semiconductor position briefly reached this level, but that was due in part to strong price appreciation among the stocks in this top-performing area of the market. We’ve usually looked to trim back our positions in individual stocks when they exceed 5% of assets. The aim of all of these diversification efforts is to reduce the relative volatility of the Fund’s performance.

Despite our general bias toward diversification, we will only invest in a particular subsector of the tech market if we can find compelling companies to invest in. During 2003, we sharply reduced our software holdings, for example, as the industry’s long-term growth prospects declined substantially.

During the year, we made successful investments in the biotech and medical technology areas. The prices on these companies were unusually attractive in the spring of 2003, presenting a solid opportunity to buy. Many companies in these industries appreciated strongly over the year — and as each reached a price target that we believed represented full value for the stock, we reduced or entirely sold out of our positions.

Anticipating positive conditions

All indications are that 2004 should provide a climate for good global economic growth. Technology stocks have historically tended to do well in similar environments, giving further cause for optimism. We expect to see recovery in the deteriorating corporate information technology market, as well as continued growth in the personal computer, wireless telephony, and Internet/networking markets. While we expect to see a good year in 2004, we believe it would be unrealistic to expect another one as strong as 2003.

Thank you for your investment in the Strong Advisor Technology Fund.

James B. Burkart

Portfolio Manager

Fund Highlights

Your Fund’s Approach

The Fund invests in stocks of companies of any size that derive at least 50% of their revenues, expenses, or profits from producing, developing, selling, using, or distributing technology products or services. To select stocks for the Fund, the manager generally looks for several characteristics, including strong revenue growth, overall financial strength, competitive advantages, and effective management.

Average Annual Total Returns

As of 12-31-03

Class A1
1-year	65.11%
3-year	-8.89%
Since Fund Inception (11-30-00)	-10.86%

Class A, excluding sales load
1-year	75.24%
3-year	—
Since Fund Inception (11-30-00)	—

Class B1
1-year	70.54%
3-year	-9.07%
Since Fund Inception (11-30-00)	-10.78%

Class C1
1-year	74.48%
3-year	-7.57%
Since Fund Inception (11-30-00)	-9.65%

Equity funds are volatile investments and should only be considered for long-term goals.

Growth of an Assumed $10,000 Investment†

From 11-30-00 to 12-31-03

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index (“S&P 500”) and the Lipper Science and Technology Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other classes will vary due to differences in fee structures and sales charges.

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

From time to time, the Fund’s advisor and/or administrator has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

The Fund concentrates its assets in the technology market sector. As a result, the Fund’s shares are likely to fluctuate in value more than those of a fund investing in a broader range of securities.

[1]	Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C.
*	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Science and Technology Funds Index is the average of the 30 largest funds in the Lipper Science and Technology Funds Category. Source of the S&P index data is Standard & Poor’s Micropal. Source of the Lipper index data is Lipper Inc.

Strong Advisor U.S. Small/Mid Cap Growth Fund

For the year ended December 31, 2003, the Strong Advisor U.S. Small/Mid Cap Growth Fund Class A returned 47.63% (56.72% when excluding the initial sales charge), placing it ahead of its broad-based benchmark, the Russell Midcap Index, which returned 40.06% for the same period.

The economic climate improved as the year progressed, as did the Fund’s performance. We believed that the Federal Reserve would maintain its accommodative stance on interest rates, and we also anticipated that the fiscal stimulus measures — particularly tax cuts — pursued by President Bush in advance of the election year would provide further support for economic recovery.

Based on our economic outlook, we had decided to emphasize in the portfolio those companies and sectors that were positioned to benefit from a recovering economy. This move played a large part in the Fund’s strong relative and absolute performance.

There was also a change in market leadership; where value stocks had prevailed in less certain times, growth stocks came to the fore as the economic recovery took firm hold.

Prepared for recovery

The most notable event in the first half of 2003 was the war in Iraq. Uncertainty leading up to the war caused consumer and business confidence to plummet, making it very difficult to manage growth stock portfolios. In November 2002, however, we had repositioned the Fund in anticipation of improving business conditions and increasing consumer confidence, positioning that hurt performance in the year’s first quarter.

As the major portion of the war came to a quick resolution, however, confidence returned to the economy and the markets. Improvement began in the second quarter, and in the third and fourth quarters the signs of economic recovery become much clearer. The resumption of economic growth coupled with low interest rates and inflation provided a very positive backdrop for small- and mid-cap growth stocks. We expect these positive conditions to continue in 2004.

Favored sectors for the Fund

We added to our holdings in those groups that have traditionally done well coming out of slow economic periods. These include trucking companies, freight forwarders, retailers, restaurants, and technology companies. For different reasons, we also began to add to our position in the energy sector. After three years of almost no drilling among these companies, we began to see an upturn in such activity. This suggested that a new natural-gas production cycle was beginning, which would be a positive development given the very constrained supply situation that existed.

To accommodate these additions to the portfolio, we reduced our holdings among some of the more defensive stocks in our portfolio. While these companies retain appealing characteristics, they historically have underperformed faster-growing sectors during an economic recovery.

Our outlook is positive

The shift in market leadership from value to growth stocks helped drive our performance in 2003. Typically, such cycles of outperformance for an investment style have lasted from three to five years. While we will carefully monitor the market and economic climate for changing conditions, we find this historical pattern to be encouraging as we look to the months and years ahead.

We anticipate that the positive environment for small- and mid-cap growth stocks should persist for some time to come. Based on our research, we believe that corporate profits may exceed expectations in 2004. Continued low interest rates and inflation, along with the still significant amounts of investable cash that remains on the sidelines, could help fuel the next move upward in the broader market in general, and smaller-cap growth stocks specifically.

Thank you for your investment in the Strong Advisor U.S. Small/Mid Cap Growth Fund.

Thomas L. Press

Portfolio Manager

Fund Highlights

Your Fund’s Approach

The Fund invests in stocks of small- and medium-capitalization U.S. companies that the Fund’s manager believes have favorable prospects for growth of earnings and capital appreciation. To identify these companies, the manager looks for several characteristics, including strong revenue growth, high return on invested capital, overall financial strength, competitive advantages, reasonable current stock price, experienced management, and competence in research, development, and marketing.

Average Annual Total Returns

As of 12-31-03

Class A1
1-year	47.63%
Since Fund Inception (3-28-02)	3.07%

Class A, excluding sales load
1-year	56.72%
Since Fund Inception (3-28-02)	—

Class B1
1-year	51.58%
Since Fund Inception (3-28-02)	4.36%

Class C1
1-year	55.72%
Since Fund Inception (3-28-02)	6.59%

Equity funds are volatile investments and should only be considered for long-term goals.

Growth of an Assumed $10,000 Investment†

From 3-28-02 to 12-31-03

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap® Index and the Lipper Small-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value of the Fund vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information. The graph and the Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other classes will vary due to differences in fee structures and sales charges.

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

From time to time, the Fund’s advisor and/or administrator has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[1]	Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C.

Because smaller companies often have narrower markets and limited financial resources, investments in these stocks present more risk than investments in those of larger, more established companies.

*	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The Lipper Small-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Small-Cap Growth Funds Category. Source of the Russell index data is Standard & Poor’s Micropal. Source of the Lipper index data is Lipper Inc.

Strong Advisor Utilities And Energy Fund

The Strong Advisor Utilities and Energy Fund Class A returned 12.74% for the year (19.61% when excluding the initial sales charge). This lagged the Fund’s broad-based benchmark, the S&P 500 Index, which returned 28.67% for the same period.

For most of the year, the largest gains in the utility group tended to come from companies whose share price had been previously battered down because of liquidity crisis fears, and subsequently presented turnaround situations. Not surprisingly, the outlook for many of these companies was uncertain. As a result, we chose not to participate in some of the more risky companies, and this was the main reason for the underperformance relative to the S&P 500 Index.

We stayed the course with our investment process, and in the year’s fourth quarter, our holdings in stocks of financially strong, dividend-paying utility companies finally received recognition from investors. The Fund’s return in that quarter alone was 12.1%, reflecting good gains in the utility and telephone sectors of the market, as well as significant strength from the energy sector.

How we approach sector allocation

This Fund invests only in stocks of utility companies (including telephone service providers) and energy companies. In deciding how to allocate the Fund’s assets among the different sectors eligible for consideration for the portfolio, we do consider the future prospects for each sector, relative to the others. In other words, we may choose to overweight (relative to our benchmark level) stocks from a specific industry because we believe the sector as a whole is poised for improvement. On the other hand, we may elect to de-emphasize stocks from an area that we believe is due for significant difficulty ahead, whether because of a change in the regulatory environment or a macroeconomic trend.

For the most part, however, our sector allocations are the result of our individual stock selections. This is what drove the portfolio’s current overweighting relative to the index in energy stocks, as we believe the prevailing conditions for these companies position them for strong performance going forward. At year-end, energy stocks represented 32.3% of assets. Ashland Inc. was the strongest of our holdings in the energy sector for the year and was the second-largest contributor to the Fund’s overall performance.

Our individual stock picks have also led us to an underweighted position in telephone stocks, relative to our benchmark level, as the competitive landscape for these companies may present significant challenges. Telephones accounted for just under 7% of assets at the end of the period. Overall, these companies had a small negative impact on performance.

A closer look at electric and gas stocks

Our approach in the electric and gas sectors is to focus on identifying financially strong companies that appear ready to benefit from favorable conditions in the regulatory environment that utilities and energy companies must operate in, that appear to have high-quality assets, and that we believe have strong, competent managers to help the company take advantage of opportunities as they may arise. We believe each of these factors, or a combination of them, can help a company pursue above-average returns.

Another factor we consider carefully is a company’s ability to provide a rising stream of dividends to its shareholders. This factor is important not only for electric and gas stocks, but also for companies in the energy and telephone sectors.

At the end of the year, electric utilities represented 33.1% of the portfolio, while gas utilities were just less than 20% of assets. Constellation Energy experienced the best performance among our holdings in the electric sector, and was the single largest contributor to the entire portfolio’s performance.

The outlook for 2004

In the coming year, we expect to see more investors interested in dividend-paying companies. Because they are strongly represented in the portfolio, the Fund would be well positioned to benefit from such a trend, just as it did in the fourth quarter.

There may be some potential for inflation and rising interest rates in the year ahead, given the very low levels that currently prevail for both. We believe the Fund’s energy component can help to provide useful balance to the portfolio should either condition develop.

Thank you for your continued investment in the Strong Advisor Utilities and Energy Fund.

William A. Ferer Portfolio Co-Manager	Mark D. Luftig Portfolio Co-Manager

William H. Reaves Portfolio Co-Manager	Ronald J. Sorenson Portfolio Co-Manager

Fund Highlights

Your Fund’s Approach

The Fund invests in the stocks of U.S. public utility companies and energy companies that pay current dividends and whose earnings are expected to improve. These include companies of any size that provide products and services related to electric power, communications, gas, and water, as well as companies involved in the discovery, development, production, generation, transmission, refinement, measurement, trading, marketing, or distribution of energy.

Average Annual Total Returns1

As of 12-31-03

Class A2
1-year	12.74%
Since Fund Inception (7-31-02)	1.65%

Class A, excluding sales load
1-year	19.61%
Since Fund Inception (7-31-02)	—

Class B2
1-year	13.97%
Since Fund Inception (7-31-02)	2.66%

Class C2
1-year	17.97%
Since Fund Inception (7-31-02)	5.39%

Equity funds are volatile investments and should only be considered for long-term goals.

Growth of an Assumed $10,000 Investment†

From 7-31-02 to 12-31-03

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index (“S&P 500”) and the Lipper Utility Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other classes will vary due to differences in fee structures and sales charges.

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

From time to time, the Fund’s advisor and/or administrator has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

The Fund concentrates its assets in the utilities and energy sectors. As a result, the Fund’s shares are likely to fluctuate in value more than those of a Fund investing in a broader range of securities.

A Fund’s performance, especially for very short time periods, should not be the sole factor in making your investment decision.

[1]	Total return measures change in the value of an investment in the Fund assuming reinvestment of dividends and capital gains. Total return reflects aggregate change and is not annualized.
[2]	Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C.
*	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Utility Funds Index is the average of the 30 largest funds in the Lipper Utility Funds Category. Source of the S&P 500 index data is Standard & Poor’s Micropal. Source of the Lipper index data is Lipper Inc.

Strong Advisor Large Company Core Fund

After three tough years for equity investors, 2003 ended up to be a great year. The Strong Advisor Large Company Core Fund Class A posted a return of 14.68% (22.93% when excluding the initial sales charge). Although that was a strong positive return, it was behind the Fund’s broad-based benchmark, the S&P 500 Index, which rose by 28.67%.

Lower quality prevailed

In 2003, the market rode the dual currents of emotions and liquidity. For their part, emotions began the year at a fairly low level. Over time, the war in Iraq, an improving economy, and the capture of Saddam Hussein led to an ever-growing level of confidence. Liquidity, on the other hand, stayed at very high levels during the entire year. Record-low interest rates, massive fiscal stimulus to the economy in the form of tax cuts, and the decline of the dollar relative to major foreign currencies have all given overextended consumers and corporations alike a chance to repair badly damaged balance sheets.

As is often the case in an environment of easy money, those companies in the greatest financial distress were the biggest beneficiaries of these trends, while those with the strongest balance sheets had the least to gain. According to Merrill Lynch research, S&P 500 companies rated A or better by Standard & Poor’s were up 27.4% for the year, while those companies rated C or D returned a dramatic 80.9%. This is easily one of the best one-year performances for junk-rated companies in history.

While lower-rated companies outperformed in 2003, over the longer term, we believe that the strongest returns will accrue to those companies that have the strongest finances, business models, and management teams. We therefore use an investment approach designed to identify such companies for the Fund.

Portfolio emphasizes higher quality

Our investment process starts with fundamentals — we analyze a company’s management, business model, and its stock price relative to its earnings. Then, we look at technicals — the trend in a stock’s price and in the company’s earnings. Last, but not least, we look at expectations — the current market sentiment toward the stock, indicating how much of the stock’s fundamentals and technicals are already factored into the share price.

The ideal candidate for addition to our portfolio would have strong fundamentals, strong technicals, and low expectations. We do not always make perfect decisions, but our disciplined process is designed to help us outperform our benchmark over time, while keeping risk levels modest. We believe that over long periods of time, the large-cap equity markets are very efficient. An efficient market is similar to games like tennis or golf, in that the goal is to make few mistakes and exploit those rare opportunities when the odds are in your favor.

Because our stock-selection process is designed to select higher-quality companies, we were significantly underweighted in low-quality companies relative to their representation in the index over the past year. This posture largely accounted for the Fund’s underperformance. Somewhat alarmingly (in our view), the market in 2003 appeared very similar to that in 1999 — another year that saw the returns of lower-quality, higher-risk stocks trounce those of higher-quality companies. This kind of short-run aberration poses a clear challenge to managers who remain committed to a higher-quality approach, as we do, but who attempt to outperform on an annual basis.

After a tough relative performance year like 2003, we have analyzed our process — and have found very little to change. We expect to continue to keep the Fund fully invested in stocks that are appealing on the basis of fundamentals, technicals, and expectations. To help manage risk, we expect to keep our allocations to market sectors and industries in line with those of our benchmark.

Keeping an eye on the consensus

Time and again, the market has shown a great ability to prove the consensus wrong, and nobody actually knows what the future holds. We therefore believe it’s prudent to remain flexible and be prepared to move against the consensus when it appears warranted.

Thank you for your investment in the Strong Advisor Large Company Core Fund.

Christopher H. Wiles

Portfolio Co-Manager

Lawrence E. Eakin, Jr.

Portfolio Co-Manager

*	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Large-Cap Core Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Core Funds Category. Source of the S&P 500 index data is Standard & Poor’s Micropal. Source of the Lipper index data is Lipper Inc.

Fund Highlights

Your Fund’s Approach

The Fund invests in securities of approximately 50 large-capitalization companies, which offer the potential for capital growth or which are believed to be undervalued relative to the market based on earnings, cash flow, or asset value, consisting primarily of income-producing equity securities. To select investments, the managers emphasize capital appreciation and current yield and may invest in convertible securities of any quality to generate higher income.

Average Annual Total Returns

As of 12-31-03

Class A1,2,3
1-year	14.68%
3-year	-3.98%
5-year	1.72%
Since Fund Inception (11-3-97)	3.75%

Class A, excluding sales load
1-year	22.93%
3-year	—
5-year	—
Since Fund Inception (11-3-97)	—

Class B1,2
1-year	16.74%
3-year	-4.38%
5-year	1.60%
Since Fund Inception (11-3-97)	3.76%

Class C1,2
1-year	20.73%
3-year	-2.94%
5-year	1.97%
Since Fund Inception (11-3-97)	3.76%

Class K2
1-year	23.66%
3-year	-1.76%
5-year	3.12%
Since Fund Inception (11-3-97)	4.91%

Equity funds are volatile investments and should only be considered for long-term goals.

Growth of an Assumed $10,000 Investment†

From 11-3-97 to 12-31-03

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index (“S&P 500”) and the Lipper Large-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other classes will vary due to differences in fee structures and sales charges.

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

From time to time, the Fund’s advisor and/or administrator has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[1]	Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C.
[2]	Average annual total returns for Class A shares include the effect of the maximum sales charge of 5.75%, which was first charged on 9-17-99 and are based on the performance of the Rockhaven Fund’s Class A shares (the predecessor Fund) prior to 9-16-02. Average annual total returns for Class B shares include the effect of the applicable contingent deferred sales charge, which is 5.00% in year 1 and is eliminated after year 6, and are based on the performance of the Rockhaven Fund’s Class A shares from inception through 9-15-02, restated to reflect the contingent deferred sales charge and the different expenses of the Class B shares, as applicable, and the historical performance of the Strong Advisor Large Company Core Fund’s Class A shares from 9-16-02 to 9-30-02. Average annual total returns for Class C shares include the effect of the applicable contingent deferred sales charge, which is 1.00%, and is eliminated after 12 months and are based on the performance of the Rockhaven Fund’s Class A shares from inception through 9-15-02, restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable, and the historical performance of the Strong Advisor Large Company Core Fund’s Class A shares from 9-16-02 to 9-30-02. The performance of the Class K shares is based on the performance of the Rockhaven Fund’s Class A shares from inception through 9-15-02, and the historical performance of the Strong Advisor Large Company Core Fund’s Class A shares from 9-16-02 to 9-30-02, and does not reflect the Fund’s maximum sales charge of 5.75%, which was charged from 9-17-99 through 9-30-02. Please consult a prospectus for information about all share classes.
[3]	Average annual total return for Class A shares includes a 1.00% redemption fee (as a percentage of redemption proceeds) imposed on redemptions made within 12 months of purchase.

SCHEDULES OF INVESTMENTS IN SECURITIES	December 31, 2003

STRONG ADVISOR COMMON STOCK FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 93.5%
Auto Manufacturers 0.8%
Honda Motor Company, Ltd. (JPY) (h)	295,000	$13,229,352
Auto/Truck - Original Equipment 1.2%
Lear Corporation	310,000	19,012,300
Banks - Southeast 0.7%
National Commerce Financial Corporation	400,000	10,912,000
Banks - Super Regional 1.8%
Fifth Third Bancorp	290,000	17,139,000
Marshall & Ilsley Corporation	300,000	11,475,000

		28,614,000
Banks - West/Southwest 1.5%
City National Corporation	390,000	24,226,800
Building - Heavy Construction 1.2%
Jacobs Engineering Group, Inc. (b)	380,000	18,243,800
Chemicals - Specialty 1.5%
Lonza Group AG (CHF) (h)	425,000	24,366,987
Commercial Services - Leasing 1.5%
Ryder Systems, Inc.	715,000	24,417,250
Computer - Integrated Systems 1.3%
Symbol Technologies, Inc.	1,245,000	21,028,050
Computer - IT Services 2.8%
BearingPoint, Inc. (b)	2,200,000	22,198,000
Unisys Corporation (b)	1,500,000	22,275,000

		44,473,000
Computer - Software Design 1.7%
Mentor Graphics Corporation (b)	1,870,000	27,189,800
Computer Software - Desktop 1.5%
Red Hat, Inc. (b)	1,300,000	24,401,000
Containers 1.7%
Pactiv Corporation (b)	1,140,000	27,246,000
Cosmetics - Personal Care 1.6%
International Flavors & Fragrances	725,000	25,317,000
Diversified Operations 3.1%
Carlisle Companies, Inc.	420,000	25,561,200
SPX Corporation (b)	410,000	24,112,100

		49,673,300
Electronics - Miscellaneous Components 1.4%
Rockwell Automation, Inc.	640,000	22,784,000
Electronics - Semiconductor Manufacturing 1.7%
Fairchild Semiconductor Corporation Class A (b)	1,050,000	26,218,500
Finance - Equity REIT 0.8%
Apartment Investment & Management Company Class A	369,600	12,751,200
Finance - Publicly Traded Investment Funds - Equity (Non 40 Act) 1.6%
Biotech Holders Trust	185,000	25,032,350
Financial Services - Miscellaneous 1.2%
The Bisys Group, Inc. (b)	1,300,000	$19,344,000
Household - Appliances 1.5%
Maytag Corporation	850,000	23,672,500
Insurance - Brokers 1.4%
Arthur J. Gallagher & Company	670,000	21,768,300
Insurance - Property/Casualty/Title 3.0%
MBIA, Inc.	355,000	21,026,650
RenaissanceRe Holdings, Ltd.	50,000	2,452,500
Travelers Property and Casualty Corporation Class A	1,445,000	24,247,100

		47,726,250
Internet - E*Commerce 1.0%
InterActiveCorp (b)	485,000	16,456,050
Internet - Software 1.3%
DoubleClick, Inc. (b)	1,955,000	19,980,100
Leisure - Toys/Games/Hobby 1.4%
Mattel, Inc.	1,160,000	22,353,200
Machinery - General Industrial 1.2%
Roper Industries, Inc.	375,000	18,472,500
Media - Cable TV 4.6%
Cablevision Systems New York Group Class A (b)	1,255,000	29,354,450
Cox Communications, Inc. Class A (b)	720,000	24,804,000
Hughes Electronics Corporation (b)	1,173,083	19,414,524

		73,572,974
Media - Newspapers 1.1%
Dow Jones & Company, Inc.	340,000	16,949,000
Media - Radio/TV 1.6%
Liberty Media Corporation Class A (b)	2,105,000	25,028,450
Medical - Biomedical/Biotechnology 3.3%
Celgene Corporation (b)	670,000	30,163,400
Medimmune, Inc. (b)	890,000	22,606,000

		52,769,400
Medical - Ethical Drugs 1.2%
Biovail Corporation International (b)	895,000	19,233,550
Medical - Genetics 1.4%
Affymetrix, Inc. (b)	868,000	21,361,480
Medical - Hospitals 1.1%
Universal Health Services, Inc. Class B	325,000	17,459,000
Medical/Dental - Services 1.6%
Omnicare, Inc.	645,000	26,051,550
Medical/Dental - Supplies 2.7%
Bausch & Lomb, Inc.	365,000	18,943,500
Hillenbrand Industries, Inc.	385,000	23,893,100

		42,836,600
Metal Ores - Miscellaneous 1.8%
Alcoa, Inc.	760,000	28,880,000
Oil & Gas - Drilling 3.1%
Nabors Industries, Ltd. (b)	530,000	21,995,000
Noble Corporation (b)	760,000	27,192,800

		49,187,800

STRONG ADVISOR COMMON STOCK FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Oil & Gas - Machinery/Equipment 1.7%
Smith International, Inc. (b)	665,000	$27,610,800
Oil & Gas - Refining/Marketing 1.5%
Valero Energy Corporation	500,000	23,170,000
Oil & Gas - United States Exploration & Production 4.8%
Apache Corporation	375,000	30,412,500
Burlington Resources, Inc.	440,000	24,367,200
EOG Resources, Inc.	475,000	21,930,750

		76,710,450
Pollution Control - Services 1.4%
Republic Services, Inc.	870,000	22,298,100
Retail - Clothing/Shoes 1.3%
American Eagle Outfitters, Inc. (b)	1,235,000	20,254,000
Retail - Department Stores 2.3%
J.C. Penney Company, Inc. (Holding Company)	490,000	12,877,200
Saks, Inc. (b)	1,600,000	24,064,000

		36,941,200
Retail - Home Furnishings 1.3%
Williams-Sonoma, Inc. (b)	580,000	20,166,600
Retail - Leisure Products 2.4%
Barnes & Noble, Inc. (b)	760,000	24,966,000
Toys ‘R’ Us, Inc. (b)	1,000,000	12,640,000

		37,606,000
Retail - Restaurants 1.4%
Outback Steakhouse, Inc.	500,000	22,105,000
Retail - Super/Mini Markets 1.5%
The Kroger Company (b)	1,280,000	23,692,800
Retail/Wholesale - Computer/Cellular 1.3%
Tech Data Corporation (b)	530,000	21,035,700
Retail/Wholesale - Office Supplies 1.5%
Office Depot, Inc. (b)	1,420,000	23,728,200
Telecommunications - Wireless Equipment 0.6%
UTStarcom, Inc. (b)	265,000	9,823,550
Telecommunications - Wireless Services 1.4%
Sprint Corporation - PCS Group (b)	4,070,000	22,873,400
Textile - Clothing Manufacturers 1.4%
V.F. Corporation	500,000	21,620,000
Transportation - Airline 1.2%
Continental Airlines, Inc. Class B (b)	1,175,000	19,117,250
Utility - Electric Power 1.6%
Reliant Resources, Inc. (b)	3,500,000	25,760,000

Total Common Stocks (Cost $ 1,042,605,380 )		1,486,752,443

Preferred Stocks 0.2%
Media - Cable TV 0.2%
News Corporation, Ltd. Sponsored ADR	131,205	3,968,951

Total Preferred Stocks (Cost $ 3,819,157 )		3,968,951

Short-Term Investments (a) 8.6%
Collateral Received for Securities Lending (f) 3.0%
Navigator Prime Portfolio	48,053,386	$48,053,386
Repurchase Agreements 5.6%
ABN AMRO Inc. (Dated 12/31/03), 0.95%, Due 1/02/04 (Repurchase proceeds $87,104,597); Collateralized by: United States Government & Agency Issues (c)	$87,100,000	87,100,000
State Street Bank (Dated 12/31/03),0.75%, Due 1/02/04 (Repurchase proceeds $1,532,464); Collateralized by: United States Government & Agency Issues (c)	1,532,400	1,532,400

		88,632,400

Total Short-Term Investments (Cost $136,685,786)		136,685,786

Total Investments in Securities (Cost $1,183,110,323) 102.3%		1,627,407,180
Other Assets and Liabilities, Net (2.3%)		(36,429,558)

Net Assets 100.0%		$1,590,977,622

WRITTEN OPTIONS ACTIVITY

	Contracts	Premiums
Options outstanding at beginning of period (year)	383	$2,856,526
Options written during the period (year)	398	2,636,106
Options closed	(766)	(5,383,177)
Options expired	(15)	(109,455)
Options exercised	—	—

Options outstanding at end of period (year)	—	$—

STRONG ADVISOR MID CAP GROWTH FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 97.0%
Auto/Truck - Original Equipment 2.0%
Cummins, Inc.	12,000	$587,280
Gentex Corporation	19,000	839,040

		1,426,320
Banks - Midwest 0.7%
TCF Financial Corporation	10,000	513,500
Banks - West/Southwest 0.5%
Zions Bancorporation	6,000	367,980
Beverages - Soft Drinks 1.5%
Cott Corporation (b)	37,000	1,036,370
Building - Heavy Construction 0.5%
Chicago Bridge & Iron Company NV	12,000	346,800
Building - Resident/Commercial 6.2%
Centex Corporation	16,700	1,797,755
Lennar Corporation Class A	12,000	1,152,000
NVR, Inc. (b)	1,500	699,000
Ryland Group, Inc.	9,000	797,760

		4,446,515
Chemicals - Specialty 0.6%
Airgas, Inc.	20,000	429,600

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2003

STRONG ADVISOR MID CAP GROWTH FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Commercial Services - Schools 2.2%
Career Education Corporation (b)	21,000	$841,470
Corinthian Colleges, Inc. (b)	13,000	722,280

		1,563,750
Computer - Data Storage 0.5%
Network Appliance, Inc. (b)	17,000	349,010
Computer - IT Services 1.1%
Amdocs, Ltd. (b)	17,000	382,160
Anteon International Corporation (b)	11,000	396,550

		778,710
Computer - Local Networks 5.2%
Avocent Corporation (b)	24,000	876,480
Foundry Networks, Inc. (b)	14,000	383,040
Polycom, Inc. (b)	72,300	1,411,296
QLogic Corporation (b)	20,000	1,032,000

		3,702,816
Computer - Peripheral Equipment 1.4%
Zebra Technologies Corporation (b)	15,500	1,028,735
Computer Software - Education/Entertainment 0.3%
Electronic Arts, Inc. (b)	5,000	238,900
Computer Software - Enterprise 2.1%
Mercury Interactive Corporation (b)	16,100	783,104
VERITAS Software Corporation (b)	18,800	698,608

		1,481,712
Computer Software - Security 0.7%
Netscreen Technologies, Inc. (b)	21,000	519,750
Electronics - Miscellaneous Components 1.2%
Vishay Intertechnology, Inc. (b)	36,000	824,400
Electronics - Scientific Measuring 1.4%
PerkinElmer, Inc.	58,600	1,000,302
Electronics - Semiconductor Manufacturing 11.1%
ASML Holding NV (b)	53,000	1,062,650
ATI Technologies, Inc. (b)	29,000	438,480
Broadcom Corporation Class A (b)	18,000	613,620
FormFactor, Inc. (b)	7,500	148,500
KLA-Tencor Corporation (b)	17,300	1,014,991
MEMC Electronic Materials, Inc. (b)	60,000	577,200
Marvell Technology Group, Ltd. (b)	16,000	606,880
Microchip Technology, Inc.	25,000	834,000
Novellus Systems, Inc. (b)	13,800	580,290
SanDisk Corporation (b)	27,800	1,699,692
Silicon Laboratories, Inc. (b)	8,000	345,760

		7,922,063
Energy - Other 0.8%
Arch Coal, Inc.	18,400	573,528
Finance - Consumer/Commercial Loans 2.3%
Americredit Corporation (b)	102,000	1,624,860
Finance - Investment Brokers 2.0%
Legg Mason, Inc.	18,000	1,389,240
Finance - Investment Management 1.1%
T. Rowe Price Group, Inc.	17,000	805,970
Finance - Mortgage & Related Services 2.9%
Doral Financial Corporation	51,000	$1,646,280
New Century Financial Corporation	11,000	436,370

		2,082,650
Finance - Savings & Loan 1.4%
Westcorp	28,000	1,023,400
Financial Services - Miscellaneous 0.1%
First Marblehead Corporation (b)	1,600	35,008
Household - Consumer Electronics 2.8%
Harman International Industries, Inc.	27,200	2,012,256
Internet - Content 1.1%
Ask Jeeves, Inc. (b)	21,000	380,520
Yahoo! Inc. (b)	8,700	392,979

		773,499
Internet - E*Commerce 2.1%
Amazon.com, Inc. (b)	8,400	442,176
University of Phoenix Online (b)	15,700	1,082,201

		1,524,377
Internet - Internet Service Provider 1.0%
j2 Global Communications, Inc.	29,000	718,330
Leisure - Gaming/Equipment 2.8%
International Game Technology	55,000	1,963,500
Machinery - General Industrial 0.5%
IDEX Corporation	9,000	374,310
Medical - Biomedical/Biotechnology 3.0%
Celgene Corporation (b)	14,000	630,280
Chiron Corporation (b)	13,000	740,870
Gilead Sciences, Inc. (b)	7,200	418,608
Invitrogen Corporation (b)	5,000	350,000

		2,139,758
Medical - Ethical Drugs 0.9%
Kos Pharmaceuticals, Inc. (b)	14,000	602,560
Medical - Generic Drugs 5.4%
Barr Laboratories, Inc. (b)	8,000	615,600
Mylan Laboratories, Inc.	14,000	353,640
Pharmaceutical Resources, Inc. (b)	19,000	1,237,850
Taro Pharmaceutical Industries, Ltd. (b)	21,500	1,386,750
Teva Pharmaceutical Industries, Ltd. ADR	5,000	283,550

		3,877,390
Medical - Products 1.9%
Boston Scientific Corporation (b)	13,400	492,584
Cyberonics, Inc. (b)	26,000	832,260

		1,324,844
Medical - Systems/Equipment 0.8%
VISX, Inc. (b)	23,400	541,710
Medical/Dental - Services 3.0%
Caremark Rx, Inc. (b)	16,000	405,280
Inveresk Research Group, Inc. (b)	41,500	1,026,295
Omnicare, Inc.	18,000	727,020

		2,158,595
Oil & Gas - Drilling 1.2%
Precision Drilling Corporation (b)	20,300	886,704
Oil & Gas - Machinery/Equipment 1.4%
Smith International, Inc. (b)	24,100	1,000,632

STRONG ADVISOR MID CAP GROWTH FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Oil & Gas - United States Exploration & Production 3.3%
Evergreen Resources, Inc. (b)	16,000	$520,160
Ultra Petroleum Corporation (b)	42,000	1,034,040
XTO Energy, Inc.	27,766	785,778

		2,339,978
Retail - Clothing/Shoes 2.8%
Chicos FAS, Inc. (b)	23,000	849,850
Coach, Inc. (b)	31,000	1,170,250

		2,020,100
Retail - Restaurants 5.4%
P.F.Chang’s China Bistro, Inc. (b)	16,100	819,168
Panera Bread Company Class A (b)	16,000	632,480
Ruby Tuesday, Inc.	26,000	740,740
Starbucks Corporation (b)	50,000	1,653,000

		3,845,388
Retail/Wholesale - Office Supplies 1.1%
Staples, Inc. (b)	29,000	791,700
Telecommunications - Equipment 1.0%
Adtran, Inc.	23,000	713,000
Telecommunications - Fiber Optics 0.5%
Corning, Inc. (b)	34,000	354,620
Telecommunications - Wireless Equipment 2.6%
Research in Motion, Ltd. (b)	6,000	400,980
UTStarcom, Inc. (b)	39,000	1,445,730

		1,846,710
Telecommunications - Wireless Services 1.3%
Nextel Communications, Inc. Class A (b)	32,000	897,920
Trucks & Parts - Heavy Duty 1.3%
Navistar International Corporation (b)	20,000	957,800

Total Common Stocks (Cost $52,687,249)		69,177,570

Short-Term Investments (a) 7.8%
Collateral Received For Securities Lending (f) 3.5%
Navigator Prime Portfolio	2,462,934	2,462,934
Repurchase Agreements 4.3%
ABN AMRO Inc. (Dated 12/31/03), 0.95%, Due 1/02/04 (Repurchase proceeds $800,042); Collateralized by: United States Government & Agency Issues (c)	$800,000	800,000
State Street Bank (Dated 12/31/03), 0.75%, Due 1/02/04 (Repurchase proceeds of $2,281,795); Collateralized by: United States Government & Agency Issues (c)	2,281,700	2,281,700

		3,081,700

Total Short-Term Investments (Cost $5,544,634)		5,544,634

Total Investments in Securities (Cost $58,231,883) 104.8%		74,722,204
Other Assets and Liabilities, Net (4.8%)		(3,405,658)

Net Assets 100.0%		$71,316,546

WRITTEN OPTIONS ACTIVITY

	Contracts	Premiums
Options outstanding at beginning of period	—	$—
Options written during the period	526	222,102
Options closed	(526)	(222,102)
Options expired	—	—
Options exercised	—	—

Options outstanding at end of period	—	$—

STRONG ADVISOR SMALL CAP VALUE FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 95.7%
Aerospace - Defense Equipment 0.2%
Evans & Sutherland Computer Corporation (b) (d)	700,200	$3,150,900
Apparel - Clothing Manufacturer 0.1%
Guess, Inc. (b)	209,900	2,533,493
Apparel - Shoes & Related Manufacturing 0.5%
Wolverine World Wide, Inc.	494,300	10,073,834
Auto/Truck - Original Equipment 1.2%
Dura Automotive Systems, Inc. (b) (d)	1,120,900	14,313,893
Tower Automotive, Inc. (b)	1,729,100	11,809,753

		26,123,646
Auto/Truck – Replacement Parts 0.1%
LKQ Corporation (b)	93,100	1,671,145
Banks - Southeast 1.1%
The Colonial BancGroup, Inc.	474,600	8,220,072
Hibernia Corporation Class A	666,260	15,663,773

		23,883,845
Beverages - Alcoholic 0.6%
Adolph Coors Company Class B (e)	242,520	13,605,372
Building - Air Conditioning & Heating Products 0.3%
York International Corporation (e)	180,100	6,627,680
Building - Cement/Concrete/Aggregate 0.4%
U.S.Concrete, Inc. (b)	1,282,900	8,274,705
Building - Construction Products/Miscellaneous 0.6%
Royal Group Technologies, Ltd. (b)	1,372,900	13,015,092
Building - Heavy Construction 2.5%
Chicago Bridge & Iron Company NV (d)	1,868,900	54,011,210
Building - Maintenance & Services 0.4%
ABM Industries, Inc.	518,110	9,020,295
Building - Paint & Allied Products 0.5%
H.B.Fuller Company (e)	321,100	9,549,514

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2003

STRONG ADVISOR SMALL CAP VALUE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Chemicals - Basic 1.1%
FMC Corporation (b) (e)	664,200	$22,669,146
Chemicals - Fertilizers 0.8%
Agrium, Inc.	1,050,900	17,297,814
Chemicals - Plastics 2.5%
Intertape Polymer Group, Inc. (b) (d)	2,426,100	30,884,253
Intertape Polymer Group, Inc. (Acquired 9/05/03; Cost $680,073) (CAD) (b) (g) (h)	93,000	1,183,128
PolyOne Corporation (b)	3,331,800	21,290,202

		53,357,583
Chemicals - Specialty 1.4%
OM Group, Inc. (b) (e)	1,115,200	29,207,088
Commercial Services - Advertising 1.1%
R.H. Donnelley Corporation (b) (e)	607,500	24,202,800
Commercial Services - Consulting 1.1%
Navigant Consulting, Inc. (b)	1,253,670	23,644,216
Commercial Services - Healthcare 1.0%
Healthcare Services Group, Inc.	440,200	8,491,458
US Oncology, Inc. (b)	1,209,400	13,013,144

		21,504,602
Commercial Services - Security/Safety 2.8%
Armor Holdings, Inc. (b) (e)	747,500	19,666,725
DHB Industries, Inc. (b)	1,387,100	9,709,700
OSI Systems, Inc. (b) (e)	648,610	12,459,798
Wackenhut Corrections Corporation (b) (d)	781,910	17,827,548

		59,663,771
Commercial Services - Staffing 1.5%
Kforce.com, Inc. (b) (d)	1,862,485	17,395,610
MPS Group, Inc. (b)	1,654,215	15,466,910

		32,862,520
Computer - Data Storage 0.2%
Iomega Corporation	713,110	4,264,398
Computer - Local Networks 0.4%
Black Box Corporation (e)	195,500	9,006,685
Computer - Manufacturers 0.0%
Cray, Inc. (b)	100,000	993,000
Computer Software - Enterprise 1.6%
JDA Software Group, Inc. (b) (e)	843,600	13,927,836
Lightbridge, Inc. (b) (d)	1,523,100	13,860,210
TIBCO Software, Inc. (b)	1,019,500	6,902,015

		34,690,061
Computer Software - Medical 1.4%
Eclipsys Corporation (b) (e)	204,725	2,382,999
IDX Systems Corporation (b)	1,044,200	28,005,444

		30,388,443
Containers 0.1%
Constar International, Inc. (b) (d)	501,900	2,705,241
Diversified Operations 0.3%
ALLETE, Inc.	194,085	5,939,001
Electrical - Equipment 1.0%
Encore Wire Corporation (b) (d)	1,163,900	20,612,669
Electronics - Contract Manufacturing 0.6%
Celestica, Inc. (b) (e)	905,800	$13,650,406
Electronics - Miscellaneous Components 0.8%
Coherent, Inc. (b)	700,800	16,679,040
Electronics - Parts Distributors 0.3%
Richardson Electronics, Ltd.	536,700	6,596,043
Electronics - Scientific Measuring 0.3%
Newport Corporation (b)	446,200	7,375,686
Electronics - Semiconductor Manufacturing 2.0%
ChipPAC, Inc. Class A (b)	910,400	6,909,936
Cirrus Logic, Inc. (b) (e)	2,182,000	16,735,940
Credence Systems Corporation (b) (e)	610,500	8,034,180
TriQuint Semiconductor, Inc. (b)	639,800	4,523,386
Zoran Corporation (b)	349,200	6,072,588

		42,276,030
Energy - Other 0.4%
Headwaters, Inc. (b) (e)	440,800	8,648,496
Finance - Consumer/Commercial Loans 0.5%
World Acceptance Corporation (b) (d)	584,200	11,631,422
Finance - Equity REIT 0.5%
American Financial Realty Trust	624,700	10,651,135
Finance - Index Tracking Funds 0.2%
iShares Trust Russell 2000 Index Fund	17,000	1,883,600
iShares Trust Russell 2000 Value Index Fund	11,900	1,913,520

		3,797,120
Finance - Investment Brokers 0.4%
Labranche & Company, Inc.	749,600	8,747,832
Food - Miscellaneous Preparation 1.1%
Del Monte Foods Company (b)	2,156,185	22,424,324
Insurance - Accident & Health 0.6%
UnumProvident Corporation	813,600	12,830,472
Insurance - Life 0.4%
Phoenix Companies, Inc.	614,100	7,393,764
Insurance - Property/Casualty/Title 2.5%
Argonaut Group, Inc. (b)	188,700	2,932,398
Donegal Group, Inc. Class A	206,900	4,555,938
Endurance Specialty Holdings, Ltd.	338,910	11,370,431
Mercury General Corporation	754,800	35,135,940

		53,994,707
Internet - E*Commerce 0.4%
Stamps.com, Inc. (b)	1,502,600	9,316,120
Internet - Internet Service Provider 1.9%
EarthLink, Inc. (b) (e)	2,718,700	27,187,000
Net2Phone, Inc. (b) (d)	1,822,300	12,799,640

		39,986,640
Internet - Software 0.3%
FreeMarkets, Inc. (b)	967,700	6,473,913
Leisure - Services 0.4%
Pegasus Solutions, Inc. (b) (e)	900,500	9,428,235

STRONG ADVISOR SMALL CAP VALUE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Machinery - General Industrial 1.9%
Robbins & Myers, Inc.	371,800	$7,060,482
UNOVA, Inc. (b)	1,452,900	33,344,055

		40,404,537
Media - Periodicals 0.3%
Readers Digest Association, Inc. Class A	370,400	5,430,064
Medical - Biomedical/Biotechnology 0.3%
CV Therapeutics, Inc. (b)	406,100	5,953,426
Medical - Generic Drugs 0.9%
Andrx Group (b)	809,500	19,460,380
Medical - Nursing Homes 3.0%
Beverly Enterprises, Inc. (b)	4,021,900	34,548,121
Manor Care, Inc. (e)	837,500	28,952,375

		63,500,496
Medical - Outpatient/Home Care 0.5%
Gentiva Health Services, Inc. (b)	756,500	9,562,160
Medical - Products 1.4%
Allied Healthcare Products, Inc. (b) (d)	848,200	3,265,570
Discovery Partners International, Inc. (b) (d)	1,503,400	9,245,910
OraSure Technologies, Inc. (b) (e)	2,071,450	16,488,742

		29,000,222
Medical - Systems/Equipment 1.1%
Applera Corporation-Applied Biosystems Group (e)	1,093,900	22,654,669
Medical/Dental - Services 0.7%
Omnicare, Inc. (e)	363,400	14,677,726
Metal Ores - Gold/Silver 8.8%
Apex Silver Mines, Ltd. (b) (d) (e)	2,115,100	44,205,590
Glamis Gold, Ltd. (b) (e)	3,163,200	54,153,984
Goldcorp, Inc. (e)	1,930,000	30,783,500
Harmony Gold Mining Company, Ltd. Sponsored ADR (e)	2,201,700	35,733,591
Meridian Gold, Inc. (b) (e)	1,538,500	22,477,485

		187,354,150
Metal Ores - Miscellaneous 0.1%
Cleveland-Cliffs, Inc. (b)	40,000	2,038,000
Metal Processing & Fabrication 0.1%
Webco Industries, Inc. (b)	285,460	1,170,386
Oil & Gas - Drilling 2.9%
Grey Wolf, Inc. (b)	1,785,100	6,676,274
Helmerich & Payne, Inc.	604,180	16,874,747
Parker Drilling Company (b)	863,100	2,200,905
Pride International, Inc. (b)	976,800	18,207,552
Transocean, Inc. (b)	750,300	18,014,703

		61,974,181
Oil & Gas - Field Services 6.6%
BJ Services Company (b) (e)	356,100	12,783,990
Global Industries, Ltd. (b)	3,894,600	20,057,190
Key Energy Services, Inc. (b)	2,241,300	23,107,803
Layne Christensen Company (b) (d)	1,514,300	17,793,025
Matrix Service Company (b) (d)	841,900	15,280,485
Newpark Resources, Inc. (b)	2,706,360	12,963,464
Oceaneering International, Inc. (b)	839,160	23,496,480
Petroleum Helicopters, Inc. (b)	103,712	2,540,944
Petroleum Helicopters, Inc. (non-voting) (b) (d)	174,260	4,705,020
Willbros Group, Inc. (b)	617,400	7,421,148

		140,149,549
Oil & Gas - Machinery/Equipment 0.9%
Input/Output, Inc. (b)	1,128,690	$5,090,392
Smith International, Inc. (b) (e)	342,800	14,233,056

		19,323,448
Oil & Gas - Refining/Marketing 0.3%
Frontier Oil Corporation	394,300	6,789,846
Oil & Gas - United States Exploration & Production 9.3%
Forest Oil Corporation (b) (e)	1,962,400	56,065,768
McMoRan Exploration Company (b) (d) (e)	837,500	15,703,125
Newfield Exploration Company (b)	280,100	12,475,654
Noble Energy, Inc. (e)	527,300	23,427,939
PetroQuest Energy, Inc. (b)	360,700	1,125,384
Pioneer Natural Resources Company (b)	342,000	10,920,060
Range Resources Corporation (b) (d)	4,132,300	39,050,235
Remington Oil & Gas Corporation (b)	470,900	9,272,021
Stone Energy Corporation (b) (e)	378,700	16,075,815
Tom Brown, Inc. (b)	419,200	13,519,200

		197,635,201
Paper & Paper Products 1.6%
Chesapeake Corporation (e)	557,780	14,770,014
Wausau-Mosinee Paper Corporation	1,369,700	18,518,344

		33,288,358
Pollution Control - Services 0.8%
Calgon Carbon Corporation (d)	2,584,600	16,050,366
Retail - Clothing/Shoes 1.6%
American Eagle Outfitters, Inc. (b)	692,100	11,350,440
Foot Locker, Inc. (e)	587,300	13,772,185
Too, Inc. (b) (e)	558,300	9,424,104

		34,546,729
Retail - Department Stores 0.1%
Dillards, Inc.	131,500	2,164,490
Retail - Major Discount Chains 0.2%
Shopko Stores, Inc. (b) (e)	299,580	4,568,595
Retail - Miscellaneous 1.1%
Barbeques Galore, Ltd. Sponsored ADR (d)	434,231	1,954,040
Sharper Image Corporation (b) (d) (e)	648,400	21,170,260

		23,124,300
Retail - Restaurants 0.3%
Darden Restaurants, Inc.	262,600	5,525,104
Steel - Producers 5.0%
IPSCO, Inc.	1,663,400	30,889,338
Roanoke Electric Steel Corporation	461,900	6,157,127
Steel Dynamics, Inc. (b) (e)	1,342,110	31,526,164
United States Steel Corporation (e)	1,052,200	36,848,044

		105,420,673
Steel - Specialty Alloys 2.2%
Carpenter Technology Corporation	643,250	19,020,903
GrafTech International, Ltd. (b)	2,062,300	27,841,050

		46,861,953
Telecommunications - Services 0.4%
Cincinnati Bell, Inc. (b)	1,652,800	8,346,640
Transportation - Airline 0.9%
Linea Aerea Nacional Chile SA Sponsored ADR	1,072,200	18,763,500
Transportation - Services 0.8%
EGL, Inc. (b) (e)	964,260	16,932,405

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2003

STRONG ADVISOR SMALL CAP VALUE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Transportation - Ship 0.4%
Omi Corporation (b)	931,100	$8,314,723
Transportation - Truck 0.8%
Covenant Transport, Inc. Class A (b) (d)	783,000	14,884,830
Overnite Corporation (b)	95,300	2,168,075

		17,052,905

Total Common Stocks ($1,414,758,493)		2,034,490,336

Short-Term Investments (a) 5.2%
Repurchase Agreements
ABN AMRO Inc. (Dated 12/31/03),0.95%, Due 1/02/04 (Repurchase proceeds $106,905,642); Collateralized by: United States Government & Agency (c)	$106,900,000	106,900,000
State Street Bank (Dated 12/31/03), 0.75%, Due 1/02/04 (Repurchase proceeds $3,423,743); Collateralized by: United States Government & Agency (c)	3,423,600	3,423,600

Total Short-Term Investments (Cost $110,323,600)		110,323,600

Total Investments in Securities (Cost $1,525, 082,093) 100.9%		2,144,813,936
Other Assets and Liabilities, Net (0.9%)		(19,045,322)
Net Assets 100.0%		$2,125,768,614

WRITTEN OPTIONS ACTIVITY

	Contracts	Premiums
Options outstanding at beginning of year	28,521	$5,669,788
Options written during the year	124,999	28,319,434
Options closed	(121,062)	(24,733,936)
Options expired	(5,965)	(755,493)
Options exercised	(3,671)	(656,548)

Options outstanding at end of year	22,822	$7,843,245

WRITTEN CALL OPTIONS DETAIL

	Contracts (100 shares per contract)	Value (Note 2)
Adolph Coors Company Class B
(Strike Price is $50.00. Expiration date is 1/16/04. Premium received is $31,867.)	50	$(30,750)
(Strike Price is $55.00. Expiration date is 1/16/04. Premium received is $48,898.)	200	(30,500)
(Strike Price is $55.00. Expiration date is 2/20/04. Premium received is $11,849.)	50	(11,000)
(Strike Price is $55.00. Expiration date is 4/16/04. Premium received is $42,548.)	150	(41,250)
Apex Silver Mines, Ltd.
(Strike Price is $12.50. Expiration date is 1/16/04. Premium received is $8,850.)	50	(42,250)
Applera Corporation-Applied Biosystems Group
(Strike Price is $20.00. Expiration date is 1/16/04. Premium received is $86,894.)	550	(56,375)
(Strike Price is $20.00. Expiration date is 2/20/04. Premium received is $15,699.)	100	(15,250)
(Strike Price is $20.00. Expiration date is 3/19/04. Premium received is $98,219.)	500	(88,750)
(Strike Price is $22.50. Expiration date is 3/19/04. Premium received is $46,598.)	300	(19,500)
Armor Holdings, Inc.
(Strike Price is $17.50. Expiration date is 5/21/04. Premium received is $296,436.)	350	$(318,500)
(Strike Price is $25.00. Expiration date is 5/21/04. Premium received is $91,696.)	350	(103,250)
BJ Services Company
(Strike Price is $30.00. Expiration date is 1/16/04. Premium received is $12,599.)	50	(29,250)
(Strike Price is $32.50. Expiration date is 1/16/04. Premium received is $109,725.)	425	(148,750)
(Strike Price is $35.00. Expiration date is 1/16/04. Premium received is $20,199.)	100	(15,250)
(Strike Price is $32.50. Expiration date is 4/16/04. Premium received is $13,599.)	50	(23,000)
(Strike Price is $35.00. Expiration date is 4/16/04. Premium received is $13,349.)	50	(15,625)
(Strike Price is $37.50. Expiration date is 4/16/04. Premium received is $8,100.)	50	(9,125)
(Strike Price is $35.00. Expiration date is 4/15/05. Premium received is $8,100.)	50	(15,625)
Black Box Corporation
(Strike Price is $45.00. Expiration date is 2/20/04. Premium received is $21,485.)	100	(28,250)
(Strike Price is $35.00. Expiration date is 3/19/04. Premium received is $481,477.)	500	(562,500)
(Strike Price is $40.00. Expiration date is 3/19/04. Premium received is $324,335.)	550	(376,750)
(Strike Price is $45.00. Expiration date is 3/19/04. Premium received is $36,398.)	200	(64,000)
(Strike Price is $40.00. Expiration date is 6/18/04. Premium received is $107,395.)	200	(157,000)
(Strike Price is $45.00. Expiration date is 6/18/04. Premium received is $56,397.)	200	(92,000)
Celestica, Inc.
(Strike Price is $12.50. Expiration date is 1/16/04. Premium received is $14,199.)	100	(25,750)
(Strike Price is $15.00. Expiration date is 1/16/04. Premium received is $81,696.)	500	(27,500)
Chesapeake Corporation
(Strike Price is $20.00. Expiration date is 2/20/04. Premium received is $89,546.)	150	(98,250)
(Strike Price is $22.50. Expiration date is 2/20/04. Premium received is $36,517.)	200	(80,000)
(Strike Price is $20.00. Expiration date is 5/21/04. Premium received is $59,397.)	200	(131,000)
Cirrus Logic, Inc.
(Strike Price is $7.50. Expiration date is 1/16/04. Premium received is $6,900.)	100	(5,000)
Credence Systems Corporation
(Strike Price is $12.50. Expiration date is 1/16/04. Premium received is $18,299.)	200	(19,000)
(Strike Price is $12.50. Expiration date is 2/20/04. Premium received is $13,294.)	100	(15,250)
(Strike Price is $15.00. Expiration date is 2/20/04. Premium received is $25,413.)	100	(5,250)
(Strike Price is $12.50. Expiration date is 5/21/04. Premium received is $19,747.)	100	(22,500)

STRONG ADVISOR SMALL CAP VALUE FUND (continued)

	Contracts (100 shares per contract)	Value (Note 2)
EGL, Inc.
(Strike Price is $15.00. Expiration date is 2/20/04. Premium received is $26,199.)	100	$(29,000)
(Strike Price is $17.50. Expiration date is 2/20/04. Premium received is $22,899.)	200	(20,500)
EarthLink, Inc.
(Strike Price is $7.50. Expiration date is 1/16/04. Premium received is $7,400.)	100	(25,250)
Eclipsys Corporation
(Strike Price is $10.00. Expiration date is 1/16/04. Premium received is $38,398.)	200	(34,500)
(Strike Price is $12.50. Expiration date is 1/16/04. Premium received is $13,349.)	150	(4,500)
(Strike Price is $10.00. Expiration date is 3/19/04. Premium received is $17,199.)	100	(22,750)
(Strike Price is $12.50. Expiration date is 3/19/04. Premium received is $24,899.)	200	(19,500)
(Strike Price is $15.00. Expiration date is 6/18/04. Premium received is $16,799.)	200	(14,500)
FMC Corporation
(Strike Price is $25.00. Expiration date is 1/16/04. Premium received is $26,699.)	100	(91,500)
(Strike Price is $25.00. Expiration date is 4/16/04. Premium received is $83,120.)	200	(185,000)
Foot Locker, Inc.
(Strike Price is $12.50. Expiration date is 1/16/04. Premium received is $13,253.)	47	(51,230)
(Strike Price is $20.00. Expiration date is 5/21/04. Premium received is $63,397.)	200	(82,000)
Forest Oil Corporation
(Strike Price is $25.00. Expiration date is 2/20/04. Premium received is $22,799.)	150	(57,000)
(Strike Price is $25.00. Expiration date is 5/21/04. Premium received is $10,600.)	50	(22,000)
Glamis Gold, Ltd.
(Strike Price is $15.00. Expiration date is 2/20/04. Premium received is $10,700.)	100	(25,000)
Goldcorp, Inc.
(Strike Price is $17.50. Expiration date is 4/16/04. Premium received is $10,200.)	100	(11,750)
H.B. Fuller Company
(Strike Price is $25.00. Expiration date is 2/20/04. Premium received is $15,699.)	100	(48,000)
Harmony Gold Mining Company, Ltd.
Sponsored ADR
(Strike Price is $15.00. Expiration date is 1/16/04. Premium received is $48,598.)	300	(44,250)
(Strike Price is $15.00. Expiration date is 2/20/04. Premium received is $12,841.)	150	(28,125)
(Strike Price is $15.00. Expiration date is 5/21/04. Premium received is $59,672.)	275	(68,063)
Headwaters, Inc.
(Strike Price is $15.00. Expiration date is 2/20/04. Premium received is $15,699.)	100	(47,000)
(Strike Price is $20.00. Expiration date is 2/20/04. Premium received is $12,199.)	100	(9,750)
JDA Software Group, Inc.
(Strike Price is $17.50. Expiration date is 4/16/04. Premium received is $337,884.)	700	$(117,250)
Manor Care, Inc.
(Strike Price is $32.50. Expiration date is 2/20/04. Premium received is $36,448.)	225	(54,562)
McMoRan Exploration Company
(Strike Price is $17.50. Expiration date is 2/20/04. Premium received is $1,285.)	5	(1,263)
(Strike Price is $17.50. Expiration date is 5/21/04. Premium received is $1,535.)	5	(1,725)
Meridian Gold, Inc.
(Strike Price is $12.50. Expiration date is 1/16/04. Premium received is $51,948.)	350	(72,625)
(Strike Price is $12.50. Expiration date is 4/16/04. Premium received is $32,398.)	200	(52,000)
(Strike Price is $15.00. Expiration date is 4/16/04. Premium received is $22,399.)	200	(23,500)
Noble Energy, Inc.
(Strike Price is $45.00. Expiration date is 5/21/04. Premium received is $13,364.)	45	(9,900)
(Strike Price is $50.00. Expiration date is 5/21/04. Premium received is $4,365.)	45	(3,150)
OM Group, Inc.
(Strike Price is $17.50. Expiration date is 4/16/04. Premium received is $218,090.)	300	(270,000)
(Strike Price is $20.00. Expiration date is 4/16/04. Premium received is $97,395.)	200	(137,000)
(Strike Price is $22.50. Expiration date is 4/16/04. Premium received is $55,047.)	150	(72,750)
OSI Systems, Inc.
(Strike Price is $17.50. Expiration date is 1/16/04. Premium received is $54,397.)	200	(35,500)
(Strike Price is $17.50. Expiration date is 4/16/04. Premium received is $45,636.)	200	(55,000)
Omnicare, Inc.
(Strike Price is $37.50. Expiration date is 1/16/04. Premium received is $21,199.)	100	(31,000)
(Strike Price is $35.00. Expiration date is 3/19/04. Premium received is $268,187.)	600	(357,000)
(Strike Price is $37.50. Expiration date is 3/19/04. Premium received is $5,850.)	50	(19,500)
OraSure Technologies, Inc.
(Strike Price is $7.50. Expiration date is 1/16/04. Premium received is $71,097.)	300	(19,500)
(Strike Price is $10.00. Expiration date is 1/16/04. Premium received is $29,648.)	300	(2,250)
Pegasus Solutions, Inc.
(Strike Price is $12.50. Expiration date is 1/16/04. Premium received is $7,995.)	100	(750)
(Strike Price is $10.00. Expiration date is 7/16/04. Premium received is $15,247.)	100	(18,250)

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2003

STRONG ADVISOR SMALL CAP VALUE FUND (continued)

	Contracts (100 shares per contract)	Value (Note 2)
R.H. Donnelley Corporation
(Strike Price is $35.00. Expiration date is 1/16/04. Premium received is $376,182.)	600	$(291,000)
(Strike Price is $40.00. Expiration date is 1/16/04. Premium received is $184,891.)	700	(50,750)
Sharper Image Corporation
(Strike Price is $30.00. Expiration date is 1/16/04. Premium received is $28,399.)	200	(55,500)
(Strike Price is $30.00. Expiration date is 2/20/04. Premium received is $166,692.)	600	(219,000)
(Strike Price is $25.00. Expiration date is 5/21/04. Premium received is $596,972.)	1,000	(850,000)
(Strike Price is $30.00. Expiration date is 5/21/04. Premium received is $76,746.)	250	(125,000)
(Strike Price is $35.00. Expiration date is 5/21/04. Premium received is $28,699.)	100	(25,500)
Shopko Stores, Inc.
(Strike Price is $12.50. Expiration date is 3/19/04. Premium received is $183,141.)	450	(136,125)
(Strike Price is $15.00. Expiration date is 3/19/04. Premium received is $41,398.)	200	(26,500)
Smith International, Inc.
(Strike Price is $35.00. Expiration date is 1/16/04. Premium received is $57,207.)	200	(132,000)
(Strike Price is $37.50. Expiration date is 1/16/04. Premium received is $28,299.)	150	(62,250)
(Strike Price is $40.00. Expiration date is 1/16/04. Premium received is $9,350.)	50	(10,000)
(Strike Price is $35.00. Expiration date is 4/16/04. Premium received is $56,697.)	100	(71,500)
(Strike Price is $37.50. Expiration date is 4/16/04. Premium received is $28,699.)	100	(51,500)
(Strike Price is $40.00. Expiration date is 4/16/04. Premium received is $37,048.)	150	(51,000)
Steel Dynamics, Inc.
(Strike Price is $15.00. Expiration date is 5/21/04. Premium received is $68,547.)	150	(132,000)
(Strike Price is $17.50. Expiration date is 5/21/04. Premium received is $51,398.)	200	(127,000)
Stone Energy Corporation
(Strike Price is $40.00. Expiration date is 1/16/04. Premium received is $7,850.)	50	(13,125)
Too, Inc.
(Strike Price is $15.00. Expiration date is 2/20/04. Premium received is $80,746.)	250	(58,750)
(Strike Price is $17.50. Expiration date is 2/20/04. Premium received is $15,499.)	150	(13,500)
United States Steel Corporation
(Strike Price is $22.50. Expiration date is 1/16/04. Premium received is $226,939.)	350	(437,500)
(Strike Price is $25.00. Expiration date is 1/16/04. Premium received is $356,033.)	650	(653,250)
(Strike Price is $35.00. Expiration date is 2/20/04. Premium received is $19,675.)	100	(22,750)
(Strike Price is $25.00. Expiration date is 4/16/04. Premium received is $377,832.)	550	(580,250)
(Strike Price is $30.00. Expiration date is 4/16/04. Premium received is $153,893)	450	(290,250)
York International Corporation
(Strike Price is $30.00. Expiration date is 2/20/04. Premium received is $193,391.)	200	$(139,000)
(Strike Price is $35.00. Expiration date is 2/20/04. Premium received is $44,446.)	200	(53,000)
(Strike Price is $35.00. Expiration date is 5/21/04. Premium received is $14,124.)	50	(17,500)
(Strike Price is $40.00. Expiration date is 5/21/04. Premium received is $10,700.)	100	(12,250)

	22,822	$(9,727,393)

STRONG ADVISOR U.S. VALUE FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 99.1%
Aerospace - Defense 2.7%
General Dynamics Corporation	9,000	$813,510
Lockheed Martin Corporation	24,400	1,254,160
Raytheon Company	165,000	4,956,600

		7,024,270
Auto Manufacturers 0.8%
General Motors Corporation	38,100	2,034,540
Banks - Midwest 0.3%
Provident Financial Group, Inc.	27,000	862,650
Banks - Money Center 6.1%
Bank of America Corporation	63,000	5,067,090
The Bank of New York Company, Inc.	35,000	1,159,200
Citigroup, Inc.	148,500	7,208,190
J.P. Morgan Chase & Company	70,000	2,571,100

		16,005,580
Banks - Northeast 0.8%
Banknorth Group, Inc.	55,000	1,789,150
Peoples Bank	11,400	371,640

		2,160,790
Banks - Southeast 0.6%
Compass Bancshares, Inc.	37,000	1,454,470
Banks - Super Regional 7.6%
Bank One Corporation	57,000	2,598,630
Charter One Financial, Inc.	44,415	1,534,538
KeyCorp	41,600	1,219,712
Mellon Financial Corporation	28,000	899,080
National City Corporation	36,500	1,238,810
Regions Financial Corporation	46,000	1,711,200
SouthTrust Corporation	39,600	1,296,108
U.S. Bancorp	92,800	2,763,584
Wachovia Corporation	67,100	3,126,189
Wells Fargo Company	59,000	3,474,510

		19,862,361
Beverages - Alcoholic 0.3%
Anheuser-Busch Companies, Inc.	13,000	684,840
Building - Maintenance & Services 2.2%
The ServiceMaster Company	490,000	5,708,500
Building Products - Wood 1.0%
Georgia-Pacific Corporation	18,400	564,328
Weyerhaeuser Company	31,200	1,996,800

		2,561,128

STRONG ADVISOR U.S. VALUE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Chemicals - Basic 1.0%
The Dow Chemical Company	40,000	$1,662,800
PPG Industries, Inc.	15,300	979,506

		2,642,306
Commercial Services - Miscellaneous 0.5%
ARAMARK Corporation Class B	48,000	1,316,160
Computer - IT Services 1.8%
International Business Machines Corporation	40,000	3,707,200
Unisys Corporation (b)	70,100	1,040,985

		4,748,185
Computer - Manufacturers 1.3%
Hewlett-Packard Company	150,000	3,445,500
Cosmetics - Personal Care 0.2%
Kimberly-Clark Corporation	11,000	649,990
Diversified Operations 3.9%
E.I. Du Pont de Nemours & Company	50,631	2,323,457
Emerson Electric Company	27,900	1,806,525
ITT Industries, Inc.	18,000	1,335,780
Loews Corporation	19,500	964,275
Time Warner, Inc. (b)	115,000	2,068,850
United Technologies Corporation	17,200	1,630,044

		10,128,931
Finance - Equity REIT 0.6%
Equity Office Properties Trust	30,000	859,500
Equity Residential Properties Trust	27,000	796,770

		1,656,270
Finance - Investment Management 0.6%
T. Rowe Price Group, Inc.	13,000	616,330
Waddell & Reed Financial, Inc. Class A	39,000	914,940

		1,531,270
Finance - Savings & Loan 0.8%
Washington Mutual, Inc.	50,000	2,006,000
Financial Services - Miscellaneous 0.7%
American Express Company	38,000	1,832,740
Food - Meat Products 0.1%
Tyson Foods, Inc. Class A	18,000	238,320
Food - Miscellaneous Preparation 5.6%
Del Monte Foods Company (b)	570,000	5,928,000
General Mills, Inc.	15,300	693,090
Kraft Foods, Inc. Class A	168,900	5,441,958
Sara Lee Corporation	115,000	2,496,650

		14,559,698
Insurance - Accident & Health 0.9%
AFLAC, Inc.	65,000	2,351,700
Insurance - Brokers 0.2%
Marsh & McLennan Companies, Inc.	12,600	603,414
Insurance - Diversified 2.7%
American International Group, Inc.	58,500	3,877,380
John Hancock Financial Services, Inc.	24,500	918,750
Principal Financial Group, Inc.	25,300	836,671
Prudential Financial, Inc.	34,100	1,424,357

		7,057,158
Insurance - Life 0.4%
Lincoln National Corporation	25,000	1,009,250
Insurance - Property/Casualty/Title 3.2%
The Allstate Corporation	32,000	$1,376,640
Chubb Corporation	16,500	1,123,650
Hartford Financial Services Group, Inc.	21,800	1,286,854
SAFECO Corporation	71,000	2,764,030
The St. Paul Companies, Inc.	20,300	804,895
Travelers Property and Casualty Corporation Class B	60,309	1,023,444

		8,379,513
Leisure - Hotels & Motels 0.4%
Marriott International, Inc. Class A	23,000	1,062,600
Leisure - Movies & Related 0.7%
Metro-Goldwyn-Mayer, Inc. (b)	100,000	1,709,000
Leisure - Photo Equipment/Related 0.2%
Eastman Kodak Company	24,200	621,214
Leisure - Services 0.6%
The Walt Disney Company	62,000	1,446,460
Machinery - Construction/Mining 0.5%
Caterpillar, Inc.	16,000	1,328,320
Machinery - Farm 0.6%
Deere & Company	26,000	1,691,300
Media - Cable TV 1.1%
Comcast Corporation Class A (b)	58,974	1,938,475
Cox Communications, Inc. Class A (b)	25,400	875,030

		2,813,505
Media - Newspapers 0.9%
Gannett Company, Inc.	26,200	2,335,992
Media - Periodicals 0.3%
Readers Digest Association, Inc. Class A	47,900	702,214
Media - Radio/TV 3.7%
Clear Channel Communications, Inc.	80,000	3,746,400
Liberty Media Corporation Class A (b)	315,000	3,745,350
Viacom, Inc. Class B	49,700	2,205,686

		9,697,436
Medical - Ethical Drugs 2.3%
Bristol-Myers Squibb Company	60,400	1,727,440
Merck & Company, Inc.	65,000	3,003,000
Schering-Plough Corporation	75,000	1,304,250

		6,034,690
Medical - Hospitals 2.3%
HCA, Inc.	140,000	6,014,400
Medical - Wholesale Drugs/Sundries 0.9%
McKesson Corporation	72,000	2,315,520
Medical/Dental - Services 0.1%
Medco Health Solutions, Inc. (b)	7,839	266,447
Medical/Dental - Supplies 1.8%
Sola International, Inc. (b)	243,500	4,577,800
Metal Ores - Miscellaneous 1.6%
Alcoa, Inc.	52,100	1,979,800
Phelps Dodge Corporation (b)	30,000	2,282,700

		4,262,500

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2003

STRONG ADVISOR U.S. VALUE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Oil & Gas - International Exploration & Production 2.9%
Kerr McGee Corporation	129,000	$5,997,210
Unocal Corporation	40,200	1,480,566

		7,477,776
Oil & Gas - International Integrated 7.3%
ChevronTexaco Corporation	48,000	4,146,720
ConocoPhillips	49,000	3,212,930
Exxon Mobil Corporation	282,000	11,562,000

		18,921,650
Oil & Gas - United States Exploration & Production 2.5%
Devon Energy Corporation	115,000	6,584,900
Paper & Paper Products 0.6%
International Paper Company	39,300	1,694,223
Pollution Control - Services 1.7%
Waste Management, Inc.	147,000	4,351,200
Retail - Department Stores 1.0%
Federated Department Stores, Inc.	25,000	1,178,250
May Department Stores Company	44,793	1,302,133

		2,480,383
Retail - Drug Stores 0.4%
CVS Corporation	28,200	1,018,584
Retail - Restaurants 1.6%
McDonald’s Corporation	163,000	4,047,290
Retail - Super/Mini Markets 1.1%
The Kroger Company (b)	150,000	2,776,500
Soap & Cleaning Preparations 0.9%
The Procter & Gamble Company	23,000	2,297,240
Telecommunications - Services 4.9%
ALLTEL Corporation	19,000	885,020
AT&T Corporation	39,400	799,820
BellSouth Corporation	80,000	2,264,000
SBC Communications, Inc.	148,400	3,868,788
Sprint Corporation	51,000	837,420
Verizon Communications, Inc.	117,000	4,104,360

		12,759,408
Telecommunications - Wireless Equipment 0.4%
Motorola, Inc.	70,000	984,900
Tobacco 1.8%
Altria Group, Inc.	55,000	2,993,100
Loews Corp - Carolina Group	67,700	1,708,748

		4,701,848
Transportation - Air Freight 0.3%
FedEx Corporation	12,000	810,000
Transportation - Rail 0.8%
Burlington Northern Santa Fe Corporation	24,800	802,280
Norfolk Southern Corporation	50,000	1,182,500

		1,984,780
Utility - Electric Power 5.1%
Consolidated Edison, Inc.	27,000	1,161,270
Duke Energy Corporation	70,000	1,431,500
Exelon Corporation	26,200	1,738,632
FPL Group, Inc.	26,600	1,740,172
FirstEnergy Corporation	169,500	5,966,400
The Southern Company	42,000	1,270,500

		13,308,474
Utility - Gas Distribution 0.9%
CenterPoint Energy, Inc.	99,400	$963,186
Vectren Corporation	56,700	1,397,655

		2,360,841

Total Common Stocks (Cost $209,232,377)		257,954,929

Short-Term Investments (a) 2.2%
Collateral Received For Securities Lending (f) 1.4%
Navigator Prime Portfolio	3,584,475	3,584,475
Repurchase Agreements 0.8%
ABN AMRO Inc. (Dated 12/31/03), 0.95%, Due 1/02/04 (Repurchase proceeds $400,021); Collateralized by: United States Government & Agency Issues (c)	$400,000	400,000
State Street Bank (Dated 12/31/03), 0.75%, Due 1/02/04 (Repurchase proceeds $1,584,266); Collateralized by: United States Government & Agency Issues (c)	1,584,200	1,584,200

		1,984,200

Total Short-Term Investments (Cost $5,568,675)		5,568,675

Total Investments in Securities (Cost $214,801,052) 101.3%		263,523,604
Other Assets and Liabilities, Net (1.3%)		(3,252,423)

Net Assets 100.0%		$260,271,181

STRONG ADVISOR ENDEAVOR LARGE CAP FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 100.2%
Apparel - Shoes & Related Manufacturing 1.3%
NIKE, Inc. Class B	7,220	$494,281
Banks - Money Center 3.5%
Citigroup, Inc.	26,955	1,308,396
Beverages - Alcoholic 0.5%
Anheuser-Busch Companies, Inc.	3,610	190,175
Commercial Services - Schools 2.0%
Career Education Corporation (b)	19,053	763,454
Computer - Data Storage 1.9%
EMC Corporation (b)	54,630	705,820
Computer - Local Networks 5.1%
Cisco Systems, Inc. (b)	63,035	1,531,120
Polycom, Inc. (b)	20,145	393,231

		1,924,351
Computer - Manufacturers 1.9%
Dell, Inc. (b)	20,700	702,972
Computer Software - Desktop 1.1%
Microsoft Corporation	14,640	403,186
Computer Software - Education/Entertainment 3.1%
Electronic Arts, Inc. (b)	24,320	1,162,010
Computer Software - Enterprise 1.3%
SAP AG Sponsored ADR	11,450	475,862

STRONG ADVISOR ENDEAVOR LARGE CAP FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Diversified Operations 7.2%
Honeywell International, Inc.	22,890	$765,213
Tyco International, Ltd.	73,275	1,941,788

		2,707,001
Electronics - Scientific Measuring 2.6%
Teradyne, Inc. (b)	38,310	974,990
Electronics – Semiconductor Manufacturing 11.2%
Intel Corporation	65,440	2,107,168
KLA-Tencor Corporation (b)	5,170	303,324
Taiwan Semiconductor Manufacturing Company, Ltd. Sponsored ADR (b)	139,550	1,428,992
Texas Instruments, Inc.	13,780	404,856

		4,244,340
Finance - Consumer/Commercial Loans 1.0%
SLM Corporation	10,150	382,452
Finance - Investment Brokers 1.1%
Lehman Brothers Holdings, Inc.	5,550	428,571
Finance - Mortgage & Related Services 1.8%
Countrywide Financial Corporation	9,080	688,718
Household - Consumer Electronics 1.6%
Harman International Industries, Inc.	7,980	590,360
Insurance - Diversified 1.4%
American International Group, Inc.	8,090	536,205
Internet - Content 2.5%
Yahoo! Inc. (b)	21,180	956,701
Internet - E*Commerce 0.6%
eBay, Inc. (b)	3,310	213,793
Leisure - Gaming/Equipment 2.0%
International Game Technology	21,460	766,122
Leisure - Services 2.8%
Royal Caribbean Cruises, Ltd.	30,940	1,076,403
Leisure - Toys/Games/Hobby 1.3%
Marvel Enterprises, Inc. (b)	16,705	486,283
Machinery - Farm 1.8%
Deere & Company	10,330	671,967
Media - Cable TV 3.5%
EchoStar Communications Corporation Class A (b)	38,440	1,306,960
Media - Newspapers 0.8%
The E.W. Scripps Company Class A	3,030	285,244
Media - Radio/TV 0.8%
Clear Channel Communications, Inc.	6,490	303,927
Medical - Biomedical/Biotechnology 5.0%
Amgen, Inc. (b)	16,880	1,043,184
Genzyme Corporation (b)	13,660	673,984
Gilead Sciences, Inc. (b)	3,230	187,792

		1,904,960
Medical - Drug/Diversified 2.3%
Johnson & Johnson	17,019	$879,202
Medical - Ethical Drugs 4.8%
Medicis Pharmaceutical Corporation Class A	5,350	381,455
Pfizer, Inc.	40,394	1,427,120

		1,808,575
Medical - Generic Drugs 1.2%
Teva Pharmaceutical Industries, Ltd. ADR	7,900	448,009
Medical – Health Maintenance Organizations 1.1%
Anthem, Inc.(b)	5,785	433,875
Medical - Products 2.5%
Boston Scientific Corporation (b)	14,720	541,107
Medtronic, Inc.	8,280	402,490

		943,597
Oil & Gas - Drilling 3.8%
ENSCO International, Inc.	14,190	385,542
Nabors Industries, Ltd. (b)	16,970	704,255
Transocean, Inc. (b)	15,170	364,231

		1,454,028
Oil & Gas - International Integrated 0.8%
Suncor Energy, Inc.	11,770	294,956
Retail - Home Furnishings 0.8%
Bed Bath & Beyond, Inc. (b)	6,920	299,982
Retail - Major Discount Chains 2.4%
Target Corporation	9,790	375,936
Wal-Mart Stores, Inc.	10,100	535,805

		911,741
Retail/Wholesale - Building Products 3.3%
The Home Depot, Inc.	16,390	581,681
Lowe’s Companies, Inc.	11,750	650,832

		1,232,513
Telecommunications - Wireless Equipment 0.8%
Telefonaktiebolaget LM Ericsson Sponsored ADR (b)	17,080	302,316
Telecommunications - Wireless Services 4.0%
Nextel Communications, Inc. Class A (b)	54,240	1,521,974
Trucks & Parts - Heavy Duty 1.7%
Navistar International Corporation (b)	13,630	652,740

Total Common Stocks (Cost $31,365,651)		37,839,012

Short-Term Investments (a) 0.2%
Repurchase Agreements
State Street Bank (Dated 12/31/03), 0.75%, Due 1/02/04 (Repurchase proceeds $68,403); Collateralized by: United States Government & Agency Issues (c)	$68,400	68,400

Total Short-Term Investments (Cost $68,400)		68,400

Total Investments in Securities (Cost $31,434,051) 100.4%		37,907,412
Other Assets and Liabilities, Net (0.4%)		(156,943)

Net Assets 100.0%		$37,750,469

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2003

STRONG ADVISOR FOCUS FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 97.6%
Building - Heavy Construction 1.8%
Chicago Bridge & Iron Company NV	1,900	$54,910
Commercial Services - Miscellaneous 3.7%
Paychex, Inc.	3,100	115,320
Commercial Services - Schools 6.9%
Apollo Group, Inc. Class A (b)	2,000	136,000
Corinthian Colleges, Inc. (b)	1,400	77,784

		213,784
Computer - Local Networks 7.5%
Cisco Systems, Inc. (b)	4,300	104,447
Polycom, Inc. (b)	2,900	56,608
QLogic Corporation (b)	1,400	72,240

		233,295
Computer - Manufacturers 6.8%
Dell, Inc. (b)	6,200	210,552
Computer Software - Education/Entertainment 1.5%
Electronic Arts, Inc. (b)	1,000	47,780
Computer Software - Enterprise 1.8%
VERITAS Software Corporation (b)	1,500	55,740
Electronics - Semiconductor Manufacturing 11.5%
Analog Devices, Inc.	3,400	155,210
Credence Systems Corporation (b)	2,900	38,164
Intel Corporation	3,900	125,580
Silicon Laboratories, Inc. (b)	900	38,898

		357,852
Finance - Mortgage & Related Services 2.9%
Doral Financial Corporation	2,850	91,998
Financial Services - Miscellaneous 0.3%
Modem Media, Inc. (b)	1,000	8,170
Internet - E*Commerce 5.4%
eBay, Inc. (b)	2,600	167,934
Leisure - Toys/Games/Hobby 2.8%
Marvel Enterprises, Inc. (b)	3,000	87,330
Media - Cable TV 2.2%
EchoStar Communications Corporation Class A (b)	1,400	47,600
Hughes Electronics Corporation (b)	1,235	20,439

		68,039
Medical - Biomedical/Biotechnology 12.1%
Digene Corporation (b)	1,900	76,190
Genzyme Corporation (b)	2,700	133,218
Gilead Sciences, Inc. (b)	2,900	168,606

		378,014
Medical - Products 5.8%
Boston Scientific Corporation (b)	3,100	113,956
OraSure Technologies, Inc. (b)	8,600	68,456

		182,412
Medical/Dental - Services 1.5%
Inveresk Research Group, Inc. (b)	1,900	46,987
Oil & Gas - Machinery/Equipment 2.0%
Smith International, Inc. (b)	1,500	62,280
Oil & Gas - United States Exploration & Production 3.4%
Brigham Exploration Company (b)	4,000	$32,116
XTO Energy, Inc.	2,600	73,580

		105,696
Retail - Clothing/Shoes 7.7%
Chicos FAS, Inc. (b)	1,000	36,950
Coach, Inc. (b)	2,600	98,150
Ross Stores, Inc.	4,000	105,720

		240,820
Retail - Miscellaneous 4.1%
PETCO Animal Supplies, Inc. (b)	2,100	63,945
PETsMART, Inc.	2,700	64,260

		128,205
Retail/Wholesale - Building Products 1.8%
The Home Depot, Inc.	1,600	56,784
Telecommunications - Fiber Optics 1.9%
Corning, Inc. (b)	5,800	60,494
Transportation - Airline 2.2%
AirTran Holdings, Inc. (b)	1,100	13,090
JetBlue Airways Corporation (b)	2,100	55,692

		68,782

Total Common Stocks (Cost $2,303,216)		3,043,178

Preferred Stocks 0.1%
Media - Cable TV 0.1%
News Corporation, Ltd. Sponsored ADR	138	4,175

Total Preferred Stocks (Cost $4,016)		4,175

Short-Term Investments (a) 2.8%
Repurchase Agreements
State Street Bank (Dated 12/31/03), 0.75%, Due 1/02/04 (Repurchase proceeds $87,704); Collateralized by: United States Government & Agency Issues (c)	$87,700	87,700

Total Short-Term Investments (Cost $87,700)		87,700

Total Investments in Securities (Cost $2,394,932) 100.5%		3,135,053
Other Assets and Liabilities, Net (0.5%)		(14,879)

Net Assets 100.0%		$3,120,174

WRITTEN OPTIONS ACTIVITY

	Contracts	Premiums
Options outstanding at beginning of period	—	$—
Options written during the period	38	9,486
Options closed	(38)	(9,486)
Options expired	—	—
Options exercised	—	—

Options outstanding at end of period	—	$—

STRONG ADVISOR INTERNATIONAL CORE FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 96.3%
Australia 1.7%
BHP Billiton, Ltd.	2,400	$21,798
BlueScope Steel, Ltd.	800	3,369

		25,167
Belgium 0.9%
Fortis	700	14,079
Bermuda 0.6%
Jardine Matheson Holdings, Ltd.	965	8,782
Brazil 1.2%
Companhia Vale do Rio Doce Sponsored ADR (b)	300	17,550
Canada 2.9%
Bank of Nova Scotia	300	15,229
Encana Corporation	700	27,542

		42,771
Finland 0.9%
UPM-Kymmene Oyj	700	13,348
France 11.8%
Accor SA	400	18,077
Altran Technologies SA (b)	1,466	18,927
Aventis SA	300	19,829
BNP Paribas SA	300	18,900
Essilor International SA	400	20,625
Groupe Danone Sponsored ADR	900	29,241
L’Oreal SA	400	32,757
Total SA Sponsored ADR	200	18,502

		176,858
Germany 7.2%
DaimlerChrysler AG	400	18,487
Deutsche Bank AG	225	18,475
E.On AG	300	19,535
Puma AG	100	17,664
Schering AG	280	14,187
Siemens AG	250	19,888

		108,236
Hong Kong 2.9%
Hutchison Whampoa, Ltd.	3,000	22,139
Swire Pacific, Ltd. A Shares	3,400	21,023

		43,162
Ireland 2.6%
Bank of Ireland	1,700	23,136
Ryanair Holdings PLC ADR (b)	300	15,192

		38,328
Italy 4.5%
Credito Italiano SA	2,900	15,631
ENI Spa	1,800	34,010
Telecom Italia Spa (b)	5,951	17,587

		67,228
Japan 17.2%
Canon, Inc. ADR	600	28,584
The Daimaru, Inc.	2,000	11,166
Disco Corporation	300	17,064
East Japan Railway Company	3	14,113
Hankyu Department Stores, Inc.	2,000	13,449
Hitachi, Ltd.	4,000	23,917
House Foods Corporation	1,000	11,310
Komatsu, Ltd.	4,800	30,439
Lawson, Inc.	400	13,712
Mitsubishi Heavy Industries, Ltd.	5,100	14,192
Nintendo Company, Ltd.	150	$13,978
Nippon Telegraph and Telephone Corporation
Sponsored ADR	800	19,648
Tokyo Gas Company, Ltd.	5,000	17,792
Toyota Motor Corporation	800	27,317

		256,681
Mexico 1.8%
America Movil ADR Series L	400	10,936
Wal-Mart de Mexico SA de CV	5,400	15,443

		26,379
Netherlands 4.8%
ING Groep NV	1,100	25,668
Koninklijke Philips Electronics NV Sponsored
ADR - New York Registry Shares	600	17,454
Royal Dutch Petroleum Company - New York Shares	300	15,717
STMicroelectronics NV	500	13,536

		72,375
Singapore 3.2%
DBS Group Holdings, Ltd.	2,600	22,526
Flextronics International, Ltd. (b)	1,200	17,808
Singapore Technologies Engineering, Ltd.	6,000	7,220

		47,554
South Africa 1.3%
Gold Fields, Ltd. Sponsored ADR	1,400	19,516
South Korea 1.6%
KT Corporation Sponsored ADR	400	7,628
Samsung Electronics	45	17,025

		24,653
Spain 2.5%
Banco Santander Central Hispano SA	1,600	19,009
Telefonica SA Sponsored ADR (b)	414	18,295

		37,304
Sweden 3.4%
Autoliv, Inc.	900	34,185
Sandvik AB	500	17,249

		51,434
Switzerland 5.2%
Nestle SA	90	22,415
Novartis AG Sponsored ADR	500	22,945
UBS AG Registered	235	16,040
Zurich Financial Services AG (b)	110	15,858

		77,258
United Kingdom 18.1%
Anglo American PLC	1,700	36,865
BP PLC Sponsored ADR	350	17,273
Boots Group PLC	750	9,266
Diageo PLC	1,600	20,989
Exel PLC	900	11,871
GlaxoSmithKline PLC Sponsored ADR	300	13,986
HSBC Holdings PLC	1,200	18,914
HSBC Holdings PLC	500	7,853
Lloyds TSB Group PLC	1,800	14,426
Reed Elsevier PLC	1,800	15,008
Royal Bank of Scotland PLC	800	23,560
Tesco PLC	7,600	34,978
United Utilities PLC (b)	1,200	10,617
Vodafone Group PLC	14,200	35,193

		270,799

Total Common Stocks (Cost $ 1,112,585)		1,439,462

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2003

STRONG ADVISOR INTERNATIONAL CORE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Short-Term Investments (a) 2.9%
Repurchase Agreements
State Street Bank (Dated 12/31/03), 0.75%, Due 1/02/04 (Repurchase proceeds $43,102); Collateralized by: United States Government & Agency Issues (c)	$43,100	$43,100

Total Short-Term Investments (Cost $43,100)		43,100

Total Investments in Securities (Cost $1,155,685) 99.2%		1,482,562
Other Assets and Liabilities, Net 0.8%		11,962

Net Assets 100.0%		$1,494,524

STRONG ADVISOR SELECT FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 99.2%
Banks - Money Center 3.6%
Citigroup, Inc.	61,155	$2,968,464
Commercial Services - Schools 4.1%
Career Education Corporation (b)	84,800	3,397,936
Computer - Local Networks 6.4%
Cisco Systems, Inc. (b)	163,850	3,979,916
Polycom, Inc. (b)	67,709	1,321,680

		5,301,596
Computer - Manufacturers 1.9%
Dell, Inc. (b)	45,675	1,551,123
Computer Software - Education/Entertainment 3.1%
Electronic Arts, Inc. (b)	53,600	2,561,008
Computer Software - Enterprise 1.0%
SAP AG Sponsored ADR	19,600	814,576
Diversified Operations 4.8%
Tyco International, Ltd.	149,180	3,953,270
Electronics - Miscellaneous Components 1.1%
Vishay Intertechnology, Inc. (b)	37,700	863,330
Electronics - Scientific Measuring 2.9%
Teradyne, Inc. (b)	93,000	2,366,850
Electronics - Semiconductor Manufacturing 11.0%
Intel Corporation	153,000	4,926,600
Taiwan Semiconductor Manufacturing Company, Ltd. Sponsored ADR (b)	311,900	3,193,856
Texas Instruments, Inc.	30,800	904,904

		9,025,360
Household - Consumer Electronics 3.8%
Harman International Industries, Inc.	42,730	3,161,165
Internet - Content 5.0%
Yahoo! Inc. (b)	90,910	4,106,405
Leisure - Gaming/Equipment 1.8%
International Game Technology	40,800	$1,456,560
Leisure - Services 4.7%
Royal Caribbean Cruises, Ltd.	110,000	3,826,900
Leisure - Toys/Games/Hobby 7.4%
Marvel Enterprises, Inc. (b)	209,190	6,089,521
Media - Cable TV 4.8%
EchoStar Communications Corporation Class A (b)	116,820	3,971,880
Medical - Biomedical/Biotechnology 4.9%
Amgen, Inc. (b)	30,330	1,874,394
Genzyme Corporation (b)	43,800	2,161,092

		4,035,486
Medical - Ethical Drugs 2.0%
Medicis Pharmaceutical Corporation Class A	23,600	1,682,680
Medical - Generic Drugs 1.0%
Teva Pharmaceutical Industries, Ltd. ADR	14,030	795,641
Medical - Health Maintenance Organizations 3.8%
Anthem, Inc. (b)	41,480	3,111,000
Medical - Products 2.3%
Cyberonics, Inc. (b)	60,100	1,923,801
Medical - Systems/Equipment 0.8%
Varian Medical Systems, Inc. (b)	8,915	616,026
Oil & Gas - Drilling 5.4%
ENSCO International, Inc.	61,760	1,678,019
Nabors Industries, Ltd. (b)	66,935	2,777,803

		4,455,822
Oil & Gas - International Integrated 1.0%
Suncor Energy, Inc.	33,300	834,498
Retail/Wholesale - Building Products 2.4%
Lowe’s Companies, Inc.	36,300	2,010,657
Telecommunications - Wireless Services 4.1%
Nextel Communications, Inc. Class A (b)	119,800	3,361,588
Transportation - Airline 1.1%
AirTran Holdings, Inc. (b)	77,200	918,680
Trucks & Parts - Heavy Duty 3.0%
Navistar International Corporation (b)	50,600	2,423,234

Total Common Stocks (Cost $65,848,140)		81,585,057

STRONG ADVISOR SELECT FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Short-Term Investments (a) 1.6%
Repurchase Agreements
ABN AMRO Inc. (Dated12/31/03), 0.95%, Due 1/02/2004 (Repurchase proceeds $200,011); Collateralized by: United States Government & Agency Issues (c)	$200,000	$200,000
State Street Bank (Dated 12/31/03), 0.75%, Due 1/02/04 (Repurchase proceeds $1,086,945); Collateralized by: United States Government & Agency Issues (c)	1,086,900	1,086,900

Total Short-Term Investments (Cost $ 1,286,900)		1,286,900

Total Investments in Securities (Cost $ 67,135,040) 100.8%		82,871,957
Other Assets and Liabilities, Net (0.8%)		(615,285)

Net Assets 100.0%		$82,256,672

STRONG ADVISOR TECHNOLOGY FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 95.0%
Commercial Services - Security/Safety 2.9%
Mine Safety Appliances Company	800	$63,608
Computer - Data Storage 4.7%
Overland Storage, Inc. (b)	1,000	18,800
Seagate Technology (b)	4,400	83,160

		101,960
Computer - Integrated Systems 1.7%
Stratasys, Inc. (b)	1,350	36,801
Computer - IT Services 5.8%
Computer Sciences Corporation (b)	800	35,384
International Business Machines Corporation	1,000	92,680

		128,064
Computer - Local Networks 5.7%
Brocade Communications Systems, Inc. (b)	5,100	29,478
Cisco Systems, Inc. (b)	1,400	34,006
Digi International, Inc. (b)	6,400	61,440

		124,924
Computer - Manufacturers 2.6%
Dell, Inc. (b)	1,700	57,732
Computer - Software Design 4.3%
MSC Software Corporation (b)	4,900	46,305
Magma Design Automation (b)	1,300	30,342
Nassda Corporation (b)	1,500	10,875
Verisity, Ltd. (b)	600	7,650

		95,172
Computer Software - Desktop 2.9%
Microsoft Corporation	2,300	63,342
Computer Software - Enterprise 1.4%
Nuance Communications, Inc. (b)	4,100	31,324
Computer Software - Financial 3.1%
Corillian Corporation (b)	6,300	39,753
DST Systems, Inc. (b)	650	27,144

		66,897
Computer Software - Security 2.5%
SafeNet, Inc. (b)	1,100	$33,847
VeriSign, Inc. (b)	1,300	21,190

		55,037
Electronics - Military Systems 2.2%
DRS Technologies, Inc. (b)	1,700	47,226
Electronics - Miscellaneous Components 3.7%
Benchmark Electronics, Inc. (b)	2,300	80,063
Electronics - Scientific Measuring 1.2%
FEI Company (b)	1,200	27,000
Electronics - Semiconductor Manufacturing 25.1%
ARM Holdings PLC Sponsored ADR (b)	3,200	22,080
ASM International NV (b)	1,600	32,384
Asyst Technologies, Inc. (b)	1,500	26,025
IXYS Corporation (b)	3,300	30,855
Intel Corporation	2,600	83,720
LSI Logic Corporation (b)	5,100	45,237
Linear Technology Corporation	2,050	86,243
LogicVision, Inc. (b)	1,600	7,200
Photronics, Inc. (b)	2,100	41,832
Pixelworks, Inc. (b)	5,000	55,200
Sigma Designs, Inc. (b)	3,000	22,590
Texas Instruments, Inc.	2,400	70,512
Xilinx, Inc. (b)	700	27,118

		550,996
Internet - E*Commerce 2.9%
eBay, Inc. (b)	1,000	64,590
Internet - Network Security/Solutions 1.2%
RADWARE, Ltd. (b)	1,000	27,250
Internet - Software 7.0%
BEA Systems, Inc. (b)	1,600	19,680
DoubleClick, Inc. (b)	1,900	19,418
Embarcadero Technologies, Inc. (b)	1,800	28,710
F5 Networks, Inc. (b)	1,100	27,610
Marimba, Inc. (b)	10,700	58,850

		154,268
Medical - Biomedical/Biotechnology 2.8%
Gilead Sciences, Inc. (b)	600	34,884
Martek Biosciences Corporation (b)	400	25,988

		60,872
Medical - Genetics 2.5%
Diversa Corporation (b)	1,700	15,725
Genencor International, Inc. (b)	2,500	39,375

		55,100
Oil & Gas - Machinery/Equipment 1.1%
FMC Technologies, Inc. (b)	1,000	23,300
Telecommunications - Wireless Equipment 7.7%
Garmin, Ltd.	570	31,054
NMS Communications Corporation (b)	12,600	78,624
REMEC, Inc. (b)	2,500	21,025
Trimble Navigation, Ltd. (b)	1,000	37,240

		167,943

Total Common Stocks (Cost $ 1,761,108)		2,083,469

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2003

STRONG ADVISOR TECHNOLOGY FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Short-Term Investments (a) 1.0%
Repurchase Agreements
State Street Bank (Dated 12/31/03), 0.75%, Due 1/02/04 (Repurchase proceeds $21,901); Collateralized by: United States Government & Agency Issues (c)	$21,900	$21,900

Total Short-Term Investments (Cost $ 21,900)		21,900

Total Investments in Securities (Cost $ 1,783,008) 96.0%		2,105,369
Other Assets and Liabilities, Net 4.0%		88,122

Net Assets 100.0%		$2,193,491

STRONG ADVISOR U.S. SMALL/MID CAP GROWTH FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 98.7%
Auto/Truck - Original Equipment 1.7%
A.S.V., Inc. (b)	2,450	$91,532
Building - Resident/Commercial 1.4%
Meritage Corporation (b)	1,200	79,572
Commercial Services - Miscellaneous 1.0%
Portfolio Recovery Associates, Inc. (b)	1,975	52,436
Commercial Services - Schools 4.7%
Career Education Corporation (b)	3,742	149,942
Corinthian Colleges, Inc. (b)	2,030	112,787

		262,729
Computer - IT Services 3.3%
Cognizant Technology Solutions Corporation (b)	1,725	78,729
SRA International, Inc. Class A (b)	2,430	104,733

		183,462
Computer - Local Networks 1.1%
Foundry Networks, Inc. (b)	2,235	61,150
Computer - Manufacturers 2.0%
Cray, Inc. (b)	11,235	111,564
Computer - Software Design 1.2%
Magma Design Automation (b)	2,745	64,068
Computer Software - Desktop 1.2%
Sonic Solutions (b)	4,500	68,850
Computer Software - Medical 5.8%
Cerner Corporation (b)	2,345	88,758
eResearch Technology, Inc. (b)	4,602	116,983
IDX Systems Corporation (b)	4,385	117,606

		323,347
Computer Software - Security 2.0%
Netscreen Technologies, Inc. (b)	4,405	109,024
Electronics - Contract Manufacturing 1.2%
TTM Technologies, Inc. (b)	3,900	65,832
Electronics - Miscellaneous Components 1.0%
Applied Films Corporation (b)	1,665	54,978
Electronics - Scientific Measuring 1.0%
Cognex Corporation	1,975	55,774
Electronics - Semiconductor Manufacturing 20.6%
Cabot Microelectronics Corporation (b)	1,020	$49,980
Cree, Inc. (b)	6,435	113,835
Cymer, Inc. (b)	1,060	48,961
ESS Technology, Inc. (b)	6,805	115,753
Integrated Circuit Systems, Inc. (b)	1,765	50,285
Integrated Silicon Solution, Inc. (b)	6,880	107,810
Lexar Media, Inc. (b)	7,035	122,620
OmniVision Technologies, Inc. (b)	1,855	102,489
Power Integrations, Inc. (b)	1,500	50,190
Rudolph Technologies, Inc. (b)	4,180	102,577
SanDisk Corporation (b)	2,170	132,674
Trident Microsystems, Inc. (b)	8,258	143,846

		1,141,020
Finance - Consumer/Commercial Loans 1.5%
United Panam Financial Corporation (b)	4,860	81,211
Financial Services - Miscellaneous 2.0%
Investors Financial Services Corporation	2,815	108,124
Insurance - Property/Casualty/Title 1.5%
ProAssurance Corporation (b)	2,520	81,018
Internet - E*Commerce 3.2%
Netflix, Inc. (b)	2,350	128,521
University of Phoenix Online (b)	715	49,285

		177,806
Internet - Internet Service Provider 1.9%
United Online, Inc. (b)	6,160	103,426
Internet - Network Security/Solutions 0.7%
iPass, Inc. (b)	2,465	39,514
Medical - Biomedical/Biotechnology 1.5%
Ciphergen Biosystems, Inc. (b)	7,530	84,637
Medical - Drug/Diversified 2.0%
Salix Pharmaceuticals, Ltd. (b)	4,955	112,330
Medical - Generic Drugs 2.4%
American Pharmaceutical Partners, Inc. (b)	3,900	131,040
Medical - Nursing Homes 4.1%
Odyssey Healthcare, Inc. (b)	3,667	107,296
VistaCare, Inc. Class A (b)	3,400	119,510

		226,806
Medical - Products 3.0%
EPIX Medical, Inc. (b)	4,470	72,772
I-Flow Corporation (b)	6,830	95,005

		167,777
Medical/Dental - Services 2.9%
American Healthways, Inc. (b)	6,770	161,600
Oil & Gas - United States Exploration & Production 3.1%
Evergreen Resources, Inc. (b)	1,995	64,857
Penn Virginia Corporation	1,930	107,404

		172,261
Retail - Clothing/Shoes 3.6%
Hot Topic, Inc. (b)	3,715	109,444
Pacific Sunwear of California (b)	4,372	92,337

		201,781

STRONG ADVISOR U.S. SMALL/MID CAP GROWTH FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Retail - Miscellaneous 2.2%
Sharper Image Corporation (b)	3,665	$119,662
Retail - Restaurants 2.6%
Chicago Pizza & Brewery, Inc. (b)	5,800	86,536
P.F. Chang’s China Bistro, Inc. (b)	1,060	53,933

		140,469
Retail/Wholesale - Building Products 2.7%
Tractor Supply Company (b)	3,850	149,726
Telecommunications - Wireless Equipment 3.1%
UTStarcom, Inc. (b)	4,680	173,488
Telecommunications - Wireless Services 3.1%
Alamosa Holdings, Inc. (b)	20,670	82,887
Nextel Communications, Inc. Class A (b)	3,240	90,914

		173,801
Transportation - Truck 2.4%
J.B. Hunt Transport Services, Inc. (b)	4,885	131,944

Total Common Stocks (Cost $4,565,668)		5,463,759

Short-Term Investments (a) 3.0%
Repurchase Agreements
State Street Bank (Dated 12/31/03), 0.75%, Due 1/02/04 (Repurchase proceeds $166,907); Collateralized by: United States Government & Agency Issues (c)	$166,900	166,900

Total Short-Term Investments (Cost $166,900)		166,900

Total Investments in Securities (Cost $4,732,568) 101.7%		5,630,659
Other Assets and Liabilities, Net (1.7%)		(93,456)

Net Assets 100.0%		$5,537,203

STRONG ADVISOR UTILITIES AND ENERGY FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 92.0%
Chemicals - Specialty 4.5%
Ashland, Inc.	10,500	$462,630
Oil & Gas - Drilling 2.5%
Nabors Industries, Ltd. (b)	6,200	257,300
Oil & Gas - Field Services 1.6%
Halliburton Company	6,500	169,000
Oil & Gas - International Integrated 18.9%
BP PLC Sponsored ADR	10,000	493,500
ConocoPhillips	9,600	629,472
Exxon Mobil Corporation	4,200	172,200
Royal Dutch Petroleum Company - New York Shares	6,400	335,296
Total SA Sponsored ADR	3,400	314,534

		1,945,002
Oil & Gas - Machinery/Equipment 1.7%
Weatherford International, Ltd. (b)	5,000	180,000
Oil & Gas - United States Exploration & Production 3.1%
Anadarko Petroleum Corporation	2,500	$127,525
Devon Energy Corporation	500	28,630
Occidental Petroleum Corporation	4,000	168,960

		325,115
Oil & Gas - United States Integrated 2.4%
Questar Corporation	7,000	246,050
Telecommunications - Services 4.4%
ALLTEL Corporation	3,000	139,740
BellSouth Corporation	4,000	113,200
SBC Communications, Inc.	3,500	91,245
Verizon Communications, Inc.	3,000	105,240

		449,425
Telecommunications - Services Foreign 1.9%
BCE, Inc.	9,000	201,240
Telecommunications - Wireless Services 0.5%
AT&T Wireless Services, Inc. (b)	6,000	47,940
Utility - Electric Power 33.1%
The AES Corporation (b)	3,000	28,320
Calpine Corporation (b)	64,000	307,840
Constellation Energy Group, Inc.	26,000	1,018,160
Dominion Resources, Inc.	8,500	542,555
Duke Energy Corporation	9,000	184,050
Exelon Corporation	7,000	464,520
FPL Group, Inc.	6,000	392,520
FirstEnergy Corporation	3,500	123,200
Public Service Enterprise Group, Inc.	8,000	350,400

		3,411,565
Utility - Gas Distribution 17.4%
Equitable Resources, Inc.	1,300	55,796
ONEOK, Inc.	35,500	783,840
Sempra Energy	19,000	571,140
South Jersey Industries, Inc.	3,600	145,800
UGI Corporation	7,000	237,300

		1,793,876

Total Common Stocks (Cost $7,950,630)		9,489,143

Short-Term Investments (a) 8.0%
Repurchase Agreements
State Street Bank (Dated 12/31/03), 0.75%, Due 1/02/04 (Repurchase proceeds $823,334); Collateralized by: United States Government & Agency Issues (c)	$823,300	823,300

Total Short-Term Investments (Cost $823,300)		823,300

Total Investments in Securities (Cost $8,773,930) 100.0%		10,312,443
Other Assets and Liabilities, Net 0.0%		2,364

Net Assets 100.0%		$10,314,807

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2003

STRONG ADVISOR LARGE COMPANY CORE FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 99.5%
Banks - Money Center 7.1%
Bank of America Corporation	24,300	$1,954,449
Citigroup, Inc.	82,300	3,994,842
J.P. Morgan Chase & Company	63,000	2,313,990

		8,263,281
Beverages - Alcoholic 2.6%
Anheuser-Busch Companies, Inc.	57,800	3,044,904
Building - Heavy Construction 1.7%
Chicago Bridge & Iron Company NV	68,000	1,965,200
Building - Resident/Commercial 1.6%
Lennar Corporation Class A	20,000	1,920,000
Computer - IT Services 1.7%
International Business Machines Corporation	21,500	1,992,620
Computer - Local Networks 2.2%
Cisco Systems, Inc. (b)	104,500	2,538,305
Computer - Manufacturers 1.7%
Dell, Inc. (b)	56,800	1,928,928
Computer Software - Desktop 3.6%
Microsoft Corporation	152,000	4,186,080
Computer Software - Enterprise 1.0%
VERITAS Software Corporation (b)	30,500	1,133,380
Diversified Operations 5.5%
3M Co.	29,800	2,533,894
General Electric Company	124,050	3,843,069

		6,376,963
Electronics - Military Systems 2.0%
L-3 Communications Corporation (b)	46,000	2,362,560
Electronics - Semiconductor Manufacturing 5.6%
Applied Materials, Inc. (b)	58,500	1,313,325
Intel Corporation	106,500	3,429,300
NVIDIA Corporation (b)	79,000	1,836,750

		6,579,375
Finance - Index Tracking Funds 1.0%
MSCI I Shares Emerging Markets Index	7,000	1,147,510
Finance - Investment Brokers 1.5%
The Goldman Sachs Group, Inc.	18,600	1,836,378
Finance - Savings & Loan 1.0%
Washington Mutual, Inc.	29,200	1,171,504
Financial Services - Miscellaneous 2.1%
American Express Company	50,100	2,416,323
Food - Dairy Products 2.4%
Dean Foods Company (b)	84,450	2,775,872
Food - Miscellaneous Preparation 2.3%
PepsiCo, Inc.	57,685	2,689,275
Insurance - Brokers 1.5%
Willis Group Holdings, Ltd.	51,000	1,737,570
Insurance - Diversified 3.2%
American International Group, Inc.	56,650	$3,754,762
Insurance - Property/Casualty/Title 4.0%
The Allstate Corporation	69,000	2,968,380
Radian Group, Inc.	35,000	1,706,250

		4,674,630
Internet - E*Commerce 1.8%
InterActiveCorp (b)	61,600	2,090,088
Media - Cable TV 1.8%
Comcast Corporation Class A (b)	62,500	2,054,375
Media - Radio/TV 2.1%
Viacom, Inc. Class B	54,000	2,396,520
Medical - Biomedical/Biotechnology 4.6%
Amgen, Inc. (b)	43,300	2,675,940
Medimmune, Inc. (b)	55,300	1,404,620
Nektar Therapeutics (b)	96,000	1,306,560

		5,387,120
Medical - Ethical Drugs 4.9%
Merck & Company, Inc.	39,000	1,801,800
Pfizer, Inc.	109,670	3,874,641

		5,676,441
Medical - Generic Drugs 3.5%
Barr Laboratories, Inc. (b)	21,000	1,615,950
Teva Pharmaceutical Industries, Ltd. ADR	43,700	2,478,227

		4,094,177
Metal Ores - Miscellaneous 2.6%
Freeport-McMoran Copper & Gold, Inc. Class B	72,700	3,062,851
Metal Products - Fasteners 1.6%
Illinois Tool Works, Inc.	22,800	1,913,148
Oil & Gas - International Integrated 3.6%
BP PLC Sponsored ADR	46,600	2,299,710
Exxon Mobil Corporation	46,248	1,896,168

		4,195,878
Oil & Gas - United States Exploration &
Production 2.0%
Devon Energy Corporation	41,808	2,393,926
Retail - Major Discount Chains 1.5%
Wal-Mart Stores, Inc.	33,200	1,761,260
Retail/Wholesale - Building Products 2.0%
Lowe’s Companies, Inc.	42,000	2,326,380
Retail/Wholesale - Jewelry 2.0%
Tiffany & Company	51,500	2,327,800
Soap & Cleaning Preparations 2.0%
The Procter & Gamble Company	23,000	2,297,240
Telecommunications - Services 1.4%
AT&T Corporation	84,000	1,705,200
Telecommunications - Wireless
Equipment 1.9%
Nokia Corporation Sponsored ADR	132,000	2,244,000
Telecommunications - Wireless Services 2.0%
Nextel Communications, Inc. Class A (b)	84,000	2,357,040

STRONG ADVISOR LARGE COMPANY CORE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Utility - Electric Power 1.6%
The AES Corporation (b)	193,000	$1,821,920
Utility - Gas Distribution 1.3%
Equitable Resources, Inc.	35,200	1,510,784

Total Common Stocks (Cost $103,054,530)		116,111,568

Short-Term Investments (a) 0.7%
Repurchase Agreements
State Street Bank (Dated 12/31/03), 0.75%, Due 1/02/04 (Repurchase proceeds $856,436); Collateralized by: United States Government & Agency Issues (c)	$856,400	856,400

Total Short-Term Investments (Cost $856,400)		856,400

Total Investments in Securities (Cost $103,910,930) 100.2%		116,967,968
Other Assets and Liabilities, Net (0.2%)		(262,709)

Net Assets 100.0%		$116,705,259

CURRENCY ABBREVIATIONS

CAD — CanadianDollars
CHF — SwissFranc
JPY — Japanese Yen

LEGEND

(a)	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)	Non-income producing security.
(c)	See Note 2(J) of Notes to Financial Statements.
(d)	Affiliated Issuer (See Note 9 of Notes to Financial Statements.)
(e)	All or a portion of these securities are held in conjuction with open written option contracts.
(f)	See Note 2(K) of Notes to Financial Statements.
(g)	Restricted and Illiquid security.
(h)	Security trades in foreign currency and is converted to U.S. dollars daily using current exchange rates.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2003

	(In Thousands)

	Strong Advisor Common Stock Fund	Strong Advisor Mid Cap Growth Fund	Strong Advisor Small Cap Value Fund
Assets:
Investments in Securities, at Value Unaffiliated Issuers (Cost of $ 1,183,110, $58,232 and $1,288,073, respectively)	$1,627,407	$74,722	$1,742,313
Affiliated Issuers (Cost of $0, $0 and $237,009, respectively)	—	—	402,501
Receivable for Securities Sold	15,239	326	8,939
Receivable for Fund Shares Sold	280	—	1,976
Dividends and Interest Receivable	858	9	336
Other Assets	83	36	26

Total Assets	1,643,867	75,093	2,156,091

Liabilities:
Payable for Securities Purchased	—	1,217	6,890
Written Options, at Value (Premiums Received of $0, $0 and $7,843, respectively)	—	—	9,727
Payable for Fund Shares Redeemed	4,351	51	13,162
Payable Upon Return of Securities on Loan	48,053	2,463	—
Accrued Operating Expenses and Other Liabilities	485	45	543

Total Liabilities	52,889	3,776	30,322

Net Assets	$1,590,978	$71,317	$2,125,769

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$1,260,769	$173,602	$1,495,127
Undistributed Net Investment Income (Loss)	—	—	—
Undistributed Net Realized Gain (Loss)	(114,097)	(118,775)	12,794
Net Unrealized Appreciation (Depreciation)	444,306	16,490	617,848

Net Assets	$1,590,978	$71,317	$2,125,769

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2003

	Strong Advisor Common Stock Fund	Strong Advisor Mid Cap Growth Fund	Strong Advisor Small Cap Value Fund
Class A ($ and shares in full)
Net Assets	$81,067,925	$9,866,845	$673,580,278
Capital Shares Outstanding (Unlimited Number Authorized)	3,688,643	842,184	24,584,538
Net Asset Value Per Share	$21.98	$11.72	$27.40

Public Offering Price Per Share
($21.98 divided by .9425, $11.72 divided by .9425 and $27.40 divided by .9425, respectively)	$23.32	$12.44	$29.07

Class B ($ and shares in full)
Net Assets	$38,829,539	$2,914,146	$126,152,001
Capital Shares Outstanding (Unlimited Number Authorized)	1,803,432	254,256	4,709,714
Net Asset Value Per Share	$21.53	$11.46	$26.79

Class C ($ and shares in full)
Net Assets	$34,025,065	$784,318	$158,941,842
Capital Shares Outstanding (Unlimited Number Authorized)	1,580,162	68,455	5,924,252
Net Asset Value Per Share	$21.53	$11.46	$26.83

Class Z ($ and shares in full)
Net Assets	$1,437,055,093	$57,751,237	$1,167,094,493
Capital Shares Outstanding (Unlimited Number Authorized)	64,865,229	4,943,174	42,388,276

Net Asset Value Per Share	$22.15	$11.68	$27.53

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2003

(In Thousands)

Strong Advisor U.S. Value Fund
Assets:
Investments in Securities, at Value (Cost of $214,801)	$263,524
Receivable for Fund Shares Sold	37
Dividends and Interest Receivable	442
Other Assets	34

Total Assets	264,037
Liabilities:
Payable for Fund Shares Redeemed	79
Payable Upon Return of Securities on Loan	3,584
Accrued Operating Expenses and Other Liabilities	103

Total Liabilities	3,766

Net Assets	$260,271

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$216,792
Undistributed Net Investment Income (Loss)	19
Undistributed Net Realized Gain (Loss)	(5,263)
Net Unrealized Appreciation (Depreciation)	48,723

Net Assets	$260,271

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2003

Strong Advisor U.S. Value Fund
Class A ($ and shares in full)
Net Assets	$4,751,796
Capital Shares Outstanding (Unlimited Number Authorized)	269,270
Net Asset Value Per Share	$17.65

Public Offering Price Per Share ($17.65 divided by .9425)	$18.73

Class B ($ and shares in full)
Net Assets	$4,958,283
Capital Shares Outstanding (Unlimited Number Authorized)	281,040
Net Asset Value Per Share	$17.64

Class C ($ and shares in full)
Net Assets	$4,229,825
Capital Shares Outstanding (Unlimited Number Authorized)	240,859
Net Asset Value Per Share	$17.56

Class K ($ and shares in full)
Net Assets	$87,368,006
Capital Shares Outstanding (Unlimited Number Authorized)	4,987,799
Net Asset Value Per Share	$17.52

Class Z ($ and shares in full)
Net Assets	$158,963,271
Capital Shares Outstanding (Unlimited Number Authorized)	8,943,815
Net Asset Value Per Share	$17.77

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2003

	(In Thousands, Except As Noted)

	Strong Advisor Endeavor Large Cap Fund	Strong Advisor Focus Fund	Strong Advisor International Core Fund
Assets:
Investments in Securities, at Value (Cost of $31,434, $2,395 and $1,156, respectively)	$37,907	$3,135	$1,483
Receivable for Securities Sold	213	11	—
Dividends and Interest Receivable	16	—	2
Other Assets	26	22	16

Total Assets	38,162	3,168	1,501

Liabilities:
Payable for Securities Purchased	296	27	—
Payable for Fund Shares Redeemed	—	13	—
Short-Term Borrowings on Line of Credit	100	—	—
Accrued Operating Expenses and Other Liabilities	16	8	6

Total Liabilities	412	48	6

Net Assets	$37,750	$3,120	$1,495

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$37,139	$6,955	$1,206
Undistributed Net Investment Income (Loss)	—	—	2
Undistributed Net Realized Gain (Loss)	(5,862)	(4,575)	(40)
Net Unrealized Appreciation (Depreciation)	6,473	740	327

Net Assets	$37,750	$3,120	$1,495

Class A ($ and shares in full)
Net Assets	$36,601,078	$1,584,860	$584,791
Capital Shares Outstanding (Unlimited Number Authorized)	3,631,071	264,703	50,992
Net Asset Value Per Share	$10.08	$5.99	$11.47

Public Offering Price Per Share ($10.08 divided by .9425, $5.99 divided by .9425 and $11.47 divided by .9425, respectively)	$10.69	$6.36	$12.17

Class B ($ and shares in full)
Net Assets	$719,235	$1,204,864	$726,636
Capital Shares Outstanding (Unlimited Number Authorized)	72,140	205,087	63,478
Net Asset Value Per Share	$9.97	$5.87	$11.45

Class C ($ and shares in full)
Net Assets	$430,156	$330,450	$183,097
Capital Shares Outstanding (Unlimited Number Authorized)	43,141	56,259	16,013
Net Asset Value Per Share	$9.97	$5.87	$11.43

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2003

	(In Thousands, Except As Noted)

	Strong Advisor Select Fund	Strong Advisor Technology Fund	Strong Advisor U.S. Small/Mid Cap Growth Fund
Assets:
Investments in Securities, at Value (Cost of $67,135, $1,783 and $4,733, respectively)	$82,872	$2,105	$5,631
Receivable for Securities Sold	—	175	—
Receivable for Fund Shares Sold	4	—	14
Dividends and Interest Receivable	40	—	—
Other Assets	19	22	9

Total Assets	82,935	2,302	5,654
Liabilities:
Payable for Securities Purchased	640	—	110
Payable for Fund Shares Redeemed	14	5	—
Short-Term Borrowings on Line of Credit	—	100	—
Accrued Operating Expenses and Other Liabilities	24	4	7

Total Liabilities	678	109	117

Net Assets	$82,257	$2,193	$5,537

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$72,493	$2,634	$4,886
Undistributed Net Investment Income (Loss)	—	—	—
Undistributed Net Realized Gain (Loss)	(5,973)	(763)	(247)
Net Unrealized Appreciation (Depreciation)	15,737	322	898

Net Assets	$82,257	$2,193	$5,537

Class A ($ and shares in full)
Net Assets	$81,190,076	$1,318,067	$2,911,932
Capital Shares Outstanding (Unlimited Number Authorized)	9,715,649	177,407	260,295
Net Asset Value Per Share	$8.36	$7.43	$11.19

Public Offering Price Per Share ($8.36 divided by .9425, $7.43 divided by .9425 and $11.19 divided by .9425, respectively)	$8.87	$7.88	$11.87

Class B ($ and shares in full)
Net Assets	$622,212	$567,026	$1,121,287
Capital Shares Outstanding (Unlimited Number Authorized)	76,108	77,427	100,272
Net Asset Value Per Share	$8.18	$7.32	$11.18

Class C ($ and shares in full)
Net Assets	$444,384	$308,398	$1,503,984
Capital Shares Outstanding (Unlimited Number Authorized)	54,346	42,253	134,380
Net Asset Value Per Share	$8.18	$7.30	$11.19

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2003

(In Thousands, Except As Noted)

Strong Advisor Utilities and Energy Fund
Assets:
Investments in Securities, at Value (Cost of $ 8,774)	$10,312
Receivable for Securities Sold	39
Receivable for Fund Shares Sold	60
Dividends and Interest Receivable	20
Other Assets	13

Total Assets	10,444
Liabilities:
Payable for Securities Purchased	91
Payable for Fund Shares Redeemed	31
Accrued Operating Expenses and Other Liabilities	7

Total Liabilities	129

Net Assets	$10,315

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$9,222
Undistributed Net Investment Income (Loss)	1
Undistributed Net Realized Gain (Loss)	(446)
Net Unrealized Appreciation (Depreciation)	1,538

Net Assets	$10,315

Class A ($ and shares in full)
Net Assets	$9,878,093
Capital Shares Outstanding (Unlimited Number Authorized)	929,689
Net Asset Value Per Share	$10.63

Public Offering Price Per Share
($10.63 divided by .9425)	$11.28

Class B ($ and shares in full)
Net Assets	$178,028
Capital Shares Outstanding (Unlimited Number Authorized)	16,736
Net Asset Value Per Share	$10.64

Class C ($ and shares in full)
Net Assets	$258,686
Capital Shares Outstanding (Unlimited Number Authorized)	24,358
Net Asset Value Per Share	$10.62

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2003

(In Thousands, Except As Noted)

Strong Advisor Large Company Core Fund
Assets:
Investments in Securities, at Value (Cost of $103,911)	$116,968
Receivable for Securities Sold	2,554
Receivable for Fund Shares Sold	133
Dividends and Interest Receivable	97
Other Assets	15

Total Assets	119,767

Liabilities:
Payable for Securities Purchased	2,924
Payable for Fund Shares Redeemed	106
Accrued Operating Expenses and Other Liabilities	32

Total Liabilities	3,062

Net Assets	$116,705

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$102,972
Undistributed Net Investment Income (Loss)	—
Undistributed Net Realized Gain (Loss)	676
Net Unrealized Appreciation (Depreciation)	13,057

Net Assets	$116,705

Class A ($ and shares in full)
Net Assets	$67,462,503
Capital Shares Outstanding (Unlimited Number Authorized)	6,242,620
Net Asset Value Per Share	$10.81

Public Offering Price Per Share ($10.81 divided by .9425)	$11.47

Class B ($ and shares in full)
Net Assets	$7,558,779
Capital Shares Outstanding (Unlimited Number Authorized)	707,189
Net Asset Value Per Share	$10.69

Class C ($ and shares in full)
Net Assets	$6,311,569
Capital Shares Outstanding (Unlimited Number Authorized)	590,559
Net Asset Value Per Share	$10.69

Class K ($ and shares in full)
Net Assets	$35,372,408
Capital Shares Outstanding (Unlimited Number Authorized)	3,262,868
Net Asset Value Per Share	$10.84

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2003

	(In Thousands)

	Strong Advisor Common Stock Fund	Strong Advisor Mid Cap Growth Fund	Strong Advisor Small Cap Value Fund
Income:
Dividends – Unaffiliated Issuers (net of foreign withholding taxes of $81, $4 and $416, respectively)	$13,001	$243	$13,372
Dividends – Affiliated Issuers	619	—	989
Interest	1,042	28	940

Total Income	14,662	271	15,301

Expenses (Note 4):
Investment Advisory Fees	11,794	642	11,577
Administrative Fees	4,719	256	4,632
Custodian Fees	97	17	157
Shareholder Servicing Costs	3,928	421	4,070
Reports to Shareholders	447	89	392
12b-1 Fees	742	61	3,381
Other	443	87	457

Total Expenses before Expense Offsets	22,170	1,573	24,666
Expense Offsets	(218)	(84)	(267)

Expenses, Net	21,952	1,489	24,399

Net Investment Income (Loss)	(7,290)	(1,218)	(9,098)

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	70,630	10,253	85,409
Foreign Currencies	(6)	—	—
Futures Contracts	—	947	—
Written Options	5,419	(41)	(2,777)

Net Realized Gain (Loss)	76,043	11,159	82,632
Net Change in Unrealized Appreciation/Depreciation on:
Investments	452,630	16,288	598,145
Foreign Currencies	9	—	—
Written Options	(1,989)	—	(2,502)

Net Change in Unrealized Appreciation/Depreciation	450,650	16,288	595,643

Net Gain (Loss) on Investments	526,693	27,447	678,275

Net Increase (Decrease) in Net Assets Resulting from Operations	$519,403	$26,229	$669,177

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Year Ended December 31, 2003

(In Thousands)

Strong Advisor U.S. Value Fund
Income:
Dividends	$5,123
Interest	70

Total Income	5,193

Expenses (Note 4):
Investment Advisory Fees	1,206
Administrative Fees	649
Custodian Fees	14
Shareholder Servicing Costs	1,087
Reports to Shareholders	242
12b-1 Fees	67
Other	144

Total Expenses before Expense Offsets	3,409
Expense Offsets	(80)

Expenses, Net	3,329

Net Investment Income (Loss)	1,864
Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on Investments	11,073
Net Change in Unrealized Appreciation/Depreciation on Investments	49,990

Net Gain (Loss) on Investments	61,063

Net Increase (Decrease) in Net Assets Resulting from Operations	$62,927

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Year Ended December 31, 2003

	(In Thousands)
	Strong Advisor Endeavor Large Cap Fund	Strong Advisor Focus Fund	Strong Advisor International Core Fund
Income:
Dividends (net of foreign withholding taxes of $1, $0 and $2, respectively)	$249	$9	$21
Interest	11	1	1

Total Income	260	10	22

Expenses (Note 4):
Investment Advisory Fees	261	27	8
Administrative Fees	104	11	3
Custodian Fees	8	8	18
Shareholder Servicing Costs	70	7	2
12b-1 Fees	94	21	8
Professional Fees	17	13	15
Federal and State Registration Fees	33	28	34
Other	10	6	3

Total Expenses before Expense Offsets	597	121	91
Expense Offsets	(32)	(64)	(91)

Expenses, Net	565	57	—

Net Investment Income (Loss)	(305)	(47)	22

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	3,624	233	(12)
Written Options	—	(8)	—

Net Realized Gain (Loss)	3,624	225	(12)
Net Change in Unrealized Appreciation/Depreciation on Investments	6,766	615	342

Net Gain (Loss) on Investments	10,390	840	330

Net Increase (Decrease) in Net Assets Resulting from Operations	$10,085	$793	$352

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Year Ended December 31, 2003

	(In Thousands)

	Strong Advisor Select Fund	Strong Advisor Technology Fund	Strong Advisor U.S. Small/Mid Cap Growth Fund
Income:
Dividends (net of foreign withholding taxes of $4, $0 and $0, respectively)	$384	$7	$—
Interest	24	1	1

Total Income	408	8	1

Expenses (Note 4 ):
Investment Advisory Fees	545	16	19
Administrative Fees	218	7	7
Custodian Fees	9	1	5
Shareholder Servicing Costs	146	4	5
12b-1 Fees	188	10	16
Professional Fees	20	13	10
Federal and State Registration Fees	36	29	42
Other	19	3	1

Total Expenses before Expense Offsets	1,181	83	105
Expenses Offsets	(28)	(36)	(46)

Expenses, Net	1,153	47	59

Net Investment Income (Loss)	(745)	(39)	(58)

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on Investments	8,935	435	(68)
Net Change in Unrealized Appreciation/Depreciation on Investments	15,584	787	890

Net Gain (Loss) on Investments	24,519	1,222	822

Net Increase (Decrease) in Net Assets Resulting from Operations	$23,774	$1,183	$764

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Year Ended December 31, 2003

(In Thousands)

Strong Advisor Utilities and Energy Fund
Income:
Dividends (net of foreign withholding taxes of $6)	$417
Interest	9

Total Income	426

Expenses (Note 4):
Investment Advisory Fees	95
Administrative Fees	38
Custodian Fees	9
Shareholder Servicing Costs	25
12b-1 Fees	34
Federal and State Registration Fees	30
Other	12

Total Expenses before Expense Offsets	243
Expense Offsets	(2)

Expenses, Net	241

Net Investment Income (Loss)	185
Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on Investments	134
Net Change in Unrealized Appreciation/Depreciation on Investments	1,523

Net Gain (Loss) on Investments	1,657

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,842

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Year Ended December 31, 2003

(In Thousands)

Strong Advisor Large Company Core Fund
Income:
Dividends (net of foreign withholding taxes of $7)	$948
Interest	32

Total Income	980

Expenses (Note 4):
Investment Advisory Fees	510
Administrative Fees	193
Custodian Fees	9
Shareholder Servicing Costs	136
Reports to Shareholders	16
12b-1 Fees	174
Federal and State Registration Fees	95
Other	18

Total Expenses before Expense Offsets	1,151
Expense Offsets	(194)

Expenses, Net	957

Net Investment Income (Loss)	23
Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on Investments	2,100
Net Change in Unrealized Appreciation/Depreciation on Investments	13,076

Net Gain (Loss) on Investments	15,176

Net Increase (Decrease) in Net Assets Resulting from Operations	$15,199

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	(In Thousands)

	Strong Advisor Common Stock Fund		Strong Advisor Mid Cap Growth Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Operations:
Net Investment Income (Loss)	$(7,290)	$(5,135)	$(1,218)	$(1,515)
Net Realized Gain (Loss)	76,043	(77,920)	11,159	(38,031)
Net Change in Unrealized Appreciation/Depreciation	450,650	(286,461)	16,288	(10,240)

Net Increase (Decrease) in Net Assets Resulting from Operations	519,403	(369,516)	26,229	(49,786)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(384,712)	65,320	(29,181)	(16,104)

Total Increase (Decrease) in Net Assets	134,691	(304,196)	(2,952)	(65,890)
Net Assets:
Beginning of Year	1,456,287	1,760,483	74,269	140,159

End of Year	$1,590,978	$1,456,287	$71,317	$74,269

Undistributed Net Investment Income (Loss)	$—	$—	$—	$—

	Strong Advisor Small Cap Value Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Operations:
Net Investment Income (Loss)	$(9,098)	$794
Net Realized Gain (Loss)	82,632	(13,119)
Net Change in Unrealized Appreciation/Depreciation	595,643	(84,823)

Net Increase (Decrease) in Net Assets Resulting from Operations	669,177	(97,148)
Distributions:
From Net Investment Income:
Class A	(248)	—
Class B	(48)	—
Class C	(61)	—
Class Z	(436)	—
From Net Realized Gains:
Class A	(15,533)	—
Class B	(2,975)	—
Class C	(3,815)	—
Class Z	(27,278)	—

Total Distributions	(50,394)	—
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	339,695	475,362

Total Increase (Decrease) in Net Assets	958,478	378,214
Net Assets:
Beginning of Year	1,167,291	789,077

End of Year	$2,125,769	$1,167,291

Undistributed Net Investment Income (Loss)	$—	$793

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong Advisor U.S. Value Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Operations:
Net Investment Income (Loss)	$1,864	$777
Net Realized Gain (Loss)	11,073	(13,672)
Net Change in Unrealized Appreciation/Depreciation	49,990	(22,399)

Net Increase (Decrease) in Net Assets Resulting from Operations	62,927	(35,294)
Distributions:
From Net Investment Income:
Class A	(36)	(48)
Class B	(11)	(5)
Class C	(9)	(8)
Class K	(523)	(263)
Class Z	(1,255)	(416)
From Net Realized Gains:
Class A	—	(328)
Class B	—	(213)
Class C	—	(61)
Class K	—	(8)
Class Z	—	(13,995)

Total Distributions	(1,834)	(15,345)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(16,592)	74,257

Total Increase (Decrease) in Net Assets	44,501	23,618
Net Assets:
Beginning of Year	215,770	192,152

End of Year	$260,271	$215,770

Undistributed Net Investment Income (Loss)	$19	$4

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong Advisor Endeavor Large Cap Fund		Strong Advisor Focus Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Operations:
Net Investment Income (Loss)	$(305)	$(337)	$(47)	$(94)
Net Realized Gain (Loss)	3,624	(9,424)	225	(872)
Net Change in Unrealized Appreciation/Depreciation	6,766	(148)	615	(799)

Net Increase (Decrease) in Net Assets Resulting from Operations	10,085	(9,909)	793	(1,765)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from
Capital Share Transactions	(1,142)	10,385	(1,326)	(1,883)

Total Increase (Decrease) in Net Assets	8,943	476	(533)	(3,648)
Net Assets:
Beginning of Year	28,807	28,331	3,653	7,301

End of Year	$37,750	$28,807	$3,120	$3,653

Undistributed Net Investment Income (Loss)	$—	$—	$—	$—

	Strong Advisor International Core Fund		Strong Advisor Select Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Operations:
Net Investment Income (Loss)	$22	$(3)	$(745)	$(624)
Net Realized Gain (Loss)	(12)	(28)	8,935	(14,593)
Net Change in Unrealized Appreciation/Depreciation	342	(27)	15,584	(563)

Net Increase (Decrease) in Net Assets Resulting from Operations	352	(58)	23,774	(15,780)
Distributions:
From Net Investment Income:
Class A	(7)	—	—	—
Class B	(10)	—	—	—
Class C	(3)	—	—	—
From Net Realized Gains:
Class A	—	—	—	(106)
Class B	—	—	—	(1)

Total Distributions	(20)	—	—	(107)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	562	347	2,173	14,803

Total Increase (Decrease) in Net Assets	894	289	25,947	(1,084)
Net Assets:
Beginning of Year	601	312	56,310	57,394

End of Year	$1,495	$601	$82,257	$56,310

Undistributed Net Investment Income (Loss)	$2	$—	$—	$—

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong Advisor Technology Fund		Strong Advisor U.S. Small/Mid Cap Growth Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002	Year Ended Dec. 31, 2003	Period Ended Dec. 31, 2002
				(Note 1)
Operations:
Net Investment Income (Loss)	$(39)	$(42)	$(58)	$(10)
Net Realized Gain (Loss)	435	(714)	(68)	(180)
Net Change in Unrealized Appreciation/Depreciation	787	(408)	890	8

Net Increase (Decrease) in Net Assets Resulting from Operations	1,183	(1,164)	764	(182)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(479)	(262)	4,011	944

Total Increase (Decrease) in Net Assets	704	(1,426)	4,775	762
Net Assets:
Beginning of Year	1,489	2,915	762	—

End of Year	$2,193	$1,489	$5,537	$762

Undistributed Net Investment Income (Loss)	$—	$—	$—	$—

	Strong Advisor Utilities and Energy Fund
	Year Ended Dec. 31, 2003	Period Ended Dec. 31, 2002
		(Note 1)
Operations:
Net Investment Income (Loss)	$185	$37
Net Realized Gain (Loss)	134	(581)
Net Change in Unrealized Appreciation/Depreciation	1,523	16

Net Increase (Decrease) in Net Assets Resulting from Operations	1,842	(528)
Distributions:
From Net Investment Income:
Class A	(180)	(36)
Class B	(2)	—
Class C	(2)	(1)

Total Distributions	(184)	(37)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from
Capital Share Transactions	2,271	6,951

Total Increase (Decrease) in Net Assets	3,929	6,386
Net Assets:
Beginning of Year	6,386	—

End of Year	$10,315	$6,386

Undistributed Net Investment Income (Loss)	$1	$—

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong Advisor Large Company Core Fund
	Year Ended Dec. 31, 2003	Period Ended Dec. 31, 2002	Year Ended Sept. 30, 2002
Operations:
Net Investment Income (Loss)	$23	$8	$42
Net Realized Gain (Loss)	2,100	(233)	(397)
Net Change in Unrealized Appreciation/Depreciation	13,076	611	(398)

Net Increase (Decrease) in Net Assets Resulting from Operations	15,199	386	(753)
Distributions:
From Net Investment Income:
Class A	(20)	(6)	(22)
Class K	(46)	—	—
From Net Realized Gains:
Class A	(62)	—	(140)
Class B	(7)	—	—
Class C	(6)	—	—
Class K	(33)	—	—

Total Distributions	(174)	(6)	(162)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	92,004	2,841	3,279

Total Increase (Decrease) in Net Assets	107,029	3,221	2,364
Net Assets:
Beginning of Year	9,676	6,455	4,091

End of Year	$116,705	$9,676	$6,455

Undistributed Net Investment Income (Loss)	$—	$8	$6

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

STRONG ADVISOR COMMON STOCK FUND — CLASS A

	Year Ended
	Dec. 31, 2003	Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(b)(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$15.87	$19.71		$20.15	$18.90

Income From Investment Operations:
Net Investment Income (Loss)	(0.10)	(0.08	)(d)	(0.04)	(0.00	)(e)
Net Realized and Unrealized Gains (Losses) on Investments	6.21	(3.76)		(0.36)	1.28

Total from Investment Operations	6.11	(3.84)		(0.40)	1.28

Less Distributions:
From Net Investment Income	—	—		—	(0.03)
From Net Realized Gains	—	—		(0.04)	—

Total Distributions	—	—		(0.04)	(0.03)

Net Asset Value, End of Period	$21.98	$15.87		$19.71	$20.15

Ratios and Supplemental Data
Total Return	+38.5%	–19.5%		–2.0%	+6.8%
Net Assets, End of Period (In Millions)	$81	$46		$28	$0	(f)
Ratio of Expenses to Average Net Assets before Expense Offsets	1.6%	1.6%		1.6%	1.6	%*
Ratio of Expenses to Average Net Assets	1.5%	1.6%		1.6%	1.6	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.6)%	(0.5)%		(0.5)%	(0.2	)%*
Portfolio Turnover Rate(g)	41.8%	64.9%		89.3%	95.4%

STRONG ADVISOR COMMON STOCK FUND — CLASS B

	Year Ended
	Dec. 31, 2003	Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(b)(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$15.67	$19.62		$20.16	$18.90

Income From Investment Operations:
Net Investment Income (Loss)	(0.24)	(0.22	)(d)	(0.09)	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments	6.10	(3.73)		(0.41)	1.28

Total from Investment Operations	5.86	(3.95)		(0.50)	1.27

Less Distributions:
From Net Investment Income	—	—		—	(0.01)
From Net Realized Gains	—	—		(0.04)	—

Total Distributions	—	—		(0.04)	(0.01)

Net Asset Value, End of Period	$21.53	$15.67		$19.62	$20.16

Ratios and Supplemental Data
Total Return	+37.4%	–20.1%		–2.5%	+6.8%
Net Assets, End of Period (In Millions)	$39	$24		$16	$0 (f)
Ratio of Expenses to Average Net Assets before Expense Offsets	2.4%	2.4%		2.5%	2.0%*
Ratio of Expenses to Average Net Assets	2.3%	2.4%		2.3%	2.0%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.4)%	(1.3)%		(1.1)%	(0.6)%*
Portfolio Turnover Rate(g)	41.8%	64.9%		89.3%	95.4%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from November 30,2000 (commencement of class) to December 31, 2000.
(c)	Per share data reflects a 1.233 for 1.000 share split which occurred on March 8, 2001.
(d)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(e)	Amount calculated is less than $0.005.
(f)	Amount is less than $500,000.
(g)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR COMMON STOCK FUND — CLASS C

	Year Ended
	Dec. 31, 2003	Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(b)(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$15.68	$19.62		$20.16	$18.90
Income From Investment Operations:
Net Investment Income (Loss)	(0.25)	(0.22	)(d)	(0.09)	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments	6.10	(3.72)		(0.41)	1.28

Total from Investment Operations	5.85	(3.94)		(0.50)	1.27
Less Distributions:
From Net Investment Income	—	—		—	(0.01)
From Net Realized Gains	—	—		(0.04)	—

Total Distributions	—	—		(0.04)	(0.01)

Net Asset Value, End of Period	$21.53	$15.68		$19.62	$20.16

Ratios and Supplemental Data
Total Return	+37.3%	–20.1%		–2.5%	+6.8%
Net Assets, End of Period (In Millions)	$34	$23		$15	$0 (e)
Ratio of Expenses to Average Net Assets before Expense Offsets	2.4%	2.4%		2.4%	2.0%*
Ratio of Expenses to Average Net Assets	2.3%	2.4%		2.2%	2.0%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.4)%	(1.3)%		(1.1)%	(0.6)%*
Portfolio Turnover Rate(f)	41.8%	64.9%		89.3%	95.4%

STRONG ADVISOR COMMON STOCK FUND — CLASS Z

	Year Ended
	Dec. 31, 2003	Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$15.97	$19.78		$20.16	$25.21	$21.06
Income From Investment Operations:
Net Investment Income (Loss)	(0.09)	(0.05	)(d)	(0.02)	0.04	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments	6.27	(3.76)		(0.32)	(0.59)	8.19

Total from Investment Operations	6.18	(3.81)		(0.34)	(0.55)	8.18
Less Distributions:
From Net Investment Income	—	—		—	(0.04)	—
From Net Realized Gains	—	—		(0.04)	(4.46)	(4.03)

Total Distributions	—	—		(0.04)	(4.50)	(4.03)

Net Asset Value, End of Period	$22.15	$15.97		$19.78	$20.16	$25.21

Ratios and Supplemental Data
Total Return	+38.7%	–19.3%		–1.7%	–1.2%	+40.4%
Net Assets, End of Period (In Millions)	$1,437	$1,363		$1,703	$1,719	$1,733
Ratio of Expenses to Average Net Assets before Expense Offsets	1.4%	1.3%		1.3%	1.2%	1.2%
Ratio of Expenses to Average Net Assets	1.4%	1.3%		1.3%	1.2%	1.2%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.4)%	(0.3)%		(0.1)%	0.2%	(0.1)%
Portfolio Turnover Rate(f)	41.8%	64.9%		89.3%	95.4%	80.1%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(c)	Per share data reflects a 1.233 for 1.000 share split which occurred on March 8, 2001.
(d)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(e)	Amount is less than $500,000.
(f)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR MID CAP GROWTH FUND — CLASS A

	Year Ended
	Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001		Dec. 31, 2000(b)(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$8.71		$13.95		$20.22		$17.71
Income From Investment Operations:
Net Investment Income (Loss)	(0.13	)(d)	(0.14	)(d)	(0.22	)(d)	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments	3.14		(5.10)		(6.05)		2.52

Total from Investment Operations	3.01		(5.24)		(6.27)		2.51
Less Distributions:
From Net Realized Gains	—		—		(0.00	)(g)	—

Total Distributions	—		—		(0.00	)(g)	—

Net Asset Value, End of Period	$11.72		$8.71		$13.95		$20.22

Ratios and Supplemental Data
Total Return	+34.6%		–37.6%		–31.0%		+14.2%
Net Assets, End of Period (In Millions)	$10		$6		$7		$1
Ratio of Expenses to Average Net Assets before Expense Offsets	1.7%		1.6%		1.8%		1.7	%*
Ratio of Expenses to Average Net Assets	1.6%		1.6%		1.8%		1.7	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.3)%		(1.3)%		(1.4)%		(1.3	)%*
Portfolio Turnover Rate(e)	249.6%		526.6%		650.0%		683.7%

STRONG ADVISOR MID CAP GROWTH FUND — CLASS B

	Year Ended
	Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001		Dec. 31, 2000(b)(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$8.59		$13.89		$20.21		$17.71
Income From Investment Operations:
Net Investment Income (Loss)	(0.22	)(d)	(0.23	)(d)	(0.28	)(d)	(0.02)
Net Realized and Unrealized Gains (Losses) on Investments	3.09		(5.07)		(6.04)		2.52

Total from Investment Operations	2.87		(5.30)		(6.32)		2.50
Less Distributions:
From Net Realized Gains	—		—		(0.00	)(g)	—

Total Distributions	—		—		(0.00	)(g)	—

Net Asset Value, End of Period	$11.46		$8.59		$13.89		$20.21

Ratios and Supplemental Data
Total Return	+33.4%		–38.2%		–31.3%		+14.1%
Net Assets, End of Period (In Millions)	$3		$2		$3		$0	(f)
Ratio of Expenses to Average Net Assets before Expense Offsets	2.6%		2.6%		2.9%		2.0	%*
Ratio of Expenses to Average Net Assets	2.4%		2.5%		2.3%		2.0	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.1)%		(2.2)%		(1.9)%		(1.6	)%*
Portfolio Turnover Rate(e)	249.6%		526.6%		650.0%		683.7%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from November 30,2000 (commencement of class) to December 31,2000.
(c)	Per share data reflects a 1.053 for 1.000 share split which occurred on March 8,2001.
(d)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(e)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)	Amount is less than $500,000.
(g)	Amount calculated is less than $0.005.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR MID CAP GROWTH FUND — CLASS C

	Year Ended
	Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001		Dec. 31, 2000(b)(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$8.59		$13.88		$20.20		$17.71
Income From Investment Operations:
Net Investment Income (Loss)	(0.21	)(d)	(0.23	)(d)	(0.28	)(d)	(0.02)
Net Realized and Unrealized Gains (Losses) on Investments	3.08		(5.06)		(6.04)		2.51

Total from Investment Operations	2.87		(5.29)		(6.32)		2.49
Less Distributions:
From Net Realized Gains	—		—		(0.00	)(g)	—

Total Distributions	—		—		(0.00	)(g)	—

Net Asset Value, End of Period	$11.46		$8.59		$13.88		$20.20

Ratios and Supplemental Data
Total Return	+33.4%		–38.1%		–31.3%		+14.1%
Net Assets, End of Period (In Millions)	$1		$1		$1		$0	(e)
Ratio of Expenses to Average Net Assets before Expense Offsets	2.6%		2.5%		2.8%		2.0	%*
Ratio of Expenses to Average Net Assets	2.4%		2.4%		2.3%		2.0	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.1)%		(2.2)%		(1.9)%		(1.6	)%*
Portfolio Turnover Rate(f)	249.6%		526.6%		650.0%		683.7%

STRONG ADVISOR MID CAP GROWTH FUND — CLASS Z

	Year Ended
	Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001		Dec. 31, 2000	Dec. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$8.70		$13.97		$20.21		$23.25	$13.03
Income From Investment Operations:
Net Investment Income (Loss)	(0.14	)(d)	(0.16	)(d)	(0.19)		(0.15)	(0.12)
Net Realized and Unrealized Gains (Losses) on Investments	3.12		(5.11)		(6.05)		(1.90)	12.08

Total from Investment Operations	2.98		(5.27)		(6.24)		(2.05)	11.96
Less Distributions:
From Net Realized Gains	—		—		(0.00	)(g)	(0.99)	(1.74)

Total Distributions	—		—		(0.00	)(g)	(0.99)	(1.74)

Net Asset Value, End of Period	$11.68		$8.70		$13.97		$20.21	$23.25

Ratios and Supplemental Data
Total Return	+34.3%		–37.7%		–30.9%		–8.5%	+92.0%
Net Assets, End of Period (In Millions)	$58		$65		$128		$185	$65
Ratio of Expenses to Average Net Assets before Expense Offsets	1.8%		1.8%		1.6%		1.4%	1.6%
Ratio of Expenses to Average Net Assets	1.7%		1.8%		1.6%		1.3%	1.6%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.4)%		(1.5)%		(1.2)%		(0.9)%	(1.1)%
Portfolio Turnover Rate(f)	249.6%		526.6%		650.0%		683.7%	681.0%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from November 30,2000 (commencement of class) to December 31, 2000.
(c)	Per share data reflects a 1.053 for 1.000 share split which occurred on March 8, 2001.
(d)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(e)	Amount is less than $500,000.
(f)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g)	Amount calculated is less than $0.005.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR SMALL CAP VALUE FUND — CLASS A

	Year Ended
	Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001		Dec. 31, 2000(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$18.92		$20.17		$17.17		$15.36
Income From Investment Operations:
Net Investment Income (Loss)	(0.12	)(c)	0.03	(c)	(0.14	)(c)	(0.00	)(d)
Net Realized and Unrealized Gains (Losses) on Investments	9.26		(1.28)		3.18		1.81

Total from Investment Operations	9.14		(1.25)		3.04		1.81
Less Distributions:
From Net Investment Income	(0.01)		—		—		—
From Net Realized Gains	(0.65)		—		(0.04)		—

Total Distributions	(0.66)		—		(0.04)		—

Net Asset Value, End of Period	$27.40		$18.92		$20.17		$17.17

Ratios and Supplemental Data
Total Return	+48.5%		–6.2%		+17.7%		+11.8%
Net Assets, End of Period (In Millions)	$674		$335		$169		$1
Ratio of Expenses to Average Net Assets before Expense Offsets	1.6%		1.6%		1.6%		1.6	%*
Ratio of Expenses to Average Net Assets	1.5%		1.6%		1.6%		1.6	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.5)%		0.1%		(0.7)%		(0.8	)%*
Portfolio Turnover Rate(e)	30.2%		28.2%		42.0%		60.3%

STRONG ADVISOR SMALL CAP VALUE FUND — CLASS B

	Year Ended
	Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001		Dec. 31, 2000(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$18.66		$20.05		$17.16		$15.36
Income From Investment Operations:
Net Investment Income (Loss)	(0.29	)(c)	(0.14	)(c)	(0.25	)(c)	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments	9.08		(1.25)		3.18		1.81

Total from Investment Operations	8.79		(1.39)		2.93		1.80
Less Distributions:
From Net Investment Income	(0.01)		—		—		—
From Net Realized Gains	(0.65)		—		(0.04)		—

Total Distributions	(0.66)		—		(0.04)		—

Net Asset Value, End of Period	$26.79		$18.66		$20.05		$17.16

Ratios and Supplemental Data
Total Return	+47.3%		–6.9%		+17.1%		+11.7%
Net Assets, End of Period (In Millions)	$126		$76		$40		$0	(f)
Ratio of Expenses to Average Net Assets before Expense Offsets	2.4%		2.4%		2.5%		2.0	%*
Ratio of Expenses to Average Net Assets	2.4%		2.4%		2.3%		1.8	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.4)%		(0.7)%		(1.4)%		(0.8	)%*
Portfolio Turnover Rate(e)	30.2%		28.2%		42.0%		60.3%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(c)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(d)	Amount calculated is less than $0.005.
(e)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)	Amount is less than $500,000.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR SMALL CAP VALUE FUND — CLASS C

	Year Ended
	Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001		Dec. 31, 2000(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$18.68		$20.07		$17.17		$15.36
Income From Investment Operations:
Net Investment Income (Loss)	(0.28	)(c)	(0.13	)(c)	(0.24	)(c)	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments	9.09		(1.26)		3.18		1.82

Total from Investment Operations	8.81		(1.39)		2.94		1.81
Less Distributions:
From Net Investment Income	(0.01)		—		—		—
From Net Realized Gains	(0.65)		—		(0.04)		—

Total Distributions	(0.66)		—		(0.04)		—

Net Asset Value, End of Period	$26.83		$18.68		$20.07		$17.17

Ratios and Supplemental Data
Total Return	+47.3%		–6.9%		+17.1%		+11.8%
Net Assets, End of Period (In Millions)	$159		$98		$38		$0	(d)
Ratio of Expenses to Average Net Assets before Expense Offsets	2.3%		2.4%		2.4%		2.0	%*
Ratio of Expenses to Average Net Assets	2.3%		2.4%		2.2%		1.8	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.3)%		(0.6)%		(1.4)%		(0.7	)%*
Portfolio Turnover Rate(e)	30.2%		28.2%		42.0%		60.3%

STRONG ADVISOR SMALL CAP VALUE FUND — CLASS Z

	Year Ended
	Dec. 31, 2003		Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000		Dec. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$18.98		$20.22	$17.17	$13.59		$10.61
Income From Investment Operations:
Net Investment Income (Loss)	(0.09	)(c)	0.04 (c)	(0.08)	0.00	(f)	(0.08)
Net Realized and Unrealized Gains (Losses) on Investments	9.30		(1.28)	3.17	3.58		3.06

Total from Investment Operations	9.21		(1.24)	3.09	3.58		2.98
Less Distributions:
From Net Investment Income	(0.01)		—	—	—		—
From Net Realized Gains	(0.65)		—	(0.04)	—		(0.00	)(f)

Total Distributions	(0.66)		—	(0.04)	—		(0.00	)(f)

Net Asset Value, End of Period	$27.53		$18.98	$20.22	$17.17		$13.59

Ratios and Supplemental Data
Total Return	+48.7%		–6.1%	+18.0%	+26.3%		+28.1%
Net Assets, End of Period (In Millions)	$1,167		$659	$541	$249		$45
Ratio of Expenses to Average Net Assets before Expense Offsets	1.4%		1.5%	1.4%	1.4%		1.7%
Ratio of Expenses to Average Net Assets	1.4%		1.5%	1.4%	1.4%		1.7%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.4)%		0.2%	(0.5)%	0.0	%(f)	(1.0)%
Portfolio Turnover Rate(e)	30.2%		28.2%	42.0%	60.3%		95.5%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(c)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(d)	Amount is less than $500,000.
(e)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)	Amount calculated is less than $0.005 or 0.05%.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR U.S. VALUE FUND — CLASS A

	Year Ended
	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001		Dec. 31, 2000(b)(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$13.66	$17.83	$20.65		$19.99
Income From Investment Operations:
Net Investment Income (Loss)	0.14	0.12 (d)	0.05		0.00	(e)
Net Realized and Unrealized Gains (Losses) on Investments	4.00	(2.77)	(2.56)		0.68

Total from Investment Operations	4.14	(2.65)	(2.51)		0.68
Less Distributions:
From Net Investment Income	(0.15)	(0.16)	(0.06)		(0.02)
From Net Realized Gains	—	(1.36)	(0.25)		—

Total Distributions	(0.15)	(1.52)	(0.31)		(0.02)

Net Asset Value, End of Period	$17.65	$13.66	$17.83		$20.65

Ratios and Supplemental Data
Total Return	+30.5%	–16.3%	–12.2%		+3.4%
Net Assets, End of Period (In Millions)	$5	$3	$3		$0	(f)
Ratio of Expenses to Average Net Assets before Expense Offsets	1.4%	1.3%	1.8%		1.3	%*
Ratio of Expenses to Average Net Assets	1.4%	1.3%	1.8%		1.3	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	1.0%	0.9%	0.1%		0.1	%*
Portfolio Turnover Rate(g)	53.4%	89.8%	116.1%		14.4%

STRONG ADVISOR U.S. VALUE FUND — CLASS B
	Year Ended
	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001		Dec. 31, 2000(b)(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$13.67	$17.81	$20.66		$19.99
Income From Investment Operations:
Net Investment Income (Loss)	0.03	0.02 (d)	(0.00	)(e)	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments	3.98	(2.78)	(2.60)		0.69

Total from Investment Operations	4.01	(2.76)	(2.60)		0.68
Less Distributions:
From Net Investment Income	(0.04)	(0.02)	—		(0.01)
From Net Realized Gains	—	(1.36)	(0.25)		—

Total Distributions	(0.04)	(1.38)	(0.25)		(0.01)

Net Asset Value, End of Period	$17.64	$13.67	$17.81		$20.66

Ratios and Supplemental Data
Total Return	+29.4%	–17.0%	–12.6%		+3.4%
Net Assets, End of Period (In Millions)	$5	$3	$2		$0	(f)
Ratio of Expenses to Average Net Assets before Expense Offsets	2.2%	2.2%	2.9%		2.0	%*
Ratio of Expenses to Average Net Assets	2.2%	2.1%	2.3%		2.0	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	0.2%	0.1%	(0.4)%		(0.5	)%*
Portfolio Turnover Rate(g)	53.4%	89.8%	116.1%		14.4%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(c)	Per share data reflects a 1.023 for 1.000 share split which occurred on March 8, 2001.
(d)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(e)	Amount calculated is less than $0.005.
(f)	Amount is less than $500,000.
(g)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR U.S. VALUE FUND — CLASS C

	Year Ended
	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001		Dec. 31, 2000(b)(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$13.61	$17.82	$20.66		$19.99
Income From Investment Operations:
Net Investment Income (Loss)	0.03	0.02 (d)	(0.00	)(e)	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments	3.97	(2.78)	(2.59)		0.69

Total from Investment Operations	4.00	(2.76)	(2.59)		0.68
Less Distributions:
From Net Investment Income	(0.05)	(0.09)	—		(0.01)
From Net Realized Gains	—	(1.36)	(0.25)		—

Total Distributions	(0.05)	(1.45)	(0.25)		(0.01)

Net Asset Value, End of Period	$17.56	$13.61	$17.82		$20.66

Ratios and Supplemental Data
Total Return	+29.4%	–17.1%	–12.6%		+3.4%
Net Assets, End of Period (In Millions)	$4	$1	$1		$0 (f)
Ratio of Expenses to Average Net Assets before Expense Offsets	2.2%	2.2%	2.4%		2.0%*
Ratio of Expenses to Average Net Assets	2.2%	2.2%	2.2%		2.0%*
Ratio of Net Investment Income (Loss) to Average Net Assets	0.2%	0.2%	(0.3)%		(0.5)%*
Portfolio Turnover Rate(g)	53.4%	89.8%	116.1%		14.4%

STRONG ADVISOR U.S. VALUE FUND — CLASS K

	Year Ended
	Dec. 31, 2003	Dec. 31, 2002
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$13.56	$17.87
Income From Investment Operations:
Net Investment Income (Loss)	0.16	0.22 (d)
Net Realized and Unrealized Gains (Losses) on Investments	4.02	(2.81)

Total from Investment Operations	4.18	(2.59)
Less Distributions:
From Net Investment Income	(0.22)	(0.36)
From Net Realized Gains	—	(1.36)

Total Distributions	(0.22)	(1.72)

Net Asset Value, End of Period	$17.52	$13.56

Ratios and Supplemental Data
Total Return	+31.0%	–16.0%
Net Assets, End of Period (In Millions)	$87	$11
Ratio of Expenses to Average Net Assets before Expense Offsets	1.1%	1.1%
Ratio of Expenses to Average Net Assets	1.0%	1.0%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.3%	1.6%
Portfolio Turnover Rate(g)	53.4%	89.8%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(c)	Per share data reflects a 1.023 for 1.000 share split which occurred on March 8, 2001.
(d)	Net investment income (loss) per share represents new investment income (loss) divided by average shares outstanding throughout the year.
(e)	Amount calculated is less than $0.005.
(f)	Amount is less than $500,000.
(g)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR U.S. VALUE FUND — CLASS Z

	Year Ended
	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000(b)	Oct. 31, 2000	Oct. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$13.74	$17.87	$20.65	$21.63	$20.58	$17.20
Income From Investment Operations:
Net Investment Income (Loss)	0.15	0.05 (c)	0.11	0.03	0.05	0.06
Net Realized and Unrealized Gains (Losses) on Investments	3.99	(2.79)	(2.53)	(0.52)	1.53	3.39

Total from Investment Operations	4.14	(2.74)	(2.42)	(0.49)	1.58	3.45
Less Distributions:
From Net Investment Income	(0.11)	(0.03)	(0.11)	(0.03)	(0.05)	(0.07)
From Net Realized Gains	—	(1.36)	(0.25)	(0.46)	(0.48)	—

Total Distributions	(0.11)	(1.39)	(0.36)	(0.49)	(0.53)	(0.07)

Net Asset Value, End of Period	$17.77	$13.74	$17.87	$20.65	$21.63	$20.58

Ratios and Supplemental Data
Total Return	+30.2%	–16.9%	–11.7%	–2.2%	+7.7%	+20.1%
Net Assets, End of Period (In Millions)	$159	$197	$186	$251	$252	$182
Ratio of Expenses to Average Net Assets before Expense Offsets	1.6%	1.9%	1.2%	1.1%*	1.0%	1.1%
Ratio of Expenses to Average Net Assets	1.6%	1.9%	1.2%	1.1%*	1.0%	1.1%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.8%	0.3%	0.6%	0.8%*	0.3%	0.3%
Portfolio Turnover Rate(f)	53.4%	89.8%	116.1%	14.4%	46.5%	32.3%

STRONG ADVISOR ENDEAVOR LARGE CAP FUND — CLASS A

	Year Ended
	Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001(d)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$7.55		$10.59		$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.07	)(c)	(0.10	)(c)	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments	2.60		(2.94)		0.86 (e)
Total from Investment Operations	2.53		(3.04)		0.85
Less Distributions:
From Net Realized Gains	—		—		(0.26)
Total Distributions	—		—		(0.26)
Net Asset Value, End of Period	$10.08		$7.55		$10.59
Ratios and Supplemental Data
Total Return	+33.5%		–28.7%		+8.5%
Net Assets, End of Period (In Millions)	$37		$28		$28
Ratio of Expenses to Average Net Assets before Expense Offsets	1.7%		2.0%		2.4%*
Ratio of Expenses to Average Net Assets	1.6%		2.0%		2.4%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.9)%		(1.2)%		(1.1)%*
Portfolio Turnover Rate(f)	234.1%		420.4%		54.0%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	In 2000, the Fund changed its fiscal year-end from October to December.
(c)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(d)	For the period from September 28, 2001 (commencement of class) to December 31, 2001.
(e)	The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.
(f)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR ENDEAVOR LARGE CAP FUND — CLASS B

	Year Ended
	Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$7.51		$10.57		$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.12	)(c)	(0.12	)(c)	(0.04)
Net Realized and Unrealized Gains (Losses) on Investments	2.58		(2.94)		0.87	(d)

Total from Investment Operations	2.46		(3.06)		0.83
Less Distributions:
From Net Realized Gains	—		—		(0.26)

Total Distributions	—		—		(0.26)

Net Asset Value, End of Period	$9.97		$7.51		$10.57

Ratios and Supplemental Data
Total Return	+32.8%		–29.0%		+8.3%
Net Assets, End of Period (In Millions)	$1		$0	(e)	$0	(e)
Ratio of Expenses to Average Net Assets before Expense Offsets	2.5%		4.7%		2.7	%*
Ratio of Expenses to Average Net Assets	2.1%		2.2%		2.6	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.3)%		(1.4)%		(1.6	)%*
Portfolio Turnover Rate(f)	234.1%		420.4%		54.0%

STRONG ADVISOR ENDEAVOR LARGE CAP FUND — CLASS C
	Year Ended
	Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$7.51		$10.57		$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.12	)(c)	(0.13	)(c)	(0.04)
Net Realized and Unrealized Gains (Losses) on Investments	2.58		(2.93)		0.87	(d)

Total from Investment Operations	2.46		(3.06)		0.83
Less Distributions:
From Net Realized Gains	—		—		(0.26)

Total Distributions	—		—		(0.26)

Net Asset Value, End of Period	$9.97		$7.51		$10.57

Ratios and Supplemental Data
Total Return	+32.8%		–29.0%		+8.3%
Net Assets, End of Period (In Millions)	$0	(e)	$0	(e)	$0	(e)
Ratio of Expenses to Average Net Assets before Expense Offsets	2.6%		4.2%		2.7	%*
Ratio of Expenses to Average Net Assets	2.1%		2.3%		2.6	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.4)%		(1.5)%		(1.6	)%*
Portfolio Turnover Rate(f)	234.1%		420.4%		54.0%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from September 28, 2001 (commencement of class) to December 31, 2001.
(c)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(d)	The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.
(e)	Amount is less than $500,000.
(f)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR FOCUS FUND — CLASS A

	Year Ended
	Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$4.79		$6.62		$10.26	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.05	)(c)	(0.10	)(c)	(0.07)	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments	1.25		(1.73)		(3.57)	0.27

Total from Investment Operations	1.20		(1.83)		(3.64)	0.26
Less Distributions:
From Net Investment Income	—		—		—	—

Total Distributions	—		—		—	—

Net Asset Value, End of Period	$5.99		$4.79		$6.62	$10.26

Ratios and Supplemental Data
Total Return	+25.1%		–27.6%		–35.5%	+2.6%
Net Assets, End of Period (In Millions)	$2		$2		$5	$1
Ratio of Expenses to Average Net Assets before Expense Offsets	3.0%		2.9%		3.4%	7.3	%*
Ratio of Expenses to Average Net Assets	1.3%		2.1%		1.5%	2.4	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.0)%		(1.7)%		(0.9)%	(1.0	)%*
Portfolio Turnover Rate(d)	248.9%		350.1%		605.7%	45.1%

STRONG ADVISOR FOCUS FUND — CLASS B
	Year Ended
	Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$4.73		$6.55		$10.23	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.09	)(c)	(0.11	)(c)	(0.08)	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments	1.23		(1.71)		(3.60)	0.24

Total from Investment Operations	1.14		(1.82)		(3.68)	0.23
Less Distributions:
From Net Investment Income	—		—		—	—

Total Distributions	—		—		—	—

Net Asset Value, End of Period	$5.87		$4.73		$6.55	$10.23

Ratios and Supplemental Data
Total Return	+24.1%		–27.8%		–36.0%	+2.3%
Net Assets, End of Period (In Millions)	$1		$1		$2	$0	(e)
Ratio of Expenses to Average Net Assets before Expense Offsets	3.9%		4.1%		4.6%	8.1	%*
Ratio of Expenses to Average Net Assets	2.0%		2.4%		2.4%	3.1	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.7)%		(2.0)%		(1.7)%	(1.6	)%*
Portfolio Turnover Rate(d)	248.9%		350.1%		605.7%	45.1%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(c)	Net investment income (loss) per share represents new investment income (loss) divided by average shares outstanding throughout the year.
(d)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	Amount is less than $500,000.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR FOCUS FUND — CLASS C

	Year Ended
Selected Per-Share Data(a)	Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(b)
Net Asset Value, Beginning of Period	$4.73		$6.55		$10.23	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.09	)(c)	(0.11	)(c)	(0.09)	(0.02)
Net Realized and Unrealized Gains (Losses) on Investments	1.23		(1.71)		(3.59)	0.25
Total from Investment Operations	1.14		(1.82)		(3.68)	0.23
Less Distributions:
From Net Investment Income	—		—		—	—
Total Distributions	—		—		—	—
Net Asset Value, End of Period	$5.87		$4.73		$6.55	$10.23

Ratios and Supplemental Data
Total Return	+24.1%		–27.8%		–36.0%	+2.3%
Net Assets, End of Period (In Millions)	$0	(d)	$0	(d)	$1	$0	(d)
Ratio of Expenses to Average Net Assets before Expense Offsets	3.8%		3.9%		4.3%	8.1	%*
Ratio of Expenses to Average Net Assets	1.9%		2.4%		2.4%	4.5	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.6)%		(2.0)%		(1.7)%	(2.7	)%*
Portfolio Turnover Rate(e)	248.9%		350.1%		605.7%	45.1%

STRONG ADVISOR INTERNATIONAL CORE FUND — CLASS A

	Year Ended
Selected Per-Share Data(a)	Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001(f)
Net Asset Value, Beginning of Period	$8.84		$10.41		$10.00
Income From Investment Operations:
Net Investment Income (Loss)	0.18	(c)	(0.06	)(c)	(0.03)
Net Realized and Unrealized Gains (Losses) on Investments	2.59		(1.51)		0.44
Total from Investment Operations	2.77		(1.57)		0.41
Less Distributions:
From Net Investment Income	(0.14)		—		—
Total Distributions	(0.14)		—		—
Net Asset Value, End of Period	$11.47		$8.84		$10.41

Ratios and Supplemental Data
Total Return	+31.4%		–15.1%		+4.1%
Net Assets, End of Period (In Millions)	$1		$0	(d)	$0	(d)
Ratio of Expenses to Average Net Assets before Expense Offsets	7.7%		52.4%		2.2	%*
Ratio of Expenses to Average Net Assets	0.0	%(g)	2.2%		2.2	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	1.8%		(0.6)%		(1.1	)%*
Portfolio Turnover Rate(e)	88.1%		46.9%		4.0%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(c)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(d)	Amount is less than $500,000.
(e)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)	For the period from September 28, 2001 (commencement of class) to December 31, 2001.
(g)	Amount calculated is less than 0.05%.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR INTERNATIONAL CORE FUND — CLASS B

	Year Ended
Selected Per-Share Data(a)	Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001(b)
Net Asset Value, Beginning of Period	$8.82		$10.40		$10.00
Income From Investment Operations:
Net Investment Income (Loss)	0.20	(c)	(0.08	)(c)	(0.04)
Net Realized and Unrealized Gains (Losses) on Investments	2.58		(1.50)		0.44

Total from Investment Operations	2.78		(1.58)		0.40
Less Distributions:
From Net Investment Income	(0.15)		—		—

Total Distributions	(0.15)		—		—

Net Asset Value, End of Period	$11.45		$8.82		$10.40

Ratios and Supplemental Data
Total Return	+31.6%		–15.2%		+4.0%
Net Assets, End of Period (In Millions)	$1		$0	(d)	$0	(d)
Ratio of Expenses to Average Net Assets before Expense Offsets	8.6%		52.0%		3.0	%*
Ratio of Expenses to Average Net Assets	0.0	%(f)	2.4%		2.7	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	2.0%		(0.8)%		(1.6	)%*
Portfolio Turnover Rate(e)	88.1%		46.9%		4.0%

STRONG ADVISOR INTERNATIONAL CORE FUND — CLASS C

	Year Ended
Selected Per-Share Data(a)	Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001(b)
Net Asset Value, Beginning of Period	$8.82		$10.40		$10.00
Income From Investment Operations:
Net Investment Income (Loss)	0.21	(c)	(0.06	)(c)	(0.04)
Net Realized and Unrealized Gains (Losses) on Investments	2.57		(1.52)		0.44

Total from Investment Operations	2.78		(1.58)		0.40
Less Distributions:
From Net Investment Income	(0.17)		—		—

Total Distributions	(0.17)		—		—

Net Asset Value, End of Period	$11.43		$8.82		$10.40

Ratios and Supplemental Data
Total Return	+31.5%		–15.2%		+4.0%
Net Assets, End of Period (In Millions)	$0	(d)	$0	(d)	$0	(d)
Ratio of Expenses to Average Net Assets before Expense Offsets	8.4%		52.5%		3.0	%*
Ratio of Expenses to Average Net Assets	0.0	%(f)	2.4%		2.7	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	2.1%		(0.7)%		(1.6	)%*
Portfolio Turnover Rate(e)	88.1%		46.9%		4.0%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from September 28, 2001 (commencement of class) to December 31, 2001.
(c)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(d)	Amount is less than $500,000.
(e)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)	Amount calculated is less than 0.05%.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR SELECT FUND — CLASS A

	Year Ended
Selected Per-Share Data(a)	Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001
Net Asset Value, Beginning of Period	$6.10		$7.99		$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.07	)(b)	(0.07	)(b)	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments	2.33		(1.81)		(2.00	)(c)

Total from Investment Operations	2.26		(1.88)		(2.01)
Less Distributions:
From Net Realized Gains	—		(0.01)		—

Total Distributions	—		(0.01)		—

Net Asset Value, End of Period	$8.36		$6.10		$7.99

Ratios and Supplemental Data
Total Return	+37.1%		–23.5%		–20.1%
Net Assets, End of Period (In Millions)	$81		$56		$57
Ratio of Expenses to Average Net Assets before Expense Offsets	1.6%		1.6%		4.4%
Ratio of Expenses to Average Net Assets	1.6%		1.6%		1.7%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.0)%		(1.1)%		(0.8)%
Portfolio Turnover Rate(d)	243.6%		437.3%		359.7%

STRONG ADVISOR SELECT FUND — CLASS B

	Year Ended
Selected Per-Share Data(a)	Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001
Net Asset Value, Beginning of Period	$6.02		$7.94		$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.12	)(b)	(0.12	)(b)	(0.09)
Net Realized and Unrealized Gains (Losses) on Investments	2.28		(1.79)		(1.97	)(c)

Total from Investment Operations	2.16		(1.91)		(2.06)
Less Distributions:
From Net Realized Gains	—		(0.01)		—

Total Distributions	—		(0.01)		—

Net Asset Value, End of Period	$8.18		$6.02		$7.94

Ratios and Supplemental Data
Total Return	+35.9%		–24.0%		–20.6%
Net Assets, End of Period (In Millions)	$1		$0	(e)	$0	(e)
Ratio of Expenses to Average Net Assets before Expense Offsets	2.4%		2.4%		12.4%
Ratio of Expenses to Average Net Assets	2.3%		2.4%		2.5%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.8)%		(1.9)%		(1.7)%
Portfolio Turnover Rate(d)	243.6%		437.3%		359.7%

(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(c)	The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.
(d)	Calculated on the basis of the Fund as a while without distinguishing between the classes of shares issued.
(e)	Amount is less than $500,000.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR SELECT FUND — CLASS C

	Year Ended
	Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$6.02		$7.93		$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.13	)(b)	(0.12	)(b)	(0.10)
Net Realized and Unrealized Gains (Losses) on Investments	2.29		(1.78)		(1.97	)(c)

Total from Investment Operations	2.16		(1.90)		(2.07)
Less Distributions:
From Net Realized Gains	—		(0.01)		—

Total Distributions	—		(0.01)		—

Net Asset Value, End of Period	$8.18		$6.02		$7.93

Ratios and Supplemental Data
Total Return	+35.9%		–24.0%		–20.7%
Net Assets, End of Period (In Millions)	$0	(d)	$0	(d)	$0	(d)
Ratio of Expenses to Average Net Assets before Expense Offsets	2.5%		2.3%		12.8%
Ratio of Expenses to Average Net Assets	2.4%		2.3%		2.5%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.8)%		(1.8)%		(1.7)%
Portfolio Turnover Rate(e)	243.6%		437.3%		359.7%

STRONG ADVISOR TECHNOLOGY FUND — CLASS A

	Year Ended
	Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(f)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$4.24		$7.22		$9.27	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.10	)(b)	(0.11	)(b)	(0.05)	(0.05)
Net Realized and Unrealized Gains (Losses) on Investments	3.29		(2.87)		(1.99)	(0.68)

Total from Investment Operations	3.19		(2.98)		(2.04)	(0.73)
Less Distributions:
From Net Realized Gains	—		—		(0.01)	—

Total Distributions	—		—		(0.01)	—

Net Asset Value, End of Period	$7.43		$4.24		$7.22	$9.27

Ratios and Supplemental Data
Total Return	+75.2%		–41.3%		–22.0%	–7.3%
Net Assets, End of Period (In Millions)	$1		$1		$2	$0 (d)
Ratio of Expenses to Average Net Assets before Expense Offsets	3.6%		3.3%		7.0%	17.2%*
Ratio of Expenses to Average Net Assets	2.2%		2.3%		1.6%	9.5%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.8)%		(2.1)%		(1.0)%	(8.2)%*
Portfolio Turnover Rate(e)	184.5%		136.5%		157.9%	49.3%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	Net investment income (loss) per share represents new investment income (loss) divided by average shares outstanding throughout the year.
(c)	The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.
(d)	Amount is less than $500,000.
(e)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)	For the period from November 30, 2000 (commencement of class) to December 31, 2000.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR TECHNOLOGY FUND — CLASS B

	Year Ended
	Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$4.17		$7.13		$9.26	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.11	)(c)	(0.11	)(c)	(0.09)	(0.08)
Net Realized and Unrealized Gains (Losses) on Investments	3.26		(2.85)		(2.03)	(0.66)

Total from Investment Operations	3.15		(2.96)		(2.12)	(0.74)
Less Distributions:
From Net Realized Gains	—		—		(0.01)	—

Total Distributions	—		—		(0.01)	—

Net Asset Value, End of Period	$7.32		$4.17		$7.13	$9.26

Ratios and Supplemental Data
Total Return	+75.5%		–41.5%		–22.9%	–7.4%
Net Assets, End of Period (In Millions)	$1		$0	(d)	$0 (d)	$0 (d)
Ratio of Expenses to Average Net Assets before Expense Offsets	4.5%		4.5%		9.3%	17.3%*
Ratio of Expenses to Average Net Assets	2.2%		2.4%		2.5%	11.1%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.7)%		(2.2)%		(1.9)%	(9.7)%*
Portfolio Turnover Rate(e)	184.5%		136.5%		157.9%	49.3%

STRONG ADVISOR TECHNOLOGY FUND — CLASS C
	Year Ended
	Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$4.16		$7.11		$9.26	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.10	)(c)	(0.12	)(c)	(0.09)	(0.08)
Net Realized and Unrealized Gains (Losses) on Investments	3.24		(2.83)		(2.05)	(0.66)

Total from Investment Operations	3.14		(2.95)		(2.14)	(0.74)
Less Distributions:
From Net Realized Gains	—		—		(0.01)	—

Total Distributions	—		—		(0.01)	—

Net Asset Value, End of Period	$7.30		$4.16		$7.11	$9.26

Ratios and Supplemental Data
Total Return	+75.5%		–41.5%		–23.1%	–7.4%
Net Assets, End of Period (In Millions)	$0	(d)	$0	(d)	$1	$0 (d)
Ratio of Expenses to Average Net Assets before Expense Offsets	4.5%		4.2%		8.9%	17.3%*
Ratio of Expenses to Average Net Assets	2.2%		2.5%		2.4%	11.1%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.8)%		(2.2)%		(1.8)%	(9.7)%*
Portfolio Turnover Rate(e)	184.5%		136.5%		157.9%	49.3%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(c)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(d)	Amount is less than $500,000.
(e)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR U.S. SMALL/MID CAP GROWTH FUND — CLASS A

	Year Ended
	Dec. 31, 2003		Dec. 31, 2002(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$7.14		$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.24	)(c)	(0.14	)(c)
Net Realized and Unrealized Gains (Losses) on Investments	4.29		(2.72)

Total from Investment Operations	4.05		(2.86)
Less Distributions:
From Net Investment Income	—		—

Total Distributions	—		—

Net Asset Value, End of Period	$11.19		$7.14

Ratios and Supplemental Data
Total Return	+56.7%		–28.6%
Net Assets, End of Period (In Millions)	$3		$0	(d)
Ratio of Expenses to Average Net Assets before Expense Offsets	3.8%		14.1	%*
Ratio of Expenses to Average Net Assets	2.4%		2.5	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.4)%		(2.4	)%*
Portfolio Turnover Rate(e)	114.0%		98.1%

STRONG ADVISOR U.S. SMALL/MID CAP GROWTH FUND — CLASS B

	Year Ended
	Dec. 31, 2003		Dec. 31, 2002(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$7.14		$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.23	)(c)	(0.14	)(c)
Net Realized and Unrealized Gains (Losses) on Investments	4.27		(2.72)

Total from Investment Operations	4.04		(2.86)
Less Distributions:
From Net Investment Income	—		—

Total Distributions	—		—

Net Asset Value, End of Period	$11.18		$7.14

Ratios and Supplemental Data
Total Return	+56.6%		–28.6%
Net Assets, End of Period (In Millions)	$1		$0	(d)
Ratio of Expenses to Average Net Assets before Expense Offsets	4.7%		14.9	%*
Ratio of Expenses to Average Net Assets	2.4%		2.5	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.4)%		(2.4	)%*
Portfolio Turnover Rate(e)	114.0%		98.1%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from March 28, 2002 (commencement of class) to December 31, 2002 (Note 1).
(c)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(d)	Amount is less than $500,000.
(e)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR U.S. SMALL/MID CAP GROWTH FUND — CLASS C

	Year Ended
	Dec. 31, 2003		Dec. 31, 2002(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$7.14		$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.23	)(c)	(0.13	)(c)
Net Realized and Unrealized Gains (Losses) on Investments	4.28		(2.73)

Total from Investment Operations	4.05		(2.86)
Less Distributions:
From Net Investment Income	—		—

Total Distributions	—		—

Net Asset Value, End of Period	$11.19		$7.14

Ratios and Supplemental Data
Total Return	+56.7%		–28.6%
Net Assets, End of Period (In Millions)	$2		$0	(d)
Ratio of Expenses to Average Net Assets before Expense Offsets	4.7%		15.3	%*
Ratio of Expenses to Average Net Assets	2.4%		2.5	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.3)%		(2.4	)%*
Portfolio Turnover Rate(e)	114.0%		98.1%

STRONG ADVISOR UTILITIES AND ENERGY FUND — CLASS A

	Year Ended
	Dec. 31, 2003	Dec. 31, 2002(f)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$9.02	$10.00
Income From Investment Operations:
Net Investment Income	0.14	0.08 (c)
Net Realized and Unrealized Gains (Losses) on Investments	1.61	(1.00)

Total from Investment Operations	1.75	(0.92)
Less Distributions:
From Net Investment Income	(0.14)	(0.06)

Total Distributions	(0.14)	(0.06)

Net Asset Value, End of Period	$10.63	$9.02

Ratios and Supplemental Data
Total Return	+19.6%	–9.2%
Net Assets, End of Period (In Millions)	$10	$6
Ratio of Expenses to Average Net Assets before Expense Offsets	1.9%	2.2%*
Ratio of Expenses to Average Net Assets	1.9%	2.2%*
Ratio of Net Investment Income to Average Net Assets	1.5%	2.0%*
Portfolio Turnover Rate(e)	174.2%	46.2%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from March 28, 2002 (commencement of class) to December 31, 2002 (Note 1).
(c)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(d)	Amount is less than $500,000.
(e)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)	For the period from July 31, 2002 (commencement of class) to December 31, 2002 (Note 1).

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR UTILITIES AND ENERGY FUND — CLASS B

	Year Ended
	Dec. 31, 2003	Dec. 31, 2002(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$9.04	$10.00
Income From Investment Operations:
Net Investment Income	0.09	0.06 (c)
Net Realized and Unrealized Gains on Investments	1.62	(1.00)

Total from Investment Operations	1.71	(0.94)
Less Distributions:
From Net Investment Income	(0.11)	(0.02)

Total Distributions	(0.11)	(0.02)

Net Asset Value, End of Period	$10.64	$9.04

Ratios and Supplemental Data
Total Return	+19.0%	–9.4%
Net Assets, End of Period (In Millions)	$0 (d)	$0 (d)
Ratio of Expenses to Average Net Assets before Expense Offsets	2.7%	5.1%*
Ratio of Expenses to Average Net Assets	2.4%	2.5%*
Ratio of Net Investment Income to Average Net Assets	1.0%	1.6%*
Portfolio Turnover Rate(e)	174.2%	46.2%

STRONG ADVISOR UTILITIES AND ENERGY FUND — CLASS C

	Year Ended
	Dec. 31, 2003	Dec. 31, 2002(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$9.02	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	0.09	0.05 (c)
Net Realized and Unrealized Gains (Losses) on Investments	1.61	(0.99)

Total from Investment Operations	1.70	(0.94)
Less Distributions:
From Net Investment Income	(0.10)	(0.04)

Total Distributions	(0.10)	(0.04)

Net Asset Value, End of Period	$10.62	$9.02

Ratios and Supplemental Data
Total Return	+19.0%	–9.4%
Net Assets, End of Period (In Millions)	$0 (d)	$0 (d)
Ratio of Expenses to Average Net Assets before Expense Offsets	2.7%	5.3%*
Ratio of Expenses to Average Net Assets	2.4%	2.5%*
Ratio of Net Investment Income to Average Net Assets	0.9%	1.3%*
Portfolio Turnover Rate(e)	174.2%	46.2%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from July 31, 2002 (commencement of class) to December 31, 2002 (Note 1).
(c)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(d)	Amount is less than $500,000.
(e)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR LARGE COMPANY CORE FUND — CLASS A

	Year Ended
	Dec. 31, 2003		Dec. 31, 2002(b)		Sep. 30, 2002(c)	Sep. 30, 2001	Sep. 30, 2000	Sep. 30, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$8.81		$8.24		$9.65	$14.67	$11.72	$9.71
Income From Investment Operations:
Net Investment Income	(0.00	)(d)(e)	0.01	(e)	0.07	0.12	0.14	0.09
Net Realized and Unrealized Gains (Losses) on Investments	2.02		0.57		(1.10)	(3.79)	3.26	2.03

Total from Investment Operations	2.02		0.58		(1.03)	(3.67)	3.40	2.12
Less Distributions:
From Net Investment Income	(0.01)		(0.01)		(0.05)	(0.12)	(0.14)	(0.11)
From Net Realized Gains	(0.01)		—		(0.33)	(1.23)	(0.31)	—

Total Distributions	(0.02)		(0.01)		(0.38)	(1.35)	(0.45)	(0.11)

Net Asset Value, End of Period	$10.81		$8.81		$8.24	$9.65	$14.67	$11.72

Ratios and Supplemental Data
Total Return	+22.9%		+7.0%		–11.5%	–26.4%	+29.5%	+21.9%
Net Assets, End of Period (In Millions)	$67		$9		$6	$4	$5	$3
Ratio of Expenses to Average Net Assets before Expense Offsets	1.7%		3.1	%*	3.7%	4.7%	3.8%	4.6%
Ratio of Expenses to Average Net Assets	1.5%		1.5	%*	1.5%	1.5%	1.5%	1.5%
Ratio of Net Investment Income to Average Net Assets	(0.0	)%(d)	0.1	%*	0.8%	1.0%	1.1%	0.8%
Portfolio Turnover Rate(f)	148.2%		36.4%		190.4%	221.6%	142.7%	113.4%

STRONG ADVISOR LARGE COMPANY CORE FUND — CLASS B

	Year Ended
	Dec. 31, 2003		Dec. 31, 2002(g)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$8.79		$8.21
Income From Investment Operations:
Net Investment Income	(0.10	)(e)	(0.02	)(e)
Net Realized and Unrealized Gains on Investments	2.01		0.60

Total from Investment Operations	1.91		0.58
Less Distributions:
From Net Investment Income	(0.00	)(d)	—
From Net Realized Gains	(0.01)		—

Total Distributions	(0.01)		—

Net Asset Value, End of Period	$10.69		$8.79

Ratios and Supplemental Data
Total Return	+21.7%		+7.1%
Net Assets, End of Period (In Millions)	$8		$0	(h)
Ratio of Expenses to Average Net Assets before Expense Offsets	2.5%		4.2	%*
Ratio of Expenses to Average Net Assets	2.4%		2.5	%*
Ratio of Net Investment Income to Average Net Assets	(1.0)%		(0.2	)%*
Portfolio Turnover Rate(f)	148.2%		36.4%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	In 2002, the Fund changed its fiscal year-end from September to December.
(c)	Effective September 5, 2002 Strong Capital Management, Inc. assumed the investment advisory responsibilities from Rockhaven Asset Management, LLC.
(d)	Amount calculated is less than $0.005 or 0.05%.
(e)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(f)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g)	For the period from September 30, 2002 (commencement of class) to December 31, 2002.
(h)	Amount is less than $500,000.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR LARGE COMPANY CORE FUND — CLASS C

	Year Ended
	Dec. 31, 2003		Dec. 31, 2002(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$8.79		$8.21
Income From Investment Operations:
Net Investment Income (Loss)	(0.10	)(c)	(0.02	)(c)
Net Realized and Unrealized Gains (Losses) on Investments	2.01		0.60

Total from Investment Operations	1.91		0.58
Less Distributions:
From Net Investment Income	—		(0.00	)(d)
From Net Realized Gains (Losses)	(0.01)		—

Total Distributions	(0.01)		(0.00	)(d)

Net Asset Value, End of Period	$10.69		$8.79

Ratios and Supplemental Data
Total Return	+21.7%		+7.1%
Net Assets, End of Period (In Millions)	$6		$0	(e)
Ratio of Expenses to Average Net Assets before Expense Offsets	2.5%		4.2	%*
Ratio of Expenses to Average Net Assets	2.4%		2.5	%*
Ratio of Net Investment Income to Average Net Assets	(1.0)%		(0.2	)%*
Portfolio Turnover Rate(f)	148.2%		36.4%

STRONG ADVISOR LARGE COMPANY CORE FUND — CLASS K

	Year Ended
	Dec. 31, 2003	Dec. 31, 2002(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$8.80	$8.21
Income From Investment Operations:
Net Investment Income	0.05 (c)	0.02	(c)
Net Realized and Unrealized Losses on Investments	2.03	0.59

Total from Investment Operations	2.08	0.61
Less Distributions:
From Net Investment Income	(0.03)	(0.02)
From Net Realized Gains	(0.01)	—

Total Distributions	(0.04)	(0.02)

Net Asset Value, End of Period	$10.84	$8.80

Ratios and Supplemental Data
Total Return	+23.7%	+7.4%
Net Assets, End of Period (In Millions)	$35	$0	(e)
Ratio of Expenses to Average Net Assets before Expense Offsets	1.4%	2.9	%*
Ratio of Expenses to Average Net Assets	1.0%	1.0	%*
Ratio of Net Investment Income to Average Net Assets	0.5%	1.1	%*
Portfolio Turnover Rate(f)	148.2%	36.4%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from September 30, 2002 (commencement of class) to December 31, 2002.
(c)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(d)	Amount calculated is less than $0.005.
(e)	Amount is less than $500,000.
(f)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

1.	Organization

The accompanying financial statements represent the following Strong Advisor Equity Funds (the “Funds”), each with its own investment objectives and policies:

•	Strong Advisor Common Stock Fund(1) (a series fund of Strong Common Stock Fund, Inc.)

•	Strong Advisor Mid Cap Growth Fund(1) (a series fund of Strong Equity Funds, Inc.)

•	Strong Advisor Small Cap Value Fund(1) (a series fund of Strong Equity Funds, Inc.)

•	Strong Advisor U.S. Value Fund(1) (a series fund of Strong Conservative Equity Funds, Inc.)

•	Strong Advisor Endeavor Large Cap Fund(1) (a series fund of Strong Common Stock Fund, Inc.)

•	Strong Advisor Focus Fund(2) (a series fund of Strong Common Stock Fund, Inc.)

•	Strong Advisor International Core Fund(1) (a series fund of Strong International Equity Funds, Inc.)

•	Strong Advisor Select Fund(2) (a series fund of Strong Opportunity Fund, Inc.)

•	Strong Advisor Technology Fund(1) (a series fund of Strong Common Stock Fund, Inc.)

•	Strong Advisor U.S. Small/Mid Cap Growth Fund(1) (a series fund of Strong Opportunity Fund, Inc.)

•	Strong Advisor Utilities and Energy Fund(1) (a series fund of Strong Equity Funds, Inc.)

•	Strong Advisor Large Company Core Fund(1) (a series fund of Strong Equity Funds, Inc.)

(1)	Diversified Fund.
(2)	Non-diversified Fund.

Each Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”).

Strong Advisor Common Stock Fund, Strong Advisor Mid Cap Growth Fund and Strong Advisor Small Cap Value Fund offer Class A, B, C and Z shares. Strong Advisor U.S. Value Fund offers Class A, B, C, K and Z shares. Strong Advisor Endeavor Large Cap Fund, Strong Advisor Focus Fund, Strong Advisor International Core Fund, Strong Advisor Select Fund, Strong Advisor Technology Fund, Strong Advisor U.S. Small/Mid Cap Growth Fund and Strong Advisor Utilities and Energy Fund offer Class A, B and C shares. Strong Advisor Large Company Core Fund offers Class A, B, C and K shares. All classes of shares differ principally in their respective administration, transfer agent and distribution expenses and sales charges, if any. All classes of shares have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

Class A, B and C shares are available only through financial professionals. Class K shares are primarily available through retirement plans. Class Z shares are available to certain investors and investment professionals who owned Investor Class shares of the Fund on November 30, 2000 and to certain other investors as set forth in the Funds’ prospectuses.

Effective March 28, 2002 (public launch April 1, 2002), Strong Advisor U.S. Small/Mid Cap Growth Fund commenced operations and offers three classes of shares: Class A, B and C.

Effective July 31, 2002 (public launch August 1, 2002), Strong Advisor Utilities and Energy Fund commenced operations and offers three classes of shares: Class A, B and C.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

(A)	Security Valuation — Securities of the Funds traded on a national securities exchange are valued each business day at the last sales price. Securities traded on the NASDAQ Stock Market are valued each business day using the NASDAQ Official Closing Price (“NOCP”). Exchange-traded securities for which there were no transactions and NASDAQ-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Securities for which market quotations are not readily available are fair valued as determined in good faith under the general supervision of the Board of Directors. Some of the Fund’s portfolio securities may be listed on foreign exchanges that close before the U.S. markets and that trade on days when the U.S. markets are closed. As a result, management, under the supervision of the Strong Funds’ Board of Directors, will consider significant events affecting foreign securities and the movements of the domestic markets that occur after the close of the foreign markets and before the time a Fund’s net asset value (“NAV”) is calculated in valuing such foreign securities. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

The Funds may own certain securities that are restricted as to resale. Restricted securities include Section 4(2) commercial paper, securities issued in a private placement, or securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Restricted securities may be determined to be liquid or illiquid. Securities are deemed illiquid based upon guidelines established by the Funds’ Board of Directors. Illiquid securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions, and the issuer’s financial performance. The aggregate cost and fair value of restricted securities held at December 31, 2003, that are deemed illiquid, are as follows:

	Aggregate Cost	Aggregate Fair Value	Percent of Net Assets
Strong Advisor Small Cap Value Fund	$680,073	$1,183,128	0.1%

(B)	Federal Income and Excise Taxes and Distributions to Shareholders — The Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

Undistributed income or net realized gains for financial statement purposes may differ from what is determined for federal income tax purposes due to differences in the timing, recognition and characterization of income, and expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

Each Fund, other than Strong Advisor U.S. Value Fund and Strong Advisor Utilities and Energy Fund, generally pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Strong Advisor U.S. Value Fund and Strong Advisor Utilities and Energy Fund generally pay dividends from net investment income quarterly and distribute net realized capital gains, if any, at least annually.

(C)	Realized Gains and Losses on Investment Transactions — Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

(D)	Certain Investment Risks — The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds’ investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities’ prices, foreign currencies or interest rates. The use of these instruments involves certain risks, including the possibility that the value of the underlying assets or indices fluctuate, the derivative becomes illiquid, imperfect correlation exists between the value of the derivative and the underlying assets or indices, or that the counterparty fails to perform its obligations when due.

Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency rate fluctuations, political and economic instability, different financial reporting standards and taxes, less liquidity, less strict regulation of securities markets and smaller markets with lower trading volume.

(E)	Futures — Upon entering into a futures contract, the Funds deposit in a segregated account with their custodian, in the name of the broker, cash and/or other liquid investments equal to the minimum “initial margin” requirements of the exchange. Each Fund designates liquid securities as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin” and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(F)	Options — The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted daily to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, the Funds realize a gain or loss and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the written option, although any potential loss during the period would be reduced by the amount of the option premium received by the Funds. Each Fund designates liquid securities as collateral on open written options contracts.

(G)	Foreign Currency Conversion — Securities and other assets and liabilities initially expressed in foreign currencies are converted daily into U.S. dollars based upon current exchange rates. Purchases and sales of foreign securities and foreign income are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2003

(H)	Forward Foreign Currency Exchange Contracts — Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(I)	Short Positions — The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Changes between the amount of the liability and the current market value of the short positions are recorded as unrealized gains or losses. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. If the Funds sell securities short while also holding the long position in the security, they may protect unrealized gains but will lose the opportunity to profit on such securities if the price rises. If the Funds sell securities short when not holding the long position in the security, they will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced.

(J)	Repurchase Agreements — The Funds may enter into repurchase agreements with institutions that the Funds’ investment advisor, Strong Capital Management, Inc. (“Strong” or the “Advisor”), has determined are creditworthy. Each repurchase transaction is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by cash and/or securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account under the control of the Fund’s custodial bank in a manner sufficient to enable the Funds to liquidate those securities in the event of a default of the counterparty. On a daily basis, the Fund’s custodial bank monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

(K)	Securities Lending — The Funds, except Strong Advisor Utilities and Energy Fund and Strong Advisor Large Company Core Fund, have entered into a Securities Lending Agreement (the “Agreement”) with Deutsche Bank, which was subsequently acquired by State Street Bank and Trust Company. Under the terms of the Agreement, the Funds may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash and cash equivalents equal to at least 102% of the market value of the aggregate loaned securities, plus accrued interest, and the collateral is marked-to-market daily. Cash collateral received is invested in repurchase agreements, investment funds, government obligations and/or bank obligations.

At December 31, 2003, Strong Advisor Common Stock Fund, Strong Advisor Mid Cap Growth Fund and Strong Advisor U.S. Value Fund had securities with a market value of $46,764,638, $2,409,719 and $3,501,385, respectively, on loan and had received $48,053,386, $2,462,934 and $3,584,475, respectively, in collateral (both are included within Investments in the Statements of Assets and Liabilities). Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Interest Income in the Statements of Operations. For the year ended December 31, 2003, the securities lending income totaled, $118,698, $2,386 and $9,106 for Strong Advisor Common Stock Fund, Strong Advisor Mid Cap Growth Fund and Strong Advisor U.S. Value Fund, respectively.

The three primary risks associated with securities lending are: a borrower defaulting on its obligation to return the securities loaned resulting in a shortfall on the posted collateral; a principal loss arising from the lending agent’s investment of cash collateral; and the inability of the lending Fund to recall a security in time to exercise valuable voting rights or sell the security. In each case, the lending agent has indemnified the Funds for these types of losses.

(L)	Directed Brokerage — The Funds direct certain portfolio trades to brokers who, in turn, pay a portion of the Funds’ expenses not attributable to the Advisor or its affiliates. Such amounts are included in Expense Offsets reported in the Funds’ Statements of Operations and in Note 4.

(M)	Earnings Credit Arrangements — Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian’s fees incurred by certain Funds and are included in Expense Offsets reported in the Funds’ Statements of Operations and in Note 4.

(N)	Expenses — The Funds and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

(O)	Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

(P)	Other — Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative shares outstanding.

(Q)	Redemption Fees — Class A shares of Strong Advisor Large Company Core Fund held for less than 1 year are subject to a redemption fee of 1.00% on the redeemed share’s market value. Effective October 1, 2003, Class A, B and C shares of Strong Advisor International Core Fund held for less than 30 calendar days are subject to a redemption fee of 1.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the Funds. The amount collected for the year ended December 31, 2003 was $12,110 for Strong Advisor Large Company Core Fund. Strong Advisor International Core Fund did not collect any redemption fees during the year.

3.	Related Party Transactions

The Advisor provides investment advisory and related services to the Funds. Strong Investor Services, Inc. (the “Administrator”), an affiliate of the Advisor, provides administrative, transfer agent and related services to the Funds. Certain officers and, until December 2, 2003, certain directors of the Funds are or were affiliated with the Advisor and the Administrator. Investment advisory and administration fees, which are established by terms of the advisory and administration agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

		Administrative Fees
	Advisory Fees(1)	Class A	Class B	Class C	Class K	Class Z
Strong Advisor Common Stock Fund	0.75%	0.30%	0.30%	0.30%	*	0.30%
Strong Advisor Mid Cap Growth Fund	0.75%	0.30%	0.30%	0.30%	*	0.30%
Strong Advisor Small Cap Value Fund	0.75%	0.30%	0.30%	0.30%	*	0.30%
Strong Advisor U.S. Value Fund	0.55%	0.30%	0.30%	0.30%	0.25%	0.30%
Strong Advisor Endeavor Large Cap Fund	0.75%	0.30%	0.30%	0.30%	*	*
Strong Advisor Focus Fund	0.75%	0.30%	0.30%	0.30%	*	*
Strong Advisor International Core Fund	0.75%	0.30%	0.30%	0.30%	*	*
Strong Advisor Select Fund	0.75%	0.30%	0.30%	0.30%	*	*
Strong Advisor Technology Fund	0.75%	0.30%	0.30%	0.30%	*	*
Strong Advisor U.S. Small/Mid Cap Growth Fund	0.75%	0.30%	0.30%	0.30%	*	*
Strong Advisor Utilities and Energy Fund	0.75%	0.30%	0.30%	0.30%	*	*
Strong Advisor Large Company Core Fund	0.75%	0.30%	0.30%	0.30%	0.25%	*

*	Does not offer share class.
(1)	The Investment Advisory fees are 0.75% for assets under $4 billion, 0.725% for the next $2 billion assets, and 0.70% for assets $6 billion and above. Strong Advisor U.S. Value Fund does not have a breakpoint schedule.

The Funds’ Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. The Advisor and/or Administrator has contractually agreed to waive and/or absorb expenses for the following Funds until May 1, 2004, to keep Total Operating Expenses at or below the following percentages:

	Class A		Class B	Class C	Class K	Class Z
Strong Advisor Common Stock Fund	*		2.50%	*	**	*
Strong Advisor Mid Cap Growth Fund	*		2.50%	2.50%	**	*
Strong Advisor Small Cap Value Fund	*		*	*	**	*
Strong Advisor U.S. Value Fund	2.50%		2.50%	2.50%	0.99%	*
Strong Advisor Endeavor Large Cap Fund	*		2.50%	2.50%	**	*	*
Strong Advisor Focus Fund	1.50%		2.25%	2.25%	**	*	*
Strong Advisor International Core Fund	2.50%		2.50%	2.50%	**	*	*
Strong Advisor Select Fund	2.50%		2.50%	2.50%	**	*	*
Strong Advisor Technology Fund	2.50%		2.50%	2.50%	**	*	*
Strong Advisor U.S. Small/Mid Cap Growth Fund	2.50%		2.50%	2.50%	**	*	*
Strong Advisor Utilities and Energy Fund	*		*	*	**	*	*
Strong Advisor Large Company Core Fund	1.50	%(1)	2.50%	2.50%	0.99%	*	*

*	Contractual rate not applicable to Class.
**	Does not offer share class.
(1)	The contractual rate is indefinite and may only be terminated by the Board of Directors of the Funds, but not before May 1, 2004.

Transfer agent and related service fees for the Funds’ Class Z shares are paid at a rate of $27.00 for each open shareholder account and $4.20 for each closed shareholder account. Transfer agent and related service fees for each of the Funds’ Class A, B, C and K shares are paid at an annual rate of 0.20% of the average daily net assets of each respective class. Transfer agent fees are recorded in Shareholder Servicing Costs in the Funds’ Statements of Operations and in Note 4. The Administrator also allocates

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2003

to each Fund certain charges or credits resulting from transfer agency banking activities based on each Class’ level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Funds by the Administrator, if any, are included in Other Expenses in the Funds’ Statements of Operations and in Note 4. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the transfer agency expenses incurred by the Funds and are included in Expense Offsets in the Funds’ Statements of Operations and in Note 4. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

The Funds have adopted a Rule 12b-1 distribution and service plan under the 1940 Act on behalf of each of the Funds’ Class A, B and C shares. Under the plan, Strong Investments, Inc. (the “Distributor” and an affiliate of the Advisor) is paid an annual rate of 0.25%, 1.00% and 1.00% of the average daily net assets of the Class A, B and C shares, respectively, as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund’s Class A, B and C shares. See Note 4.

The Funds’ Class A, B and C shares have sales charges charged to shareholders. The Funds’ Class A shares have a maximum 5.75% front-end sales charge. The Funds’ Class A shares, except Strong Advisor Large Company Core Fund, may be subject to a 1.00% contingent deferred sales charge if shares are purchased without an initial sales charge and are redeemed within one year of purchase (usually on purchases of $1,000,000 or more). The Funds’ Class B shares have a maximum 5.00% contingent deferred sales charge. The Funds’ Class C shares have a 1.00% contingent deferred sales charge, if the shares are sold within one year of their original purchase date. Certain of these sales charges may be waived in limited circumstances.

For the year ended December 31, 2003, the Distributor received aggregate sales charges from the sale of Class A shares as follows: Strong Advisor Common Stock Fund $20,159, Strong Advisor Mid Cap Growth Fund $1,456, Strong Advisor Small Cap Value Fund $74,331, Strong Advisor U.S. Value Fund $1,326, Strong Advisor Endeavor Large Cap Fund $107, Strong Advisor Focus Fund $62, Strong Advisor International Core Fund $1,813, Strong Advisor Select Fund $283, Strong Advisor Technology Fund $104, Strong Advisor U.S. Small/Mid Cap Growth Fund $1,873, Strong Advisor Utilities and Energy Fund $637 and Strong Advisor Large Company Core Fund $45,327.

For the year ended December 31, 2003, the Distributor received aggregate contingent deferred sales charges from the redemption of Class A, B, and C shares as follows: Strong Advisor Common Stock Fund $103,617, Strong Advisor Mid Cap Growth Fund $19,250, Strong Advisor Small Cap Value Fund $411,075, Strong Advisor U.S. Value Fund $19,143, Strong Advisor Endeavor Large Cap Fund $3,565, Strong Advisor Focus Fund $16,955, Strong Advisor International Core Fund $1,590, Strong Advisor Select Fund $3,745, Strong Advisor Technology Fund $20, Strong Advisor U.S. Small/Mid Cap Growth Fund $1,656, Strong Advisor Utilities and Energy Fund $0 and Strong Advisor Large Company Core Fund $22,328.

Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds.

Next Century Growth Investors, LLC (“Next Century Growth”), an affiliate of the Advisor, manages the investments of Strong Advisor U.S. Small/Mid Cap Growth Fund under a subadvisory agreement with the Advisor. Next Century Growth is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services.

W.H. Reaves & Co., Inc. (“Reaves”) manages the investments of Strong Advisor Utilities and Energy Fund under an agreement with the Advisor. Reaves is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services. The investment subadvisory fees are based on breakpoints ranging from net asset values of $200 million to $2.5 billion. The investment subadvisory fees are also subject to adjustment upward or downward depending on the Fund’s performance measured against a benchmark. The benchmark is 90% of the performance of a blend of utilities and energy indices. In addition, Reaves directly affects purchases and sales of securities for the Fund. In conjunction therewith, brokerage commissions paid to Reaves by the Fund for the year ended December 31, 2003, totaled $64,422.

The Funds may invest cash in money market funds managed by the Advisor, subject to certain limitations.

Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the year ended December 31, 2003, is as follows:

	Payable to/ (Receivable from) Advisor or Administrator at Dec. 31, 2003	Shareholder Servicing and Other Related Expenses Paid to Administrator	Transfer Agency Banking Charges/(Credits)	Unaffiliated Directors’ Fees
Strong Advisor Common Stock Fund	$376,686	$3,931,818	$11,466	$36,558
Strong Advisor Mid Cap Growth Fund	31,964	421,603	1,681	2,318
Strong Advisor Small Cap Value Fund	443,364	4,074,021	19,998	27,074
Strong Advisor U.S. Value Fund	74,121	1,088,309	25,387	4,669
Strong Advisor Endeavor Large Cap Fund	9,788	69,819	1,655	1,191
Strong Advisor Focus Fund	2,708	7,483	25	831
Strong Advisor International Core Fund	(532)	2,282	6	756
Strong Advisor Select Fund	16,504	145,655	1,741	1,642
Strong Advisor Technology Fund	254	4,477	6	781
Strong Advisor U.S. Small/Mid Cap Growth Fund	3,235	5,188	6	759
Strong Advisor Utilities and Energy Fund	2,169	25,414	12	819
Strong Advisor Large Company Core Fund	18,007	136,488	587	867

At December 31, 2003, the Distributor owned 23% of the outstanding shares of Strong Advisor International Core Fund, and Strong Financial Corporation, the Advisor’s parent, owned 10% of Strong Advisor U.S. Small/Mid Cap Growth Fund.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2003

4	Expenses and Expense Offsets

For the year ended December 31, 2003, the class specific expenses are as follows:

	Administrative Fees	Shareholder Servicing Costs	Reports to Shareholders	12 b-1 Fees	Other
Strong Advisor Common Stock Fund
Class A	$185,953	$125,386	$14,181	$154,961	$41
Class B	92,421	64,365	19,790	308,069	215
Class C	83,696	57,897	16,818	278,986	1,075
Class Z	4,357,362	3,679,886	396,587	—	15,246
Strong Advisor Mid Cap Growth Fund
Class A	29,340	19,746	3,620	24,450	12
Class B	8,301	5,902	6,429	27,670	52
Class C	2,713	1,908	2,126	9,045	36
Class Z	215,717	393,113	76,512	—	3,284
Strong Advisor Small Cap Value Fund
Class A	1,395,380	939,956	93,625	1,162,817	3,441
Class B	284,393	198,322	65,900	947,977	915
Class C	380,914	262,347	55,121	1,269,712	1,841
Class Z	2,571,489	2,669,064	176,936	—	18,133
Strong Advisor U.S. Value Fund
Class A	10,075	6,865	1,152	8,396	85
Class B	10,896	7,573	1,987	36,320	29
Class C	6,787	4,856	2,084	22,740	631
Class K	43,744	35,001	(65)	—	1,246
Class Z	577,375	1,033,129	236,827	—	24,281
Strong Advisor Endeavor Large Cap Fund
Class A	101,753	67,877	1,987	84,794	1,677
Class B	1,661	1,152	280	5,535	3
Class C	971	692	383	3,239	72
Strong Advisor Focus Fund
Class A	5,824	4,001	1,500	4,851	34
Class B	3,759	2,676	2,100	12,524	11
Class C	1,065	751	472	3,549	35
Strong Advisor International Core Fund
Class A	1,240	843	128	1,032	3
Class B	1,529	1,064	575	5,093	3
Class C	537	369	(421)	1,805	6
Strong Advisor Select Fund
Class A	215,675	143,883	6,297	179,729	1,774
Class B	1,371	955	225	4,569	4
Class C	1,033	728	245	3,442	50
Strong Advisor Technology Fund
Class A	4,685	3,176	602	3,904	10
Class B	963	672	458	3,210	2
Class C	865	613	529	2,883	10
Strong Advisor U.S. Small/Mid Cap Growth Fund
Class A	3,478	2,353	34	2,898	12
Class B	1,976	1,347	35	6,586	3
Class C	1,940	1,327	181	6,478	152
Strong Advisor Utilities and Energy Fund
Class A	36,978	24,670	(201)	30,815	36
Class B	374	256	110	1,249	—
Class C	669	454	116	2,231	9
Strong Advisor Large Company Core Fund
Class A	116,850	78,272	7,923	97,259	149
Class B	12,514	8,376	2,320	41,779	30
Class C	10,418	7,011	3,956	34,803	174
Class K	53,298	42,623	1,828	—	440

For the year ended December 31, 2003, the class specific expense offsets are as follows:

	Expense Waivers and Absorptions	Transfer Agency Banking Credits	Directed Brokerage Credits	Earnings Credits
Strong Advisor Common Stock Fund
Class A	$(188)	$(826)	$—	$—
Class B	(111)	—	—	—
Class C	(149)	—	—	—
Class Z	(6,490)	—	—	—
Fund Level	(92,189)	—	(117,548)	(620)
Strong Advisor Mid Cap Growth Fund
Class A	(504)	(892)	—	—
Class B	(3,077)	—	—	—
Class C	(1,092)	—	—	—
Class Z	(24,067)	—	—	—
Fund Level	(4,385)	—	(50,058)	(351)
Strong Advisor Small Cap Value Fund
Class A	(1,530)	—	—	—
Class B	(374)	—	—	—
Class C	(448)	—	—	—
Class Z	(10,815)	—	—	—
Fund Level	(105,306)	—	(147,666)	(1,314)
Strong Advisor U.S. Value Fund
Class A	(11)	—	—	—
Class B	(13)	—	—	—
Class C	(629)	—	—	—
Class K	(13,879)	—	—	—
Class Z	(28,087)	—	—	—
Fund Level	(12,957)	—	(24,492)	(416)
Strong Advisor Endeavor Large Cap Fund
Class A	(259)	—	—	—
Class B	(1,864)	—	—	—
Class C	(1,202)	—	—	—
Fund Level	(2,063)	—	(26,861)	(18)
Strong Advisor Focus Fund
Class A	(16,011)	—	—	—
Class B	(12,729)	—	—	—
Class C	(3,587)	—	—	—
Fund Level	(26,036)	—	(5,552)	(7)
Strong Advisor International Core Fund
Class A	(3,266)	—	—	—
Class B	(8,890)	—	—	—
Class C	(2,708)	—	—	—
Fund Level	(75,562)	—	(142)	(2)
Strong Advisor Select Fund
Class A	(8)	—	—	—
Class B	(103)	—	—	—
Class C	(89)	—	—	—
Fund Level	(4,496)	—	(23,545)	(17)
Strong Advisor Technology Fund
Class A	(11,509)	—	—	—
Class B	(5,117)	—	—	—
Class C	(4,753)	—	—	—
Fund Level	(7,986)	—	(6,782)	(3)
Strong Advisor U.S. Small/Mid Cap Growth Fund
Class A	(495)	—	—	—
Class B	(5,573)	—	—	—
Class C	(6,199)	—	—	—
Fund Level	(30,307)	—	(3,765)	(16)
Strong Advisor Utilities and Energy Fund
Class A	(3)	—	—	—
Class B	(406)	—	—	—
Class C	(578)	—	—	—
Fund Level	(873)	—	—	(8)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2003

	Expense Waivers and Absorptions	Transfer Agency Banking Credits	Directed Brokerage Credits	Earnings Credits
Strong Advisor Large Company Core Fund
Class A	$(68,875)	$—	$—	$—
Class B	(659)	—	—	—
Class C	(2,305)	—	—	—
Class K	(81,268)	—	—	—
Fund Level	(19,437)	—	(21,281)	(291)

5.	Line of Credit

The Strong Funds have established a line of credit agreement (“LOC”) with certain financial institutions, which expires October 8, 2004, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund’s total assets or any explicit borrowing limits in the Fund’s registration statement. The principal amount of each borrowing under the LOC is due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds based on their net asset values. For the year ended December 31, 2003, there were no borrowings by Strong Advisor Common Stock Fund, Strong Advisor Small Cap Value Fund, Strong Advisor Select Fund and Strong Advisor U.S. Small/Mid Cap Growth Fund under the LOC. Strong Advisor Mid Cap Growth Fund, Strong Advisor Endeavor Large Cap Fund, Strong Advisor Focus Fund, Strong Advisor Technology Fund, Strong Advisor Utilities and Energy Fund and Strong Advisor Large Company Core Fund had minimal borrowings under the LOC during the year. During the year ended December 31, 2003, Strong Advisor U.S. Value Fund and Strong Advisor International Core Fund had an outstanding average daily balance of $363,562 and $1,918, respectively, under the LOC. The maximum amount outstanding during the year was $26,900,000 and $200,000, respectively. Interest expense amounted to $6,488 and $32 respectively, for the year ended December 31, 2003. At December 31, 2003, Strong Advisor Endeavor Large Cap Fund and Strong Advisor Technology each had outstanding borrowings of $100,000 under the LOC.

6.	Investment Transactions

The aggregate purchases and sales of long-term securities during the year ended December 31, 2003, are as follows:

	Purchases	Sales
Strong Advisor Common Stock Fund	$596,599,289	$906,382,164
Strong Advisor Mid Cap Growth Fund	204,751,702	235,521,238
Strong Advisor Small Cap Value Fund	693,447,295	434,546,266
Strong Advisor U.S. Value Fund	114,320,976	127,311,785
Strong Advisor Endeavor Large Cap Fund	78,660,319	79,093,164
Strong Advisor Focus Fund	8,472,373	9,654,295
Strong Advisor International Core Fund	1,457,037	906,740
Strong Advisor Select Fund	173,226,696	170,178,437
Strong Advisor Technology Fund	3,703,988	4,270,736
Strong Advisor U.S. Small/Mid Cap Growth Fund	6,672,067	2,754,473
Strong Advisor Utilities and Energy Fund	21,481,795	19,520,066
Strong Advisor Large Company Core Fund	188,414,623	96,992,355

There were no purchases or sales of long-term U.S. government securities during the year ended December 31, 2003.

7.	Income Tax Information

The following information for the Funds is presented on an income tax basis as of December 31, 2003:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) on Investments	Distributable Ordinary Income	Distributable Long-Term Capital Gains
Strong Advisor Common Stock Fund	$1,200,688,003	$446,953,480	$(20,234,303)	$426,719,177	$—	$—
Strong Advisor Mid Cap Growth Fund	58,984,207	16,094,839	(356,842)	15,737,997	—	—
Strong Advisor Small Cap Value Fund	1,534,448,403	643,322,847	(32,957,314)	610,365,533	—	23,150,056
Strong Advisor U.S. Value Fund	216,193,980	50,353,484	(3,023,860)	47,329,624	19,290	—
Strong Advisor Endeavor Large Cap Fund	31,651,154	6,516,337	(260,079)	6,256,258	—	—
Strong Advisor Focus Fund	2,490,952	679,017	(34,916)	644,101	—	—
Strong Advisor International Core Fund	1,165,556	317,454	(448)	317,006	2,131	—
Strong Advisor Select Fund	67,373,483	16,243,711	(745,237)	15,498,474	—	—
Strong Advisor Technology Fund	1,783,008	425,264	(102,903)	322,361	—	—
Strong Advisor U.S. Small/Mid Cap Growth Fund	4,733,584	945,400	(48,325)	897,075	—	—
Strong Advisor Utilities and Energy Fund	8,900,475	1,472,630	(60,662)	1,411,968	883	—
Strong Advisor Large Company Core Fund	104,879,041	12,279,958	(191,031)	12,088,927	1,633,867	16,644

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

The tax components of dividends paid during the years ended December 31, 2003 and 2002, capital loss carryovers (expiring in varying amounts through 2011) as of December 31, 2003, and tax basis post-October losses as of December 31, 2003, which are not recognized for tax purposes until the first day of the following fiscal year, are

	2003 Income Tax Information			2002 Income Tax Information
	Ordinary Income Distributions	Long-Term Capital Gains Distributions	Net Capital Loss Carryovers	Post-October Losses	Ordinary Income Distributions		Long-Term Capital Gains Distributions
Strong Advisor Common Stock Fund	$—	$—	$96,520,387	$—	$—		$—
Strong Advisor Mid Cap Growth Fund	—	—	118,022,208	—	—		—
Strong Advisor Small Cap Value Fund	793,398	49,600,777	—	—	—		—
Strong Advisor U.S. Value Fund	1,833,699	—	3,870,281	—	1,026,838		14,318,230
Strong Advisor Endeavor Large Cap Fund	—	—	5,639,429	5,454	—		—
Strong Advisor Focus Fund	—	—	4,477,452	—	—		—
Strong Advisor International Core Fund	19,549	—	30,255	—	—		—
Strong Advisor Select Fund	—	—	5,735,050	—	106,837		—
Strong Advisor Technology Fund	—	—	763,150	—	—		—
Strong Advisor U.S. Small/Mid Cap Growth Fund	—	—	107,537	138,702	—		—
Strong Advisor Utilities and Energy Fund	184,358	—	313,921	—	36,612		—
Strong Advisor Large Company Core Fund	71,868	101,831	—	6,338	6,435	(1)	—	(1)

(1)	For the period from October 1, 2002 through December 31, 2002. Ordinary income distributions and long-term capital gains distributions during the year ended September 30, 2002 are $161,409 and $10, respectively.

For corporate shareholders in the Funds, the percentage of ordinary dividend income distributed for the year ended December 31, 2003, which is designated as qualifying for the dividends-received deduction, is as follows (unaudited): Strong Advisor Common Stock Fund 0.0%, Strong Advisor Mid Cap Growth Fund 0.0%, Strong Advisor Small Cap Value Fund 100.0%, Strong Advisor U.S. Value Fund 100.0%, Strong Advisor Endeavor Large Cap Fund 0.0%, Strong Advisor Focus Fund 0.0%, Strong Advisor International Core Fund 0.0%, Strong Advisor Select Fund 0.0%, Strong Advisor Technology Fund 0.0%, Strong Advisor U.S. Small/Mid Cap Growth Fund 0.0%, Strong Advisor Utilities and Energy Fund 100.0% and Strong Advisor Large Company Core Fund 100.0%.

For shareholders in the Funds, the percentage of dividend income distributed for the year ended December 31, 2003, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is as follows (unaudited): Strong Advisor Common Stock Fund 0.0%, Strong Advisor Mid Cap Growth Fund 0.0%, Strong Advisor Small Cap Value Fund 0.0%, Strong Advisor U.S. Value Fund 100.0%, Strong Advisor Endeavor Large Cap Fund 0.0%, Strong Advisor Focus Fund 0.0%, Strong Advisor International Core Fund 100.0%, Strong Advisor Select Fund 0.0%, Strong Advisor Technology Fund 0.0%, Strong Advisor U.S. Small/Mid Cap Growth Fund 0.0%, Strong Advisor Utilities and Energy Fund 100.0% and Strong Advisor Large Company Core Fund 89.0%.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2003

Capital loss carryovers utilized during the year ended December 31, 2003, are as follows: Strong Advisor Common Stock Fund $67,032,864, Strong Advisor Mid Cap Growth Fund $8,733,556, Strong Advisor Small Cap Value Fund $8,884,388, Strong Advisor U.S. Value Fund $11,033,594, Strong Advisor Endeavor Large Cap Fund $3,065,532, Strong Advisor Focus Fund $140,948, Strong Advisor International Core Fund $0, Strong Advisor Select Fund $6,665,132, Strong Advisor Technology Fund $350,551, Strong Advisor U.S. Small/Mid Cap Growth Fund $34,724, Strong Advisor Utilities and Energy Fund $214,223 and Strong Advisor Large Company Core Fund $1,015,803.

8.	Capital Share Transactions

	Strong Advisor Common Stock Fund		Strong Advisor Mid Cap Growth Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Capital Share Transactions of Each Class of Shares of the Funds Were as Follows:

CLASS A
Proceeds from Shares Sold	$62,389,061	$44,443,102	$29,891,257	$7,852,624
Proceeds from Reinvestment of Distributions	—	—	—	—
Payment for Shares Redeemed	(48,584,158)	(16,422,398)	(29,161,740)	(5,960,849)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	13,804,903	28,020,704	729,517	1,891,775

CLASS B
Proceeds from Shares Sold	8,099,013	16,279,382	490,452	1,063,833
Proceeds from Reinvestment of Distributions	—	—	—	—
Payment for Shares Redeemed	(3,494,374)	(2,796,033)	(720,050)	(490,422)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	4,604,639	13,483,349	(229,598)	573,411

CLASS C
Proceeds from Shares Sold	9,917,355	17,829,709	326,442	674,422
Proceeds from Reinvestment of Distributions	—	—	—	—
Payment for Shares Redeemed	(8,090,361)	(4,291,269)	(698,172)	(491,641)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,826,994	13,538,440	(371,730)	182,781

CLASS Z
Proceeds from Shares Sold	203,644,369	343,017,540	31,734,000	29,008,599
Proceeds from Reinvestment of Distributions	—	—	—	—
Payment for Shares Redeemed	(608,593,067)	(332,740,001)	(61,043,159)	(47,760,745)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(404,948,698)	10,277,539	(29,309,159)	(18,752,146)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(384,712,162)	$65,320,032	$(29,180,970)	$(16,104,179)

	Strong Advisor Common Stock Fund		Strong Advisor Mid Cap Growth Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Transactions in Shares of Each Class of the Funds Were as Follows:

CLASS A
Sold	3,431,779	2,544,987	3,106,763	696,029
Issued in Reinvestment of Distributions	—	—	—	—
Redeemed	(2,666,367)	(1,023,173)	(2,955,165)	(538,918)

Net Increase (Decrease) in Shares	765,412	1,521,814	151,598	157,111

CLASS B
Sold	457,112	925,237	50,542	99,311
Issued in Reinvestment of Distributions	—	—	—	—
Redeemed	(198,050)	(177,926)	(70,959)	(52,425)

Net Increase (Decrease) in Shares	259,062	747,311	(20,417)	46,886

CLASS C
Sold	546,220	998,772	34,377	58,173
Issued in Reinvestment of Distributions	—	—	—	—
Redeemed	(442,002)	(267,172)	(69,097)	(47,063)

Net Increase (Decrease) in Shares	104,218	731,600	(34,720)	11,110

CLASS Z
Sold	11,182,299	18,893,016	3,193,498	2,521,554
Issued in Reinvestment of Distributions	—	—	—	—
Redeemed	(31,635,485)	(19,634,686)	(5,725,809)	(4,229,449)

Net Increase (Decrease) in Shares	(20,453,186)	(741,670)	(2,532,311)	(1,707,895)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2003

	Strong Advisor Small Cap Value Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Capital Share Transactions in Each Class of Shares of the Fund Were as Follows:

CLASS A
Proceeds from Shares Sold	$320,685,110	$320,021,001
Proceeds from Reinvestment of Distributions	15,265,206	—
Payment for Shares Redeemed	(184,534,476)	(125,640,272)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	151,415,840	194,380,729

CLASS B
Proceeds from Shares Sold	23,520,790	50,127,708
Proceeds from Reinvestment of Distributions	2,765,426	—
Payment for Shares Redeemed	(12,814,273)	(8,138,529)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	13,471,943	41,989,179

CLASS C
Proceeds from Shares Sold	50,717,429	83,189,864
Proceeds from Reinvestment of Distributions	3,207,242	—
Payment for Shares Redeemed	(42,529,352)	(14,066,931)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	11,395,319	69,122,933

CLASS Z
Proceeds from Shares Sold	568,392,266	374,821,378
Proceeds from Reinvestment of Distributions	27,317,931	—
Payment for Shares Redeemed	(432,298,660)	(204,951,882)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	163,411,537	169,869,496

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$339,694,639	$475,362,337

	Strong Advisor Small Cap Value Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Transactions in Shares of Each Class of the Fund Were as Follows:

CLASS A
Sold	14,585,227	15,657,871
Issued in Reinvestment of Distributions	588,254	—
Redeemed	(8,277,317)	(6,346,438)

Net Increase (Decrease) in Shares	6,896,164	9,311,433

CLASS B
Sold	1,128,906	2,465,423
Issued in Reinvestment of Distributions	108,960	—
Redeemed	(590,325)	(420,462)

Net Increase (Decrease) in Shares	647,541	2,044,961

CLASS C
Sold	2,388,522	4,083,997
Issued in Reinvestment of Distributions	126,120	—
Redeemed	(1,842,815)	(736,820)

Net Increase (Decrease) in Shares	671,827	3,347,177

CLASS Z
Sold	25,560,482	18,350,666
Issued in Reinvestment of Distributions	1,047,467	—
Redeemed	(18,917,370)	(10,421,280)

Net Increase (Decrease) in Shares	7,690,579	7,929,386

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2003

	Strong Advisor U.S. Value Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

CLASS A
Proceeds from Shares Sold	$2,442,595	$5,473,330
Proceeds from Reinvestment of Distributions	33,629	370,177
Payment for Shares Redeemed	(1,164,555)	(4,576,333)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,311,669	1,267,174

CLASS B
Proceeds from Shares Sold	1,532,091	1,666,852
Proceeds from Reinvestment of Distributions	9,048	176,747
Payment for Shares Redeemed	(708,664)	(485,944)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	832,475	1,357,655

CLASS C
Proceeds from Shares Sold	2,936,148	1,315,639
Proceeds from Reinvestment of Distributions	7,949	25,857
Payment for Shares Redeemed	(802,924)	(267,268)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	2,141,173	1,074,228

CLASS K
Proceeds from Shares Sold	75,594,336	13,002,981
Proceeds from Reinvestment of Distributions	26,245	9,930
Payment for Shares Redeemed	(5,956,750)	(1,156,304)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	69,663,831	11,856,607

CLASS Z
Proceeds from Shares Sold	65,563,705	$118,873,719
Proceeds from Reinvestment of Distributions	421,710	9,855,988
Payment for Shares Redeemed	(156,527,039)	(70,028,503)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(90,541,624)	58,701,204

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(16,592,476)	$74,256,868

	Strong Advisor U.S. Value Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Transactions in Shares of Each Class of the Fund Were as Follows:

CLASS A
Sold	158,971	338,473
Issued in Reinvestment of Distributions	2,133	22,294
Redeemed	(76,619)	(322,986)

Net Increase (Decrease) in Shares	84,485	37,781

CLASS B
Sold	101,156	111,965
Issued in Reinvestment of Distributions	558	10,387
Redeemed	(49,252)	(33,910)

Net Increase (Decrease) in Shares	52,462	88,442

CLASS C
Sold	187,092	87,390
Issued in Reinvestment of Distributions	485	1,601
Redeemed	(51,438)	(18,614)

Net Increase (Decrease) in Shares	136,139	70,377

CLASS K
Sold	4,541,506	910,728
Issued in Reinvestment of Distributions	1,657	611
Redeemed	(382,792)	(83,911)

Net Increase (Decrease) in Shares	4,160,371	827,428

CLASS Z
Sold	4,464,350	7,547,227
Issued in Reinvestment of Distributions	26,615	577,220
Redeemed	(9,915,698)	(4,185,995)

Net Increase (Decrease) in Shares	(5,424,733)	3,938,452

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2003

	Strong Advisor Endeavor Large Cap Fund		Strong Advisor Focus Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Capital Share Transactions of Each Class of Shares of the Funds Were as Follows:

CLASS A
Proceeds from Shares Sold	$11,550,715	$16,393,415	$133,502	$452,000
Proceeds from Reinvestment of Distributions	—	—	—	—
Payment for Shares Redeemed	(13,087,873)	(6,400,225)	(1,033,507)	(2,024,184)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(1,537,158)	9,993,190	(900,005)	(1,572,184)

CLASS B
Proceeds from Shares Sold	545,692	266,871	33,725	198,008
Proceeds from Reinvestment of Distributions	—	—	—	—
Payment for Shares Redeemed	(294,637)	(15,344)	(391,552)	(275,731)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	251,055	251,527	(357,827)	(77,723)

CLASS C
Proceeds from Shares Sold	236,667	178,334	128,342	51,385
Proceeds from Reinvestment of Distributions	—	—	—	—
Payment for Shares Redeemed	(92,284)	(38,097)	(196,335)	(284,139)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	144,383	140,237	(67,993)	(232,754)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(1,141,720)	$10,384,954	$(1,325,825)	$(1,882,661)

Transactions in Shares of Each Class of the Funds Were as Follows:

CLASS A
Sold	1,382,830	1,855,501	26,782	77,432
Issued in Reinvestment of Distributions	—	—	—	—
Redeemed	(1,497,908)	(761,825)	(189,152)	(358,043)

Net Increase (Decrease) in Shares	(115,078)	1,093,676	(162,370)	(280,611)

CLASS B
Sold	66,016	33,834	6,628	34,187
Issued in Reinvestment of Distributions	—	—	—	—
Redeemed	(36,913)	(2,149)	(74,150)	(50,690)

Net Increase (Decrease) in Shares	29,103	31,685	(67,522)	(16,503)

CLASS C
Sold	27,852	20,442	25,997	9,049
Issued in Reinvestment of Distributions	—	—	—	—
Redeemed	(10,494)	(4,900)	(37,048)	(51,781)

Net Increase (Decrease) in Shares	17,358	15,542	(11,051)	(42,732)

	Strong Advisor International Core Fund		Strong Advisor Select Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Capital Share Transactions of Each Class of Shares of the Funds Were as Follows:

CLASS A
Proceeds from Shares Sold	$451,750	$82,717	$28,987,396	$28,329,556
Proceeds from Reinvestment of Distributions	6,485	—	—	105,337
Payment for Shares Redeemed	(163,951)	(8,947)	(27,068,354)	(13,665,422)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	294,284	73,770	1,919,042	14,769,471

CLASS B
Proceeds from Shares Sold	346,867	211,824	257,127	224,679
Proceeds from Reinvestment of Distributions	6,923	—	—	605
Payment for Shares Redeemed	(65,208)	(4,153)	(103,058)	(246,523)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	288,582	207,671	154,069	(21,239)

CLASS C
Proceeds from Shares Sold	562,293	65,008	204,823	96,740
Proceeds from Reinvestment of Distributions	2,436	—	—	325
Payment for Shares Redeemed	(585,411)	—	(104,606)	(42,582)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(20,682)	65,008	100,217	54,483

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$562,184	$346,449	$2,173,328	$14,802,715

Transactions in Shares of Each Class of the Funds Were as Follows:

CLASS A
Sold	47,151	9,212	4,305,907	4,115,416
Issued in Reinvestment of Distributions	570	—	—	16,256
Redeemed	(14,929)	(1,012)	(3,730,994)	(2,090,284)

Net Increase (Decrease) in Shares	32,792	8,200	574,913	2,041,388

CLASS B
Sold	36,895	23,290	37,614	34,824
Issued in Reinvestment of Distributions	609	—	—	94
Redeemed	(6,823)	(493)	(14,269)	(39,516)

Net Increase (Decrease) in Shares	30,681	22,797	23,345	(4,598)

CLASS C
Sold	58,481	7,033	29,859	14,551
Issued in Reinvestment of Distributions	215	—	—	51
Redeemed	(59,716)	—	(13,880)	(6,407)

Net Increase (Decrease) in Shares	(1,020)	7,033	15,979	8,195

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2003

	Strong Advisor Technology Fund		Strong Advisor U.S. Small/Mid Cap Growth Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002	Year Ended Dec. 31, 2003	Period Ended Dec. 31, 2002
				(Note 1)
Capital Share Transactions of Each Class of Shares of the Funds Were as Follows:

CLASS A
Proceeds from Shares Sold	$475,649	$266,907	$2,506,870	$346,166
Proceeds from Reinvestment of Distributions	—	—	—	—
Payment for Shares Redeemed	(1,132,211)	(459,954)	(182,320)	(1,000)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(656,562)	(193,047)	2,324,550	345,166

CLASS B
Proceeds from Shares Sold	285,676	12,000	711,067	371,166
Proceeds from Reinvestment of Distributions	—	—	—	—
Payment for Shares Redeemed	(18,271)	(12,910)	(132,452)	(2,815)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	267,405	(910)	578,615	368,351

CLASS C
Proceeds from Shares Sold	38,794	30,503	1,161,876	230,374
Proceeds from Reinvestment of Distributions	—	—	—	—
Payment for Shares Redeemed	(128,137)	(98,665)	(53,800)	—

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(89,343)	(68,162)	1,108,076	230,374

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(478,500)	$(262,119)	$4,011,241	$943,891

Transactions in Shares of Each Class of the Funds Were as Follows:

CLASS A
Sold	83,030	42,387	237,549	39,538
Issued in Reinvestment of Distributions	—	—	—	—
Redeemed	(168,601)	(77,487)	(16,651)	(141)

Net Increase (Decrease) in Shares	(85,571)	(35,100)	220,898	39,397

CLASS B
Sold	47,464	1,820	69,682	42,958
Issued in Reinvestment of Distributions	—	—	—	—
Redeemed	(2,590)	(3,407)	(11,990)	(378)

Net Increase (Decrease) in Shares	44,874	(1,587)	57,692	42,580

CLASS C
Sold	5,992	4,804	114,610	24,692
Issued in Reinvestment of Distributions	—	—	—	—
Redeemed	(21,193)	(20,272)	(4,922)	—

Net Increase (Decrease) in Shares	(15,201)	(15,468)	109,688	24,692

	Strong Advisor Utilities and Energy Fund
	Year Ended Dec. 31, 2003	Period Ended Dec. 31, 2002
		(Note 1)
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

CLASS A
Proceeds from Shares Sold	$10,745,467	$6,765,504
Proceeds from Reinvestment of Distributions	57,522	4,689
Payment for Shares Redeemed	(8,634,471)	(108,685)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	2,168,518	6,661,508

CLASS B
Proceeds from Shares Sold	50,393	113,000
Proceeds from Reinvestment of Distributions	232	31
Payment for Shares Redeemed	—	—

Net Increase (Decrease) in Net Assets from Capital Share Transactions	50,625	113,031

CLASS C
Proceeds from Shares Sold	61,694	176,187
Proceeds from Reinvestment of Distributions	1,418	310
Payment for Shares Redeemed	(11,717)	—

Net Increase (Decrease) in Net Assets from Capital Share Transactions	51,395	176,497

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$2,270,538	$6,951,036

Transactions in Shares of Each Class of the Fund Were as Follows:

CLASS A
Sold	1,122,369	689,582
Issued in Reinvestment of Distributions	5,985	518
Redeemed	(876,335)	(12,430)

Net Increase (Decrease) in Shares	252,019	677,670

CLASS B
Sold	5,210	11,499
Issued in Reinvestment of Distributions	24	3
Redeemed	—	—

Net Increase (Decrease) in Shares	5,234	11,502

CLASS C
Sold	6,587	18,747
Issued in Reinvestment of Distributions	145	34
Redeemed	(1,155)	—

Net Increase (Decrease) in Shares	5,577	18,781

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2003

	Strong Advisor Large Company Core Fund
	Year Ended Dec. 31, 2003	Period Ended Dec. 31, 2002	Year Ended Sept. 30, 2002
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

CLASS A
Proceeds from Shares Sold	$59,864,417	$2,892,737	$3,325,537
Proceeds from Reinvestment of Distributions	78,573	5,268	138,369
Payment for Shares Redeemed	(9,871,639)	(832,881)	(484,661)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	50,071,351	2,065,124	2,979,245

CLASS B
Proceeds from Shares Sold	6,531,413	391,098	100,000
Proceeds from Reinvestment of Distributions	5,649	—	—
Payment for Shares Redeemed	(411,263)	—	—

Net Increase (Decrease) in Net Assets from Capital Share Transactions	6,125,799	391,098	100,000

CLASS C
Proceeds from Shares Sold	5,690,544	385,146	100,000
Proceeds from Reinvestment of Distributions	5,296	69	—
Payment for Shares Redeemed	(624,699)	—	—

Net Increase (Decrease) in Net Assets from Capital Share Transactions	5,071,141	385,215	100,000

CLASS K
Proceeds from Shares Sold	33,605,594	—	100,000
Proceeds from Reinvestment of Distributions	78,412	—	—
Payment for Shares Redeemed	(2,948,367)	—	—

Net Increase (Decrease) in Net Assets from Capital Share Transactions	30,735,639	—	100,000

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$92,003,930	$2,841,437	$3,279,245

	Strong Advisor Large Company Core Fund
	Year Ended Dec. 31, 2003	Period Ended Dec. 31, 2002	Year Ended Sept. 30, 2002
Transactions in Shares of Each Class of the Fund Were as Follows:

CLASS A
Sold	6,235,824	322,256	359,651
Issued in Reinvestment of Distributions	7,791	599	13,573
Redeemed	(976,959)	(93,720)	(50,178)

Net Increase (Decrease) in Shares	5,266,656	229,135	323,046

CLASS B
Sold	691,767	43,625	12,173
Issued in Reinvestment of Distributions	549	—	—
Redeemed	(40,925)	—	—

Net Increase (Decrease) in Shares	651,391	43,625	12,173

CLASS C
Sold	596,467	42,953	12,173
Issued in Reinvestment of Distributions	512	8	—
Redeemed	(61,554)	—	—

Net Increase (Decrease) in Shares	535,425	42,961	12,173

CLASS K
Sold	3,545,081	7	12,173
Issued in Reinvestment of Distributions	8,183	—	—
Redeemed	(302,576)	—	—

Net Increase (Decrease) in Shares	3,250,688	7	12,173

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2003

9.	Investments in Affiliates

Affiliated issuers, as defined under the 1940 Act, include any Fund of the Strong Funds and any issuer in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of transactions in the securities of these issuers during the year ended December 31, 2003 is as follows:

	Balance of Shares Held Jan. 1, 2003	Gross Purchases and Additions		Gross Sales and Reductions	Balance of Shares Held Dec. 31, 2003	Value Dec. 31, 2003	Investment Income Jan. 1, 2003 - Dec. 31, 2003	Realized Gain/Loss on Sales
Strong Advisor Common Stock Fund
Strong Heritage Money Fund -Institutional Class	154,500,000	—		(154,500,000)	—	$—	$619,097	$—

Strong Advisor Small Cap Value Fund
Allied Healthcare Products, Inc.	427,790	420,410		—	848,200	3,265,570	—	—
Apex Silver Mines, Ltd.	1,888,100	233,000		(6,000)	2,115,100	44,205,590	—	42,846
Barbeques Galore, Ltd. Sponsored ADR	414,120	20,111		—	434,231	1,954,040	86,624	—
Calgon Carbon Corporation	2,230,390	356,710		(2,500)	2,584,600	16,050,366	286,034	(1,437)
Chicago Bridge & Iron Company NV	957,830	1,002,430	*	(91,360)	1,868,900	54,011,210	221,150	822,483
Constar International, Inc.	706,500	273,700		(478,300)	501,900	2,705,241	—	(2,812,829)
Covenant Transport, Inc. Class A	361,200	459,300		(37,500)	783,000	14,884,830	—	371,257
Discovery Partners International, Inc.	1,207,180	359,820		(63,600)	1,503,400	9,245,910	—	(11,691)
Dura Automotive Systems, Inc.	865,300	468,600		(213,000)	1,120,900	14,313,893	—	414,625
Encore Wire Corporation	942,700	226,900		(5,700)	1,163,900	20,612,669	—	19,183
Evans & Sutherland Computer Corporation	533,800	166,400		—	700,200	3,150,900	—	—
Greka Energy Corporation	362,400	92,700		(455,100)	—	—	—	(1,114,309)
Intertape Polymer Group, Inc.	2,045,300	420,900		(40,100)	2,426,100	30,884,253	—	(87,593)
Kforce.com, Inc.	1,172,500	699,985		(10,000)	1,862,485	17,395,610	—	6,043
Layne Christensen Company	—	1,514,300		—	1,514,300	17,793,025	—	—
Lightbridge, Inc.	1,168,700	365,000		(10,600)	1,523,100	13,860,210	—	33,241
Matrix Service Company	426,900	448,100	*	(33,100)	841,900	15,280,485	—	604,221
McMoRan Exploration Company	831,700	89,600		(83,800)	837,500	15,703,125	—	(85,103)
Net2Phone,Inc.	1,526,600	355,700		—	1,822,300	12,799,640	—	—
Petroleum Helicopters, Inc.(non-voting)	147,980	26,280		—	174,260	4,705,020	—	—
Range Resources Corporation	3,397,800	754,500		(20,000)	4,132,300	39,050,235	—	134,001
Rofin-Sinar Technologies, Inc.	630,000	33,085		(663,085)	—	—	—	6,325,916
Sharper Image Corporation	861,750	263,050		(476,400)	648,400	21,170,260	—	6,510,589
Strong Heritage Money Fund - Institutional Class	78,000,000	—		(78,000,000)	—	—	394,687	—
Wackenhut Corrections Corporation	472,160	352,690		(42,940)	781,910	17,827,548	—	40,288
World Acceptance Corporation	1,101,700	80,000		(597,500)	584,200	11,631,422	—	7,172,258

*	Increase due to stock split.

10.	Special Meeting of Shareholders of Strong Advisor Mid Cap Growth Fund

On August 1, 2003, the Strong Advisor Mid Cap Growth Fund’s and Strong Growth Fund’s Board of Directors approved the reorganization of the Strong Advisor Mid Cap Growth Fund into the Strong Growth Fund, subject to shareholder approval at a meeting scheduled for October 31, 2003, which was adjourned. A new meeting date has not been set. Effective after the close of the market on August 22, 2003, the Strong Advisor Mid Cap Growth Fund was closed to new investors. Effective January 30, 2004, the Strong Advisor Mid Cap Growth Fund was reopened to new investors.

11.	Special Meeting of Shareholders of Strong Multi Cap Value Fund

On August 1, 2003, the Strong Multi Cap Value Fund’s and Strong Advisor Small Cap Value Fund’s Board of Directors approved the reorganization of the Strong Multi Cap Value Fund into the Strong Advisor Small Cap Value Fund, subject to shareholder approval at a meeting scheduled for October 31, 2003, which was adjourned. A new meeting date has not been set. Effective after the close of the market on August 22, 2003, the Strong Multi Cap Value Fund was closed to new investors. Effective January 30, 2004, the Strong Multi Cap Value Fund was reopened to new investors.

12.	Special Meeting of Shareholders of Strong Advisor U.S. Value Fund

On August 1, 2003, the Board of Directors of the Strong Advisor U.S. Value Fund met and approved a subadvisory agreement between Matrix Asset Advisors, Inc. and Strong Capital Management, Inc., subject to shareholder approval at a meeting scheduled for October 31, 2003, which was adjourned. A new meeting date has not been set.

13.	Legal Proceedings

The United States Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”), the Wisconsin Attorney General (“WAG”), and the Wisconsin Department of Financial Institutions (“WDFI”) are investigating active trading of the Strong Funds by employees of Strong, including Richard S. Strong, former employee and Chairman of Strong. The Independent Directors of the Strong Funds are also investigating these matters, with the assistance of counsel and an independent consulting firm. Fund expenses related to the investigation are reimbursed by Strong. The Independent Directors intend to obtain appropriate redress if they determine that the Strong Funds were harmed. In addition, Strong has received a subpoena from the West Virginia Attorney General (“WVAG”) requesting documents, if any, related to market timing and late trading practices. Effective November 2, 2003, the Independent Directors accepted Mr. Strong’s resignation as Chairman of the Strong Funds’ Boards. Effective December 2, 2003, Mr. Strong resigned as Director of the Strong Funds’ Boards, as Chairman, Chief Investment Officer and Director of Strong, and as Chairman and Director of Strong Financial Corporation, and its affiliates.

Strong is aware of a complaint filed and simultaneously settled on September 3, 2003 (the “Complaint”), by NYAG on behalf of the State of New York, against Canary Capital Partners, LLC, et al. (collectively, “Canary”), which alleges that Canary engaged in certain improper trading practices characterized as “late-day trading” and “market timing” with various mutual funds. Strong and certain Strong Funds are referenced, although not named as parties in the Complaint, with respect to the market timing allegations. On September 5, 2003, the SEC began an inquiry based on matters related to, and set forth in, the Complaint. On September 24, 2003, the WDFI asked that certain information and documents be provided related to the matters referenced in the Complaint.

Strong is currently cooperating with the NYAG, the SEC, the WAG, the WDFI, and the WVAG with respect to their separate inquires into these matters. On September 26, 2003, Strong announced its commitment to make appropriate reimbursement if it is determined that the transactions set forth in the Complaint adversely affected investors in the Strong Funds referenced in the Complaint. On October 30, 2003, Mr. Strong announced that he has committed to personally compensate the Strong Funds for any financial losses they may have experienced as a result of his transactions.

As of the date of this Report, Strong is aware of multiple shareholder class and derivative actions (“Actions”) filed since September 4, 2003, with respect to the factual matters referenced in the Complaint naming, among others, Strong, Strong Funds, Strong affiliates, and certain of their officers and directors as defendants. These Actions have been filed in the following federal and state courts: U.S. District Court for the Southern District of New York; U.S. District Court, District of New Jersey; U.S. District Court, Eastern District of Wisconsin, Milwaukee Division; U.S. District Court, Western District of Wisconsin; Superior Court of New Jersey Law Division of Hudson; State of Wisconsin Circuit Court, Milwaukee County; State of Wisconsin Circuit Court, Waukesha County; Supreme Court of the State of New York; Superior Court of the State of California, County of Los Angeles; and U.S. District Court, District of Connecticut. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds’ prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs’ attorneys’ fees and experts’ fees, and/or replacement of the Board of Directors of the Strong Funds. Additional lawsuits may be filed in the same or other venues presenting allegations and demands for relief. Strong expects that any such lawsuits would contain allegations including the matters discussed here and that the demands for relief would not materially differ from those described above. Based on available information, Strong and the Strong Funds do not currently believe that any of the pending Actions or the regulatory inquires will have a material impact on any of the Strong Funds.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of

Strong Advisor Equity Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Advisor Common Stock Fund, Strong Advisor Mid Cap Growth Fund, Strong Advisor Small Cap Value Fund, Strong Advisor U.S. Value Fund, Strong Advisor Endeavor Large Cap Fund, Strong Advisor Focus Fund, Strong Advisor International Core Fund, Strong Advisor Select Fund, Strong Advisor Technology Fund, Strong Advisor U.S. Small/Mid Cap Growth Fund, Strong Advisor Utilities and Energy Fund and Strong Advisor Large Company Core Fund (all twelve collectively constituting Strong Advisor Equity Funds, hereafter referred to as the “Funds”) at December 31, 2003, and the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin

February 3, 2004

DIRECTORS AND OFFICERS

Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 72 mutual funds (“Strong Funds”).

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc., a utility company) since 1990, Metro Goldwyn Mayer, Inc. (an entertainment company), since 1998, Bassett Furniture Industries, Inc., since 1997, Checker’s Drive-In Restaurants, Inc. (formerly Rally’s Hamburgers, Inc.), since 1994, Johnson Controls, Inc. (an industrial company), since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services), since 2001, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network since November 1997, Health Network Ventures, Inc., from 1992 to April 2000, Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 until October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

Mr. Vogt has been Senior Vice President of IDX Systems Corporation (a management consulting firm) since June 2001; President of Vogt Management Consulting, Inc., from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

DIRECTORS AND OFFICERS (continued)

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer of the Strong Funds since November 2002.

Ms. Ohm has been Anti-Money Laundering Compliance Officer of Strong Financial Corporation since February 2003; Assistant Executive Vice President of Strong Financial Corporation since November 2003; Executive Vice President of the Advisor since December 2001; Director of Mutual Fund Administration of Strong Investor Services, Inc., since April 2001; and Marketing Services Manager of Strong Investments, Inc., from November 1998 to April 2001.

Christopher O. Petersen (DOB 1-18-70), Vice President and Assistant Secretary of the Strong Funds since May 2003.

Mr. Petersen has been Managing Counsel of Strong Financial Corporation since March 2003; Corporate Counsel at U.S. Bancorp Asset Management, Inc., from May 2001 to March 2003; Corporate Counsel at First American Asset Management, a division of U.S. Bank National Association (“FAAM”), from September 1999 to May 2001; Compliance Officer at FAAM from January 1999 to September 1999; and Associate Attorney at Mauzy Law Firm from September 1997 to December 1998.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

Mr. Smirl has been Senior Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of Strong Financial Corporation from December 2001 to February 2003; Secretary of Strong Financial Corporation since February 2003; Assistant Executive Vice President of the Advisor since December 2001; Chief Legal Officer of the Advisor since February 2003; Secretary of the Advisor since November 2002; Assistant Secretary of the Advisor from December 2001 to November 2002; Senior Counsel of the Advisor from July 2000 to December 2001; General Counsel of Strong Investments, Inc. (“Distributor”), since November 2001; Secretary of the Distributor since July 2000; Vice President and Chief Compliance Officer of the Distributor from July 2000 to December 2003; Lead Counsel of the Distributor from July 2000 to November 2001; Vice President of Strong Investor Services, Inc., since December 2001; Assistant Secretary of Strong Investor Services, Inc., from December 2001 to May 2003; Secretary of Strong Investor Services, Inc., since May 2003; Partner at Keesal, Young & Logan LLP (a law firm) from September 1999 to July 2000; and Associate at Keesal, Young & Logan LLP from September 1992 to September 1999.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of the Advisor since December 2002; Associate Counsel of the Advisor from April 2001 to December 2001; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; and Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Treasurer of Strong Financial Corporation since December 2001; Assistant Secretary of Strong Financial Corporation from December 2001 to January 2003; Treasurer of Strong Service Corporation since April 1999; Treasurer and Assistant Secretary of Strong Investor Services, Inc., since July 2001; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc., since October 1993; Executive Vice President of Strong Investor Services, Inc., since July 2001; Secretary of Strong Investor Services, Inc., from July 2001 to May 2003; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; and Senior Vice President of the Advisor from February 1998 to April 2001.

Except for Messrs. Davis, Kritzik, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis’s address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik’s address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Malicky’s address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt’s address is P.O. Box 7657, Avon, CO 81620.

The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

NOTES

NOTES

Directors

Willie D. Davis

Gordon B. Greer

Stanley Kritzik

Neal Malicky

William F. Vogt

Officers

Phillip O. Peterson, President (effective January 2004)

Thomas M. Zoeller, Vice President

Richard W. Smirl, Vice President and Secretary

Christopher O. Petersen, Vice President and Assistant Secretary

Gilbert L. Southwell III, Assistant Secretary

John W. Widmer, Treasurer

Ane K. Ohm, Anti-Money Laundering Compliance Officer

Investment Advisor

Strong Capital Management, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor

Strong Investments, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent

Strong Investor Services, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants

PricewaterhouseCoopers LLP

100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street, Milwaukee, Wisconsin 53202

Strong Investments

P.O. Box 2936 | Milwaukee, WI 53201

www.Strong.com

To order a free prospectus kit,

call 1-800-368-1030

To learn more about our funds, discuss an

existing account, or conduct a transaction,

call 1-800-368-3863

To receive a free copy of the policies and

procedures the funds use to determine

how to vote proxies relating to portfolio

securities, call 1-800-368-3863, or visit the

Securities and Exchange Commission’s

web site at www.sec.gov

If you are a Financial Professional,

call 1-800-368-1683

Visit our web site at

www.Strong.com

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT40962 02-04

AEQY/WH2006 12-03

Item 1.    Reports to Shareholders

ANNUAL REPORT    |    December 31, 2003

Strong

Core

Funds

Strong Balanced Fund

Strong Large Cap Core Fund

Strong Growth and Income Fund

Strong Opportunity Fund

ANNUAL REPORT    |    December 31, 2003

Strong

Core

Funds

A Few Words From Dick Weiss

Market Update — January 1, 2003, to December 31, 2003

One of the great strengths of Strong Capital Management, Inc. (“Strong”), is the autonomy of its different investment teams. Unlike so many institutions where a single investment philosophy predominates and stock selection is done by committee, Strong is comprised of highly independent investment teams with individual philosophies and practices.

This independence notwithstanding, the investment teams share a common objective — adding value for shareholders.

Despite the turmoil surrounding the mutual fund industry and our firm during the last quarter of 2003, Strong’s investment teams performed admirably. According to Lipper, 74 percent of the Strong Funds beat their respective peer indices since their inception.*

Indeed, 2003 turned out to be a better year than anticipated by the investment world. In October of 2002, the market bottomed, and then began a steady advance upward into 2003. Troubled by the prospect of military conflict with Iraq, the market turned down in January and bottomed again in March. Once the outcome in Iraq

Economic Growth was on the Rise in 2003

*	Results are based on total returns. 110 of 149 funds, including separate share classes, outperformed their Lipper Peer Indices since the funds’ inception through 12-31-03. Investment values fluctuate. Results will vary for other time periods. Does not include effect of any loads (as applicable).

became clear, the market anticipated the major business recovery that materialized in the third and fourth quarters, and resumed its forward march. The S&P 500 Index, Dow Jones Industrial Average, and Nasdaq moved up smartly for the remainder of the year.

It was, in effect, a rising tide that lifted many boats. Stocks that had been especially battered by the three-year bear market — either because the market assumed their business models were broken or because they had been pushed to the edge of bankruptcy — enjoyed dramatic recoveries. Once it became clear that the economy had bottomed, many of the most downtrodden stocks rebounded like coiled springs and rose appreciably in the second half of 2003. This is a phenomenon that has typically occurred after tough bear markets and has generally lasted around 6-8 months. I believe we are approaching the end of this phase.

In some instances, I believe going against conventional wisdom in 2004 will spell the difference between average and exceptional performance. For example:

•	Popular opinion has it that manufacturing — a sector which has suffered for roughly 30 years — will continue to falter in 2004. I disagree. It appears that 2004 may shape up to be the first synchronized global economic recovery in years. That, combined with a weak dollar, should make U.S. manufacturing goods increasingly competitive around the world and bolster the sector’s overall results.

•	The energy sector, which significantly underperformed in 2003, looks promising as well. While it participated in the fourth quarter rally, it lagged for the year and was nearing an all-time low, as a percentage of the S&P 500 Index. Energy prices were stronger than most observers expected in 2003. Given the likely increase in demand as the global economy expands, energy prices should remain at the upper end of their normal trading range. This scenario would allow individual energy stocks to play catch-up.

Here at home, the U.S. economy shows unmistakable signs of strengthening. Job growth is gaining momentum. Consumer confidence quite clearly is on the rise. All in all, it’s an encouraging combination.

If you accept the premise that there will be a wider divergence of performance this year, diversification becomes essential. It’s going to be harder to make money in 2004 than it was in 2003. But in a market environment where a rising tide will not lift all issues indiscriminately, diversified mutual funds can be a sound and sensible investment option.

Consumer Confidence Increased in 2003

Thank you for investing with Strong.

Richard T. Weiss

Vice Chairman

Strong Financial Corporation

Strong Balanced Fund

The Fund produced a return of 17.36% for the year compared to the 28.67% return of our broad-based benchmark, the S&P 500 Index. In comparison to a more balanced benchmark, the 60/40 Balanced Fund Index (which is 60% S&P 500 Index and 40% Lehman Brothers Intermediate U.S. Government/Credit Bond Index) returned 18.72% for the year.

Although bonds generally underperformed equities over the year, most sectors of the fixed-income market, including corporate and high-yield bonds, still performed well. The Fund’s allocation to fixed income largely accounts for our underperformance relative to the all-stock S&P 500 Index.

A stronger year for the markets

The market, and the Fund, entered the year fresh off of a three-year bear market and facing impending war in Iraq. Investors had many unanswered questions about the outcome of that conflict and about the ability of the economy to grow in the post-bubble environment. Markets do not like uncertainty, and so the first quarter of the year did not show much improvement among equities. We were mixed in our views on the outcome of these issues, but we looked back at the successful outcome of the previous, early ‘90s Iraq conflict and its positive impact on the markets for guidance on how the markets might perform in this instance.

At the same time, the economy was benefiting from low interest rates from the Federal Reserve as well as lower tax rates at the consumer level and tax breaks for businesses. The post-war economy appeared to be set for growth, and it appeared the debate through the balance of the year would be about the pace and sustainability of the recovery.

On the bond side of the equation, signs of a strengthening economy and an improving equity market led to generally higher U.S. Treasury yields. Investors sold U.S. Treasury securities and bought riskier assets such as corporate, high-yield, and emerging market bonds in search of higher yields.

Positioned for recovery

We shaped the portfolio to benefit from this view. The equity portion of the portfolio was overweighted, relative to the 60/40 Balanced Fund Index, in the technology, capital goods, and financial sectors. Our forecast for recovery suggested these sectors would benefit from an overall increase in business activity. The individual stocks we selected within these and other sectors were generally of higher quality and large in size. These two characteristics have been our norm over the years and continue to be so today.

Within the technology sector, Intel Corporation exemplified our views of recovery within the personal computer space on both the consumer and business level. In addition, the company’s new laptop computer chips resulted in increased revenues and profitability.

Caterpillar Inc. was a highlight within the capital goods sector and was in the portfolio throughout the year. In our estimation, this company’s management had already improved Caterpillar’s position within the markets it serves and increased its financial flexibility. In 2003, broad-based recovery in the company’s end markets as well as a new product cycle in its truck engine business helped Caterpillar to generate higher returns and profitability. The weak dollar has also strengthened demand for the firm’s products overseas.

These highlighted stocks — as well as many others throughout the portfolio — exemplify our bias toward high-quality companies and toward managements that have successfully steered their companies through previous economic cycles successfully and are in a strong position to do so again.

In the fixed-income portion of the Fund, we continued to favor corporate bonds over Treasuries. Because corporate securities outperformed Treasuries over the year, this approach had a positive impact on the Fund’s performance.

Our outlook for 2004

We anticipate a strengthening economy, and thus improved corporate earnings, in the first half of the year. This would largely represent a continuation of the trends in place for most of this year. This year is, of course, a Presidential election year. The historical trend for such years indicates that another positive year for equities is to be expected, though not as strong as in 2003.

There are concerns on the horizon, of course. Among these are the continued decline of the dollar with respect to foreign currencies, oil prices that persist above $30 a barrel, and interest rates at low levels that we believe cannot be sustained if projections are correct about the pace of this recovery. While we will keep close watch on the issues mentioned above, we remain reasonably

2

Fund Highlights

Your Fund’s Approach

The Fund invests, under normal conditions, between 30% and 70% of its net assets in stocks and between 30% and 70% of its net assets in bonds. The Fund’s equity manager focuses primarily on the stocks of large-capitalization, dividend-paying U.S. companies that offer the potential for capital growth, and attempts to strike a balance between an investment’s growth and income prospects and its potential risks. The Fund’s bond portfolio consists primarily of investment-grade bonds of intermediate duration, including U.S. Government and agency, corporate, and mortgage-backed securities.

Average Annual Total Returns

As of 12-31-03

Investor Class
1-year	17.36%
5-year	-0.27%
10-year	6.36%
Since Fund Inception (12-30-81)	10.89%

The Fund invests in lower-quality securities that present a significant risk for loss of principal and interest. Please consider this before investing. Equity funds are volatile investments and should only be considered for long-term goals.

Growth of an Assumed $10,000 Investment†

from 12-30-81 to 12-31-03

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index (“S&P 500”), the Lipper Flexible Portfolio Funds Average, and the 60/40 Balanced Fund Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

From time to time, the Fund’s advisor and/or administrator has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

*	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Flexible Portfolio Funds Average is the average of all funds in the Lipper Flexible Portfolio Funds Category. These funds allocate their investments across various asset classes, including domestic common stocks, bonds, and money market instruments with a focus on total return. The 60/40 Balanced Fund Index is comprised of 60% S&P 500 Index and 40% Lehman Brothers Intermediate U.S. Government/Credit Bond Index. Source of the S&P index and 60/40 Balanced Fund Index data is Standard & Poor’s Micropal. Source of the Lipper index data is Lipper Inc.

confident in continued recovery. The historical precedent is for another positive year, and we intend to invest accordingly unless and until data suggests otherwise.

Thank you for your continued investment in the Strong Balanced Fund.

Rimas Milaitis

Portfolio Co-Manager

Bradley D. Doyle

Portfolio Co-Manager

3

Strong Large Cap Core Fund

The year 2003 proved to be a very strong one for equities, a welcome change after the three-year bear market. For the year ended December 31, 2003, the Strong Large Cap Core Fund returned 24.35%, while the broad-based benchmark, the S&P 500 Index, returned 28.67%.

Over the year, the Fund’s performance generally followed the same direction as the broader market. The Fund posted mild losses in the first quarter, when the markets and the economy were stalled by concerns about the war in Iraq. Over the remainder of the year, however, the Fund posted strong returns as the war’s progress boosted investor and consumer confidence. Economic stimulus in the form of tax cuts from the President and Congress and continued low interest rates from the Federal Reserve helped to drive an economic rebound that supported strong equity performance across virtually every sector of the market.

Focus on large companies

As the Fund’s name indicates, we focus on the stocks of those large-cap companies that we believe offer solid prospects for future growth and are available at reasonable prices. In the early stages of the year’s recovery, investors were still cautious, and thus favored larger-company stocks, as they can offer a greater degree of stability than small-cap stocks. The Fund benefited strongly from this trend in the second quarter of the year.

As the economy showed signs of an accelerating recovery, though, investors gained more confidence and were willing to take on higher degrees of risk. This led to renewed interest in smaller-company stocks, driving their returns strongly forward in the second half of the year. Our portfolio by definition is strongly skewed toward larger companies — even more so than the S&P 500 Index — so this shift in market direction was not entirely favorable to our relative returns and played a significant role in our underperformance relative to the index for the year.

Diversification remains a priority

For the most part, we kept the Fund’s composition with respect to individual sectors and industries closely in line with our broad-based benchmark. We view this diversified exposure as a helpful way to manage risk while still pursuing the growth potential stocks offer. This posture allowed us to participate significantly in the market’s broad-based rally, even as larger companies lagged small caps.

That said, we did make some modest deviations from our benchmark’s positions. For example, the Fund was overweighted in the consumer cyclicals area. This positioning contributed positively to performance for the year as a whole. We also had a mild overweighting relative to our broad-based benchmark level in financials stocks. We were able to identify a number of stocks in this sector selling at attractive valuations relative to their prospects for earnings growth. While these stocks posted positive returns over the year, because of their more conservative nature, they lagged behind many faster-growing sectors, particularly in the second half of the year. This also played a role in our underperformance relative to the S&P 500 Index.

Recovery appears likely to continue

The consumer has led the economic recovery so far, with heavy spending in housing and cars. We believe consumer spending will continue to play a large role in economic growth in 2004. Business spending may, however, now be moving into a leadership role, as evidenced by a resurgence in production and rising orders for capital goods.

We have positioned the Fund to benefit from the global economic expansion that we fully anticipate will continue this year. The large, multinational companies that are prominent in this portfolio are positioned well to serve customers outside the U.S., as well as at home. Their efforts will likely be aided by the weakness of the U.S. dollar relative to many major foreign currencies, which makes exported goods cheaper for customers abroad.

While financials offered relatively lackluster performance in 2003, we are maintaining our significant position in them as their valuations now are very attractive and offer the potential for meaningful appreciation. We anticipate that our greatest focus in the months to come will be in the consumer cyclicals and consumer staples sectors, as we believe these companies are poised to benefit from continued robust spending by individuals and families.

We appreciate your continued investment in the Strong Large Cap Core Fund.

Karen E. McGrath

Portfolio Manager

4

Fund Highlights

Your Fund’s Approach

The Fund invests in the stocks of large-capitalization companies and also invests in medium-capitalization companies. The manager chooses stocks through fundamental analysis and research and looks for companies the manager believes may have long-term growth potential. The manager examines many factors, such as consistency of the business plan, foresight of the competitive market conditions, business knowledge, and management’s attention to detail.

Average Annual Total Returns

As of 12-31-03

Investor Class
1-year	24.35%
3-year	-6.89%
5-year	-1.06%
Since Fund Inception (6-30-98)	1.18%

The Fund’s since inception return was significantly enhanced through investments in initial public offerings. You should not expect that such favorable returns can be consistently achieved. Please consider this before investing. Equity funds are volatile investments and should only be considered for long-term goals.

Growth of an Assumed $10,000 Investment†

From 6-30-98 to 12-31-03

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index (“S&P 500”) and the Lipper Large-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

From time to time, the Fund’s advisor and/or administrator has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

*	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Large-Cap Core Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Core Funds Category. Source of the S&P index data is Standard & Poor’s Micropal. Source of the Lipper index data is Lipper Inc.

5

Strong Growth and Income Fund

For the year ended December 31, 2003, the Fund produced a return of 24.44%, behind the 28.67% return of the S&P 500 Index, our broad-based benchmark.

Much of this underperformance is attributable to our emphasis on large-cap stocks. Also, low-quality stocks — those characterized by lack of profitability, high levels of debt, and high price/earnings ratios — outperformed higher-quality stocks — those offering good profitability, strong balance sheets, and moderate prices relative to earnings. As the latter are more likely to be included in the Fund, this trend also hurt our relative performance.

A strong year

The market, and the Fund, entered the year fresh off of a three-year bear market, and facing impending war in Iraq. Investors had many unanswered questions about the outcome of that conflict and about the ability of the economy to grow in the post-bubble environment. Markets do not like uncertainty, and so the first quarter of the year did not show much improvement, though there was some movement out of riskier assets and into higher-quality securities. We were mixed in our views on the outcome of these issues but looked back at the successful outcome of the previous, early ’90s Iraq conflict and its positive impact on the markets for guidance on how the markets might perform in this instance.

At the same time, the economy was benefiting from low interest rates from the Federal Reserve as well as lower tax rates at the consumer level and tax breaks for businesses. The post-war economy appeared to be set for growth, and it appeared the debate through the balance of the year would be about the pace and sustainability of the recovery.

Positioned for recovery

We shaped the portfolio to benefit from this view.

The portfolio was overweighted relative to its broad-based benchmark in the technology, capital goods, and financial sectors. Our forecast for recovery suggested these sectors would benefit from an overall increase in business activity. The individual stocks we selected within these, and other sectors were generally of higher quality and large in size. These two characteristics have been our norm over the years and continue to be so today.

Within the technology sector, Intel Corporation exemplified our views of recovery within the personal computer space on both the consumer and business level.

In addition, the company’s new laptop computer chips resulted in increased revenues and profitability.

Caterpillar Inc. was a highlight within the capital goods sector and was in the portfolio throughout the year. In our estimation, this company’s management had already improved Caterpillar’s position within the markets it serves and increased its financial flexibility. In 2003, a broad-based recovery in the company’s end markets as well as a new product cycle in its truck engine business helped Caterpillar generate higher returns and profitability. The weak dollar has also strengthened demand for the firm’s products overseas.

These highlighted stocks — as well as many others throughout the portfolio — exemplify our bias toward high-quality companies and toward managements that have successfully steered their companies through previous economic cycles successfully and are in a strong position to do so again. Our primary regret with respect to these and other Fund holdings is that we did not own significantly more of each position during the year.

Our outlook for 2004

We anticipate a strengthening economy, and thus improved corporate earnings, in the first half of the year. This would largely represent a continuation of the trends in place for most of this year. This year is, of course, a Presidential election year. The historical trend for such years indicates that another positive year for equities is to be expected, though not as strong a year as in 2003.

There are concerns on the horizon, of course. Among these are the continued decline of the dollar with respect to foreign currencies, oil prices that persist above $30 a barrel, and interest rates at low levels that we believe cannot be sustained if projections are correct about the pace of this recovery. While we will keep close watch on the issues mentioned above, we remain reasonably confident in continued recovery. The historical precedent is for another positive year, and we intend to invest accordingly unless and until data suggests otherwise.

Thank you for your continued investment in the Strong Growth and Income Fund.

Rimas Milaitis

Portfolio Manager

6

Fund Highlights

Your Fund’s Approach

The Fund focuses primarily on the stocks of large-capitalization, dividend-paying U.S. companies that offer the potential for capital growth. The manager’s investment philosophy is that the stocks of companies with strong relative earnings growth will perform well over time. To choose investments, the manager focuses on those companies that are improving their returns on invested capital.

Average Annual Total Returns

As of 12-31-03

Investor Class
1-year	24.44%
3-year	-8.04%
5-year	-1.59%
Since Fund Inception (12-29-95)	9.78%

Institutional Class[1]
1-year	25.26%
3-year	-7.39%
5-year	-1.11%
Since Fund Inception (12-29-95)	10.11%

Advisor Class[2]
1-year	24.42%
3-year	-8.04%
5-year	-1.69%
Since Fund Inception (12-29-95)	9.61%

Class K3
1-year	24.90%
3-year	-7.79%
5-year	-1.43%
Since Fund Inception (12-29-95)	9.89%

Equity funds are volatile investments and should only be considered for long-term goals.

Growth of an Assumed $10,000 Investment†

From 12-29-95 to 12-31-03

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index (“S&P 500”) and the Lipper Large-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction. From time to time, the Fund’s advisor and/or administrator has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[1]	The performance of the Institutional Class shares prior to February 29, 2000, is based on the Fund’s Investor Class shares’ performance. Please consult a prospectus for information about all share classes.
[2]	The performance of the Advisor Class shares prior to February 29, 2000, is based on the Fund’s Investor Class shares’ performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.
[3]	The performance of Class K shares prior to December 31, 2001, is based on the Fund’s Investor Class shares’ performance. Please consult a prospectus for information about all share classes.
*	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Large Cap Core Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Core Funds Category. Source of the S&P index data is Standard & Poor’s Micropal. Source of the Lipper index data is Lipper Inc.

7

Strong Opportunity Fund

Following three consecutive years of negative returns, the U.S. equity markets staged a strong recovery in 2003. The Strong Opportunity Fund gained 37.46% for the year, while the Fund’s broad-based benchmark, the Russell Midcap Index, returned 40.06% for the same period.

Improving economic conditions

This year’s rally was driven by a material improvement in the nation’s economic outlook. Specifically, low interest rates from the Federal Reserve and tax cuts from Washington set the stage for economic recovery. As investors began to anticipate the resurgence of the economy, they regained confidence in investing in various stocks, which helped to drive some of the initial improvements in the market.

By the middle of the year, the continued strengthening of the economy led investors to focus on lower-quality stocks — specifically those with little or no earnings. This hurt the Fund’s relative performance, as we have historically invested in attractively priced companies with higher-quality characteristics and strong, long-term potential. We believe the trend favoring lower-quality, speculative stocks has now reached its conclusion.

Considering private market value

Our analysis of individual companies takes a close look at their competitive strengths, assets, and financial position. We then use that information to gauge a company’s private market value — the price a buyer would be willing to pay for the entire company. Companies that meet our standards and whose stocks are selling at prices lower than their private market value are candidates for inclusion in the Fund.

This process served us relatively well in 2003, as it attracted us to many beaten-down stocks in the technology sector. At the end of 2002 and in early 2003, the market was extremely pessimistic about the outlook for technology stocks. That pessimism allowed us to add to the portfolio a number of attractively valued companies, especially in the software area, that would benefit from an improving technology environment. These included Cadence Design Systems and Computer Sciences.

Technology holdings, such as VeriSign and Corning, also benefited as their product positioning drove strong performance for them and the Fund. Our position in biotechnology company Genentech appreciated significantly during the year when the company received positive testing data on a new cancer drug. Non-technology companies that we added to the portfolio also experienced strong performance, including regional bank Synovus Financial and residential carpet manufacturer Mohawk.

In contrast, our overweight position relative to our broad-based benchmark in energy stocks hurt the Fund’s performance despite an extremely strong year for commodity prices. Entering the year, we found the supply/demand outlook for energy to be very compelling, as the U.S. faced a structural problem of matching supplies of oil and natural gas with demand. Even with the progress in Iraq, our outlook for the commodity proved to be accurate, as oil prices continued to hover around $30 per barrel and natural gas above $5 per cubic foot for most of the year. After reassessing our view of the energy sector, we remain bullish on the stocks. We continue to believe they are attractively valued, based on our private market analysis, and that strong underlying fundamentals will in time attract more investors to the sector.

Further improvement in 2004

We believe the market will continue to post positive returns in the coming year, though not at the levels seen in 2003. The economic picture continues to improve, with the employment picture stabilizing at year-end. Given both low inventory levels and improved corporate spending, we believe the progress is sustainable. Much of this positive news has already been reflected in stock prices, but in our assessment, stock valuations remain reasonable for this stage of the economic recovery. We therefore anticipate that stocks should continue to appreciate as long as earnings continue to rise.

We appreciate your trust in us and are very earnest in our desire to provide you with continued positive long-term results. It is our hope that you have a happy, healthy, and profitable 2004.

Thank you for your continued investment in the Strong Opportunity Fund.

Richard T. Weiss

Portfolio Co-Manager

Ann M. Miletti

Portfolio Co-Manager

8

Fund Highlights

Your Fund’s Approach

The Fund invests primarily in stocks of medium-capitalization companies that the Fund’s managers believe are underpriced, yet have attractive growth prospects. The managers base their analysis on a company’s “private market value”— the price an investor would be willing to pay for the entire company given its management, financial health, and growth potential.

Average Annual Total Returns

As of 12-31-03

Investor Class
1-year	37.46%
5-year	6.72%
10-year	11.84%
Since Fund Inception (12-31-85)	15.09%

Advisor Class[1]
1-year	37.26%
5-year	6.45%
10-year	11.52%
Since Fund Inception (12-31-85)	14.76%

Class K2
1-year	37.77%
5-year	6.79%
10-year	11.88%
Since Fund Inception (12-31-85)	15.12%

Equity funds are volatile investments and should only be considered for long-term goals.

Growth of an Assumed $10,000 Investment†

From 12-31-85 To 12-31-03

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap® Index and the Lipper Multi-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction. From time to time, the Fund’s advisor and/or administrator has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[1]	The performance of the Advisor Class shares prior to February 24, 2000, is based on the Fund’s Investor Class shares’ performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.
[2]	The performance of Class K shares prior to August 30, 2002, is based on the Fund’s Investor Class shares’ performance. Please consult a prospectus for information about all share classes.
*	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The Lipper Multi-Cap Core Funds Index is the average of the 30 largest funds in the Lipper Multi-Cap Core Funds Category. Source of the Russell data is Standard & Poor’s Micropal. Source of the Lipper index data is Lipper Inc.

9

SCHEDULES OF INVESTMENTS IN SECURITIES	December 31 , 2003

STRONG BALANCED FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 68.1%
Aerospace - Defense 1.2%
The Boeing Company	18,300	$771,162
General Dynamics Corporation	5,100	460,989
Lockheed Martin Corporation	14,700	755,580
Northrop Grumman Corporation	5,900	564,040

		2,551,771
Auto Manufacturers - Domestic 0.4%
General Motors Corporation	15,300	817,020
Banks - Money Center 4.1%
Bank of America Corporation	27,050	2,175,632
The Bank of New York Company, Inc.	31,400	1,039,968
Citigroup, Inc.	87,500	4,247,250
J.P. Morgan Chase & Company	29,400	1,079,862

		8,542,712
Banks - Super Regional 2.5%
Bank One Corporation	21,600	984,744
U.S. Bancorp	54,600	1,625,988
Wachovia Corporation	20,000	931,800
Wells Fargo Company	29,700	1,749,033

		5,291,565
Beverages - Soft Drinks 0.9%
The Coca-Cola Company	37,300	1,892,975
Building - Resident/Commercial 0.3%
Lennar Corporation Class A	6,800	652,800
Chemicals - Basic 0.3%
The Dow Chemical Company	17,400	723,318
Chemicals - Specialty 0.4%
Air Products & Chemicals, Inc.	16,200	855,846
Commercial Services - Miscellaneous 0.2%
Paychex, Inc.	10,300	383,160
Commercial Services - Staffing 0.2%
Robert Half International, Inc. (b)	14,100	329,094
Computer - Data Storage 0.4%
EMC Corporation (b)	56,700	732,564
Computer - IT Services 1.5%
Computer Sciences Corporation (b)	8,200	362,686
International Business Machines Corporation	30,200	2,798,936

		3,161,622
Computer - Local Networks 1.8%
Cisco Systems, Inc. (b)	156,100	3,791,669
Computer - Manufacturers 1.1%
Dell, Inc. (b)	39,400	1,338,024
Hewlett-Packard Company	43,300	994,601

		2,332,625
Computer Software - Desktop 2.6%
Microsoft Corporation	194,300	5,351,022
Computer Software - Enterprise 1.2%
Mercury Interactive Corporation (b)	6,100	296,704
Oracle Systems Corporation (b)	96,300	1,271,160
VERITAS Software Corporation (b)	24,700	917,852

		2,485,716
Cosmetics - Personal Care 0.3%
The Gillette Company	17,800	653,794
Diversified Operations 5.4%
3M Co.	18,200	$1,547,546
E.I. Du Pont de Nemours & Company	13,800	633,282
Emerson Electric Company	12,400	802,900
General Electric Company	155,500	4,817,390
Time Warner, Inc. (b)	81,200	1,460,788
Tyco International, Ltd.	44,700	1,184,550
United Technologies Corporation	9,050	857,669

		11,304,125
Electronics - Semiconductor Manufacturing 3.3%
Applied Materials, Inc. (b)	35,500	796,975
Intel Corporation	113,800	3,664,360
Linear Technology Corporation	20,700	870,849
National Semiconductor Corporation (b)	8,500	334,985
Texas Instruments, Inc.	24,100	708,058
Xilinx, Inc. (b)	13,500	522,990

		6,898,217
Finance - Consumer/Commercial Loans 0.3%
MBNA Corporation (b)	25,900	643,615
Finance - Investment Brokers 1.5%
The Goldman Sachs Group, Inc.	10,200	1,007,046
Merrill Lynch & Company, Inc.	19,300	1,131,945
Morgan Stanley	16,500	954,855

		3,093,846
Finance - Investment Management 0.4%
Franklin Resources, Inc.	14,600	760,076
Finance - Mortgage & Related Services 0.8%
Countrywide Financial Corporation	5,467	414,647
FNMA	17,900	1,343,574

		1,758,221
Finance - Savings & Loan 0.3%
Golden West Financial Corporation	5,700	588,183
Financial Services - Miscellaneous 0.9%
American Express Company	38,100	1,837,563
Food - Confectionery 0.2%
Hershey Foods Corporation	5,900	454,241
Food - Miscellaneous Preparation 1.1%
H.J. Heinz Company	17,100	622,953
Kellogg Company	13,300	506,464
PepsiCo, Inc.	24,500	1,142,190

		2,271,607
Insurance - Diversified 1.6%
American International Group, Inc.	50,000	3,314,000
Insurance - Life 0.4%
MetLife, Inc.	22,000	740,740
Insurance - Property/Casualty/Title 1.1%
ACE, Ltd.	14,800	613,016
Hartford Financial Services Group, Inc.	19,300	1,139,279
The PMI Group, Inc.	12,900	480,267

		2,232,562
Internet - Content 0.6%
Yahoo! Inc. (b)	26,600	1,201,522
Internet - E*Commerce 0.4%
eBay, Inc. (b)	12,600	813,834

10

STRONG BALANCED FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Leisure - Gaming/Equipment 0.5%
International Game Technology	29,400	$1,049,580
Leisure - Hotels & Motels 0.4%
Starwood Hotels & Resorts Worldwide, Inc.	20,700	744,579
Leisure - Services 0.5%
Cendant Corporation (b)	42,300	942,021
Machinery - Construction/Mining 0.5%
Caterpillar, Inc.	12,400	1,029,448
Machinery - Farm 0.3%
Deere & Company	10,400	676,520
Machinery - General Industrial 0.7%
Ingersoll-Rand Company Class A	13,600	923,168
Parker-Hannifin Corporation	10,600	630,700

		1,553,868
Media - Cable TV 0.3%
Comcast Corporation Class A (Non-Voting) (b)	18,600	581,808
Media - Newspapers 0.9%
Gannett Company, Inc.	13,900	1,239,324
Tribune Company	11,400	588,240

		1,827,564
Media - Radio/TV 1.0%
Clear Channel Communications, Inc.	15,600	730,548
Viacom, Inc. Class B	32,800	1,455,664

		2,186,212
Medical - Biomedical/Biotechnology 0.7%
Amgen, Inc. (b)	16,964	1,048,375
Genzyme Corporation (b)	9,900	488,466

		1,536,841
Medical - Drug/Diversified 1.4%
Abbott Laboratories	31,000	1,444,600
Johnson & Johnson	28,200	1,456,812

		2,901,412
Medical - Ethical Drugs 3.5%
Forest Laboratories, Inc. (b)	10,400	642,720
Eli Lilly & Company	15,800	1,111,214
Pfizer, Inc.	136,980	4,839,503
Wyeth	17,500	742,875

		7,336,312
Medical - Genetics 0.4%
Genentech, Inc. (b)	8,000	748,560
Medical - Health Maintenance Organizations 0.7%
UnitedHealth Group, Inc.	24,300	1,413,774
Medical - Products 1.9%
Biomet, Inc.	14,200	517,022
Boston Scientific Corporation (b)	17,300	635,948
Guidant Corporation	5,800	349,160
Medtronic, Inc.	18,600	904,146
St. Jude Medical, Inc. (b)	14,400	883,440
Zimmer Holdings, Inc. (b)	10,600	746,240

		4,035,956
Medical - Wholesale Drugs/Sundries 0.2%
AmerisourceBergen Corporation	7,500	421,125
Metal Ores - Gold/Silver 0.3%
Newmont Mining Corporation Holding Company	11,800	573,598
Metal Ores - Miscellaneous 0.5%
Alcoa, Inc.	29,700	$1,128,600
Oil & Gas - Field Services 0.7%
Schlumberger, Ltd.	25,600	1,400,832
Oil & Gas - International Integrated 3.1%
ChevronTexaco Corporation	20,000	1,727,800
ConocoPhillips	14,400	944,208
Exxon Mobil Corporation	95,300	3,907,300

		6,579,308
Oil & Gas - United States Exploration & Production 0.6%
Apache Corporation	15,115	1,225,827
Paper & Paper Products 0.5%
Temple-Inland, Inc.	17,200	1,077,924
Retail - Consumer Electronics 0.4%
Best Buy Company, Inc.	17,100	893,304
Retail - Department Stores 0.2%
Federated Department Stores, Inc.	7,600	358,188
Retail - Major Discount Chains 2.0%
Target Corporation	30,400	1,167,360
Wal-Mart Stores, Inc.	56,300	2,986,715

		4,154,075
Retail - Restaurants 0.2%
McDonald’s Corporation	17,200	427,076
Retail/Wholesale - Building Products 1.3%
The Home Depot, Inc.	47,200	1,675,128
Lowe’s Companies, Inc.	18,000	997,020

		2,672,148
Retail/Wholesale - Office Supplies 0.4%
Staples, Inc. (b)	26,900	734,370
Soap & Cleaning Preparations 0.9%
The Procter & Gamble Company	18,600	1,857,768
Telecommunications - Fiber Optics 0.1%
Corning, Inc. (b)	27,200	283,696
Telecommunications - Services 1.6%
BellSouth Corporation	27,500	778,250
SBC Communications, Inc.	47,500	1,238,325
Verizon Communications, Inc.	38,400	1,347,072

		3,363,647
Telecommunications - Wireless Equipment 0.7%
Motorola, Inc.	33,600	472,752
Qualcomm, Inc.	18,300	986,919

		1,459,671
Telecommunications - Wireless Services 0.4%
Nextel Communications, Inc. Class A (b)	31,000	869,860
Tobacco 0.8%
Altria Group, Inc.	30,400	1,654,368
Transportation - Air Freight 0.6%
United Parcel Service, Inc. Class B	16,500	1,230,075

11

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2003

STRONG BALANCED FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Transportation - Rail 0.6%
Union Pacific Corporation	16,800	$1,167,264
Trucks & Parts - Heavy Duty 0.1%
PACCAR, Inc.	3,400	289,408
Utility - Electric Power 0.7%
Exelon Corporation	22,500	1,493,100

Total Common Stocks (Cost $122,463,647)		142,341,312

Corporate Bonds 14.8%
AOL Time Warner, Inc. Notes, 5.625%, Due 5/01/05	$300,000	314,159
AT&T Corporation Senior Notes, 6.50%, Due 11/15/06	250,000	276,675
AT&T Wireless Services, Inc. Senior Notes, 7.875%, Due 3/01/11	150,000	173,863
Abitibi-Consolidated Company Guaranteed Yankee Notes, 6.00%, Due 6/20/13	165,000	158,637
Aladdin Gaming Holdings LLC/Aladdin Capital Corporation Senior Discount Notes, 13.50%, Due 3/01/10 (Defaulted Effective 9/21/01) (g)	3,700,000	37,000
Altria Group, Inc. Notes, 7.65%, Due 7/01/08	350,000	387,752
Anadarko Petroleum Corporation Notes, 6.125%, Due 3/15/12	150,000	162,631
Bank of America Corporation Subordinated Notes, 7.40%, Due 1/15/11	650,000	763,409
British Telecom PLC Yankee Notes, 8.125%, Due 12/15/10	290,000	353,471
Capital One Bank Medium-Term Notes, 6.50%, Due 6/13/13	210,000	220,555
Cendant Corporation Notes, 6.25%, Due 3/15/10	100,000	108,912
Centerpoint Energy Resources Corporation Senior Notes, 7.875%, Due 4/01/13 (d)	100,000	113,400
Citigroup, Inc. Notes, 5.50%, Due 8/09/06	575,000	617,078
Citizens Communications Company Notes, 9.25%, Due 5/15/11	150,000	177,629
Citizens Communications Company Senior Notes, 8.50%, Due 5/15/06	200,000	218,513
Comcast Corporation Senior Notes, 5.85%, Due 1/15/10	250,000	267,336
Core Investment Grade Trust Pass-Thru Certificates, 4.727%, Due 11/30/07	1,400,000	1,455,076
Cox Communications, Inc. Notes, 7.75%, Due 8/15/06	250,000	280,581
Credit Suisse First Boston USA, Inc. Notes, 4.625%, Due 1/15/08	200,000	208,391
Credit Suisse First Boston USA, Inc. Notes, 6.50%, Due 1/15/12	250,000	278,696
DPL, Inc. Senior Notes, 6.875%, Due 9/01/11	250,000	261,250
DaimlerChrysler North America Holding Corporation Guaranteed Notes, 4.05%, Due 6/04/08	100,000	99,419
DaimlerChrysler North America Holding Corporation Notes, 7.75%, Due 1/18/11	200,000	229,027
Devon Financing Corporation ULC Notes, 6.875%, Due 9/30/11	350,000	397,478
Walt Disney Company Notes, 5.50%, Due 12/29/06	200,000	214,615
EOP Operating LP Notes, 6.75%, Due 2/15/12	$350,000	$387,198
European Investment Bank Yankee Notes:
3.00%, Due 6/16/08	290,000	289,138
4.625%, Due 3/01/07	500,000	531,562
Fiserv, Inc. Notes, 4.00%, Due 4/15/08	250,000	249,065
Florida Power & Light Company First Mortgage Notes, 6.875%, Due 12/01/05	110,000	119,725
Ford Motor Credit Company Notes:
6.50%, Due 1/25/07	250,000	266,491
7.00%, Due 10/01/13	550,000	581,101
7.375%, Due 2/01/11	435,000	474,782
7.60%, Due 8/01/05	160,000	171,074
France Telecom SA Yankee Notes, 9.00%, Due 3/01/11	350,000	421,066
Fred Meyer, Inc. Senior Notes, 7.375%, Due 3/01/05	205,000	217,248
General Electric Capital Corporation Notes:
2.75%, Due 9/25/06	530,000	532,294
5.875%, Due 2/15/12	550,000	592,062
6.50%, Due 12/10/07	250,000	279,981
General Motors Acceptance Corporation Notes, 6.875%, Due 9/15/11	370,000	399,136
General Motors Corporation Notes, 7.20%, Due 1/15/11	220,000	242,223
Goodrich Corporation Senior Notes, 7.625%, Due 12/15/12	100,000	115,727
Health Care Property Investment, Inc. Notes, 6.875%, Due 6/08/15 (Remarketing Date 6/08/05)	150,000	157,127
Health Care Property Investment, Inc. Senior Notes, 6.00%, Due 3/01/15	200,000	206,863
Highwoods Realty LP Notes, 7.00%, Due 12/01/06	400,000	434,259
Household Finance Corporation Senior Notes, 5.875%, Due 2/01/09	580,000	630,552
Hutchison Whampoa International, Ltd. Guaranteed Yankee Notes, 6.25%, Due 1/24/14 (d)	570,000	580,056
International Lease Finance Corporation Notes, 5.875%, Due 5/01/13	200,000	211,089
J.P. Morgan Chase & Company Subordinated Notes, 6.625%, Due 3/15/12	300,000	335,671
Jabil Circuit, Inc. Senior Notes, 5.875%, Due 7/15/10	300,000	313,344
KN Energy, Inc. Senior Notes, 6.65%, Due 3/01/05	250,000	264,106
Kraft Foods, Inc. Notes:
5.25%, Due 10/01/13	290,000	293,168
5.625%, Due 11/01/11	250,000	263,829
Kroger Company Notes, 6.75%, Due 4/15/12	100,000	110,980
Liberty Media Corporation Senior Notes, 5.70%, Due 5/15/13	300,000	304,035
Lockheed Martin Corporation Notes, 7.70%, Due 6/15/08	135,000	156,931
M&T Bank Corporation Floating Rate Subordinated Notes, 3.85%, Due 4/01/13	250,000	248,588
Merrill Lynch & Company, Inc. Notes, Tranche #312, 4.00%, Due 11/15/07	200,000	205,032
MetLife, Inc. Debentures, 3.911%, Due 5/15/05	205,000	210,888
MidAmerican Energy Holdings Company Senior Notes, 7.23%, Due 9/15/05	345,000	372,045

12

STRONG BALANCED FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Morgan Stanley Notes, 5.80%, Due 4/01/07	$500,000	$543,894
Morgan Stanley Tracers, 6.804%, Due 6/15/12 (d)	252,000	281,773
National Rural Utilities Cooperative Finance Corporation Notes, 6.50%, Due 3/01/07	300,000	331,627
NiSource Finance Corporation Notes, 7.625%, Due 11/15/05	305,000	333,358
Norfolk Southern Corporation Senior Notes, 6.00%, Due 4/30/08	250,000	271,986
Normandy Finance, Ltd. Yankee Notes, 7.625%, Due 7/15/08 (d)	200,000	227,060
PCCW-HKT Capital Number 2, Ltd. Guaranteed Notes, 6.00%, Due 7/15/13 (d)	475,000	485,949
PNC Funding Corporation Subordinated Notes, 6.125%, Due 2/15/09	450,000	496,189
Pemex Project Funding Master Trust Notes, 7.375%, Due 12/15/14	310,000	332,475
Pioneer National Resources Company Senior Notes:
6.50%, Due 1/15/08	300,000	325,015
8.875%, Due 4/15/05	200,000	214,115
Principal Life Global Funding I Notes, Tranche #23, 3.625%, Due 4/30/08 (d)	250,000	249,927
Province of Quebec Notes, 5.00%, Due 7/17/09	335,000	354,621
Public Service Company of Colorado Corporate Notes, 7.875%, Due 10/01/12	175,000	212,746
Raytheon Company Notes, 6.55%, Due 3/15/10	255,000	281,671
Reliant Energy Resources Corporation Notes, 7.75%, Due 2/15/11	100,000	112,646
Republic of Chile Yankee Bonds, 5.50%, Due 1/15/13	150,000	154,650
Republic of Italy Yankee Notes, 3.625%, Due 9/14/07	300,000	306,440
Safeway, Inc. Notes, 4.80%, Due 7/16/07	200,000	207,754
Salomon Smith Barney Holdings, Inc. Senior Notes, 5.875%, Due 3/15/06	510,000	549,452
Sovereign Bancorp Senior Notes, 10.50%, Due 11/15/06	150,000	177,524
Sprint Capital Corporation Notes, 6.125%, Due 11/15/08	500,000	533,610
Telecom Italia Capital Senior Yankee Notes, Series B, 5.25%, Due 11/15/13 (d)	350,000	351,500
Telus Corporation Yankee Notes, 8.00%, Due 6/01/11	450,000	527,084
Texas Eastern Transmission Corporation Notes, 5.25%, Due 7/15/07	200,000	212,768
Time Warner Entertainment Company LP Senior Notes, 8.875%, Due 10/01/12	250,000	317,595
Travelers Property and Casualty Corporation Senior Notes, 5.00%, Due 3/15/13	150,000	150,373
Tyco International Group SA Senior Yankee Notes, 6.00%, Due 11/15/13 (d)	320,000	331,200
Tyson Foods, Inc. Notes:
7.25%, Due 10/01/06	100,000	109,652
8.25%, Due 10/01/11	250,000	290,316
UFJ Finance Aruba AEC Yankee Notes, 6.75%, Due 7/15/13	370,000	395,302
Union Pacific Corporation Notes, 5.75%, Due 10/15/07	305,000	329,425
United Mexican States Yankee Notes, 7.50%, Due 1/14/12	$250,000	$282,625
US Bancorp Notes, 3.125%, Due 3/15/08	300,000	296,131
Verizon Global Funding Corporation Notes, 4.375%, Due 6/01/13	300,000	284,051
Wal-Mart Stores, Inc. Notes, 3.375%, Due 10/01/08	365,000	362,037
Waste Management, Inc. Senior Notes, 6.50%, Due 11/15/08	200,000	220,336
Wells Fargo & Company Senior Notes, 5.25%, Due 12/01/07	415,000	444,897
XTO Energy, Inc. Senior Notes, 6.25%, Due 4/15/13	140,000	148,050

Total Corporate Bonds (Cost $30,741,216)		30,981,813

Non-Agency Mortgage & Asset-Backed Securities 1.2%
ABN AMRO Mortgage Corporation Variable Rate Pass-Thru Certificates, Series 2002-1A, Class IIA-3, 5.35%, Due 6/25/32	127,182	129,232
Asset Securitization Corporation Commercial Mortgage Pass-Thru Certificates, Series 1995-MD4, Class A-1, 7.10%, Due 8/13/29	581,261	623,377
Community Program Loan Trust Bonds, Series 1987, Class A-4, 4.50%, Due 10/01/18	1,208,082	1,206,400
Washington Mutual Mortgage Pass-Thru Certificates, Series 2002-AR7, Class A-6, 5.53%, Due 7/25/32	550,726	563,727

Total Non-Agency Mortgage & Asset-Backed Securities (Cost $2,466,780)		2,522,736

United States Government & Agency Issues 12.0%
FHLMC Adjustable Rate Participation Certificates, Pool #865469, 6.463%, Due 8/01/25	242,220	251,164
FHLMC Guaranteed Mortgage Adjustable Rate Participation Certificates, 4.732%, Due 7/25/43	476,592	491,783
FHLMC Notes:
5.50%, Due 7/15/06	150,000	161,713
5.75%, Due 3/15/09	1,115,000	1,227,281
6.00%, Due 6/15/11	800,000	889,263
FHLMC Participation Certificates:
5.00%, Due 1/15/19 (f)	1,240,000	1,263,250
6.50%, Due 12/01/10	704,525	748,716
8.00%, Due 3/01/16	507,418	550,548
10.25%, Due 3/01/15	34,497	38,456
10.50%, Due 1/01/16	4,367	4,959
FNMA Guaranteed Mortgage Adjustable Rate Pass-Thru Certificates, 6.96%, Due 1/01/07	2,071,750	2,266,782
FNMA Guaranteed Real Estate Mortgage Investment Conduit Pass-Thru Trust, 9.50%, Due 11/25/31	795,145	914,665
FNMA Guaranteed Real Estate Mortgage Investment Conduit Variable Rate Pass Thru Certificates, Series G92-61, Class FJ, 3.009%, Due 10/25/22	116,065	116,324

13

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2003

STRONG BALANCED FUND (continued)

	Shares or Principal Amount	Value (Note 2)
FNMA Notes:
2.875%, Due 5/19/08	$575,000	$561,537
3.25%, Due 8/15/08	2,425,000	2,408,265
4.375%, Due 10/15/06 (c)	200,000	210,226
4.625%, Due 10/15/13	955,000	950,125
5.25%, Due 6/15/06	1,500,000	1,605,516
5.50%, Due 2/15/06	2,560,000	2,741,975
5.75%, Due 2/15/08	1,000,000	1,099,554
GNMA Guaranteed Pass-Thru Certificates, 7.50%, Due 12/15/07	258,674	272,188
United States Treasury Notes:
1.25%, Due 5/31/05	1,500,000	1,496,485
3.375%, Due 11/15/08	550,000	554,534
4.25%, Due 11/15/13	385,000	384,699
5.75%, Due 11/15/05	1,025,000	1,100,835
6.50%, Due 2/15/10	90,000	104,611
10.375%, Due 11/15/12	1,985,000	2,533,124

Total United States Government & Agency Issues (Cost $24,618,210)		24,948,578

Short-Term Investments (a) 10.8%
Collateral Received for Securities Lending (h) 6.6%
Navigator Prime Portfolio	13,814,710	13,814,710
Corporate Bonds 0.3%
Regency Centers LP Notes, 7.40%, Due 4/01/04	$250,000	253,680
Tyson Foods, Inc. Notes, 6.625%, Due 10/01/04	210,000	215,822
WMX Technologies, Inc. Notes, 8.00%, Due 4/30/04	110,000	112,007

		581,509
Repurchase Agreements 2.2%
ABN AMRO Inc. (Dated 12/31/03), 0.95%, Due 1/02/04 (Repurchase proceeds $3,400,179); Collateralized by: United States Government & Agency Issues (e)	3,400,000	3,400,000
State Street Bank (Dated 12/31/03), 0.75%, Due 1/02/04 (Repurchase proceeds $1,098,046); Collateralized by: United States Government & Agency Issues (e)	1,098,000	1,098,000

		4,498,000
United States Government & Agency Issues 1.7%
FNMA Notes, 3.50%, Due 9/15/04	3,000,000	3,047,571
United States Treasury Bills, Due 1/15/04 thru 2/19/04	505,000	504,512
United States Treasury Bills, Due 2/26/04 (c)	100,000	99,878

		3,651,961

Total Short-Term Investments (Cost $22,528,832)		22,546,180

Total Investments in Securities (Cost $202,818,685) 106.9%		223,340,619
Other Assets and Liabilities, Net (6.9%)		(14,385,594)

Net Assets 100.0%		$208,955,025

FUTURES

	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased:
10 Five-Year U.S. Treasury Notes	3/04	$1,116,250	$15,816
Sold:
7 Ten-Year U.S. Treasury Notes	3/04	(785,859)	(12,281)

WRITTEN OPTIONS ACTIVITY

	Contracts	Premiums
Options outstanding at beginning of year	—	$—
Options written during the year	350	10,919
Options closed	(350)	(10,919)
Options expired	—	—
Options exercised	—	—

Options outstanding at end of year	—	$—

STRONG LARGE CAP CORE FUND

	Shares or Principal Amount	Value (Notes 2)
Common Stocks 98.5%
Banks - Money Center 6.9%
Citigroup, Inc.	3,900	$189,306
J.P. Morgan Chase & Company	2,500	91,825

		281,131
Banks - Super Regional 1.7%
Northern Trust Company	1,500	69,630
Beverages - Alcoholic 1.8%
Anheuser-Busch Companies, Inc.	1,400	73,752
Building - Resident/Commercial 15.4%
Centex Corporation	1,500	161,475
D.R. Horton, Inc.	2,700	116,802
KB HOME	1,400	101,528
Lennar Corporation Class A	1,300	124,800
Pulte Homes, Inc.	1,300	121,706

		626,311
Computer - IT Services 3.0%
International Business Machines Corporation	1,300	120,484
Computer - Local Networks 2.8%
Cisco Systems, Inc. (b)	4,600	111,734
Computer - Manufacturers 1.9%
Dell, Inc. (b)	2,300	78,108
Computer Software - Desktop 2.6%
Microsoft Corporation	3,800	104,652
Computer Software - Enterprise 2.3%
VERITAS Software Corporation (b)	2,500	92,900
Diversified Operations 7.2%
3M Co.	1,600	136,048
General Electric Company	2,000	61,960
Time Warner, Inc. (b)	5,200	93,548

		291,556

14

STRONG LARGE CAP CORE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Electronics - Semiconductor Manufacturing 4.4%
Intel Corporation	5,600	$180,320
Finance - Consumer/Commercial Loans 2.1%
MBNA Corporation	3,500	86,975
Finance - Investment Brokers 5.2%
The Goldman Sachs Group, Inc.	1,000	98,730
Merrill Lynch & Company, Inc.	1,900	111,435

		210,165
Finance - Mortgage & Related Services 2.0%
Countrywide Financial Corporation	1,066	80,856
Insurance - Property/Casualty/Title 2.1%
The Progressive Corporation	1,000	83,590
Internet - Content 2.8%
Yahoo! Inc. (b)	2,500	112,925
Machinery - Construction/Mining 2.9%
Caterpillar, Inc.	1,400	116,228
Medical - Ethical Drugs 6.0%
Eli Lilly & Company	1,700	119,561
Pfizer, Inc.	3,500	123,655

		243,216
Medical - Generic Drugs 2.0%
Teva Pharmaceutical Industries, Ltd. ADR	1,400	79,394
Oil & Gas - Field Services 2.8%
Schlumberger, Ltd.	2,100	114,912
Oil & Gas - International Exploration & Production 1.7%
Unocal Corporation	1,900	69,977
Oil & Gas - International Integrated 2.3%
ConocoPhillips	1,400	91,798
Retail - Restaurants 3.2%
McDonald’s Corporation	5,300	131,599
Retail/Wholesale - Building Products 3.5%
The Home Depot, Inc.	2,000	70,980
Lowe’s Companies, Inc.	1,300	72,007

		142,987
Soap & Cleaning Preparations 1.8%
Clorox Company	1,500	72,840
Telecommunications - Wireless Services 2.8%
Nextel Communications, Inc. Class A (b)	4,000	112,240
Tobacco 3.8%
Altria Group, Inc.	2,800	152,376
Utility - Electric Power 1.5%
The Southern Company	2,000	60,500

Total Common Stocks (Cost $3,167,389)		3,993,156

Short-Term Investments (a) 1.4%
Repurchase Agreements
State Street Bank (Dated 12/31/03), 0.75%, Due 1/02/04 (Repurchase proceeds $59,002); Collateralized by United States Government & Agency Issues (e)	$59,000	$59,000

Total Short-Term Investments (Cost $59,000)		59,000

Total Investments in Securities (Cost $3,226,389) 99.9%		4,052,156
Other Assets and Liabilities, Net 0.1%		2,298

Net Assets 100.0%		$4,054,454

STRONG GROWTH AND INCOME FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 99.9%
Aerospace - Defense 1.8%
The Boeing Company	94,800	$3,994,872
General Dynamics Corporation	26,300	2,377,257
Lockheed Martin Corporation	76,300	3,921,820
Northrop Grumman Corporation	32,000	3,059,200

		13,353,149
Auto Manufacturers - Domestic 0.6%
General Motors Corporation	83,600	4,464,240
Banks - Money Center 6.1%
Bank of America Corporation	140,600	11,308,458
The Bank of New York Company, Inc.	171,800	5,690,016
Citigroup, Inc.	478,200	23,211,828
J.P.Morgan Chase & Company	161,100	5,917,203

		46,127,505
Banks - Super Regional 3.8%
Bank One Corporation	118,200	5,388,738
U.S.Bancorp	299,200	8,910,176
Wachovia Corporation	109,900	5,120,241
Wells Fargo Company	163,000	9,599,070

		29,018,225
Beverages - Soft Drinks 1.4%
The Coca-Cola Company	204,600	10,383,450
Building - Resident/Commercial 0.5%
Lennar Corporation Class A	35,500	3,408,000
Chemicals - Basic 0.5%
The Dow Chemical Company	90,200	3,749,614
Chemicals - Specialty 0.6%
Air Products & Chemicals, Inc.	88,900	4,696,587
Commercial Services - Miscellaneous 0.3%
Paychex, Inc.	55,000	2,046,000
Commercial Services - Staffing 0.2%
Robert Half International, Inc. (b)	72,800	1,699,152
Computer - Data Storage 0.5%
EMC Corporation (b)	294,400	3,803,648

15

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2003

STRONG GROWTH AND INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Computer - IT Services 2.2%
Computer Sciences Corporation (b)	44,200	$1,954,966
International Business Machines Corporation	156,700	14,522,956

		16,477,922
Computer - Local Networks 2.6%
Cisco Systems, Inc. (b)	809,300	19,657,897
Computer - Manufacturers 1.7%
Dell, Inc. (b)	216,000	7,335,360
Hewlett-Packard Company	238,500	5,478,345

		12,813,705
Computer Software - Desktop 3.7%
Microsoft Corporation	1,009,500	27,801,630
Computer Software - Enterprise 1.7%
Mercury Interactive Corporation (b)	32,800	1,595,392
Oracle Systems Corporation (b)	501,400	6,618,480
VERITAS Software Corporation (b)	128,700	4,782,492

		12,996,364
Cosmetics - Personal Care 0.5%
The Gillette Company	97,500	3,581,175
Diversified Operations 8.0%
3M Co.	99,900	8,494,497
E.I. Du Pont de Nemours & Company	75,700	3,473,873
Emerson Electric Company	67,900	4,396,525
General Electric Company	805,900	24,966,782
Time Warner, Inc. (b)	443,000	7,969,570
Tyco International, Ltd.	244,700	6,484,550
United Technologies Corporation	48,300	4,577,391

		60,363,188

Electronics - Semiconductor Manufacturing 4.7%
Applied Materials, Inc. (b)	184,700	4,146,515
Intel Corporation	590,100	19,001,220
Linear Technology Corporation	107,300	4,514,111
National Semiconductor Corporation (b)	43,900	1,730,099
Texas Instruments, Inc.	125,300	3,681,314
Xilinx, Inc. (b)	69,800	2,704,052

		35,777,311
Finance - Consumer/Commercial Loans 0.4%
MBNA Corporation	134,800	3,349,780
Finance - Investment Brokers 2.2%
The Goldman Sachs Group, Inc.	52,655	5,198,628
Merrill Lynch & Company, Inc.	100,000	5,865,000
Morgan Stanley	90,600	5,243,022

		16,306,650
Finance - Investment Management 0.5%
Franklin Resources, Inc.	75,900	3,951,354
Finance - Mortgage & Related Services 1.3%
Countrywide Financial Corporation	28,666	2,174,316
FNMA	98,600	7,400,916

		9,575,232
Finance - Savings & Loan 0.4%
Golden West Financial Corporation	29,700	3,064,743
Financial Services - Miscellaneous 1.3%
American Express Company	209,000	10,080,070
Food - Confectionery 0.3%
Hershey Foods Corporation	31,400	2,417,486
Food - Miscellaneous Preparation 1.6%
H.J. Heinz Company	94,000	$3,424,420
Kellogg Company	70,900	2,699,872
PepsiCo, Inc.	127,200	5,930,064

		12,054,356
Insurance - Diversified 2.3%
American International Group, Inc.	259,200	17,179,776
Insurance - Life 0.5%
MetLife, Inc.	119,300	4,016,831
Insurance - Property/Casualty/Title 1.6%
ACE, Ltd.	76,800	3,181,056
Hartford Financial Services Group, Inc.	105,500	6,227,665
The PMI Group, Inc.	70,500	2,624,715

		12,033,436
Internet - Content 0.8%
Yahoo! Inc. (b)	138,300	6,247,011
Internet - E*Commerce 0.6%
eBay, Inc. (b)	65,500	4,230,645
Leisure - Gaming/Equipment 0.8%
International Game Technology	158,900	5,672,730
Leisure - Hotels & Motels 0.5%
Starwood Hotels & Resorts Worldwide, Inc.	107,500	3,866,775
Leisure - Services 0.7%
Cendant Corporation (b)	231,700	5,159,959
Machinery - Construction/Mining 0.7%
Caterpillar, Inc.	64,500	5,354,790
Machinery - Farm 0.5%
Deere & Company	53,600	3,486,680
Machinery - General Industrial 1.1%
Ingersoll-Rand Company Class A	70,700	4,799,116
Parker-Hannifin Corporation	55,100	3,278,450

		8,077,566
Media - Cable TV 0.4%
Comcast Corporation Class A (Non-Voting) (b)	99,700	3,118,616
Media - Newspapers 1.3%
Gannett Company, Inc.	72,100	6,428,436
Tribune Company	62,500	3,225,000

		9,653,436
Media - Radio/TV 1.5%
Clear Channel Communications, Inc.	80,900	3,788,547
Viacom, Inc. Class B	169,900	7,540,162

		11,328,709
Medical - Biomedical/Biotechnology 1.1%
Amgen, Inc. (b)	88,000	5,438,400
Genzyme Corporation (b)	54,300	2,679,162

		8,117,562
Medical - Drug/Diversified 2.0%
Abbott Laboratories	160,700	7,488,620
Johnson & Johnson	154,500	7,981,470

		15,470,090

16

STRONG GROWTH AND INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Medical - Ethical Drugs 5.0%
Forest Laboratories, Inc. (b)	54,000	$3,337,200
Eli Lilly & Company	81,900	5,760,027
Pfizer, Inc.	709,500	25,066,635
Wyeth	90,900	3,858,705

		38,022,567
Medical - Genetics 0.5%
Genentech, Inc. (b)	43,600	4,079,652
Medical - Health Maintenance Organizations 1.0%
UnitedHealth Group, Inc.	126,400	7,353,952
Medical - Products 2.9%
Biomet, Inc.	73,770	2,685,966
Boston Scientific Corporation (b)	94,300	3,466,468
Guidant Corporation	31,100	1,872,220
Medtronic, Inc.	96,500	4,690,865
St. Jude Medical, Inc. (b)	79,000	4,846,650
Zimmer Holdings, Inc. (b)	57,900	4,076,160

		21,638,329
Medical - Wholesale Drugs/Sundries 0.3%
AmerisourceBergen Corporation	40,900	2,296,535
Metal Ores - Gold/Silver 0.4%
Newmont Mining Corporation Holding Company	64,300	3,125,623
Metal Ores - Miscellaneous 0.8%
Alcoa, Inc.	153,930	5,849,340
Oil & Gas - Field Services 1.0%
Schlumberger, Ltd.	132,600	7,255,872
Oil & Gas - International Integrated 4.7%
ChevronTexaco Corporation	103,900	8,975,921
ConocoPhillips	74,600	4,891,522
Exxon Mobil Corporation	527,100	21,611,100

		35,478,543
Oil & Gas - United States Exploration & Production 0.8%
Apache Corporation	78,520	6,367,972
Paper & Paper Products 0.8%
Temple-Inland, Inc.	94,500	5,922,315
Retail - Consumer Electronics 0.6%
Best Buy Company, Inc.	88,800	4,638,912
Retail - Department Stores 0.2%
Federated Department Stores, Inc.	39,300	1,852,209
Retail - Major Discount Chains 3.0%
Target Corporation	166,700	6,401,280
Wal-Mart Stores, Inc.	308,800	16,381,840

		22,783,120
Retail - Restaurants 0.3%
McDonald’s Corporation	89,600	2,224,768
Retail/Wholesale - Building Products 1.9%
The Home Depot, Inc.	258,600	9,177,714
Lowe’s Companies, Inc.	96,900	5,367,291

		14,545,005
Retail/Wholesale - Office Supplies 0.5%
Staples, Inc. (b)	145,600	3,974,880
Soap & Cleaning Preparations 1.3%
The Procter & Gamble Company	102,100	$10,197,748
Telecommunications - Fiber Optics 0.2%
Corning, Inc. (b)	141,200	1,472,716
Telecommunications - Services 2.1%
BellSouth Corporation	150,600	4,261,980
SBC Communications, Inc.	148,700	3,876,609
Verizon Communications, Inc.	211,100	7,405,388

		15,543,977
Telecommunications - Wireless Equipment 1.1%
Motorola, Inc.	184,200	2,591,694
Qualcomm, Inc.	100,470	5,418,347

		8,010,041
Telecommunications - Wireless Services 0.6%
Nextel Communications, Inc. Class A (b)	170,000	4,770,200
Tobacco 1.2%
Altria Group, Inc.	166,400	9,055,488
Transportation - Air Freight 0.9%
United Parcel Service, Inc. Class B	89,200	6,649,860
Transportation - Rail 0.8%
Union Pacific Corporation	87,300	6,065,604
Trucks & Parts - Heavy Duty 0.2%
PACCAR, Inc.	18,000	1,532,160
Utility - Electric Power 1.0%
Exelon Corporation	116,700	7,744,212

Total Common Stocks (Cost $575,143,485)		754,484,645

Short-Term Investments (a) 0.8%
Collateral Received for Securities Lending (h) 0.8%
Navigator Prime Portfolio	6,058,366	6,058,366
Repurchase Agreements 0.0%
State Street Bank (Dated 12/31/03), 0.75%, Due 1/02/04 (Repurchase proceeds $35,301); Collateralized by: United States Government & Agency Issues (e)	$35,300	35,300

Total Short-Term Investments (Cost $6,093,666)		6,093,666

Total Investments in Securities (Cost $581,237,151) 100.7%		760,578,311
Other Assets and Liabilities, Net (0.7%)		(5,590,056)

Net Assets 100.0%		$754,988,255

WRITTEN OPTIONS ACTIVITY

	Contracts	Premiums
Options outstanding at beginning of year	—	$—
Options written during the year	1,870	58,341
Options closed	(1,870)	(58,341)
Options expired	—	—
Options exercised	—	—

Options outstanding at end of year	—	$—

17

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2003

STRONG OPPORTUNITY FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 96.4%
Auto/Truck - Original Equipment 1.5%
Eaton Corporation	385,000	$41,572,300
Banks - Southeast 1.6%
Synovus Financial Corporation	1,555,000	44,970,600
Banks - Super Regional 2.7%
Comerica, Inc.	710,000	39,802,600
Wachovia Corporation	770,000	35,874,300

		75,676,900
Beverages - Soft Drinks 1.5%
The Pepsi Bottling Group, Inc.	1,725,000	41,710,500
Building - Air Conditioning & Heating Products 1.4%
American Standard Companies, Inc. (b)	410,000	41,287,000
Building - Construction Products/ Miscellaneous 2.5%
Masco Corporation	1,295,000	35,495,950
Mohawk Industries, Inc. (b)	505,000	35,622,700

		71,118,650
Building Products - Wood 1.2%
Weyerhaeuser Company	530,000	33,920,000
Chemicals - Specialty 1.8%
Praxair, Inc.	1,355,000	51,761,000
Commercial Services - Advertising 0.9%
The Interpublic Group of Companies, Inc. (b)	1,664,800	25,970,880
Computer - Data Storage 1.3%
Network Appliance, Inc. (b)	1,865,000	38,288,450
Computer - IT Services 3.1%
Accenture, Ltd. Class A (b)	1,520,000	40,006,400
Computer Sciences Corporation (b)	940,000	41,576,200
Unisys Corporation (b)	400,000	5,940,000

		87,522,600
Computer - Software Design 2.9%
Cadence Design Systems, Inc. (b)	2,705,000	48,635,900
Synopsys, Inc. (b)	995,000	33,591,200

		82,227,100
Computer Software - Financial 1.6%
DST Systems, Inc. (b)	1,100,000	45,936,000
Computer Software - Security 1.7%
VeriSign, Inc. (b)	2,955,000	48,166,500
Diversified Operations 1.3%
Time Warner, Inc. (b)	2,000,000	35,980,000
Electronics - Contract Manufacturing 3.4%
Flextronics International, Ltd. (b)	2,900,000	43,036,000
Sanmina - SCI Corporation (b)	4,210,000	53,088,100

		96,124,100
Electronics - Miscellaneous Components 1.7%
Molex, Inc. Class A	1,665,000	48,884,400
Electronics - Parts Distributors 1.5%
W.W. Grainger, Inc.	875,000	41,466,250
Electronics - Scientific Measuring 1.8%
Waters Corporation (b)	1,565,000	$51,895,400
Electronics - Semiconductor Manufacturing 1.3%
Taiwan Semiconductor Manufacturing Company, Ltd. Sponsored ADR (b)	3,725,000	38,144,000
Finance - Consumer/Commercial Loans 1.4%
CIT Group, Inc.	1,105,000	39,724,750
Finance - Index Tracking Funds 1.2%
iShares Small Cap 600 Index Fund	265,000	35,515,300
Finance - Publicly Traded Investment Funds-Equity (Non 40 Act) 1.4%
Biotech Holders Trust	290,000	39,239,900
Food - Miscellaneous Preparation 0.9%
General Mills, Inc.	540,000	24,462,000
Insurance - Property/Casualty/Title 4.2%
ACE, Ltd.	1,050,000	43,491,000
MGIC Investment Corporation	800,000	45,552,000
XL Capital, Ltd. Class A	400,000	31,020,000

		120,063,000
Internet - Content 0.8%
CNET Networks, Inc. (b)	3,430,000	23,392,600
Internet - E*Commerce 1.1%
InterActiveCorp (b)	890,000	30,197,700
Leisure - Photo Equipment/Related 0.8%
Fuji Photo Film Company, Ltd. (JPY) (i)	700,000	22,827,175
Machinery - General Industrial 1.4%
Dover Corporation	1,000,000	39,750,000
Media - Cable TV 4.4%
Comcast Corporation Class A (Non-Voting) (b)	1,555,000	48,640,400
Cox Communications, Inc. Class A (b)	1,240,000	42,718,000
Hughes Electronics Corporation (b)	2,058,040	34,060,562
Telewest Communications PLC (GBP) (b) (i)	39,540,000	1,341,450

		126,760,412
Media - Newspapers 3.4%
The E.W. Scripps Company Class A	555,000	52,247,700
Tribune Company	875,000	45,150,000

		97,397,700
Media - Radio/TV 1.6%
Liberty Media Corporation Class A (b)	3,820,000	45,419,800
Medical - Biomedical/Biotechnology 1.5%
Biogen Idec, Inc. (b)	1,140,000	41,929,200
Medical - Genetics 1.3%
Genentech, Inc. (b)	400,000	37,428,000
Medical/Dental - Supplies 1.6%
Apogent Technologies, Inc. (b)	1,925,000	44,352,000
Metal Ores - Gold/Silver 1.5%
Barrick Gold Corporation	1,850,000	42,013,500

18

STRONG OPPORTUNITY FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Metal Products - Fasteners 1.4%
Illinois Tool Works, Inc.	480,000	$40,276,800
Office - Equipment & Automation 0.7%
Canon, Inc. (JPY) (i)	430,000	20,414,030
Oil & Gas - Drilling 2.9%
ENSCO International, Inc.	1,515,000	41,162,550
GlobalSantaFe Corporation	1,680,000	41,714,400

		82,876,950
Oil & Gas - International Exploration & Production 1.6%
Unocal Corporation	1,245,000	45,853,350
Oil & Gas - International Integrated 1.6%
ConocoPhillips	680,000	44,587,600
Oil & Gas - Machinery/Equipment 1.7%
Weatherford International, Ltd. (b)	1,350,000	48,600,000
Oil & Gas - United States Exploration & Production 3.4%
Apache Corporation	670,000	54,337,000
Devon Energy Corporation	750,000	42,945,000

		97,282,000
Pollution Control - Services 1.4%
Waste Management, Inc.	1,400,000	41,440,000
Retail - Clothing/Shoes 4.4%
Abercrombie & Fitch Company Class A (b)	1,500,000	37,065,000
Nordstrom, Inc.	1,510,000	51,793,000
The TJX Companies, Inc.	1,644,200	36,254,610

		125,112,610
Retail - Major Discount Chains 1.4%
Target Corporation	1,055,000	40,512,000
Retail - Restaurants 1.5%
Brinker International, Inc. (b)	1,285,000	42,610,600
Retail - Super/Mini Markets 1.3%
Safeway, Inc. (b)	1,750,000	38,342,500
Retail/Wholesale - Office Supplies 1.3%
Staples, Inc. (b)	1,415,000	38,629,500
Telecommunications - Fiber Optics 1.4%
Corning, Inc. (b)	3,800,000	39,634,000
Telecommunications - Wireless Services 3.0%
Sprint Corporation - PCS Group (b)	7,440,000	41,812,800
United States Cellular Corporation (b)	1,210,000	42,955,000

		84,767,800
Transportation - Airline 0.9%
Northwest Airlines Corporation Class A (b)	1,945,000	24,545,900
Utility - Gas Distribution 1.3%
NiSource, Inc.	1,700,000	37,298,000

Total Common Stocks (Cost $2,097,057,597)		2,745,879,307

Preferred Stocks 0.2%
Media - Cable TV
News Corporation, Ltd. Sponsored ADR	230,185	6,963,096

Total Preferred Stocks (Cost $6,700,275)		6,963,096

Short-Term Investments (a) 6.2%
Collateral Received for Securities Lending (h) 2.6%
Navigator Prime Portfolio	75,370,735	$75,370,735
Repurchase Agreements 3.6%
ABN AMRO Inc. (Dated 12/31/03), 0.95%, Due 1/02/04 (Repurchase proceeds $96,905,114); Collateralized by: United States Government & Agency Issues (e)	$96,900,000	96,900,000
State Street Bank (Dated 12/31/03), 0.75%, Due 1/02/04 (Repurchase proceeds $4,485,787); Collateralized by: United States Government & Agency Issues (e)	4,485,600	4,485,600

		101,385,600

Total Short-Term Investments (Cost $176,756,335)		176,756,335

Total Investments in Securities (Cost $2,280,514,207) 102.8%		2,929,598,738
Other Assets and Liabilities, Net (2.8%)		(79,501,690)

Net Assets 100.0%		$2,850,097,048

WRITTEN OPTIONS ACTIVITY
	Contracts	Premiums
Options outstanding at beginning of year	666	$2,664,000
Options written during the year	5,191	6,356,558
Options closed	(3,332)	(7,894,870)
Options expired	(25)	(182,425)
Options exercised	(2,500)	(943,263)

Options outstanding at end of year	—	$—

CURRENCY ABBREVIATIONS
GBP	— British Pound
JPY	— Japanese Yen

LEGEND

(a)	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)	Non-income producing security.
(c)	All or a portion of security is pledged to cover margin requirements on open futures contracts.
(d)	Restricted security.
(e)	See Note 2(J) of Notes to Financial Statements.
(f)	All or a portion of security is when-issued.
(g)	Illiquid security.
(h)	See Note 2(K) of Notes to Financial Statements.
(i)	Security trades in foreign currency and is converted to U.S. dollars daily using current exchange rates.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements.

19

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2003

	(In Thousands, Except Per Share Amounts)

	Strong Balanced Fund	Strong Large Cap Core Fund
Assets:
Investments in Securities, at Value (Cost of $202,819 and $3,226, respectively)	$223,341	$4,052
Receivable for Securities Sold	445	—
Receivable for Fund Shares Sold	29	—
Dividends and Interest Receivable	943	4
Other Assets	29	5

Total Assets	224,787	4,061

Liabilities:
Payable for Securities Purchased	1,817	—
Payable for Fund Shares Redeemed	102	—
Payable Upon Return of Securities on Loan	13,815	—
Accrued Operating Expenses and Other Liabilities	98	7

Total Liabilities	15,832	7

Net Assets	$208,955	$4,054

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$221,876	$4,592
Undistributed Net Investment Income (Loss)	—	—
Undistributed Net Realized Gain (Loss)	(33,446)	(1,364)
Net Unrealized Appreciation (Depreciation)	20,525	826

Net Assets	$208,955	$4,054

Capital Shares Outstanding (Unlimited Number Authorized)	11,221	405
Net Asset Value Per Share	$18.62	$10.01

See Notes to Financial Statements.

20

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2003

(In Thousands, Except As Noted)

Strong Growth and Income Fund
Assets:
Investments in Securities, at Value (Cost of $ 581,237)	$760,578
Receivable for Securities Sold	2,584
Receivable for Fund Shares Sold	132
Dividends and Interest Receivable	908
Other Assets	48

Total Assets	764,250

Liabilities:
Payable for Securities Purchased	2,409
Payable for Fund Shares Redeemed	486
Payable Upon Return of Securities on Loan	6,058
Accrued Operating Expenses and Other Liabilities	309

Total Liabilities	9,262

Net Assets	$754,988

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$832,966
Undistributed Net Investment Income (Loss)	279
Undistributed Net Realized Gain (Loss)	(257,598)
Net Unrealized Appreciation (Depreciation)	179,341

Net Assets	$754,988

Investor Class ($ and shares in full)
Net Assets	$633,210,582
Capital Shares Outstanding (Unlimited Number Authorized)	32,175,742

Net Asset Value Per Share	$19.68

Institutional Class ($ and shares in full)
Net Assets	$83,589,343
Capital Shares Outstanding (Unlimited Number Authorized)	4,237,843

Net Asset Value Per Share	$19.72

Advisor Class ($ and shares in full)
Net Assets	$8,631,190
Capital Shares Outstanding (Unlimited Number Authorized)	440,991

Net Asset Value Per Share	$19.57

Class K ($ and shares in full)
Net Assets	$29,557,140
Capital Shares Outstanding (Unlimited Number Authorized)	1,514,119

Net Asset Value Per Share	$19.52

See Notes to Financial Statements.

21

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2003

(In Thousands, Except As Noted)

Strong Opportunity Fund
Assets:
Investments in Securities, at Value (Cost of $2,280,514)	$2,929,599
Receivable for Securities Sold	9,101
Receivable for Fund Shares Sold	356
Dividends and Interest Receivable	1,319
Other Assets	55

Total Assets	2,940,430

Liabilities:
Payable for Fund Shares Redeemed	14,073
Payable Upon Return of Securities on Loan	75,371
Accrued Operating Expenses and Other Liabilities	889

Total Liabilities	90,333

Net Assets	$2,850,097

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$2,660,379
Undistributed Net Investment Income (Loss)	—
Undistributed Net Realized Gain (Loss)	(459,367)
Net Unrealized Appreciation (Depreciation)	649,085

Net Assets	$2,850,097

Investor Class ($ and shares in full)
Net Assets	$2,709,451,985
Capital Shares Outstanding (Unlimited Number Authorized)	68,688,849

Net Asset Value Per Share	$39.45

Advisor Class ($ and shares in full)
Net Assets	$140,500,415
Capital Shares Outstanding (Unlimited Number Authorized)	3,608,588

Net Asset Value Per Share	$38.94

Class K ($ and shares in full)
Net Assets	$144,648
Capital Shares Outstanding (Unlimited Number Authorized)	3,655

Net Asset Value Per Share	$39.58

See Notes to Financial Statements.

22

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2003

	(In Thousands)

	Strong Balanced Fund	Strong Large Cap Core Fund
Income:
Dividends	$2,344	$65
Interest	2,760	1

Total Income	5,104	66

Expenses:
Investment Advisory Fees	1,201	30
Administrative Fees	651	12
Custodian Fees	59	1
Shareholder Servicing Costs	719	33
Reports to Shareholders	80	12
Professional Fees	50	11
Federal and State Registration Fees	27	15
Other	45	4

Total Expenses before Expense Offsets	2,832	118
Expense Offsets (Note 4)	(92)	(52)

Expenses, Net	2,740	66

Net Investment Income (Loss)	2,364	—

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	17,602	(336)
Written Options	(49)	—
Futures Contracts	(242)	—
Forward Foreign Currency Contracts	20	—
Swaps	10	—

Net Realized Gain (Loss)	17,341	(336)
Net Change in Unrealized Appreciation/(Depreciation) on:
Investments	15,130	1,205
Futures Contracts	98	—

Net Change in Unrealized Appreciation/Depreciation	15,228	1,205

Net Gain (Loss) on Investments	32,569	869

Net Increase (Decrease) in Net Assets Resulting from Operations	$34,933	$869

See Notes to Financial Statements.

23

STATEMENTS OF OPERATIONS (continued)

For the Year Ended December 31, 2003

(In Thousands)

Strong Growth and Income Fund
Income:
Dividends (net of foreign withholding taxes of $13)	$12,149
Interest	164

Total Income	12,313

Expenses (Note 4):
Investment Advisory Fees	4,154
Administrative Fees	2,035
Custodian Fees	55
Shareholder Servicing Costs	3,020
12b-1 Fees	22
Other	629

Total Expenses before Expense Offsets	9,915
Expense Offsets	(136)

Expenses, Net	9,779

Net Investment Income (Loss)	2,534

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	18,817
Written Options	(259)

Net Realized Gain (Loss)	18,558
Net Change in Unrealized Appreciation/Depreciation on Investments	142,318

Net Gain (Loss) on Investments	160,876

Net Increase (Decrease) in Net Assets Resulting from Operations	$163,410

See Notes to Financial Statements.

24

STATEMENTS OF OPERATIONS (continued)

For the Year Ended December 31, 2003

(In Thousands)

Strong Opportunity Fund
Income:
Dividends – Unaffiliated Issuers (net of foreign withholding taxes of $54)	$23,912
Dividends – Affiliated Issuers	917
Interest	2,359

Total Income	27,188

Expenses (Note 4):
Investment Advisory Fees	20,922
Administrative Fees	8,371
Custodian Fees	149
Shareholder Servicing Costs	8,203
12b-1 Fees	303
Other	1,831

Total Expenses before Expense Offsets	39,779
Expense Offsets	(421)

Expenses, Net	39,358

Net Investment Income (Loss)	(12,170)

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	(8,725)
Written Options	7,125
Foreign Currencies	2

Net Realized Gain (Loss)	(1,598)
Net Change in Unrealized Appreciation/Depreciation on:
Investments	910,433
Written Options	(1,858)

Net Change in Unrealized Appreciation/Depreciation	908,575

Net Gain (Loss) on Investments	906,977

Net Increase (Decrease) in Net Assets Resulting from Operations	$894,807

See Notes to Financial Statements.

25

STATEMENTS OF CHANGES IN NET ASSETS

	(In Thousands)

	Strong Balanced Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Operations:
Net Investment Income (Loss)	$2,364	$5,747
Net Realized Gain (Loss)	17,341	(26,054)
Net Change in Unrealized Appreciation/Depreciation	15,228	(14,413)

Net Increase (Decrease) in Net Assets Resulting from Operations	34,933	(34,720)
Distributions From Net Investment Income	(2,605)	(5,924)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(41,388)	(41,363)

Total Increase (Decrease) in Net Assets	(9,060)	(82,007)
Net Assets:
Beginning of Year	218,015	300,022

End of Year	$208,955	$218,015

Undistributed Net Investment Income (Loss)	$—	$27

	Strong Large Cap Core Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Operations:
Net Investment Income (Loss)	$—	$(44)
Net Realized Gain (Loss)	(336)	(802)
Net Change in Unrealized Appreciation/Depreciation	1,205	(652)

Net Increase (Decrease) in Net Assets Resulting from Operations	869	(1,498)
Distributions From Net Investment Income	—	—
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(1,086)	(670)

Total Increase (Decrease) in Net Assets	(217)	(2,168)
Net Assets:
Beginning of Year	4,271	6,439

End of Year	$4,054	$4,271

Undistributed Net Investment Income (Loss)	$—	$—

See Notes to Financial Statements.

26

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong Growth and Income Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Operations:
Net Investment Income (Loss)	$2,534	$1,193
Net Realized Gain (Loss)	18,558	(98,034)
Net Change in Unrealized Appreciation/Depreciation	142,318	(111,075)

Net Increase (Decrease) in Net Assets Resulting from Operations	163,410	(207,916)
Distributions:
From Net Investment Income:
Investor Class	(1,427)	(152)
Institutional Class	(858)	(851)
Advisor Class	(23)	(41)
Class K	(214)	(135)

Total Distributions	(2,522)	(1,179)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(84,622)	(58,649)

Total Increase (Decrease) in Net Assets	76,266	(267,744)
Net Assets:
Beginning of Year	678,722	946,466

End of Year	$754,988	$678,722

Undistributed Net Investment Income (Loss)	$279	$288

	Strong Opportunity Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Operations:
Net Investment Income (Loss)	$(12,170)	$(7,455)
Net Realized Gain (Loss)	(1,598)	(412,614)
Net Change in Unrealized Appreciation/Depreciation	908,575	(641,795)

Net Increase (Decrease) in Net Assets Resulting from Operations	894,807	(1,061,864)
Distributions From Net Investment Income	—	—
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(656,258)	(79,788)

Total Increase (Decrease) in Net Assets	238,549	(1,141,652)
Net Assets:
Beginning of Year	2,611,548	3,753,200

End of Year	$2,850,097	$2,611,548

Undistributed Net Investment Income (Loss)	$—	$—

See Notes to Financial Statements.

27

FINANCIAL HIGHLIGHTS

STRONG BALANCED FUND

	Year Ended
	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000(b)	Oct. 31, 2000	Oct. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$16.06	$18.84	$21.83	$24.77	$24.92	$21.14
Income From Investment Operations:
Net Investment Income (Loss)	0.19	0.40	0.58	0.12	0.82	0.71
Net Realized and Unrealized Gains (Losses) on Investments	2.58	(2.77)	(2.99)	(1.53)	0.61	3.75

Total from Investment Operations	2.77	(2.37)	(2.41)	(1.41)	1.43	4.46
Less Distributions:
From Net Investment Income	(0.21)	(0.41)	(0.58)	(0.20)	(0.83)	(0.68)
From Net Realized Gains	—	—	—	(1.33)	(0.75)	—

Total Distributions	(0.21)	(0.41)	(0.58)	(1.53)	(1.58)	(0.68)

Net Asset Value, End of Period	$18.62	$16.06	$18.84	$21.83	$24.77	$24.92

Ratios and Supplemental Data
Total Return	+17.4%	–12.7%	–11.0%	–5.6%	+5.7%	+21.3%
Net Assets, End of Period (In Millions)	$209	$218	$300	$347	$372	$344
Ratio of Expenses to Average Net Assets before Expense Offsets	1.3%	1.3%	1.2%	1.1%*	1.1%	1.1%
Ratio of Expenses to Average Net Assets	1.3%	1.3%	1.2%	1.1%*	1.1%	1.1%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.1%	2.3%	2.9%	3.3%*	3.2%	3.0%
Portfolio Turnover Rate	204.7%	225.5%	234.1%	45.1%	150.9%	64.7%

STRONG LARGE CAP CORE FUND

	Year Ended
	Dec. 31, 2003		Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$8.05		$11.01	$12.40	$13.85	$11.25
Income From Investment Operations:
Net Investment Income (Loss)	—		(0.08)	(0.10)	(0.09)	(0.11)
Net Realized and Unrealized Gains (Losses) on Investments	1.96		(2.88)	(1.29)	(1.19)	3.41

Total from Investment Operations	1.96		(2.96)	(1.39)	(1.28)	3.30
Less Distributions:
From Net Realized Gains	—		—	—	(0.17)	(0.70)

Total Distributions	—		—	—	(0.17)	(0.70)

Net Asset Value, End of Period	$10.01		$8.05	$11.01	$12.40	$13.85

Ratios and Supplemental Data
Total Return	+24.4%		–26.9%	–11.2%	–9.2%	+29.4%
Net Assets, End of Period (In Millions)	$4		$4	$6	$6	$5
Ratio of Expenses to Average Net Assets before Expense Offsets	3.0%		2.5%	2.7%	2.0%	2.0%
Ratio of Expenses to Average Net Assets	1.7%		1.8%	2.0%	2.0%	2.0%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.0	)%(c)	(0.9)%	(1.1)%	(0.8)%	(1.1)%
Portfolio Turnover Rate	105.5%		269.3%	196.4%	154.9%	178.4%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	In 2000, the Fund changed its fiscal year-end from October to December.
(c)	Amount calculated is less than 0.05%.

See Notes to Financial Statements.

28

FINANCIAL HIGHLIGHTS (continued)

STRONG GROWTH AND INCOME FUND — INVESTOR CLASS

	Year Ended
	Dec. 31, 2003	Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(b)		Oct. 31, 2000	Oct. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$15.85	$20.28		$25.37	$28.34		$25.26	$18.73
Income From Investment Operations:
Net Investment Income (Loss)	0.04 (d)	0.02		(0.02)	(0.00	)(c)	(0.09)	(0.03)
Net Realized and Unrealized Gains (Losses) on Investments	3.83	(4.45)		(5.07)	(2.65)		3.19	6.56

Total from Investment Operations	3.87	(4.43)		(5.09)	(2.65)		3.10	6.53
Less Distributions:
From Net Investment Income	(0.04)	(0.00	)(c)	—	—		—	(0.00	)(c)
From Net Realized Gains	—	—		—	(0.32)		(0.02)	—

Total Distributions	(0.04)	(0.00	)(c)	—	(0.32)		(0.02)	(0.00	)(c)

Net Asset Value, End of Period	$19.68	$15.85		$20.28	$25.37		$28.34	$25.26

Ratios and Supplemental Data
Total Return	+24.4%	–21.8%		–20.1%	–9.3%		+12.3%	+34.9%
Net Assets, End of Period (In Millions)	$633	$582		$886	$1,109		$1,228	$861
Ratio of Expenses to Average Net Assets before Expense Offsets	1.4%	1.4%		1.3%	1.1	%*	1.1%	1.1%
Ratio of Expenses to Average Net Assets	1.4%	1.4%		1.3%	1.1	%*	1.1%	1.1%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.2%	0.1%		(0.1)%	(0.0	)%(c)*	(0.4)%	(0.1)%
Portfolio Turnover Rate(e)	199.4%	187.8%		171.9%	23.3%		122.0%	52.3%

STRONG GROWTH AND INCOME FUND — INSTITUTIONAL CLASS

	Year Ended
	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000(b)		Oct. 31, 2000(f)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$15.92	$20.49	$25.46	$28.41		$29.15
Income From Investment Operations:
Net Investment Income (Loss)	0.16 (d)	0.15	0.08	(0.00	)(c)	0.01
Net Realized and Unrealized Gains (Losses) on Investments	3.83	(4.49)	(5.05)	(2.63)		(0.75)

Total from Investment Operations	3.99	(4.34)	(4.97)	(2.63)		(0.74)
Less Distributions:
From Net Investment Income	(0.19)	(0.23)	—	—		—
From Net Realized Gains	—	—	—	(0.32)		—

Total Distributions	(0.19)	(0.23)	—	(0.32)		—

Net Asset Value, End of Period	$19.72	$15.92	$20.49	$25.46		$28.41

Ratios and Supplemental Data
Total Return	+25.3%	–21.2%	–19.5%	–9.2%		–2.5%
Net Assets, End of Period (In Millions)	$84	$67	$47	$31		$1
Ratio of Expenses to Average Net Assets before Expense Offsets	0.7%	0.7%	0.6%	0.6	%*	0.6%*
Ratio of Expenses to Average Net Assets	0.7%	0.7%	0.6%	0.6	%*	0.6%*
Ratio of Net Investment Income (Loss) to Average Net Assets	0.9%	0.9%	0.6%	0.1	%*	0.1%*
Portfolio Turnover Rate(e)	199.4%	187.8%	171.9%	23.3%		122.0%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	In 2000, the Fund changed its fiscal year-end from October to December.
(c)	Amount calculated is less than $0.005 or 0.05%.
(d)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(e)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)	For the period from February 29, 2000 (commencement of class) to October 31, 2000.

See Notes to Financial Statements.

29

FINANCIAL HIGHLIGHTS (continued)

STRONG GROWTH AND INCOME FUND — ADVISOR CLASS

	Year Ended
	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000(b)		Oct. 31, 2000(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$15.77	$20.20	$25.32	$28.29		$29.15
Income From Investment Operations:
Net Investment Income (Loss)	0.05 (d)	0.04	(0.04)	(0.00	)(e)	(0.05)
Net Realized and Unrealized Gains (Losses) on Investments	3.80	(4.41)	(5.08)	(2.65)		(0.81)

Total from Investment Operations	3.85	(4.37)	(5.12)	(2.65)		(0.86)
Less Distributions:
From Net Investment Income	(0.05)	(0.06)	—	—		—
From Net Realized Gains	—	—	—	(0.32)		—

Total Distributions	(0.05)	(0.06)	—	(0.32)		—

Net Asset Value, End of Period	$19.57	$15.77	$20.20	$25.32		$28.29

Ratios and Supplemental Data
Total Return	+24.4%	–21.7%	–20.2%	–9.4%		–3.0%
Net Assets, End of Period (In Millions)	$9	$10	$14	$5		$0 (g)
Ratio of Expenses to Average Net Assets before Expense Offsets	1.4%	1.3%	1.5%	1.3	%*	1.3%*
Ratio of Expenses to Average Net Assets	1.3%	1.3%	1.5%	1.3	%*	1.3%*
Ratio of Net Investment Income (Loss) to Average Net Assets	0.3%	0.2%	(0.3)%	(0.2	)%*	(0.7)%*
Portfolio Turnover Rate(f)	199.4%	187.8%	171.9%	23.3%		122.0%

STRONG GROWTH AND INCOME FUND — CLASS K

	Year Ended
	Dec. 31, 2003	Dec. 31, 2002
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$15.75	$20.28
Income From Investment Operations:
Net Investment Income (Loss)	0.11 (d)	0.11
Net Realized and Unrealized Gains (Losses) on Investments	3.79	(4.46)

Total from Investment Operations	3.90	(4.35)
Less Distributions:
From Net Investment Income	(0.13)	(0.18)

Total Distributions	(0.13)	(0.18)

Net Asset Value, End of Period	$19.52	$15.75

Ratios and Supplemental Data
Total Return	+24.9%	–21.5%
Net Assets, End of Period (In Millions)	$30	$19
Ratio of Expenses to Average Net Assets before Expense Offsets	1.1%	1.1%
Ratio of Expenses to Average Net Assets	1.0%	1.0%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.6%	0.7%
Portfolio Turnover Rate(f)	199.4%	187.8%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	In 2000, the Fund changed its fiscal year-end from October to December.
(c)	For the period from February 29, 2000 (commencement of class) to October 31, 2000.
(d)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(e)	Amount calculated is less than $0.005.
(f)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g)	Amount is less than $500,000.

See Notes to Financial Statements.

30

FINANCIAL HIGHLIGHTS (continued)

STRONG OPPORTUNITY FUND — INVESTOR CLASS

	Year Ended
	Dec. 31, 2003		Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$28.70		$39.29	$42.35	$44.69	$38.62
Income From Investment Operations:
Net Investment Income (Loss)	(0.14	)(c)	(0.08)	0.07	0.17	0.08
Net Realized and Unrealized Gains (Losses) on Investments	10.89		(10.51)	(2.11)	3.30	12.42

Total from Investment Operations	10.75		(10.59)	(2.04)	3.47	12.50
Less Distributions:
From Net Investment Income	—		—	(0.07)	(0.17)	(0.08)
From Net Realized Gains	—		—	(0.95)	(5.64)	(6.35)

Total Distributions	—		—	(1.02)	(5.81)	(6.43)

Net Asset Value, End of Period	$39.45		$28.70	$39.29	$42.35	$44.69

Ratios and Supplemental Data
Total Return	+37.5%		–27.0%	–4.8%	+8.6%	+33.4%
Net Assets, End of Period (In Millions)	$2,709		$2,507	$3,664	$3,337	$2,537
Ratio of Expenses to Average Net Assets before Expense Offsets	1.4%		1.4%	1.3%	1.2%	1.2%
Ratio of Expenses to Average Net Assets	1.4%		1.4%	1.3%	1.2%	1.2%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.4)%		(0.2)%	0.2%	0.5%	0.2%
Portfolio Turnover Rate(d)	60.2%		70.9%	87.8%	86.5%	80.8%

STRONG OPPORTUNITY FUND — ADVISOR CLASS

	Year Ended
	Dec. 31, 2003		Dec. 31, 2002	Dec. 31, 2001		Dec. 31, 2000(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$28.37		$38.92	$42.10		$43.16
Income From Investment Operations:
Net Investment Income (Loss)	(0.19	)(c)	(0.11)	(0.06	)(c)	0.03
Net Realized and Unrealized Gains (Losses) on Investments	10.76		(10.44)	(2.08)		4.83

Total from Investment Operations	10.57		(10.55)	(2.14)		4.86
Less Distributions:
From Net Investment Income	—		—	(0.09)		(0.28)
From Net Realized Gains	—		—	(0.95)		(5.64)

Total Distributions	—		—	(1.04)		(5.92)

Net Asset Value, End of Period	$38.94		$28.37	$38.92		$42.10

Ratios and Supplemental Data
Total Return	+37.3%		–27.1%	–5.1%		+12.1%
Net Assets, End of Period (In Millions)	$141		$104	$89		$3
Ratio of Expenses to Average Net Assets before Expense Offsets	1.6%		1.6%	1.7%		1.6%*
Ratio of Expenses to Average Net Assets	1.6%		1.6%	1.7%		1.6%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.6)%		(0.4)%	(0.3)%		0.1%*
Portfolio Turnover Rate(d)	60.2%		70.9%	87.8%		86.5%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from February 24, 2000 (commencement of class) to December 31, 2000.
(c)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the year.
(d)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

31

FINANCIAL HIGHLIGHTS (continued)

STRONG OPPORTUNITY FUND — CLASS K

	Year Ended
	Dec. 31, 2003		Dec. 31 2002(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$28.73		$29.48
Income From Investment Operations:
Net Investment Income (Loss)	(0.06	)(c)	0.02
Net Realized and Unrealized Gains (Losses) on Investments	10.91		(0.77)

Total from Investment Operations	10.85		(0.75)
Less Distributions:
From Net Investment Income	—		—

Total Distributions	—		—

Net Asset Value, End of Period	$39.58		$28.73

Ratios and Supplemental Data
Total Return	+37.8%		–2.5%
Net Assets, End of Period (In Millions)	$0	(d)	$1
Ratio of Expenses to Average Net Assets before Expense Offsets	1.6%		1.2%*
Ratio of Expenses to Average Net Assets	1.2%		1.2%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.2)%		0.2%*
Portfolio Turnover Rate(e)	60.2%		70.9%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from August 30, 2002 (commencement of class) to December 31, 2002.
(c)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the year.
(d)	Amount is less than $500,000.
(e)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

32

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

1.	Organization

The accompanying financial statements represent the following Strong Core Funds (the “Funds”), each with its own investment objectives and policies:

•	Strong Balanced Fund (a series fund of Strong Balanced Fund, Inc.)

•	Strong Large Cap Core Fund (a series fund of Strong Equity Funds, Inc.)

•	Strong Growth and Income Fund (a series fund of Strong Conservative Equity Funds, Inc.)

•	Strong Opportunity Fund (a series fund of Strong Opportunity Fund, Inc.)

Each Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”).

Strong Balanced Fund and Strong Large Cap Core Fund offer Investor Class shares. Strong Growth and Income Fund offers Investor Class, Institutional Class, Advisor Class and Class K shares. Strong Opportunity Fund offers Investor Class, Advisor Class and Class K shares. All classes of shares differ principally in their respective administration, transfer agent and distribution expenses and sales charges, if any. All classes of shares have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

Investor Class shares are available to the general public, Institutional Class shares are available to investors that meet certain higher investment minimums, Advisor Class shares are available only through financial professionals and Class K shares are primarily available through retirement plans.

Effective August 30, 2002, Strong Opportunity Fund issued an additional class of shares: Class K Shares.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

(A)	Security Valuation — Securities of the Funds traded on a national securities exchange are valued each business day at the last sales price. Securities traded on the NASDAQ Stock Market are valued each business day using the NASDAQ Official Closing Price (“NOCP”). Exchange-traded securities for which there were no transactions and NASDAQ-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Debt securities of the Funds are generally valued each business day at the last sales price or the mean of the bid and asked prices when no last sales price is available, or are valued through a commercial pricing service that utilizes matrix pricing and/or pricing models to determine market values for normal institutional-sized trading units of debt securities and non-rated or thinly traded securities when their pricing models are believed to more accurately reflect the fair market value for such securities. Securities for which market quotations are not readily available are fair valued as determined in good faith under the general supervision of the Board of Directors. Some of the Fund’s portfolio securities may be listed on foreign exchanges that close before the U.S. markets and that trade on days when the U.S. markets are closed. As a result, management, under the supervision of the Strong Funds’ Board of Directors, will consider significant events affecting foreign securities and the movements of the domestic markets that occur after the close of the foreign markets and before the time a Fund’s net asset value (“NAV”) is calculated in valuing such foreign securities. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

The Funds may own certain securities that are restricted as to resale. Restricted securities include Section 4(2) commercial paper, securities issued in a private placement, or securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Restricted securities may be determined to be liquid or illiquid. Securities are deemed illiquid based upon guidelines established by the Funds’ Board of Directors. Illiquid securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions and the issuer’s financial performance. The Funds held no restricted and illiquid securities at December 31, 2003.

(B)	Federal Income and Excise Taxes and Distributions to Shareholders — The Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

Undistributed income or net realized gains for financial statement purposes may differ from what is determined for federal income tax purposes due to differences in the timing, recognition and characterization of income, and expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

33

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2003

Strong Balanced Fund and Strong Growth and Income Fund generally pay dividends from net investment income quarterly and distribute net realized capital gains, if any, at least annually. Strong Large Cap Core Fund and Strong Opportunity Fund generally pay dividends from net investment income and distribute net realized capital gains, if any, at least annually.

(C)	Realized Gains and Losses on Investment Transactions — Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

(D)	Certain Investment Risks — The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds’ investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities’ prices, foreign currencies or interest rates. The use of these instruments involves certain risks, including the possibility that the value of the underlying assets or indices fluctuate, the derivative becomes illiquid, imperfect correlation exists between the value of the derivative and the underlying assets or indices, or that the counterparty fails to perform its obligations when due.

Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency rate fluctuations, political and economic instability, different financial reporting standards and taxes, less liquidity, less strict regulation of securities markets and smaller markets with lower trading volume.

(E)	Futures — Upon entering into a futures contract, the Funds deposit in a segregated account with their custodian, in the name of the broker, cash and/or other liquid investments equal to the minimum “initial margin” requirements of the exchange. Each Fund designates liquid securities as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin” and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(F)	Options — The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted daily to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, the Funds realize a gain or loss and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the written option, although any potential loss during the period would be reduced by the amount of the option premium received by the Funds. Each Fund designates liquid securities as collateral on open written options contracts.

(G)	Foreign Currency Conversion — Securities and other assets and liabilities initially expressed in foreign currencies are converted daily into U.S. dollars based upon current exchange rates. Purchases and sales of foreign securities and foreign income are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

(H)	Forward Foreign Currency Exchange Contracts — Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(I)	Short Positions — The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Changes between the amount of the liability and the current market value of the short positions are recorded as unrealized gains or losses. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. If the Funds sell securities short while also holding the long position in the security, they may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If the Funds sell securities short when not holding the long position in the security, they will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced.

(J)	Repurchase Agreements — The Funds may enter into repurchase agreements with institutions that the Funds’ investment advisor, Strong Capital Management, Inc. (“Strong” or the “Advisor”) has determined are creditworthy. Each repurchase transaction is recorded at cost, which approximates fair value. The Funds require that the collateral,

34

represented by cash and/or securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account under the control of the Fund’s custodial bank in a manner sufficient to enable the Funds to liquidate those securities in the event of a default of the counterparty. On a daily basis, the Fund’s custodial bank monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

(K)	Securities Lending — The Funds have entered into a Securities Lending Agreement (the “Agreement”) with Deutsche Bank, which was subsequently acquired by State Street Bank and Trust Company. Under the terms of the Agreement, the Funds may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash and cash equivalents equal to at least 102% of the market value of the aggregate loaned securities, plus accrued interest, and the collateral is marked-to-market daily. Cash collateral received is invested in repurchase agreements, investment funds, government obligations and/or bank obligations.

At December 31, 2003, Strong Balanced Fund, Strong Growth and Income Fund and Strong Opportunity Fund had securities with a market value of $13,541,515, $5,917,007 and $73,731,801, respectively, on loan and had received $13,814,710, $6,058,366 and $75,370,735, respectively, in collateral (both are included within Investments in the Statements of Assets and Liabilities). Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Interest Income in the Statements of Operations. For the year ended December 31, 2003, the securities lending income totaled $15,924, $45,884 and $153,700 for Strong Balanced Fund, Strong Growth and Income Fund and Strong Opportunity Fund, respectively.

The three primary risks associated with securities lending are: a borrower defaulting on its obligation to return the securities loaned resulting in a shortfall on the posted collateral; a principal loss arising from the lending agent’s investment of cash collateral; and the inability of the lending Fund to recall a security in time to exercise valuable voting rights or sell the security. In each case, the lending agent has indemnified the Funds for these types of losses.

(L)	Directed Brokerage — The Funds direct certain portfolio trades to brokers who, in turn, pay a portion of the Funds’ expenses not attributable to the Advisor or its affiliates. Such amounts are included in Expense Offsets reported in the Funds’ Statements of Operations and in Note 4.

(M)	Earnings Credit Arrangements — Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian’s fees incurred by the Funds and are included in Expense Offsets reported in the Funds’ Statements of Operations and in Note 4.

(N)	Expenses — The Funds and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

(O)	Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

(P)	Other — Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative shares outstanding.

3.	Related Party Transactions

The Advisor provides investment advisory and related services to the Funds. Strong Investor Services, Inc. (the “Administrator”), an affiliate of the Advisor, provides administrative, transfer agent and related services to the Funds. Certain officers and, until December 2, 2003, certain directors of the Funds are or were affiliated with the Advisor and the

35

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2003

Administrator. Investment advisory and administration fees, which are established by terms of the advisory and administration agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

			Administrative Fees
	Advisory Fees		Investor Class	Institutional Class	Advisor Class	Class K
Strong Balanced Fund	0.60	%(1)	0.30%	*	*	*
Strong Large Cap Core Fund	0.75	%(2)	0.30%	*	*	*
Strong Growth and Income Fund	0.55%		0.30%	0.02%	0.30%	0.25%
Strong Opportunity Fund	0.75	%(2)	0.30%	*	0.30%	0.25%

*	Does not offer Share class.
(1)	The Investment Advisory fees are 0.60% for the first $35 million assets and 0.55% for assets above $35 million.
(2)	The Investment Advisory fees are 0.75% for assets under $4 billion, 0.725% for the next $2 billion assets, and 0.70% for assets $6 billion and above.

The Funds’ Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. The Advisor and/or Administrator has contractually agreed to waive its fees and/or absorb expenses until May 1, 2004 for Strong Large Cap Core Fund, Strong Growth and Income Fund Class K, and Strong Opportunity Fund Class K to keep Total Annual Operating Expenses at no more than 2.00%, 0.99% and 1.20%, respectively. Transfer agent and related service fees for the Investor Class shares are paid at a rate of $27.00 for each open shareholder account and $4.20 for each closed shareholder account. Transfer agent and related service fees for the Institutional Class, Advisor Class and Class K shares are paid at an annual rate of 0.015%, 0.20% and 0.20%, respectively, of the average daily net assets of each respective class. Transfer agent fees are recorded in Shareholder Servicing Costs in the Funds’ Statements of Operations. The Administrator also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Class’ level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Funds by the Administrator, if any, are included in Other Expenses in the Funds’ Statements of Operations. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the transfer agent expenses incurred by the Funds and are included in Expense Offsets in the Funds’ Statements of Operations and in Note 4. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

Strong Growth and Income Fund and Strong Opportunity Fund have adopted a Rule 12b-1 distribution and service plan under the 1940 Act on behalf of each of the Fund’s Advisor Class shares. Under the plan, Strong Investments, Inc. (the “Distributor,” and an affiliate of the Advisor) is paid an annual rate of 0.25% of the average daily net assets of the Advisor Class shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund’s Advisor Class shares. See Note 4.

The Funds may invest cash in money market funds managed by the Advisor, subject to certain limitations.

Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the year ended December 31, 2003 is as follows:

	Payable to/ (Receivable from) Advisor or Administrator at Dec. 31, 2003	Shareholder Servicing and Other Related Expenses Paid to Administrator	Transfer Agency Banking Charges/(Credits)	Unaffiliated Directors’ Fees
Strong Balanced Fund	$68,986	$721,153	$10,442	$5,422
Strong Large Cap Core Fund	3,258	33,136	459	824
Strong Growth and Income Fund	249,765	3,023,016	36,063	18,104
Strong Opportunity Fund	711,451	8,215,020	61,028	70,740

4.	Expenses and Expense Offsets

For the year ended December 31, 2003, the class specific expenses are as follows:

	Administrative Fees	Shareholder Servicing Costs	Reports to Shareholders	12b-1 Fees	Other
Strong Growth and Income Fund
Investor Class	$1,921,728	$2,933,297	$291,292	$—	$30,562
Institutional Class	15,445	11,708	45,877	—	5,601
Advisor Class	26,993	18,035	71	22,495	1,132
Class K	71,110	56,860	3,025	—	1,882
Strong Opportunity Fund
Investor Class	8,005,978	7,958,418	974,723	—	69,747
Advisor Class	363,721	243,049	34,898	303,101	3,243
Class K	1,638	1,315	1,802	—	276

36

For the year ended December 31, 2003, the expense offsets are as follows:

	Expense Waivers and Absorptions	Transfer Agency Banking Credits	Directed Brokerage Credits	Earnings Credits
Strong Balanced Fund	$(13,479)	$—	$(78,258)	$(339)
Strong Large Cap Core Fund	(41,055)	—	(10,794)	(1)
Strong Growth and Income Fund
Investor Class	(6,962)	—	—	—
Institutional Class	(1)	—	—	—
Advisor Class	(9)	—	—	—
Class K	(17,537)	—	—	—
Fund Level	(40,289)	—	(70,608)	(1,066)
Strong Opportunity Fund
Investor Class	(3,125)	—	—	—
Advisor Class	(331)	—	—	—
Class K	(2,250)	—	—	—
Fund Level	(163,897)	—	(248,075)	(2,864)

5.	Line of Credit

The Strong Funds have established a line of credit agreement (“LOC”) with certain financial institutions, which expires October 8, 2004, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund’s total assets or any explicit borrowing limits in the Funds’ registration statement. The principal amount of each borrowing under the LOC is due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds based on their net asset values. Strong Opportunity Fund had no borrowings under the LOC during the year. Strong Balanced Fund, Strong Large Cap Core Fund and Strong Growth and Income Fund had minimal borrowings under the LOC during the year. There were no outstanding borrowings by the Funds under the LOC at year end.

6.	Investment Transactions

The aggregate purchases and sales of shares of long-term securities during the year ended December 31, 2003 are as follows:

	Purchases		Sales
	U.S. Government and Agency	Other	U.S. Government and Agency	Other
Strong Balanced Fund	$93,722,564	$335,662,153	$107,365,406	$369,094,919
Strong Large Cap Core Fund	—	4,027,583	—	5,033,093
Strong Growth and Income Fund	—	1,477,332,910	—	1,545,264,481
Strong Opportunity Fund	—	1,499,685,075	—	1,917,927,133

7.	Income Tax Information

The following information for the Funds is presented on an income tax basis as of December 31, 2003:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) on Investments	Distributable Ordinary Income	Distributable Long-Term Capital Gains
Strong Balanced Fund	$206,995,601	$17,610,898	$(1,265,880)	$16,345,018	$—	$—
Strong Large Cap Core Fund	3,270,180	789,752	(7,776)	781,976	—	—
Strong Growth and Income Fund	608,195,046	152,791,850	(408,585)	152,383,265	279,088	—
Strong Opportunity Fund	2,328,155,891	716,757,999	(115,315,152)	601,442,847	—	—

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

37

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2003

The tax components of dividends paid during the years ended December 31, 2003 and 2002 and capital loss carryovers (expiring in varying amounts through 2011) as of December 31, 2003, and tax basis post-October losses as of December 31, 2003, which are not recognized for tax purposes until the first day of the following fiscal year, are:

	2003 Income Tax Information				2002 Income Tax Information
	Ordinary Income Distributions	Long-Term Capital Gains Distributions	Net Capital Loss Carryovers	Post-October Losses	Ordinary Income Distributions	Long-Term Capital Gains Distributions
Strong Balanced Fund	$2,604,962	$—	$29,339,420	$—	$5,923,951	$—
Strong Large Cap Core Fund	—	—	1,312,542	7,748	—	—
Strong Growth and Income Fund	2,522,045	—	230,888,105	—	1,179,224	—
Strong Opportunity Fund	—	—	411,725,530	—	—	—

For corporate shareholders in the Funds, the percentages of ordinary dividend income distributed for the year ended December 31, 2003, which is designated as qualifying for the dividends-received deduction, is as follows (unaudited): Strong Balanced Fund 78.1%, Strong Large Cap Core Fund 0.0%, Strong Growth and Income Fund 100.0% and Strong Opportunity Fund 0.0%.

For shareholders in the Funds, the percentages of dividend income distributed for the year ended December 31, 2003, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is as follows (unaudited): Strong Balanced Fund 81.0%, Strong Large Cap Core Fund 0.0%, Strong Growth and Income Fund 89.0% and Strong Opportunity Fund 0.0%.

Strong Balanced Fund and Growth and Income Fund utilized $13,605,851 and $4,708,050, respectively, of their capital loss carryovers during the year ended December 31, 2003.

38

8.	Capital Share Transactions

	Strong Balanced Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Capital Share Transactions of the Fund Were as Follows:
Proceeds from Shares Sold	$32,626,685	$36,653,666
Transfer in from Merger (Note 10)	5,544,540	—
Proceeds from Reinvestment of Distributions	2,514,411	5,692,987
Payment for Shares Redeemed	(82,073,813)	(83,709,183)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(41,388,177)	$(41,362,530)

Transactions in Shares of the Fund Were as Follows:
Sold	1,911,180	2,180,533
Transfer in from Merger (Note 10)	348,494	—
Issued in Reinvestment of Distributions	144,599	335,854
Redeemed	(4,758,107)	(4,869,245)

Net Increase (Decrease) in Shares of the Fund	(2,353,834)	(2,352,858)

	Strong Large Cap Core Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Capital Share Transactions of the Fund Were as Follows:
Proceeds from Shares Sold	$938,346	$3,123,078
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(2,023,881)	(3,793,251)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(1,085,535)	$(670,173)

Transactions in Shares of the Fund Were as Follows:
Sold	107,906	329,343
Issued in Reinvestment of Distributions	—	—
Redeemed	(233,342)	(383,490)

Net Increase (Decrease) in Shares of the Fund	(125,436)	(54,147)

39

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2003

	Strong Growth and Income Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$203,112,596	$176,912,236
Proceeds from Reinvestment of Distributions	1,392,195	144,293
Payment for Shares Redeemed	(289,307,195)	(291,757,275)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(84,802,404)	(114,700,746)

INSTITUTIONAL CLASS
Proceeds from Shares Sold	16,100,601	47,671,257
Proceeds from Reinvestment of Distributions	705,353	738,863
Payment for Shares Redeemed	(17,235,352)	(12,626,944)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(429,398)	35,783,176

ADVISOR CLASS
Proceeds from Shares Sold	1,932,654	4,128,654
Proceeds from Reinvestment of Distributions	23,212	40,781
Payment for Shares Redeemed	(5,560,191)	(4,218,214)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(3,604,325)	(48,779)

CLASS K
Proceeds from Shares Sold	15,545,119	28,072,848
Proceeds from Reinvestment of Distributions	114,699	36,058
Payment for Shares Redeemed	(11,445,984)	(7,791,644)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	4,213,834	20,317,262

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(84,622,293)	$(58,649,087)

40

	Strong Growth and Income Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Transactions in Shares of Each Class of the Fund Were as Follows:

INVESTOR CLASS
Sold	11,952,254	9,673,213
Issued in Reinvestment of Distributions	79,360	7,113
Redeemed	(16,571,248)	(16,654,781)

Net Increase (Decrease) in Shares	(4,539,634)	(6,974,455)

INSTITUTIONAL CLASS
Sold	939,263	2,589,549
Issued in Reinvestment of Distributions	40,748	44,775
Redeemed	(951,684)	(698,482)

Net Increase (Decrease) in Shares	28,327	1,935,842

ADVISOR CLASS
Sold	115,023	221,371
Issued in Reinvestment of Distributions	1,344	2,416
Redeemed	(331,631)	(251,851)

Net Increase (Decrease) in Shares	(215,264)	(28,064)

CLASS K
Sold	926,705	1,706,654
Issued in Reinvestment of Distributions	6,709	2,288
Redeemed	(643,521)	(484,716)

Net Increase (Decrease) in Shares	289,893	1,224,226

41

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2003

	Strong Opportunity Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
		(Note 1)
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$531,529,373	$847,954,312
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(1,184,570,695)	(978,526,180)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(653,041,322)	(130,571,868)

ADVISOR CLASS
Proceeds from Shares Sold	38,084,933	75,008,142
Proceeds from Reinvestment of Distributions	—	269
Payment for Shares Redeemed	(40,603,841)	(24,817,162)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(2,518,908)	50,191,249

CLASS K
Proceeds from Shares Sold	198,407	609,224
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(896,534)	(16,832)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(698,127)	592,392

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(656,258,357)	$(79,788,227)

Transactions in Shares of Each Class of the Fund Were as Follows:

INVESTOR CLASS
Sold	16,208,728	24,676,904
Issued in Reinvestment of Distributions	—	—
Redeemed	(34,871,478)	(30,589,586)

Net Increase (Decrease) in Shares	(18,662,750)	(5,912,682)

ADVISOR CLASS
Sold	1,179,895	2,175,502
Issued in Reinvestment of Distributions	—	7
Redeemed	(1,234,407)	(802,712)

Net Increase (Decrease) in Shares	(54,512)	1,372,797

CLASS K
Sold	6,374	22,659
Issued in Reinvestment of Distributions	—	—
Redeemed	(24,791)	(587)

Net Increase (Decrease) in Shares	(18,417)	22,072

42

9.	Investments in Affiliates

Affiliated issuers, as defined under the 1940 Act, include any Fund of the Strong Funds and any issuer in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of transactions in the securities of these issuers for the year ended December 31, 2003 is as follows:

	Balance of Shares Held Jan. 1, 2003	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held Dec. 31, 2003	Value Dec. 31, 2003	Investment Income Jan. 1, 2003 - Dec. 31, 2003
Strong Opportunity Fund
Strong Heritage Money Fund – Institutional Class	177,000,000	—	(177,000,000)	—	$—	$917,019

10.	Acquisition Information

Effective March 28, 2003, Strong Balanced Fund acquired, through a non-taxable exchange, substantially all of the net assets of Strong Balanced Asset Fund. Strong Balanced Fund issued 348,494 shares (valued at $5,544,540) for the outstanding shares of Strong Balanced Asset Fund at March 28, 2003. The aggregate net assets of Strong Balanced Fund and Strong Balanced Asset Fund immediately before the acquisition were $208,384,213 and $5,544,540, respectively. The combined net assets of Strong Balanced Fund immediately after the acquisition were $213,928,753. The net assets of Strong Balanced Asset Fund included net unrealized depreciation on investments of $503,735 and accumulated net realized losses of $731,189. Subject to IRS regulations, Strong Balanced Fund may use $709,865 of capital loss carryovers from Strong Balanced Asset Fund. Strong Balanced Fund results of operations shown herein, do not include the results of operations for Strong Balanced Asset Fund prior to March 28, 2003.

11.	Special Meeting of Shareholders of Strong Large Cap Core Fund

On August 1, 2003, Strong Large Cap Core Fund’s and Strong Growth and Income Fund’s Board of Directors approved the reorganization of Strong Large Cap Core Fund into Strong Growth and Income Fund, subject to shareholder approval at a meeting scheduled for October 31, 2003, which was adjourned. A new meeting date has not been set. Effective after the close of the market on August 22, 2003, Strong Large Cap Core Fund was closed to new investors. Effective January 30, 2004, Strong Large Cap Core Fund was reopened to new investors.

12.	Legal Proceedings

The United States Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”), the Wisconsin Attorney General (“WAG”), and the Wisconsin Department of Financial Institutions (“WDFI”) are investigating active trading of the Strong Funds by employees of Strong, including Richard S. Strong, former employee and Chairman of Strong. The Independent Directors of the Strong Funds are also investigating these matters, with the assistance of counsel and an independent consulting firm. Fund expenses related to the investigation are reimbursed by Strong. The Independent Directors intend to obtain appropriate redress if they determine that the Strong Funds were harmed. In addition, Strong has received a subpoena from the West Virginia Attorney General (“WVAG”) requesting documents, if any, related to market timing and late trading practices. Effective November 2, 2003, the Independent Directors accepted Mr. Strong’s resignation as Chairman of the Strong Funds’ Boards. Effective December 2, 2003, Mr. Strong resigned as Director of the Strong Funds’ Boards, as Chairman, Chief Investment Officer and Director of Strong, and as Chairman and Director of Strong Financial Corporation, and its affiliates.

Strong is aware of a complaint filed and simultaneously settled on September 3, 2003 (the “Complaint”), by NYAG on behalf of the State of New York, against Canary Capital Partners, LLC, et al. (collectively, “Canary”), which alleges that Canary engaged in certain improper trading practices characterized as “late-day trading” and “market timing” with various mutual funds. Strong and certain Strong Funds are referenced, although not named as parties in the Complaint, with respect to the market timing allegations. On September 5, 2003, the SEC began an inquiry based on matters related to, and set forth in, the Complaint. On September 24, 2003, the WDFI asked that certain information and documents be provided related to the matters referenced in the Complaint.

Strong is currently cooperating with the NYAG, the SEC, the WAG, the WDFI, and the WVAG with respect to their separate inquires into these matters. On September 26, 2003, Strong announced its commitment to make appropriate reimbursement if it is determined that the transactions set forth in the Complaint adversely affected investors in the Strong Funds referenced in the Complaint. On October 30, 2003, Mr. Strong announced that he has committed to personally compensate the Strong Funds for any financial losses they may have experienced as a result of his transactions.

43

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2003

As of the date of this Report, Strong is aware of multiple shareholder class and derivative actions (“Actions”) filed since September 4, 2003, with respect to the factual matters referenced in the Complaint naming, among others, Strong, Strong Funds, Strong affiliates, and certain of their officers and directors as defendants. These Actions have been filed in the following federal and state courts: U.S. District Court for the Southern District of New York; U.S. District Court, District of New Jersey; U.S. District Court, Eastern District of Wisconsin, Milwaukee Division; U.S. District Court, Western District of Wisconsin; Superior Court of New Jersey Law Division of Hudson; State of Wisconsin Circuit Court, Milwaukee County; State of Wisconsin Circuit Court, Waukesha County; Supreme Court of the State of New York; Superior Court of the State of California, County of Los Angeles; and U.S. District Court, District of Connecticut. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds’ prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs’ attorneys’ fees and experts’ fees, and/or replacement of the Board of Directors of the Strong Funds. Additional lawsuits may be filed in the same or other venues presenting allegations and demands for relief. Strong expects that any such lawsuits would contain allegations including the matters discussed here and that the demands for relief would not materially differ from those described above. Based on available information, Strong and the Strong Funds do not currently believe that any of the pending Actions or the regulatory inquires will have a material impact on any of the Strong Funds.

44

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders

of Strong Core Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Balanced Fund, Strong Large Cap Core Fund, Strong Growth and Income Fund and Strong Opportunity Fund (all four collectively constituting Strong Core Funds, hereafter referred to as the “Funds”) at December 31, 2003, and the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin

February 3, 2004

45

DIRECTORS AND OFFICERS

Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 72 mutual funds (“Strong Funds”).

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc., a utility company) since 1990, Metro Goldwyn Mayer, Inc. (an entertainment company), since 1998, Bassett Furniture Industries, Inc., since 1997, Checker’s Drive-In Restaurants, Inc. (formerly Rally’s Hamburgers, Inc.), since 1994, Johnson Controls, Inc. (an industrial company), since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services), since 2001, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network since November 1997, Health Network Ventures, Inc., from 1992 to April 2000, Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 until October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

Mr. Vogt has been Senior Vice President of IDX Systems Corporation (a management consulting firm) since June 2001; President of Vogt Management Consulting, Inc., from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

46

DIRECTORS AND OFFICERS (continued)

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer of the Strong Funds since November 2002.

Ms. Ohm has been Anti-Money Laundering Compliance Officer of Strong Financial Corporation since February 2003; Assistant Executive Vice President of Strong Financial Corporation since November 2003; Executive Vice President of the Advisor since December 2001; Director of Mutual Fund Administration of Strong Investor Services, Inc., since April 2001; and Marketing Services Manager of Strong Investments, Inc., from November 1998 to April 2001.

Christopher O. Petersen (DOB 1-18-70), Vice President and Assistant Secretary of the Strong Funds since May 2003.

Mr. Petersen has been Managing Counsel of Strong Financial Corporation since March 2003; Corporate Counsel at U.S. Bancorp Asset Management, Inc., from May 2001 to March 2003; Corporate Counsel at First American Asset Management, a division of U.S. Bank National Association (“FAAM”), from September 1999 to May 2001; Compliance Officer at FAAM from January 1999 to September 1999; and Associate Attorney at Mauzy Law Firm from September 1997 to December 1998.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

Mr. Smirl has been Senior Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of Strong Financial Corporation from December 2001 to February 2003; Secretary of Strong Financial Corporation since February 2003; Assistant Executive Vice President of the Advisor since December 2001; Chief Legal Officer of the Advisor since February 2003; Secretary of the Advisor since November 2002; Assistant Secretary of the Advisor from December 2001 to November 2002; Senior Counsel of the Advisor from July 2000 to December 2001; General Counsel of Strong Investments, Inc. (“Distributor”), since November 2001; Secretary of the Distributor since July 2000; Vice President and Chief Compliance Officer of the Distributor from July 2000 to December 2003; Lead Counsel of the Distributor from July 2000 to November 2001; Vice President of Strong Investor Services, Inc., since December 2001; Assistant Secretary of Strong Investor Services, Inc., from December 2001 to May 2003; Secretary of Strong Investor Services, Inc., since May 2003; Partner at Keesal, Young & Logan LLP (a law firm) from September 1999 to July 2000; and Associate at Keesal, Young & Logan LLP from September 1992 to September 1999.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of the Advisor since December 2002; Associate Counsel of the Advisor from April 2001 to December 2001; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; and Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Treasurer of Strong Financial Corporation since December 2001; Assistant Secretary of Strong Financial Corporation from December 2001 to January 2003; Treasurer of Strong Service Corporation since April 1999; Treasurer and Assistant Secretary of Strong Investor Services, Inc., since July 2001; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc., since October 1993; Executive Vice President of Strong Investor Services, Inc., since July 2001; Secretary of Strong Investor Services, Inc., from July 2001 to May 2003; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; and Senior Vice President of the Advisor from February 1998 to April 2001.

Except for Messrs. Davis, Kritzik, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis’s address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik’s address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Malicky’s address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt’s address is P.O. Box 7657, Avon, CO 81620.

The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

47

NOTES

48

NOTES

49

NOTES

50

Directors

Willie D. Davis

Gordon B. Greer

Stanley Kritzik

Neal Malicky

William F. Vogt

Officers

Phillip O. Peterson, President (effective January 2004)

Thomas M. Zoeller, Vice President

Richard W. Smirl, Vice President and Secretary

Christopher O. Petersen, Vice President and Assistant Secretary

Gilbert L. Southwell III, Assistant Secretary

John W. Widmer, Treasurer

Ane K. Ohm, Anti-Money Laundering Compliance Officer

Investment Advisor

Strong Capital Management, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor

Strong Investments, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent

Strong Investor Services, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants

PricewaterhouseCoopers LLP

100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street, Milwaukee, Wisconsin 53202

Strong Investments

P.O. Box 2936 | Milwaukee, WI 53201

www.Strong.com

To order a free prospectus kit,

call 1-800-368-1030

To learn more about our funds, discuss an

existing account, or conduct a transaction,

call 1-800-368-3863

To receive a free copy of the policies and

procedures the funds use to determine how

to vote proxies relating to portfolio securities,

call 1-800-368-3863, or visit the Securities

and Exchange Commission’s web site at

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This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT40963 02-04

ACOR/WH2056 12-03

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

Item 3.	Audit Committee Financial Expert

The registrant’s Board of Directors has determined that independent director Stanley Kritzik qualifies as an Audit Committee financial expert. The designation of a person as an “Audit Committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “Audit Committee financial expert” designation. Similarly, the designation of a person as an “Audit Committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

Item 4.	Principal Accountant Fees and Services

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2003
	Audit Fees	Audit Related Fees	Tax Fees	Other Fees

Strong Opportunity Fund, Inc.	$109,617	$—	$8,477	$—

	2002
	Audit Fees	Audit Related Fees	Tax Fees	Other Fees

Strong Opportunity Fund, Inc.	$78,858	$—	$13,133	$—

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, specifically the review of regulatory filings related to reorganizations and new share classes. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share of amounts for products and services other than those reported above.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the Funds by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the Funds’ independent auditor for the Funds’ investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the Funds. Unless a type of service to be provided by the independent auditor has received preapproval, it will require specific preapproval by the Audit Committee. Any proposed services exceeding preapproved cost levels will require separate preapproval by the Audit Committee.

Notwithstanding any provision of this Policy, the Audit Committee is not required to preapprove services for which preapproval is not required by applicable law, including de minimis services (defined as non-audit services that constitute no more than 5% of the total amount of revenues paid to the independent auditor during the year in which the services are provided) and grandfathered services.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibility to preapprove services performed by the independent auditor to management.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $254,000 and $266,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5 – 6. [Reserved]

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.	[Reserved]

Item 9.	Controls and Procedures

(a) An evaluation was performed within 90 days from the date hereof under the supervision of the Registrant’s management, including the principal executive officer and treasurer, regarding the effectiveness of the registrant’s disclosure controls and procedures. Based on that evaluation, it was determined that such disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant in the reports its files or submits on Form N-CSR (1) is accumulated and communicated to the Registrant’s management, including its principal executive officer and treasurer, to allow timely decisions regarding required disclosure, and (2) is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b) There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation referenced in (a) above, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10.	Exhibits

The following exhibits are attached to this Form N-CSR:

10(a)	Code of Ethics required by Item 2 of Form N-CSR

10(b)(1)	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

10(b)(2)	Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

10(c)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strong Opportunity Fund, Inc., on behalf of Strong Advisor Select Fund, Strong Advisor U.S. Small/Mid Cap Growth Fund, Strong Endeavor Fund and Strong Opportunity Fund

By:	/s/ Richard W. Smirl
Richard W. Smirl, Vice President and Secretary

Date: February 24, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas M. Zoeller
Thomas M. Zoeller, Principal Executive Officer

Date: February 24, 2004

By:	/s/ John W. Widmer
John W. Widmer, Treasurer (Principal Financial Officer)

Date: February 24, 2004